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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05426
AIM Investment Funds

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 100 Houston, Texas	77046

(Address of principal executive offices)	(Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 10/31
Date of reporting period: 10/31/09

Item 1. Reports to Stockholders.

Annual Report to Shareholders	October 31, 2009

AIM Balanced-Risk Allocation Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Fund Performance
7	Supplemental Information
8	Schedule of Investments
9	Financial Statements
11	Notes to Financial Statements
19	Financial Highlights
20	Auditor’s Report
21	Fund Expenses
22	Approval of Investment Advisory and Sub-Advisory Agreements
T-1	Trustees and Officers
EX-99.CODE ETH
EX-99.CERT
EX-99.906CERT

Letters to Shareholders

Philip Taylor
Dear Shareholders:
While the year covered by this report was difficult, economic conditions and market trends appeared more favorable at the close of the fiscal year than at its start. The 12 months ended October 31, 2009, included a sharp market sell-off in late 2008 that continued into early 2009 – when an abrupt rebound began.
Increased communication
This volatility prompted a greater-than-usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.
     Your questions, comments and suggestions gave me better insight into what was on your minds.
     As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of “Investment Perspective” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
     To access your Fund’s latest quarterly commentary, click on “Products and Performance” at the top of our website; next, select “Mutual Funds”; and then click on “Quarterly Commentary.”
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a rather robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward – often anticipating economic improvement or deterioration well before it arrives. In his most recent Monetary Report to the Congress, U.S. Federal Reserve Board Chairman Ben Bernanke testified that he anticipates a gradual economic recovery in 2010 with some acceleration in growth in 2011.1 I hope his guarded optimism proves to be accurate.
     Until then, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007, and just 2.7% in 2008.2 That same estimate suggests Americans saved 3.7% and 4.9% of their disposable personal income in the first and second quarters of 2009, respectively.2
     While a sustained reduction in consumer spending could delay or weaken a recovery, many families have decided that spending less and saving more makes sense – and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds can often be followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more, and to do so over a long time horizon – particularly in periods of economic hardship – it really is a reliable way to build an investment portfolio.
     If you’ve made a similar decision, it’s important that you work with an experienced, trusted financial advisor. A financial advisor can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest3 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 U.S. Federal Reserve; 2 Bureau of Economic Analysis; 3 Pensions & Investments

2	AIM Balanced-Risk Allocation Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the economy and financial markets have shown some signs of hope, investors remain rightfully cautious. Staying with an appropriately diversified investment program focused on your individual long-term goals can be a wise course in such uncertain times. We believe the route to financial success is more like a marathon than a sprint.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance performance in ways that put your interests first.
     We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.’s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market’s decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.
     At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Click the “About Us” tab at the top of the home page; click “Legal Information”; and then click “Investment Advisory Agreement Renewals.”
      The website also contains news and market information, investment education, planning information, current reports and prospectuses for all the AIM Funds. I highly recommend it to you.
     You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.
Sincerely,
Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

3	AIM Balanced-Risk Allocation Fund

Management’s Discussion of Fund Performance

Performance summary
For the period from the Fund’s inception on June 2, 2009, to the close of the fiscal year on October 31, 2009, Class A shares of AIM Balanced-Risk Allocation Fund, at net asset value, returned 7.20%. This was lower than the Fund’s custom style- specific benchmark, which returned 10.06% since the Fund’s inception.
     The strong equity market performance over this almost five-month period from the Fund’s inception to the end of the fiscal year made it difficult for a broadly diversified fund like AIM Balanced-Risk Allocation Fund to keep pace. However, even over this very short investment horizon, the Fund’s strategy performed as expected when equity markets declined in June and October; in both months, the Fund outperformed its style-specific index.
     Additional information about your Fund’s performance appears later in this report.

Fund vs. Indexes
Cumulative total returns, 6/2/09 to 10/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.20%

Class B Shares	6.80

Class C Shares	6.90

Class R Shares	7.10

Class Y Shares	7.30

Custom Balanced Risk Allocation Broad Index▼ (Broad Market Index)	8.91

Custom Balanced Risk Allocation Style Index▼ (Style-Specific Index)	10.06

Lipper Global Flexible Portfolio Funds Index▪ (Peer Group Index)	11.09

▼Invesco Aim, Lipper Inc.; ▪Lipper Inc.

How we invest
Our philosophy is based on the idea that understanding, managing and allocating risk is fundamental to a properly constructed portfolio. The Fund uses a risk premium capture strategy that seeks to generate returns by investing in equity, bond and commodity markets using a risk balanced investment process.
     Specifically, we select the appropriate assets for the strategy, allocate them based on proprietary risk-management and portfolio-construction techniques, and then apply an active positioning process in an effort to improve expected returns. Our primary objective is to build

Risk Allocation
By asset class

		% As of
Asset Class	Strategic Allocation	10/31/09
Equity	33.4%	31.6%

Fixed Income	33.3	42.7

Commodities	33.3	25.7

Total Net Assets		$244.3 million
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
     The Fund uses commodity-linked derivative investments and enhanced investment techniques such as leverage.
a portfolio that may perform well in diverse economic environments – recessionary, non-inflationary growth and inflationary growth – while balancing the amount of risk contributed by its exposure to equity, fixed-income and commodity markets.
     Our disciplined, three-step investment process seeks to build a portfolio that will perform well in any economic environment while limiting the impact that poor performance from any single asset has on overall Fund performance. We begin the process by selecting representative assets for each asset class (equities, fixed income and commodities) from a universe of more than 50 assets. We consider three criteria when selecting assets:
■	Low correlation among the assets – we estimate long-term correlation among assets to build a Fund that is fully diversified.

■	Theoretical basis for excess return – we analyze each asset’s expected excess return over cash – its risk premium.

■	Liquidity, transparency and flexibility – the strategy is implemented using exchange-traded futures and other derivative or financially linked instruments. This ensures ample capacity and allows for daily liquidity while providing pure asset-class exposure. The Fund uses commodity-linked derivative investments and enhanced investment techniques such as leverage.
     Next, we seek to construct the Fund so that an approximately equal amount of risk comes from the equity, fixed income and commodity allocations. This balanced-risk allocation drives the weight of each asset class. We believe this approach may help mitigate large losses in capital and improve the portfolio’s risk/ reward profile which is commonly referred to as the Sharpe ratio. We re-estimate the risk contributed by each asset and re-optimize the portfolio at least annually, or when new assets are added to the portfolio.
     Finally, on a monthly basis, we actively adjust portfolio positions to reflect the near-term environment while remaining consistent with the optimized portfolio structure. The positions are weighted to reflect the volatility of each asset (e.g., bonds tend to have larger active positions than equities). This step is crucial because various asset classes respond differently to different economic environments. Active positioning better aligns the portfolio with the economic climate. We always have exposure to all of the underlying markets that comprise the Fund. There will not be an outright liquidation of a market exposure.

Market conditions and your Fund
AIM Balanced-Risk Allocation Fund was launched in an environment that belies its surroundings. While global economic growth remained weak in the aftermath of the credit crisis and the path of future growth remained uncertain, investors’ improving risk appetite – combined with significant global fiscal and monetary stimulus – resulted in a significant equity market rally beginning in March and running through much of the Fund’s short history. While this resulted in short-term underperformance by the Fund relative to its style-specific benchmark, the Fund demonstrated the benefit of its risk-balanced investment strategy when equity markets declined in June and October; both months, the Fund’s Class A shares at net asset value outperformed the Fund’s style-specific benchmark. This downside protection may help the Fund keep pace with the benchmark during periods of strong equity market performance.

4          AIM Balanced-Risk Allocation Fund

     Equities returned in excess of 10% during the period,1 consistent with the type of performance we have experienced coming out of previous recessions. We anticipate continued strong performance for most equity markets through year-end. Japanese equities lagged other developed markets during the period,1 but at the close of the fiscal year they appeared inexpensive compared with their peers. However, the recent strength of the yen largely offset this valuation advantage and we found more attractive markets elsewhere. Our equity exposure was the most significant contributor to performance during the period covered by this report.
     Historically low short-term interest rates made most assets more attractive than cash. Long-term U.S. Treasury yields remained low by historical standards, but the cyclical environment makes it unlikely that this will change in the near future. Inflation declined over the last year and we believe it should remain subdued. We do not expect yields to begin rising materially until monetary policy becomes less stimulative. Our bond positions were positive contributors to Fund performance during the period.
     Despite flat returns for the S&P GSCI Index during the period,2 individual commodity prices varied widely.1 Base metals prices were up dramatically1 while certain energy prices such as natural gas declined.3 Precious metals – gold in particular – continued to look compelling in our work due to significant fiscal and monetary policy stimulus. We have a balanced view of other commodity categories, as improving economic growth is offset by sizable inventories. Our commodity strategy contributed positively to Fund performance in the period.
     Our active positioning strategy favored all three asset classes during the period and had a positive effect on Fund performance. While having only a modest effect on performance, the true benefits of this tactical element to the strategy typically occurs when there is a significant shift in the direction of returns in the markets – an environment largely absent during the last few months.
     Finally, we would like to thank and welcome our new shareholders. We thank you for your commitment to AIM Balanced-Risk Allocation Fund.
1 Datastream
2 Morningstar
3 CNNMoney.com
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk

Allocation Fund. He is chief investment officer of Invesco Global Asset Allocation. Mr. Wolle began his investment career in 1991 and joined Invesco in 1999. Mr. Wolle earned a B.S. from Virginia Polytechnic Institute and State University, graduating magna cum laude. He earned an M.B.A. from the Fuqua School of Business at Duke University, where he earned the distinction of Fuqua Scholar.
Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk

Allocation Fund. He began his investment career in 1985 and joined Invesco in 2000. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. from the Fuqua School of Business at Duke University with a concentration in finance and real estate.
Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk

Allocation Fund. He began his investment career in 1996 and joined Invesco in 1998. Mr. Devine earned a B.A. from Wake Forest University and an M.B.A. from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk

Allocation Fund. He began his investment career in 1992 and joined Invesco in 1994. Mr. Hixon earned a B.B.A. in finance and graduated magna cum laude from Georgia Southern University. He earned an M.B.A. in finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of AIM Balanced-Risk

Allocation Fund. He began his investment career in 1987 and joined Invesco in 2000. Mr. Ulrich earned the equivalent of a B.B.A. from the KV Zurich Business School in Zurich, Switzerland.
Assisted by the Global Asset Allocation Team

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our web site – invescoaim.com. More detail is available to you at that site.

5          AIM Balanced-Risk Allocation Fund

Your Fund’s Performance

Cumulative Total Returns

As of 10/31/09, including maximum applicable sales charges

Class A Shares

Inception (6/2/09)	1.32%

Class B Shares

Inception (6/2/09)	1.80%

Class C Shares

Inception (6/2/09)	5.90%

Class R Shares

Inception (6/2/09)	7.10%

Class Y Shares

Inception (6/2/09)	7.30%
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most

Cumulative Total Returns

As of 9/30/09, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (6/2/09)	1.51%

Class B Shares

Inception (6/2/09)	2.10%

Class C Shares

Inception (6/2/09)	6.10%

Class R Shares

Inception (6/2/09)	7.30%

Class Y Shares

Inception (6/2/09)	7.40%
recent Fund prospectus for Class A, Class B, Class C, Class R and Class Y shares was 1.16%, 1.91%, 1.91%, 1.41% and 0.91%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R and Class Y shares was 1.69%, 2.44%, 2.44%, 1.94% and 1.44%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the advisor not waived fees and/ or reimbursed expenses, performance would have been lower.

[1]	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least February 28, 2011. See current prospectus for more information.

continued from page 7

■	The Lipper Global Flexible Portfolio Funds Index is an equally weighted representation of the largest funds in the Lipper Global Flexible Portfolio Funds category. These funds allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return.

■	The S&P GSCI Index is an unmanaged world production-weighted index composed of the principal physical commodities that are the subject of active, liquid futures markets.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analysts® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6          AIM Balanced-Risk Allocation Fund

AIM Balanced-Risk Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.
■	Unless otherwise stated, information presented in this report is as of October 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco Aim.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk – the risk that the other party will not complete the transaction with the Fund.

■	Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.

■	The Fund is indirectly exposed to the risks associated with the subsidiary’s investments. The subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections under the Act. Accordingly, the Fund will not have all the protections offered to investors in registered investment companies.

■	The Fund or the subsidiary may invest in commodity-linked derivative instruments that may be subject to greater volatility than investments in traditional securities.

■	Individually negotiated, or over-the counter, derivatives are also subject to counterparty risk – the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction of an underlying fund.

■	Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

■	The Fund is subject to currency/ exchange rate risk because it may buy or sell currencies other than the U.S. dollar.

■	Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher, and there may be delays in settlement procedures.

■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

■	Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

■	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.

■	The prices of securities held by the Fund may decline in response to market risks.

■	Nondiversification increases the risk that the value of the Fund’s shares may vary more widely, and the Fund may be subject to greater investment and credit risk than if it invested more broadly.

■	The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.

About indexes used in this report
■	The Custom Balanced Risk Allocation Broad Index consists of 60% of the S&P 500 Index and 40% of the Barclays Capital U.S. Aggregate Index. The S&P 500 Index is a market capitalization-weighted index covering all major areas of the U.S. economy. The Barclays Capital U.S. Aggregate Index covers U.S. investment-grade fixed-rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities.

■	The Custom Balanced Risk Allocation Style Index was created by Invesco Aim to serve as the style specific benchmark for AIM Balanced-Risk Allocation Fund. From the inception of the Fund to November 30, 2009, the index was composed of the MSCI World IndexSM and the JP Morgan Global Government Bonds Index. Since December 1, 2009, the index is composed of the MSCI World Index and Barclays Capital U.S. Aggregate Index. The composition of the index may change from time to time based upon the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the Fund. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The JP Morgan Global Government Bonds Index is a market capitalization weighted index that tracks government bond securities of developed markets. The Barclays Capital U.S. Aggregate Index covers U.S. investment-grade fixed-rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities.
continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ABRZX
Class B Shares	ABRBX
Class C Shares	ABRCX
Class R Shares	ABRRX
Class Y Shares	ABRYX

7          AIM Balanced-Risk Allocation Fund

Consolidated Schedule of Investments

October 31, 2009

	Shares	Value

Exchange-Traded Notes–10.94%
PowerShares DB Gold Double Long(a) (Cost $25,072,804)	712,500	$26,725,875

	Principal
	Amount
U.S. Treasury Bills–5.32%
0.19%, 03/18/10(b) (Cost $12,990,648)	$13,000,000	12,995,351

	Shares
Money Market Funds–78.42%
Liquid Assets Portfolio–Institutional Class(c)	82,275,603	82,275,603

Premier Portfolio–Institutional Class(c)	82,275,603	82,275,603

Treasury Portfolio–Institutional Class(c)	27,068,035	27,068,035

Total Money Market Funds (Cost $191,619,241)		191,619,241

TOTAL INVESTMENTS–94.68% (Cost $229,682,693)		231,340,467

OTHER ASSETS LESS LIABILITIES–5.32%		12,991,767

NET ASSETS–100.00%		$244,332,234

Notes to Schedule of Investments:

(a)	Not an affiliate of the Fund or its investment advisor.
(b)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c)	The money market fund and the Fund are affiliated by having the same investment advisor.

Open Futures Contracts and Swap Agreements at Period-End

					Unrealized
		Number of	Month/		Appreciation
Futures Contracts		Contracts	Commitment	Value	(Depreciation)

Dow Jones Eurostoxx 50		297	December-2009/Long	$11,912,770	$(613,012)

E-mini S&P 500 Index		287	December-2009/Long	14,823,550	175,963

FTSE 100 Index		186	December-2009/Long	15,264,808	(296,311)

Hang Seng Index		80	November-2009/Long	11,163,655	(196,649)

LME Copper		93	December-2009/Long	15,042,169	735,825

Russell 2000 Index Mini		200	December-2009/Long	11,208,000	(444,390)

CBOT Soybean Meal		557	December-2009/Long	16,542,900	(1,278,491)

Topix Tokyo Price Index		119	December-2009/Long	11,822,507	(602,971)

WTI Crude		163	March-2010/Long	12,842,770	1,148,156

Sub-total Futures Contracts				$120,623,129	$(1,371,880)

				Notional
				Amount
Swap Agreements	Counterparty			(000)

Euro Buxl 30 Year Bonds	Merrill Lynch	255	December-2009/Long	$35,442	$269,498

Japan 10 Year Bonds	Merrill Lynch	72	December-2009/Long	107,384	(567,995)

Long Gilt	Goldman Sachs	273	December-2009/Long	52,644	186,313

U.S. Treasury Long Bonds	Goldman Sachs	256	December-2009/Long	30,621	109,316

Sub-total Swap Agreements				$226,091	$(2,868)

Total					$(1,374,748)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8        AIM Balanced-Risk Allocation Fund

Consolidated Statement of Assets and Liabilities

October 31, 2009

Assets:
Investments, at value (Cost $38,063,452)	$39,721,226

Investments in affiliated money market funds, at value and cost	191,619,241

Total investments, at value (Cost $229,682,693)	231,340,467

Receivables for:
Deposits with brokers for open futures contracts	13,700,320

Fund shares sold	1,111,021

Dividends	23,367

Fund expenses absorbed	25,604

Investment for trustee deferred compensation and retirement plans	488

Other assets	67,760

Total assets	246,269,027

Liabilities:
Payables for:
Fund shares reacquired	15,213

Variation margin	1,842,710

Accrued fees to affiliates	12,593

Accrued other operating expenses	61,791

Trustee deferred compensation and retirement plans	1,618

Unrealized depreciation on swap agreements	2,868

Total liabilities	1,936,793

Net assets applicable to shares outstanding	$244,332,234

Net assets consist of:
Shares of beneficial interest	$228,849,358

Undistributed net investment income	5,667,999

Undistributed net realized gain	9,531,851

Unrealized appreciation	283,026

$244,332,234

Net Assets:
Class A	$17,666,579

Class B	$930,190

Class C	$3,541,683

Class R	$71,589

Class Y	$3,557,550

Institutional Class	$218,564,643

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	1,647,396

Class B	87,067

Class C	331,474

Class R	6,686

Class Y	331,499

Institutional Class	20,366,331

Class A:
Net asset value per share	$10.72

Maximum offering price per share (Net asset value of $10.72 divided by 94.50%)	$11.34

Class B:
Net asset value and offering price per share	$10.68

Class C:
Net asset value and offering price per share	$10.68

Class R:
Net asset value and offering price per share	$10.71

Class Y:
Net asset value and offering price per share	$10.73

Institutional Class:
Net asset value and offering price per share	$10.73

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9        AIM Balanced-Risk Allocation Fund

Consolidated Statement of Operations

For the period June 2, 2009 (commencement date) through October 31, 2009

Investment income:
Dividends from affiliated money market funds	$206,119

Interest	3,987

Total investment income	210,106

Expenses:
Advisory fees	882,233

Administrative services fees	42,181

Custodian fees	3,104

Distribution fees:
Class A	6,304

Class B	1,486

Class C	5,006

Class R	62

Transfer agent fees — A, B, C, R and Y	8,799

Transfer agent fees — Institutional	1,129

Trustees’ and officers’ fees and benefits	6,968

Professional services fees	86,772

Other	59,762

Total expenses	1,103,806

Less: Fees waived and expenses reimbursed	(169,222)

Net expenses	934,584

Net investment income (loss)	(724,478)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(66,116)

Foreign currencies	33,061

Futures contracts	10,415,218

Swap agreements	5,609,611

15,991,774

Change in net unrealized appreciation (depreciation) of:
Investment securities	1,657,774

Futures contracts	(1,371,880)

Swap agreements	(2,868)

283,026

Net realized and unrealized gain	16,274,800

Net increase in net assets resulting from operations	$15,550,322

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10        AIM Balanced-Risk Allocation Fund

Consolidated Statement of Changes in Net Assets

For the period June 2, 2009 (commencement date) through October 31, 2009

2009

Operations:
Net investment income (loss)	$(724,478)

Net realized gain	15,991,774

Change in net unrealized appreciation	283,026

Net increase in net assets resulting from operations	15,550,322

Share transactions-net:
Class A	17,382,553

Class B	910,511

Class C	3,487,776

Class R	70,216

Class Y	3,445,107

Institutional Class	203,485,749

Net increase in net assets resulting from share transactions	228,781,912

Net increase in net assets	244,332,234

Net assets:
Beginning of year	—

End of year (includes undistributed net investment income of $5,667,999)	$244,332,234

Notes to Consolidated Financial Statements

October 31, 2009

NOTE 1—Significant Accounting Policies

AIM Balanced-Risk Allocation Fund (the “Fund”) is a series portfolio of AIM Investment Funds (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Aim Cayman Commodity Fund I Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized to invest in commodity-linked derivatives. The Fund may invest up to 25% of its total assets in the Subsidiary. Information presented in these consolidated financial statements pertains only to the Fund, which includes the investment in the Subsidiary.
  The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

11        AIM Balanced-Risk Allocation Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to

12        AIM Balanced-Risk Allocation Fund

federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.
In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Exchange-traded Notes — The Fund may invest in exchange-traded notes (“ETNs”) which are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs can be traded on an exchange and/or they can be held to maturity. At maturity, the issuer pays the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets and changes in the applicable interest rates. ETNs are subject to credit risk, including the credit risk of the issuer.
J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
K.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold

13        AIM Balanced-Risk Allocation Fund

in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
L.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
M.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange traded funds. The Subsidiary, unlike the fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange traded notes, that my provide leverage and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the “Advisor” or “Invesco Aim”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.950%

Next $250 million	0.925%

Next $500 million	0.90%

Next $1.5 billion	0.875%

Next $2.5 billion	0.85%

Next $2.5 billion	0.825%

Next $2.5 billion	0.80%

Over $10 billion	0.775%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisors”) the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s). To the extent the Fund invests its assets in the Subsidiary, the Advisor shall not collect the portion of the advisory fee that the Advisor would otherwise be entitled to collect from the Fund, in an amount equal to 100% of the advisory fee that the Advisor receives from the Subsidiary.
  The Subsidiary has entered into a separate contract with the Advisor whereby the Advisor provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Advisor based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

14        AIM Balanced-Risk Allocation Fund

  The Advisor had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 1.24%, 1.99%, 1.99%, 1.49%, 0.99% and 0.99% of average daily net assets, respectively. Effective November 4, 2009, the Advisor has contractually agreed to reduce such expense limits by 0.20%, through at least February 28, 2011. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; (vi) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. (“Invesco”) described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.
  Further, the Advisor has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund and the Subsidiary in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund and the Subsidiary of uninvested cash in such affiliated money market funds.
  For the period June 2, 2009 (commencement date) to October 31, 2009, the Advisor waived advisory fees of $159,294 and reimbursed class level expenses of $5,752, $339, $1,142, $28, $1,538 and $1,129 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Consolidated Statement of Operations. For the period June 2, 2009 (commencement date) to October 31, 2009, Invesco did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the period June 2, 2009 (commencement date) to October 31, 2009, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period June 2, 2009 (commencement date) to October 31, 2009, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the period June 2, 2009 (commencement date) to October 31, 2009, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period June 2, 2009 (commencement date) to October 31, 2009, IADI advised the Fund that IADI retained $20,539 in front-end sales commissions from the sale of Class A shares and $0, $0, $395 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

15        AIM Balanced-Risk Allocation Fund

  The following is a summary of the tiered valuation input levels, as October 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Exchange — Traded Notes	$26,725,875	$—	$—	$26,725,875

Money Market Funds	191,619,241	—	—	191,619,241

U.S. Treasury Debt Securities	—	12,995,351	—	12,995,351

				231,340,467

Other Investments*	(1,374,748)	—	—	(1,374,748)

Total Investments	$216,970,368	$12,995,351	$—	$229,965,719

*	Other Investments includes, futures and swap agreements, which are included at unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Effective June 2, 2009 (commencement date), the Fund has implemented new required disclosures about derivative instruments and hedging activities in accordance with GAAP. GAAP has intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the consolidated financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of October 31, 2009:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Commodity risk
Futures contracts(a)	$94,690	$(860,445)

Interest rate risk
Swap agreements(b)	610,443	(613,311)

Market risk
Futures contracts(a)	387,780	(1,464,735)

	$1,092,913	$(2,938,491)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin payable is reported within the Consolidated Statement of Assets & Liabilities.
(b)	Values are disclosed on the Consolidated Statement of Assets and Liabilities under Unrealized depreciation on swap agreements.

Effect of Derivative Instruments for the period June 2, 2009 (commencement date) through October 31, 2009

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Consolidated Statement of
	Operations
	Futures*	Swap Agreements*

Realized Gain
Commodity risk	$2,017,824	$—

Interest rate risk	—	5,609,611

Market risk	8,397,394	—

Change in Unrealized Appreciation (Depreciation)
Commodity risk	605,490	—

Interest rate risk	—	(2,868)

Market risk	(1,977,370)	—

Total	$9,043,338	$5,606,743

*	The average value of futures and swap agreements outstanding during the period was $110,968,834 and $199,819,330, respectively.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such

16        AIM Balanced-Risk Allocation Fund

deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the period June 2, 2009 to October 31, 2009, the Fund paid legal fees of $401 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

There were no ordinary income and long-term gain distributions paid during the period June 2, 2009 (commencement date) to October 31, 2009.

Consolidated Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$13,528,397

Undistributed long-term gain	1,404,703

Net unrealized appreciation — investments	1,657,774

Net unrealized appreciation (depreciation) — other investments	(1,106,321)

Temporary book/tax differences	(1,677)

Shares of beneficial interest	228,849,358

Total net assets	$244,332,234

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund does not have a capital loss carryforward as of October 31, 2009.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period June 2, 2009 (commencement date) to October 31, 2009 was $98,936,465 and $19,073,542, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$1,657,774

Aggregate unrealized (depreciation) of investment securities	—

Net unrealized appreciation of investment securities	$1,657,774

  Investments have the same cost for tax and financial statement purposes.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and income from Subsidiary, on October 31, 2009, undistributed net investment income was increased by $6,392,477, undistributed net realized gain was decreased by $6,459,923 and shares of beneficial interest increased by $67,446. This reclassification had no effect on the net assets of the Fund.

17        AIM Balanced-Risk Allocation Fund

NOTE 10—Share Information

	Summary of Share Activity

	June 2, 2009 (commencement date) to October 31, 2009(a)
	Shares	Amount

Sold:
Class A	1,748,191	$18,462,486

Class B	87,918	919,158

Class C	336,378	3,540,441

Class R	6,686	70,216

Class Y	331,935	3,449,846

Institutional Class	21,176,874	211,857,825

Automatic conversion of Class B shares to Class A shares:
Class A	851	8,647

Class B	(851)	(8,647)

Reacquired:
Class A	(101,646)	(1,088,580)

Class B	—	—

Class C	(4,904)	(52,665)

Class Y	(436)	(4,739)

Institutional Class	(810,543)	(8,372,076)

Net increase in share activity	22,770,453	$228,781,912

(a)	83% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco Aim.

18        AIM Balanced-Risk Allocation Fund

NOTE 11—Consolidated Financial Highlights

The following schedule presents financial highlights for each share of the Fund outstanding throughout the periods indicated.

								Ratio of		Ratio of
								expenses		expenses
			Net gains					to average		to average net		Ratio of net
	Net asset	Net	on securities					net assets		assets without		investment
	value,	investment	(both	Total from	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 10/31/09(d)	$10.00	$(0.05)	$0.77	$0.72	$10.72	7.20%	$17,667	1.24	%(e)	1.64	%(e)	(1.02	)%(e)	252%

Class B
Year ended 10/31/09(d)	10.00	(0.08)	0.76	0.68	10.68	6.80	930	1.99	(e)	2.39	(e)	(1.77	)(e)	252

Class C
Year ended 10/31/09(d)	10.00	(0.08)	0.76	0.68	10.68	6.80	3,542	1.99	(e)	2.39	(e)	(1.77	)(e)	252

Class R
Year ended 10/31/09(d)	10.00	(0.06)	0.77	0.71	10.71	7.10	72	1.49	(e)	1.89	(e)	(1.27	)(e)	252

Class Y
Year ended 10/31/09(d)	10.00	(0.03)	0.76	0.73	10.73	7.30	3,558	0.99	(e)	1.39	(e)	(0.77	)(e)	252

Institutional Class
Year ended 10/31/09(d)	10.00	(0.03)	0.76	0.73	10.73	7.30	218,565	0.99	(e)	1.17	(e)	(0.77	)(e)	252

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.
(d)	Commencement date of June 2, 2009.
(e)	Ratios are annualized and based average daily net assets (000’s omitted) of $6,055, $357, $1,202, $30, $1,619 and $213,739 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.

19        AIM Balanced-Risk Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds
and Shareholders of AIM Balanced-Risk Allocation Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the consolidated financial position of Balanced-Risk Allocation Fund (one of the funds constituting AIM Investment Funds, hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations, the changes in its net assets and the financial highlights for the period June 2, 2009 (commencement date) through October 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 15, 2009
Houston, Texas

20        AIM Balanced-Risk Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The actual ending account value in the example below are based on and investment of $1,000 invested on June 2, 2009 (commencement date) and held through October 31, 2009. The hypothetical ending account value and expenses in the example below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2,4]	(10/31/09)	Period[2,5]	Ratio[3]
A	$1,000.00	$1,072.00	$5.35	$1,018.95	$6.31	1.24%

B	1,000.00	1,068.00	8.57	1,015.17	10.11	1.99

C	1,000.00	1,069.00	8.57	1,015.17	10.11	1.99

R	1,000.00	1,071.00	6.43	1,017.69	7.58	1.49

Y	1,000.00	1,073.00	4.27	1,020.21	5.04	0.99

[1]	The actual ending account value is based on the actual total return of the Fund for the period June 2, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 152/365 to reflect the most recent fiscal half year.
[3]	The Fund’s advisor has contractually agreed, through at least February 28, 2011 to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses of Class A, Class B, Class C, Class R, and Class Y shares to 1.04%, 1.79%, 1.79%, 1.29 and 0.79%, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 1.04%, 1.79%, 1.79%, 1.29% and 0.79% for Class A, Class B, Class C, Class R and Class Y shares, respectively.
[4]	The actual expenses paid restated as if the changes discussed above in footnote 3 had been in effect throughout the entire most recent fiscal year are $4.49, $7.71, $7.71, $5.56 and $3.41 for Class A, Class B, Class C, Class R and Class Y shares, respectively.
[5]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical expenses paid restated as if the changes discussed above in footnote 3 had been in effect throughout the entire most recent fiscal half year period are $5.30, $9.10, $9.10, $6.56 and $4.02 for Class A, Class B, Class C, Class R and Class Y shares, respectively.

21        AIM Balanced-Risk Allocation Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Investment Funds is required under the Investment Company Act of 1940 to approve the AIM Balanced-Risk Allocation Fund (the Fund) investment advisory agreement with Invesco Aim Advisors, Inc. (Invesco Aim) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutsch-land, GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc. (IINA), Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During meetings held on March 2 - 3, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately, approved an amendment to the Fund’s investment advisory agreement and an amendment to the sub-advisory contracts to add the Fund. In doing so, the Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Aim and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.
The Board’s Evaluation Process
The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the management of a number of the series portfolios of the AIM Funds. The Fund will be assigned to one of the Sub-Committees. This Sub-Committee structure permits the Trustees to focus on the performance of the AIM Funds that have been assigned to them. The Sub-Committees meet throughout the year to review the performance of their assigned funds, and the Sub-Committees review monthly and quarterly comparative performance information and periodic asset flow data for their assigned funds. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management and review with these individuals the performance, investment objective(s), policies, strategies and limitations of these funds.
     In determining to approve the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts. The discussion serves as a summary of the discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Board considered all of the information provided to them and did not identify any particular factor that was controlling. Each Trustee may have evaluated the information provided differently from another Trustee and attributed different weight to the various factors.
Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreement and Sub-Advisory Contracts
A.	Nature, Extent and Quality of Services Provided by Invesco Aim
The Board reviewed the advisory services to be provided to the Fund by Invesco Aim under the Fund’s investment advisory agreement and the credentials and experience of the officers and employees of Invesco Aim who will provide these services. The Board’s review of the qualifications of Invesco Aim to provide these services included the Board’s consideration of Invesco Aim’s portfolio and product review process, various back office support functions provided by Invesco Aim and its affiliates, and Invesco Aim’s global trading operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Aim are appropriate.
     In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Aim and the AIM Funds, as well as the Board’s knowledge of Invesco Aim’s operations, and concluded that it was beneficial to maintain the relationship for the Fund, in part, because of such knowledge.
B.	Nature, Extent and Quality of Services Provided by Affiliated Sub-Advisors
The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who will provide these services. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are geographically dispersed in financial centers around the world, have been formed in part for the purpose of researching and compiling information and making recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques, and providing investment advisory services. The Board noted that investment decisions for the Fund will be made by Invesco’s Global Asset Allocation Group, which is a part of IINA, utilizing an active tactical asset allocation process which the group uses to manage institutional assets. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Aim to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Fund.
C.	Fund Performance
The Board did not consider the performance of the Fund because the Fund is new and has no performance history.
D.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered the contractual advisory fee rate and the proposed fee waivers and expense limitations that will be in place for the fund through June 30, 2010. The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Aim pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Aim and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Aim to the Affiliated Sub-Advisers, and that Invesco Aim and the Affiliated Sub-Advisers are affiliates. After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the underlying funds fees and expenses and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

22          AIM Balanced-Risk Allocation Fund
Continued

E.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in
Invesco Aim’s provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints, but that the Fund is being newly launched and has not reached a size for the breakpoints to have any effect. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the AIM Funds and affiliates.
F.	Profitability and Financial Resources of Invesco Aim
The Board reviewed information from Invesco Aim concerning the costs of the advisory and other services that Invesco Aim and its affiliates provide to the Fund and the profitability of Invesco Aim and its affiliates in providing these services. The Board also reviewed information concerning the financial condition of Invesco Aim and its affiliates. The Board considered the overall profitability of Invesco Aim, as well as the profitability of Invesco Aim in connection with managing the Fund. The Board noted that Invesco Aim continues to operate at a net profit, although recent economic factors have reduced the profitability of Invesco Aim and its affiliates. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Aim and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Aim is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Aim has the financial resources necessary to fulfill these obligations.
G.	Financial Resources of the Affiliated Sub-Advisers
The Board considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.
H.	Collateral Benefits to Invesco Aim and its Affiliates
The Board considered various other benefits received by Invesco Aim and its affiliates resulting from Invesco Aim’s relationship with the Fund, including the fees received by Invesco Aim and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Aim and its affiliates in providing these services to other AIM Funds and the organizational structure employed by Invesco Aim and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Aim and its affiliates were providing these services in a satisfactory manner and in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
     The Board considered the benefits realized by Invesco Aim as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. It is not anticipated that the Fund will execute brokerage transactions through “soft dollar” arrangements to any significant degree.
     The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Aim pursuant to procedures approved by the Board. The Board noted that Invesco Aim will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Aim has contractually agreed to waive through at least June 30, 2010, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Aim receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board considered the contractual nature of this fee waiver. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

23          AIM Balanced-Risk Allocation Fund

Trustees and Officers
The address of each trustee and officer of AIM Investment Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company) and Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC

		Formerly: President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®

		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Director, Vice President and Secretary, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management Inc.

		Formerly: Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Vice President, Invesco Institutional (N.A.), Inc. (registered investment advisor); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)

		Formerly: President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer and Managing Director, Invesco Aim Capital Management, Inc.; and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco Aim Private Asset Management, Inc. and The AIM Family of Funds®

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company; and Manager of the Fraud Prevention Department, Invesco Aim Investment Services, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, The AIM Family of Funds®, Invesco Global Asset Management (N.A.), Inc. (registered investment advisor), Invesco Institutional (N.A.), Inc., (registered investment advisor), INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment advisor) and Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.

		Formerly: Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company; and Global Head of Product Development, AIG-Global Investment Group, Inc.	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisors.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	Invesco Aim Advisors, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Suite 100	Suite 100	Suite 2900
	Houston, TX 77046-1173	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

Supplement to Annual Report dated 10/31/09
AIM Balanced-Risk Allocation Fund

Institutional Class Shares
The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

Cumulative Total Returns
For periods ended 10/31/09

Inception (6/2/09)	7.30%

Cumulative Total Returns
For periods ended 9/30/09, the most recent calendar quarter-end

Inception (6/2/09)	7.40

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus for Institutional Class shares was 0.91%.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 1.21%. The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.
     Had the advisor not waived fees and/ or reimbursed expenses, performance would have been lower.
     Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.
1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least February 28, 2011. See current prospectus for more information.

Nasdaq Symbol	ABRIX

Over for information on your Fund’s expenses.

This supplement must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC
This material is for institutional investor use only and may not be quoted, reproduced, shown to the public or used in written form as sales literature for public use.
invescoaim.com       ABRA-INS-1            Invesco Aim Distributors, Inc.

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The actual ending account value and expenses in the example below are based on an investment of $1,000 invested on June 2, 2009 (commencement date) and held through October 31, 2009. The hypothetical ending account value and expenses in the example below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HYPOTHETICAL
(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2,4]	(10/31/09)	Period[2,5]	Ratio[3]
Institutional	$1,000.00	$1,073.00	$4.27	$1,020.21	$5.04	0.99%

[1]	The actual ending account value is based on the actual total return of the Fund for the period June 2, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 152/365 to reflect the most recent fiscal half year.
[3]	The Fund’s advisor has contractually agreed, through at least February 28, 2011 to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses is 0.79%. The annualized expense ratios restated as if this agreement had been in effect throughout the entire most recent fiscal half year is 0.79%.
[4]	The actual expenses paid restated as if the changes discussed above in footnote 3 had been in effect throughout the entire most recent fiscal year is $3.41.
[5]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical expenses paid restated as if the changes discussed above in footnote 3 had been in effect throughout the entire most recent fiscal half year period is $4.02.

AIM Balanced-Risk Allocation Fund

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. Click the Products & Performance tab at the top of the home page; click Mutual Funds; and then click Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
If used after January 20, 2010, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco AimSM is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim
Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisers for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund’s prospectus for information on the fund’s subadvisers. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.
     It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

invescoaim.com	ABRA-AR-1	Invesco Aim Distributors, Inc.

Annual Report to Shareholders	October 31, 2009

AIM China Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor’s Report
22	Fund Expenses
23	Approval of Investment Advisory and Sub-Advisory Agreements
26	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
While the year covered by this report was difficult, economic conditions and market trends appeared more favorable at the close of the fiscal year than at its start. The 12 months ended October 31, 2009, included a sharp market sell-off in late 2008 that continued into early 2009 – when an abrupt rebound began.
Increased communication
This volatility prompted a greater-than-usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.
     Your questions, comments and suggestions gave me better insight into what was on your minds.
     As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of “Investment Perspective” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
     To access your Fund’s latest quarterly commentary, click on “Products and Performance” at the top of our website; next, select “Mutual Funds”; and then click on “Quarterly Commentary.”
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a rather robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward – often anticipating economic improvement or deterioration well before it arrives. In his most recent Monetary Report to the Congress, U.S. Federal Reserve Board Chairman Ben Bernanke testified that he anticipates a gradual economic recovery in 2010 with some acceleration in growth in 2011.1 I hope his guarded optimism proves to be accurate.
     Until then, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007, and just 2.7% in 2008.2 That same estimate suggests Americans saved 3.7% and 4.9% of their disposable personal income in the first and second quarters of 2009, respectively.2
     While a sustained reduction in consumer spending could delay or weaken a recovery, many families have decided that spending less and saving more makes sense – and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds can often be followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more, and to do so over a long time horizon – particularly in periods of economic hardship – it really is a reliable way to build an investment portfolio.
     If you’ve made a similar decision, it’s important that you work with an experienced, trusted financial advisor. A financial advisor can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest3 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.
     Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 U.S. Federal Reserve; 2 Bureau of Economic Analysis; 3 Pensions & Investments
2           AIM China Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the economy and financial markets have shown some signs of hope, investors remain rightfully cautious. Staying with an appropriately diversified investment program focused on your individual long-term goals can be a wise course in such uncertain times. We believe the route to financial success is more like a marathon than a sprint.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance performance in ways that put your interests first.
     We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.’s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market’s decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.
     At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Click the “About Us” tab at the top of the home page; click “Legal Information”; and then click “Investment Advisory Agreement Renewals.”
     The website also contains news and market information, investment education, planning information, current reports and prospectuses for all the AIM Funds. I highly recommend it to you.
     You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.
Sincerely,

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees
3           AIM China Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2009, all share classes of AIM China Fund, at net asset value, outperformed the Fund’s broad market and peer group indexes but underperformed its style-specific index.
     The Fund’s performance versus the style-specific index benefited from stock selection in the industrials and consumer discretionary sectors and an underweight position in telecommunication services. While energy and financials were the largest contributors to absolute returns, stock selection in these sectors detracted the most from performance relative to the style-specific index. While we held relatively normal levels of cash during the fiscal year, our cash position also hurt relative performance in a rising market.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/08 to 10/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	86.14%

Class B Shares	84.78

Class C Shares	84.77

Class Y Shares	86.55

MSCI EAFE Index▼ (Broad Market Index)	27.71

MSCI China 10/40 Index■ (Style-Specific Index)*	89.86

MSCI China Index▼(Former Style-Specific Index)*	82.16

Lipper China Region Funds Index▼ (PeerGroup)	81.05

▼	Lipper Inc.; ■ Invesco Aim, Bloomberg L.P.

*	The Fund has elected to use the MSCI China 10/40 Index instead of the MSCI China Index as its style specific index as it better aligns the Fund with its investment processes and restrictions.

How we invest
We believe that there are areas of inefficiencies in the Chinese equity market that we can systematically take advantage of by strictly adhering to a disciplined investment process.
      Our investment process combines a disciplined bottom-up and top-down multifactor analysis. However, we primarily focus on bottom-up stock selection, where we believe we can add the most value. Indexes are listed for reference only, and the Fund is not managed and its portfolio is not constructed to mimic any index.
To capitalize on secular growth in China, we have a broad-based investment universe, including all listed companies in China; companies incorporated in mainland China that are listed on the Hong Kong Stock Exchange; firms incorporated in Hong Kong whose main businesses are in China; and other China-related corporations listed in or outside Hong Kong. We research within the stock universe to identify stocks with the following characteristics:
■ Growth stocks selling at a reasonable price.

■	Quality stocks we believe to be under -valued that will potentially benefit from a pick up in the earnings cycle.

In particular, we evaluate four main criteria when we perform stock research:

■	Valuation - in absolute and relative terms.

■	Management/franchise value - management and ownership, earnings quality, balance sheet quality, product quality.

■	Earnings growth - earnings per share growth, growth in market share, origin of growth.

■	Liquidity - days to get in and out, total turnover.

We consider selling a Fund holding if:

■	We believe the stock is trading significantly above its fair value.

■	We believe a stock has negative earnings momentum or sequential earnings downgrades, unless its valuation is already very low or distressed.

■	We see a permanent, fundamental deterioration in a company’s business prospects.

■	We identify a more attractive opportunity elsewhere.

Market conditions and your Fund
The fiscal year was truly a tale of two markets. During the first four months of the fiscal year, global equity markets, including China, experienced declines as severe problems in credit markets, rising energy and food prices and a deteriorating outlook for corporate earnings led to a global economic recession. However, early in 2009, the global economic contraction began to show signs of mitigating.
     Global equity markets rapidly reversed direction beginning in March 2009 and rallied strongly for most of the remaining

Portfolio Composition

By sector

Financials	29.1%

Energy	16.3

Industrials	10.4

Materials	10.2

Consumer Discretionary	9.8

Telecommunication Services	9.4

Information Technology	7.8

Consumer Staples	4.7

Health Care	1.4

Utilities	0.7

Money Market Funds

Plus Other Assets Less Liabilities	0.2

Top 10 Equity Holdings*

1. China Mobile Ltd.	7.2%

2. China Life Insurance Co., Ltd.-Class H	5.5

3. Bank of China Ltd.-Class H	5.0

4. Industrial and Commercial Bank of China Ltd.-Class H	5.0

5. China Construction Bank Corp.-Class H	4.6

6. PetroChina Co. Ltd.-Class H	4.5

7. CNOOC Ltd.	4.3

8. Tencent Holdings Ltd.	3.2

9. Poly (Hong Kong) Investments Ltd.	3.1

10. China Petroleum and Chemical Corp. (Sinopec)-Class H	2.9

Total Net Assets	$240.2 million

Total Number of Holdings*	72
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4           AIM China Fund

months of the fiscal year. China and other emerging markets outperformed most developed markets over this short period. While economic growth momentum in China slowed during the first part of the fiscal year, the government’s multi-dimensional stimulus package helped keep the country on track to meet its 8.0% annualized gross domestic product (GDP) growth target for 2009.1
     The Fund posted strong double-digit gains during the fiscal year, with all sectors in positive territory. On an absolute basis, our holdings in the financials and energy sectors contributed the most to overall performance. However, these sectors were the largest detractors from performance versus the style-specific index due to stock selection. While we held relatively normal levels of cash during the period, our cash position also hurt relative performance in a rising market environment.
     Positive stock selection in the industrials and consumer discretionary sectors contributed to our performance as did an underweight position in telecommunications services. Favorable stock selection in the information technology sector also helped performance versus the style-specific benchmark.
     Financials sector companies China Life Insurance and China Construction Bank were the largest contributors to the Fund’s performance for the fiscal year. While we consider both these large-cap stocks to be of good quality, their share prices were suppressed by the negative sentiment during the global financial crisis in 2008. In anticipation of China’s economic recovery, both stocks rebounded significantly. While China Construction Bank was a large contributor on an absolute basis, this stock detracted from the Fund’s results relative to the MSCI China 10/40 Index.
     Telecommunication services company China Unicom was the largest detractor from Fund performance. The stock fell due to disappointing earnings as the company made aggressive investments in advanced technology due to the telecommunication services industry restructuring.
     During the fiscal year, our strategy focused on companies that offer strong cash flows and healthy balance sheets. We preferred domestically (Chinese) focused companies, including consumer related firms with strong brands, respected franchises, solid distribution networks and positive pricing power. We also paid close attention to infrastructure-related companies, which stood to possibly benefit from the government’s commitment to large-scale infrastructure projects.
     Given that markets experienced a rapid and strong recovery, we would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult your financial advisor to discuss your individual financial program.
     We remained committed to our discipline and maintained our positive stance on the Chinese economy and stock market over the long term. We thank you for your participation in AIM China Fund.

1	National Development and Reform Commission, People’s Republic of China
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Samantha Ho
Chartered Financial Analyst, investment director for Invesco Hong Kong Ltd., is manager of AIM China Fund. Ms. Ho began her investment career in 1989. She joined Invesco Ltd. in 2004. She earned a B.A. from Bryn Mawr College and an M.B.A. from the UCLA Graduate School of Management.
May Lo
Assistant portfolio manager for Invesco Hong Kong Ltd., is manager of AIM China Fund. Ms. Lo joined Invesco Ltd. in 2005. She earned an M.B.A. from the Massachusetts Institute of Technology Sloan Business School and a B.S. from Cornell University.

5           AIM China Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes with Sales Charges since Inception
Fund and index data from 3/31/06

Past performance cannot guarantee comparable future results.
     Since the last reporting period, the Fund has elected to use the MSCI China 10/40 Index instead of the MSCI China Index as its style specific index as it better aligns the Fund with its investment processes and restrictions. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the Fund’s performance to both the old and the new indexes.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
     Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our web site – invescoaim.com. More detail is available to you at that site.

6          AIM China Fund

Average Annual Total Returns
As of 10/31/09, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	17.72%

1 Year	75.93

Class B Shares

Inception (3/31/06)	18.18%

1 Year	79.78

Class C Shares

Inception (3/31/06)	18.69%

1 Year	83.77

Class Y Shares

Inception	19.66%

1 Year	86.55
Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is March 31, 2006.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the
Average Annual Total Returns
As of 9/30/09, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (3/31/06)	16.32%

1 Year	30.35

Class B Shares

Inception (3/31/06)	16.79%

1 Year	32.06

Class C Shares

Inception (3/31/06)	17.31%

1 Year	35.82

Class Y Shares

Inception	18.28%

1 Year	38.26
maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.76%, 2.51%, 2.51% and 1.51%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.77%, 2.52%, 2.52% and 1.52%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2010. See current prospectus for more information.

continued from page 8

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.
Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

■	The Chartered Financial Analysts® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

7           AIM China Fund

AIM China Fund’s investment objective is long-term growth of capital.
■ Unless otherwise stated, information presented in this report is as of October 31, 2009, and is based on total net assets.
■ Unless otherwise noted, all data provided by Invesco Aim.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.

■	The values of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted.

■	Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

■	The Fund is subject to currency/exchange rate risk because it may buy or sell currencies other than the U.S. dollar.

■	Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher, and there may be delays in settlement procedures.
■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
■	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk–the risk that the other party will not complete the transaction with the Fund.
■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.
■	Investing in a single-country mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other countries.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

■	Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.

■	Certain securities issued by companies in China may be less liquid, harder to sell and more volatile than many U.S. securities.

■	Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

■	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.

■	The prices of securities held by the Fund may decline in response to market risks.
■	The Fund may invest in A shares, which have limitations to repatriate Fund assets back to the U.S.
■	Political and economic conditions and changes in regulatory, tax or economic policy in China could significantly affect the market in that country and surrounding or related countries.

■	The Fund’s return during certain periods was positively impacted by its investments in initial public offerings (IPOs). There can be no assurance that the Fund will have favorable IPO investment opportunities in the future. Moreover, the prices of IPO securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. For additional information regarding the fund’s performance, please see the fund’s prospectus.

About indexes used in this report
■	The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

■	The MSCI China 10/40 Index is a free float-adjusted market capitalization Index that is designed to measure equity market performance in China, taking into consideration the concentration constraints of the European Union’s UCITS III regulations

■	The MSCI China Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in China

■	The Lipper China Region Funds Index is an equally weighted representation of the largest funds in the Lipper China Regions Funds category. These funds concentrate their investments in equity securities whose primary trading markets or operations are concentrated in the China region or in a single country within this region.
continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	AACFX
Class B Shares	ABCFX
Class C Shares	CACFX
Class Y Shares	AMCYX

8           AIM China Fund

Schedule of Investments(a)

October 31, 2009

	Shares	Value

Foreign Stocks & Other Equity Interests–99.78%(b)
Aluminum–1.11%
Aluminum Corp. of China Ltd.–Class H(c)	1,352,000	$1,472,762

China Zhongwang Holdings Ltd.(c)	1,281,600	1,199,781

		2,672,543

Apparel, Accessories & Luxury Goods–1.56%
Anta Sports Products Ltd.	959,000	1,154,502

China Dongxiang Group Co.	2,649,000	1,620,434

Li Ning Co. Ltd. (Hong Kong)	359,500	967,153

		3,742,089

Auto Parts & Equipment–1.05%
Minth Group Ltd.	1,232,000	1,269,044

Xinyi Glass Holdings Co. Ltd.	1,600,000	1,260,649

		2,529,693

Automobile Manufacturers–1.72%
AviChina Industry & Technology Co. Ltd.–Class H(c)	1,776,000	572,541

Dongfeng Motor Group Co. Ltd.–Class H	1,494,000	1,771,561

Geely Automobile Holdings Ltd.	4,960,000	1,776,500

		4,120,602

Casinos & Gaming–0.40%
SJM Holdings Ltd. (Hong Kong)	1,890,000	961,003

Coal & Consumable Fuels–3.24%
China Shenhua Energy Co. Ltd.–Class H	1,445,500	6,460,260

Yanzhou Coal Mining Co. Ltd.–Class H	860,000	1,319,244

		7,779,504

Commodity Chemicals–0.57%
Sinopec Shanghai Petrochemical Co. Ltd.–Class H (Hong Kong)(c)	3,428,000	1,365,527

Communications Equipment–2.58%
Comba Telecom Systems Holdings Ltd. (Hong Kong)	3,225,640	3,295,101

ZTE Corp.–Class H	527,492	2,908,343

		6,203,444

Construction & Engineering–1.05%
Shui On Construction and Materials Ltd. (Hong Kong)	1,638,000	2,515,021

Construction Materials–0.55%
Anhui Conch Cement Co. Ltd.–Class H (Hong Kong)	204,000	1,319,936

Consumer Electronics–1.48%
Skyworth Digital Holdings Ltd. (Hong Kong)	6,300,000	3,565,957

Distillers & Vintners–0.56%
Dynasty Fine Wines Group Ltd. (Hong Kong)	5,180,000	1,336,671

Distributors–2.07%
China Resources Enterprise Ltd. (Hong Kong)	610,000	2,032,460

Dah Chong Hong Holdings Ltd. (Hong Kong)	4,849,000	2,034,388

Integrated Distribution Services Group Ltd. (Hong Kong)	659,000	911,103

		4,977,951

Diversified Banks–17.75%
Bank of China Ltd.–Class H	20,926,000	12,062,721

Bank of Communications Co. Ltd.–Class H	3,557,000	4,244,288

China Construction Bank Corp.–Class H	12,938,000	11,114,769

China Merchants Bank Co., Ltd.–Class H	1,283,100	3,292,483

Industrial and Commercial Bank of China Ltd.–Class H	14,975,000	11,910,996

		42,625,257

Diversified Metals & Mining–2.30%
China Metal Recycling Holdings Ltd. (Cayman Islands)(c)	2,077,200	2,995,527

Fushan International Energy Group Ltd. (Hong Kong)	3,334,000	2,530,918

		5,526,445

Diversified Real Estate Activities–0.75%
Franshion Properties China Ltd. (Hong Kong)	1,848,000	515,157

Guangzhou Investment Co. Ltd. (Hong Kong)	4,862,000	1,289,874

		1,805,031

Electronic Components–0.76%
Kingboard Chemical Holdings Ltd.	449,500	1,815,677

Environmental & Facilities Services–1.74%
China Everbright International Ltd. (Hong Kong)	9,257,000	4,177,979

Footwear–0.52%
Daphne International Holdings Ltd.	1,638,000	1,243,194

Gold–0.55%
Zijin Mining Group Co., Ltd.–Class H	1,374,000	1,324,365

Health Care Distributors–1.41%
Sinopharm Medicine Holding Co., Ltd.–Class H(c)	930,800	3,386,845

Heavy Electrical Equipment–0.61%
Dongfang Electric Corp. Ltd.–Class H	294,800	1,453,568

Hotels, Resorts & Cruise Lines–0.27%
Ctrip.com International, Ltd.–ADR(c)	12,201	653,242

Household Products–0.92%
Vinda International Holdings Ltd.	3,437,000	2,199,155

Independent Power Producers & Energy Traders–0.67%
China Resources Power Holdings Co. Ltd. (Hong Kong)	782,600	1,618,055

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM China Fund

	Shares	Value

Industrial Conglomerates–5.90%
Beijing Enterprises Holdings Ltd. (Hong Kong)	409,500	$2,450,142

Citic Pacific Ltd. (Hong Kong)	792,000	2,020,074

Poly (Hong Kong) Investment Ltd. (Hong Kong)	6,514,000	7,392,353

Shanghai Industrial Holdings Ltd. (Hong Kong)	494,000	2,297,691

		14,160,260

Industrial Gases–0.36%
Yingde Gases(c)	727,500	867,351

Industrial Machinery–0.85%
Greens Holdings Ltd.(c)	9,810,000	2,050,567

Integrated Oil & Gas–7.32%
China Petroleum and Chemical Corp. (Sinopec)–Class H	8,120,000	6,848,771

PetroChina Co. Ltd.–Class H	8,890,000	10,732,455

		17,581,226

Integrated Telecommunication Services–2.19%
China Telecom Corp. Ltd.–Class H	6,558,000	2,898,541

China Unicom (Hong Kong) Ltd. (Hong Kong)	1,838,322	2,358,299

		5,256,840

Internet Software & Services–3.21%
Tencent Holdings Ltd.	441,300	7,701,707

IT Consulting & Other Services–1.24%
Hi Sun Technology (China) Ltd. (Hong Kong)(c)	7,788,000	2,989,647

Life & Health Insurance–7.55%
China Life Insurance Co., Ltd.–Class H	2,868,000	13,237,677

Ping An Insurance (Group) Co. of China Ltd.–Class H	559,500	4,898,728

		18,136,405

Marine–0.25%
China COSCO Holdings Co. Ltd.–Class H	499,000	610,827

Oil & Gas Exploration & Production–5.78%
China Oilfield Services Ltd.–Class H	1,084,000	1,173,218

CNOOC Ltd.	6,847,000	10,265,426

CNPC Hong Kong Ltd. (Hong Kong)	2,330,000	2,444,574

		13,883,218

Packaged Foods & Meats–0.97%
China Mengniu Dairy Co. Ltd.(c)	539,000	1,513,348

Uni-President China Holdings Ltd. (Taiwan)	1,328,000	820,536

		2,333,884

Paper Products–2.96%
Lee & Man Paper Manufacturing Ltd. (Hong Kong)	1,289,200	2,531,519

Nine Dragons Paper Holdings Ltd.	3,212,000	4,587,505

		7,119,024

Personal Products–2.21%
Hengan International Group Co. Ltd.	827,000	5,301,745

Real Estate Development–3.09%
China Overseas Land & Investment Ltd. (Hong Kong)	1,104,960	2,381,472

China Resources Land Ltd. (Hong Kong)	1,114,000	2,690,386

Hopson Development Holdings Ltd.	670,000	1,182,582

Sino-Ocean Land Holdings Ltd.	1,196,000	1,160,927

		7,415,367

Steel–1.75%
Angang Steel Co. Ltd.–Class H	628,000	1,135,868

China Vanadium Titano-Magnetite Mining Co. Ltd.(c)	5,867,000	3,065,921

		4,201,789

Textiles–0.75%
Shenzhou International Group (Hong Kong)	1,697,000	1,793,561

Wireless Telecommunication Services–7.21%
China Mobile Ltd.	1,850,000	17,323,379

Total Foreign Stocks & Other Equity Interests (Cost $187,212,399)		239,645,551

Money Market Funds–1.35%
Liquid Assets Portfolio–Institutional Class(d)	1,618,673	1,618,673

Premier Portfolio–Institutional Class(d)	1,618,673	1,618,673

Total Money Market Funds (Cost $3,237,346)		3,237,346

TOTAL INVESTMENTS–101.13% (Cost $190,449,745)		242,882,897

OTHER ASSETS LESS LIABILITIES–(1.13)%		(2,709,686)

NET ASSETS–100.00%		$240,173,211

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Country of issuer and/or credit risk exposure listed in Foreign Stocks & Other Equity Interests has been determined to be China unless otherwise noted.
(c)	Non-income producing security.
(d)	The money market fund and the Fund are affiliated by having the same investment advisor.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM China Fund

Statement of Assets and Liabilities

October 31, 2009

Assets:
Investments, at value (Cost $187,212,399)	$239,645,551

Investments in affiliated money market funds, at value and cost	3,237,346

Total investments, at value (Cost $190,449,745)	242,882,897

Foreign currencies, at value (Cost $44,349)	44,318

Receivables for:
Investments sold	3,678,244

Fund shares sold	1,771,397

Dividends	24,627

Investment for trustee deferred compensation and retirement plans	5,771

Other assets	17,379

Total assets	248,424,633

Liabilities:
Payables for:
Investments purchased	6,160,700

Fund shares reacquired	1,715,983

Accrued fees to affiliates	193,969

Accrued other operating expenses	167,288

Trustee deferred compensation and retirement plans	13,482

Total liabilities	8,251,422

Net assets applicable to shares outstanding	$240,173,211

Net assets consist of:
Shares of beneficial interest	$293,318,267

Undistributed net investment income	1,671,766

Undistributed net realized gain (loss)	(107,249,828)

Unrealized appreciation	52,433,006

$240,173,211

Net Assets:
Class A	$155,688,669

Class B	$23,468,171

Class C	$54,780,431

Class Y	$5,636,881

Institutional Class	$599,059

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	8,561,379

Class B	1,314,625

Class C	3,073,166

Class Y	309,271

Institutional Class	32,823

Class A:
Net asset value per share	$18.18

Maximum offering price per share
(Net asset value of $18.18 divided by 94.50%)	$19.24

Class B:
Net asset value and offering price per share	$17.85

Class C:
Net asset value and offering price per share	$17.83

Class Y:
Net asset value and offering price per share	$18.23

Institutional Class:
Net asset value and offering price per share	$18.25

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM China Fund

Statement of Operations

For the year ended October 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $317,483)	$4,198,511

Dividends from affiliated money market funds	54,726

Total investment income	4,253,237

Expenses:
Advisory fees	1,459,997

Administrative services fees	50,000

Custodian fees	194,672

Distribution fees:
Class A	260,834

Class B	161,218

Class C	329,871

Transfer agent fees — A, B, C and Y	622,349

Transfer agent fees — Institutional	105

Trustees’ and officers’ fees and benefits	21,960

Other	236,614

Total expenses	3,337,620

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(16,259)

Net expenses	3,321,361

Net investment income	931,876

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(12,662,828)

Foreign currencies	(24,124)

(12,686,952)

Change in net unrealized appreciation (depreciation) of:
Investment securities	105,343,807

Foreign currencies	(749)

105,343,058

Net realized and unrealized gain	92,656,106

Net increase in net assets resulting from operations	$93,587,982

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM China Fund

Statement of Changes in Net Assets

For the years ended October 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$931,876	$459,079

Net realized gain (loss)	(12,686,952)	(93,144,427)

Change in net unrealized appreciation (depreciation)	105,343,058	(204,449,207)

Net increase (decrease) in net assets resulting from operations	93,587,982	(297,134,555)

Distributions to shareholders from net investment income:
Class A	(370,784)	(221,048)

Class Y	(3,229)	—

Institutional Class	(4,646)	(5,457)

Total distributions from net investment income	(378,659)	(226,505)

Distributions to shareholders from net realized gains:
Class A	—	(9,017,711)

Class B	—	(1,209,567)

Class C	—	(3,141,859)

Institutional Class	—	(74,510)

Total distributions from net realized gains	—	(13,443,647)

Share transactions–net:
Class A	23,553,547	(106,755,882)

Class B	2,216,880	(9,157,656)

Class C	13,823,074	(36,102,039)

Class Y	3,809,172	704,668

Institutional Class	100,335	(1,826,719)

Net increase (decrease) in net assets resulting from share transactions	43,503,008	(153,137,628)

Net increase (decrease) in net assets	136,712,331	(463,942,335)

Net assets:
Beginning of year	103,460,880	567,403,215

End of year (includes undistributed net investment income of $1,671,766 and $358,242, respectively)	$240,173,211	$103,460,880

Notes to Financial Statements

October 31, 2009

NOTE 1—Significant Accounting Policies

AIM China Fund (the “Fund”) is a series portfolio of AIM Investment Funds (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

13        AIM China Fund

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees

14        AIM China Fund

and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — Investing in a single-country mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other countries. The political and economic conditions and changes in regulatory, tax or economic policy in a single country could significantly affect the market in that country and in surrounding or related countries.
Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar.
Transaction costs are often higher and there may be delays in settlement procedures.
Certain securities issued by companies in China may be less liquid, harder to sell or more volatile than may U.S. securities.
J.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15        AIM China Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the “Advisor” or “Invesco Aim”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.935%

Next $250 million	0.91%

Next $500 million	0.885%

Next $1.5 billion	0.86%

Next $2.5 billion	0.835%

Next $2.5 billion	0.81%

Next $2.5 billion	0.785%

Over $10 billion	0.76%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisors”) the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).
  Effective July 1, 2009, the Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 2.25%, 3.00%, 3.00%, 2.00% and 2.00% of average daily net assets, respectively, through at least February 28, 2011. In determining the Advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. (“Invesco”) described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. The Advisor did not waive fees and/or reimburse expenses under this expense limitation.
  Further, the Advisor has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended October 31, 2009, the Advisor waived advisory fees of $7,941.
  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $650.
  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2009, IADI advised the Fund that IADI retained $103,517 in front-end sales commissions from the sale of Class A shares and $5,501, $76,713 and $17,554 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

16        AIM China Fund

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Consumer Discretionary	$2,685,702	$20,901,590	$—	$23,587,292

Consumer Staples	—	11,171,455	—	11,171,455

Energy	—	39,243,948	—	39,243,948

Financials	1,289,874	68,692,186	—	69,982,060

Healthcare	—	3,386,845	—	3,386,845

Industrials	2,050,567	22,917,655	—	24,968,222

Information Technology	—	18,710,475	—	18,710,475

Materials	6,928,799	17,468,181	—	24,396,980

Telecommunication Services	—	22,580,219	—	22,580,219

Utilities	—	1,618,055	—	1,618,055

Money Market Funds	3,237,346	—	—	3,237,346

Total Investments	$16,192,288	$226,690,609	$—	$242,882,897

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $7,668.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2009, the Fund paid legal fees of $3,065 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the

17        AIM China Fund

custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2009 and 2008:

	2009	2008

Ordinary income	$378,659	$13,079,687

Long-term capital gain	—	590,465

Total distributions	$378,659	$13,670,152

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$1,685,952

Net unrealized appreciation — investments	47,462,226

Net unrealized appreciation (depreciation) — other investments	(146)

Temporary book/tax differences	(14,186)

Capital loss carryforward	(102,278,902)

Shares of beneficial interest	293,318,267

Total net assets	$240,173,211

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of October 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2016	$90,931,044

October 31, 2017	11,347,858

Total capital loss carryforward	$102,278,902

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2009 was $201,456,818 and $147,644,220, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$53,667,218

Aggregate unrealized (depreciation) of investment securities	(6,204,992)

Net unrealized appreciation of investment securities	$47,462,226

Cost of investments for tax purposes is $195,420,671.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies on October 31, 2009, undistributed net investment income was increased by $760,307, undistributed net realized gain (loss) was decreased by $757,980 and shares of beneficial interest decreased by $2,327. This reclassification had no effect on the net assets of the Fund.

18        AIM China Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended October 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Class A	5,457,163	$80,469,007	6,523,696	$132,997,795

Class B	603,722	8,663,493	725,706	14,659,700

Class C	1,750,972	26,303,283	2,045,319	44,586,448

Class Y(b)	294,965	4,445,542	63,802	766,030

Institutional Class	21,085	322,836	57,563	1,282,405

Issued as reinvestment of dividends:
Class A	30,633	335,433	368,758	8,164,317

Class B	—	—	52,744	1,156,163

Class C	—	—	129,748	2,841,472

Class Y	295	3,229	—	—

Institutional Class	410	4,471	3,372	74,932

Automatic conversion of Class B shares to Class A shares:
Class A	54,715	746,373	108,243	1,946,451

Class B	(55,562)	(746,373)	(109,651)	(1,946,451)

Reacquired:(c)
Class A(b)	(4,055,885)	(57,997,266)	(13,404,560)	(249,864,445)

Class B	(437,059)	(5,700,240)	(1,273,996)	(23,027,068)

Class C	(911,279)	(12,480,209)	(4,434,414)	(83,529,959)

Class Y	(43,960)	(639,599)	(5,831)	(61,362)

Institutional Class	(14,826)	(226,972)	(162,148)	(3,184,056)

Net increase (decrease) in share activity	2,695,389	$43,503,008	(9,311,649)	$(153,137,628)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund that owns 11% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	62,515	$751,430

Class A	(62,515)	(751,430)

(c)	Net of redemption fees of $64,641 and $305,496 allocated among the classes based on relative net assets of each class for the years ended October 31, 2009 and 2008, respectively.

19        AIM China Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)(b)	operations	income	gains	Distributions	of period	Return(c)	(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 10/31/09	$9.82	$0.11	$8.30	$8.41	$(0.05)	$—	$(0.05)	$18.18	86.04%	$155,689	1.89	%(e)	1.90	%(e)	0.83	%(e)	98%
Year ended 10/31/08	28.59	0.07	(18.15)	(18.08)	(0.01)	(0.68)	(0.69)	9.82	(64.58)	69,460	1.75		1.76		0.39		94
Year ended 10/31/07	10.98	0.01	17.70	17.71	(0.10)	—	(0.10)	28.59	162.36	385,401	1.85		1.86		0.04		102
Year ended 10/31/06(f)	10.00	0.09	0.89	0.98	—	—	—	10.98	9.80	14,212	2.09	(g)	4.14	(g)	1.60	(g)	80

Class B
Year ended 10/31/09	9.66	0.01	8.18	8.19	—	—	—	17.85	84.78	23,468	2.64	(e)	2.65	(e)	0.08	(e)	98
Year ended 10/31/08	28.32	(0.06)	(17.92)	(17.98)	—	(0.68)	(0.68)	9.66	(64.84)	11,625	2.50		2.51		(0.36)		94
Year ended 10/31/07	10.93	(0.14)	17.60	17.46	(0.07)	—	(0.07)	28.32	160.56	51,222	2.60		2.61		(0.71)		102
Year ended 10/31/06(f)	10.00	0.05	0.88	0.93	—	—	—	10.93	9.30	2,881	2.84	(g)	4.89	(g)	0.85	(g)	80

Class C
Year ended 10/31/09	9.65	0.01	8.17	8.18	—	—	—	17.83	84.77	54,780	2.64	(e)	2.65	(e)	0.08	(e)	98
Year ended 10/31/08	28.29	(0.06)	(17.90)	(17.96)	—	(0.68)	(0.68)	9.65	(64.83)	21,548	2.50		2.51		(0.36)		94
Year ended 10/31/07	10.92	(0.14)	17.58	17.44	(0.07)	—	(0.07)	28.29	160.52	127,122	2.60		2.61		(0.71)		102
Year ended 10/31/06(f)	10.00	0.05	0.87	0.92	—	—	—	10.92	9.20	2,950	2.84	(g)	4.89	(g)	0.85	(g)	80

Class Y
Year ended 10/31/09	9.82	0.16	8.30	8.46	(0.05)	—	(0.05)	18.23	86.55	5,637	1.64	(e)	1.65	(e)	1.08	(e)	98
Year ended 10/31/08(f)	12.02	0.00	(2.20)	(2.20)	—	—	—	9.82	(18.30)	569	1.80	(g)	1.81	(g)	0.34	(g)	94

Institutional Class
Year ended 10/31/09	9.91	0.20	8.33	8.53	(0.19)	—	(0.19)	18.25	87.28	599	1.27	(e)	1.28	(e)	1.45	(e)	98
Year ended 10/31/08	28.72	0.17	(18.25)	(18.08)	(0.05)	(0.68)	(0.73)	9.91	(64.37)	259	1.26		1.27		0.88		94
Year ended 10/31/07	10.99	0.09	17.74	17.83	(0.10)	—	(0.10)	28.72	163.45	3,658	1.35		1.36		0.53		102
Year ended 10/31/06(f)	10.00	0.11	0.88	0.99	—	—	—	10.99	9.90	835	1.84	(g)	3.48	(g)	1.85	(g)	80

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest for Class A, Class B, Class C and Institutional Class shares of less than 0.005, $0.02, $0.03 and $0.02 per share for years ended October 31, 2009, October 31, 2008, October 31, 2007 and October 31, 2006, respectively. Redemption fees added to shares of beneficial interest for Class Y shares were less than 0.005 per share for the year ended October 31, 2009 and October 31, 2008, respectively.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $104,333, $16,122, $32,987, $2,306 and $401 for Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of March 31, 2006 for Class A, Class B, Class C and Institutional Class shares and October 3, 2008 for Class Y shares.
(g)	Annualized.

20        AIM China Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds
and Shareholders of AIM China Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM China Fund (one of the funds constituting AIM Investment Funds, hereafter referred to as the “Fund”) at October 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 15, 2009
Houston, Texas

21        AIM China Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
A	$1,000.00	$1,459.90	$11.28	$1,016.03	$9.25	1.82%

B	1,000.00	1,454.80	15.90	1,012.25	13.03	2.57

C	1,000.00	1,455.50	15.91	1,012.25	13.03	2.57

Y	1,000.00	1,461.90	9.74	1,017.29	7.98	1.57

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22        AIM China Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Investment Funds is required under the Investment Company Act of 1940 to approve annually the renewal of the AIM China Fund (the Fund) investment advisory agreement with Invesco Aim Advisors, Inc. (Invesco Aim) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 16-17, 2009, the Board as a whole, and the disinterested or “independent” Trustees voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2009. In doing so, the Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Aim and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.
The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the management of a number of the series portfolios of the AIM Funds. This Sub-Committee structure permits the Trustees to focus on the performance of the AIM Funds that have been assigned to them. The Sub-Committees meet throughout the year to review the performance of their assigned funds, and the Sub-Committees review monthly and quarterly comparative performance information and periodic asset flow data for their assigned funds. These materials are prepared under the direction and supervision of the independent Senior Officer, an officer of the AIM Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management and review with these individuals the performance, investment objective(s), policies, strategies and limitations of these funds.
     In addition to their meetings throughout the year, the Sub-Committees meet at designated contract renewal meetings each year to conduct an in-depth review of the performance, fees, expenses and other matters related to their assigned funds. During the contract renewal process, the Trustees receive comparative performance and fee data regarding the AIM Funds prepared by an independent company, Lipper, Inc. (Lipper), under the direction and supervision of the Senior Officer who also prepares a separate analysis of this information for the Trustees. Each Sub-Committee then makes recommendations to the Investments Committee regarding the fees and expenses of their assigned funds. The Investments Committee considers each Sub-Committee’s recommendations and makes its own recommendations regarding the fees and expenses of the AIM Funds to the full Board. The Investments Committee also considers each Sub-Committee’s recommendations in making its annual recommendation to the Board whether to approve the continuance of each AIM Fund’s investment advisory agreement and sub-advisory contracts for another year.
     The independent Trustees met separately during their evaluation of the Fund’s investment advisory agreement and sub-advisory contracts with independent legal counsel. The independent Trustees were also assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer. One responsibility of the Senior Officer is to manage the process by which the AIM Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. Accordingly, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer recommended that an independent written evaluation be provided and, at the direction of the Board, prepared an independent written evaluation.
     During the annual contract renewal process, the Board considered the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts. The Board considered all of the information pro-
vided to them, including information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any particular factor that was controlling. Each Trustee may have evaluated the information provided differently from another Trustee and attributed different weight to the various factors. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other AIM Funds are the result of years of review and negotiation between the Trustees and Invesco Aim, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
     The discussion below serves as a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, information set forth below is as of June 17, 2009, and does not reflect any changes that may have occurred since that date, including but not limited to changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.	Nature, Extent and Quality of Services Provided by Invesco Aim
The Board reviewed the advisory services provided to the Fund by Invesco Aim under the Fund’s investment advisory agreement, the performance of Invesco Aim in providing these services, and the credentials and experience of the officers and employees of Invesco Aim who provide these services. The Board’s review of the qualifications of Invesco Aim to provide these services included the Board’s consideration of Invesco Aim’s portfolio and product review process, various back office support functions provided by Invesco Aim and its affiliates, and Invesco Aim’s equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services

23 AIM China Fund	continued

provided to the Fund by Invesco Aim are appropriate and that Invesco Aim currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement.
     In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Aim and the Fund, as well as the Board’s knowledge of Invesco Aim’s operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Aim and its affiliates continue to take to improve the quality and efficiency of the services they provide to the AIM Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that the quality and efficiency of the services Invesco Aim and its affiliates provide to the AIM Funds in each of these areas support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
B.	Nature, Extent and Quality of Services Provided by Affiliated Sub-Advisers
The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are geographically dispersed in financial centers around the world, can provide research and other information and make recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques. The Board noted that investment decisions for the Fund are made by Invesco Hong Kong Limited
(Invesco Hong Kong). The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Aim to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Fund.
C.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Hong Kong currently manages assets of the Fund.
     The Board noted that the Fund recently began operations and that only two calendar years of comparative performance data was available. The Board compared the Fund’s performance during the past one and two calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Aim and against the Lipper China Region Funds Index. The Board noted that the Fund’s performance was in the third quintile of its performance universe for the one year period and in the first quintile for the two year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was below the performance of the Index for the one year period and above the performance of the Index for the two year period. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance and this review did not change their conclusions. The Board noted that, in response to the Board’s focus on fund performance, Invesco Aim has taken a number of actions intended to improve the investment process for the funds.
D.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Aim or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the Fund’s contractual advisory fee rate was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by
Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that some comparative data did not reflect the market downturn that occurred in the fourth quarter of 2008.
     The Board also compared the Fund’s sub-advisory fee rate to the sub-advisory fee rates of other clients of Invesco Hong Kong with investment strategies comparable to those of the Fund. The Board noted that the Fund’s sub-advisory fee rate was below the rates for two offshore funds sub-advised by Invesco Hong Kong and above the rate for one offshore fund sub-advised by Invesco Hong Kong.
     Additionally, the Board compared the Fund’s sub-advisory fee rate paid to Invesco Hong Kong to the effective fee rates paid by numerous separately managed accounts/wrap accounts advised by Invesco Hong Kong. The Board noted that the Fund’s sub-advisory fee rate was higher than the rates for all but three of the separately managed accounts/wrap accounts. The Board considered that management of the separately managed accounts/wrap accounts by Invesco Hong Kong involves different levels of services and different operational and regulatory requirements than Invesco Aim’s and Invesco Hong Kong’s management of the Fund. The Board concluded that these differences are appropriately reflected in the fee structure for the Fund.
     The Board noted that Invesco Aim has contractually agreed to continue to waive fees and/or limit expenses of the Fund through at least June 30, 2010 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that the specified percentage before the waiver becomes effective has been increased effective July 1, 2009, and at the current expense ratio for the Fund the waiver will not have any impact. The Board also noted that Invesco Aim has agreed to reduce the per account transfer agent fee for all the retail funds, including the Fund, effective July 1, 2009.
     The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services provided by Invesco Aim pursuant to the Fund’s advisory agree-

24 AIM China Fund	continued

ment, as well as the allocation of fees between Invesco Aim and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Aim to the Affiliated Sub-Advisers, and that Invesco Aim and the Affiliated Sub-Advisers are affiliates.
     After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the comparative advisory fee information and the expense limitation discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.
E.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes seven breakpoints, but that due to the Fund’s asset level at the end of the past calendar year, the Fund is not currently benefiting from the breakpoints. The Board concluded that the Fund’s advisory fees would reflect economies of scale at higher asset levels. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the AIM Funds and affiliates.
F.	Profitability and Financial Resources
The Board reviewed information from Invesco Aim concerning the costs of the advisory and other services that Invesco Aim and its affiliates provide to the Fund and the profitability of Invesco Aim and its affiliates in providing these services. The Board also reviewed information concerning the financial condition of Invesco Aim and its affiliates. The Board reviewed with Invesco Aim the methodology used to prepare the profitability information. The Board considered the overall profitability of Invesco Ltd., the ultimate parent of Invesco Aim and the Affiliated Sub-Advisers, and of Invesco Aim, as well as the profitability of Invesco Aim in connection with managing the Fund. The Board noted that Invesco Aim continues to operate at a net profit, although the reduction of assets under management as a result of market movements and the increase in voluntary fee waivers for affiliated money market funds have reduced the profitability of Invesco Aim and its affiliates. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Aim and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Aim is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Aim has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the sub-advisory contracts, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.
G.	Collateral Benefits to Invesco Aim and its Affiliates
The Board considered various other benefits received by Invesco Aim and its affiliates resulting from Invesco Aim’s relationship with the Fund, including the fees received by Invesco Aim and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Aim and its affiliates in providing these services and the organizational structure employed by Invesco Aim and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Aim and its affiliates are providing these services in a satisfactory manner and in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
     The Board considered the benefits realized by Invesco Aim and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Aim and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Aim’s and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Aim’s and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of Invesco Aim, these arrangements are consistent with regulatory requirements.
     The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Aim pursuant to procedures approved by the Board. The Board noted that Invesco Aim will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Aim has contractually agreed to waive through at least June 30, 2010, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Aim receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

25           AIM China Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2009:

Federal and State Income Tax

Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26        AIM China Fund

Trustees and Officers
The address of each trustee and officer of AIM Investment Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company) and Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC

		Formerly: President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®

		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Director, Vice President and Secretary, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management Inc.

		Formerly: Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Vice President, Invesco Institutional (N.A.), Inc. (registered investment advisor); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)

		Formerly: President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer and Managing Director, Invesco Aim Capital Management, Inc.; and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco Aim Private Asset Management, Inc. and The AIM Family of Funds®

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company; and Manager of the Fraud Prevention Department, Invesco Aim Investment Services, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, The AIM Family of Funds®, Invesco Global Asset Management (N.A.), Inc. (registered investment advisor), Invesco Institutional (N.A.), Inc., (registered investment advisor), INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment advisor) and Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.

		Formerly: Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company; and Global Head of Product Development, AIG-Global Investment Group, Inc.	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisors.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	Invesco Aim Advisors, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Suite 100	Suite 100	Suite 2900
	Houston, TX 77046-1173	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

Supplement to Annual Report dated 10/31/09
AIM China Fund

Institutional Class Shares
The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

Average Annual Total Returns
For periods ended 10/31/09

Inception (3/31/06)	20.16%

1 Year	87.28

Average Annual Total Returns
For periods ended 9/30/09, the most recent calendar quarter-end

Inception (3/31/06)	18.79%

1 Year	38.98

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 1.27%.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institu- tional Class shares was 1.28%.The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.
     Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.
1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2010. See current prospectus for more information.

Nasdaq Symbol	IACFX

Over for information on your Fund’s expenses.

This supplement must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC This material is for institutional investor use only and may not be quoted, reproduced, shown to the public or used in written form as sales literature for public use.

invescoaim.com       CHI-INS-1       Invesco Aim Distributors, Inc.

Supplement to Annual Report dated 10/31/09
AIM China Fund
Results of a $10,000 Investment – Institutional Class Shares

Fund and index data from 3/31/06

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     The performance data shown in the chart above is that of the Fund’s institutional share class. The performance data shown in the chart in the annual report is that of the Fund’s Class A, B and C shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses, and may be greater than or less than the performance of the Fund’s Institutional Class shares shown in the chart above.

This supplement must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC This material is for institutional investor use only and may not be quoted, reproduced, shown to the public or used in written form as sales literature for public use.

invescoaim.com       CHI-INS-1       Invesco Aim Distributors, Inc.

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HYPOTHETICAL
(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
Institutional	$1,000.00	$1,464.70	$7.58	$1,019.06	$6.21	1.22%

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM China Fund

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. Click the Products & Performance tab at the top of the home page; click Mutual Funds; and then click Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.

If used after January 20, 2010, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco AimSM is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisers for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund’s prospectus for information on the fund’s subadvisers. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.
     It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

invescoaim.com	CHI-AR-1	Invesco Aim Distributors, Inc.

Annual Report to Shareholders	October 31, 2009

AIM Developing Markets Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Agreements
27	Tax Information
T-1	Trustees and Officers

Letters to Shareholders
Philip Taylor
Dear Shareholders:
While the year covered by this report was difficult, economic conditions and market trends appeared more favorable at the close of the fiscal year than at its start. The 12 months ended October 31, 2009, included a sharp market sell-off in late 2008 that continued into early 2009 — when an abrupt rebound began.
Increased communication
This volatility prompted a greater-than-usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.
     Your questions, comments and suggestions gave me better insight into what was on your minds. As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of “Investment Perspective” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
     To access your Fund’s latest quarterly commentary, click on “Products and Performance” at the top of our website; next, select “Mutual Funds”; and then click on “Quarterly Commentary.”
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a rather robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward — often anticipating economic improvement or deterioration well before it arrives. In his most recent Monetary Report to the Congress, U.S. Federal Reserve Board Chairman Ben Bernanke testified that he anticipates a gradual economic recovery in 2010 with some acceleration in growth in 2011.1 I hope his guarded optimism proves to be accurate.
     Until then, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007, and just 2.7% in 2008.2 That same estimate suggests Americans saved 3.7% and 4.9% of their disposable personal income in the first and second quarters of 2009, respectively.2
     While a sustained reduction in consumer spending could delay or weaken a recovery, many families have decided that spending less and saving more makes sense — and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds can often be followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more, and to do so over a long time horizon — particularly in periods of economic hardship — it really is a reliable way to build an investment portfolio.
     If you’ve made a similar decision, it’s important that you work with an experienced, trusted financial advisor. A financial advisor can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest3 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.
Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

1  U.S. Federal Reserve; 2 Bureau of Economic Analysis; 3 Pensions & Investments

2	AIM Developing Markets Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the economy and financial markets have shown some signs of hope, investors remain rightfully cautious. Staying with an appropriately diversified investment program focused on your individual long-term goals can be a wise course in such uncertain times. We believe the route to financial success is more like a marathon than a sprint.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance performance in ways that put your interests first.
     We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.’s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market’s decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.
     At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Click the “About Us” tab at the top of the home page; click “Legal Information”; and then click “Investment Advisory Agreement Renewals.”
     The website also contains news and market information, investment education, planning information, current reports and prospectuses for all the AIM Funds. I highly recommend it to you.
     You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.
Sincerely,
Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

3	AIM Developing Markets Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2009, the tremendous strength experienced by emerging market equities was reflected in the performance of AIM Developing Market Fund’s Class A shares at net asset value, which returned 65.27% for the fiscal year. This is compared with the MSCI Emerging Markets Index which returned 64.13% and the Lipper Emerging Markets Funds Index which returned 56.89%. Strong stock selection in the consumer discretionary sector was a key driver of relative outperformance. In contrast, the Fund’s higher-than-average cash exposure detracted from relative results.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/08 to 10/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	65.27%

Class B Shares	63.94

Class C Shares	64.03

Class Y Shares	65.56

MSCI EAFE Index▼ (Broad Market Index)	27.71

MSCI Emerging Markets Index▼ (Style-Specific Index)	64.13

Lipper Emerging Market Funds Index▼ (Peer Group Index)	56.89

▼Lipper Inc.

How we invest
When selecting stocks for your Fund, we employ a disciplined investment strategy that emphasizes fundamental research, supported by both quantitative analysis and portfolio construction techniques. Our “EQV” (Earnings, Quality, Valuation) strategy focuses primarily on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose stock prices do not fully reflect these attributes.
     While research responsibilities within the portfolio management team are focused by geographic region, we select investments for the Fund by using a bottom-up investment approach, which means that we construct the Fund primarily on a stock-by-stock basis. We focus on the strengths of individual companies rather than sectors, countries or market-cap trends.
     We believe disciplined sell decisions are key to successful investing. We consider selling a stock for one of the following reasons:
■	A company’s fundamentals deteriorate, or it posts disappointing earnings.
■	A stock’s price seems overvalued.
■	A more attractive opportunity becomes available

Market conditions and your Fund
Global emerging equities registered healthy gains during the fiscal year, close to doubling in value since early November 2008 lows.1 The outperformance of this segment of the market versus equities in the developed world was achieved against a background of rising interest in riskier securities. Stock gains were also enhanced by the superior

GDP growth profile of most emerging economies2, improvement in global liquidity and the release of better-than-expected earnings results. Acknowledging the increasing financial power of developing countries, world leaders agreed to make the G20 the main forum for global economic coordination instead of the G8.
     From a regional perspective, Asian equities were the star performers with Indonesia, India and China leading the pack. Low interest rates in the U.S. and some robust economic figures from China provided support to equities in emerging Asia. Toward the close of the period, a pick-up in U.S. economic activity and a rebound in global trade boosted stock markets in the export-sensitive countries of Korea and Taiwan. Elsewhere, gains in Brazilian stocks were underpinned by increased confidence that the economy could actually grow. The sharp rebound in share prices in the emerging European region was led by an extended rally in Russian equities.
     In this environment, the Fund’s Class A shares at net asset value returned 65.27% for the fiscal year, outperforming both its style-specific benchmark, the MSCI Emerging Markets Index, and its Lipper peer group, the Lipper Emerging Markets Fund Index which returned 64.13% and 56.89%, respectively.1
     In broad geographic terms, all countries where the Fund was invested (with the exception of Israel) delivered double-digit positive absolute results. In some instances such as Indonesia, China and Brazil, Fund holdings delivered triple-digit gains. Relative to the MSCI Emerging Markets Index, strong stock selection in Indonesia, Brazil, Taiwan and China were key drivers of outperformance versus the index. Exposures in the Fund are not

Portfolio Composition
By sector

Consumer Discretionary	20.0%

Financials	15.1

Telecommunication Services	9.2

Industrials	8.3

Utilities	8.2

Consumer Staples	7.1

Energy	7.1

Information Technology	6.4

Health Care	5.4

Materials	2.8

Money Market Funds

Plus Other Assets Less Liabilities	10.4

Top 10 Equity Holdings*

1.	America Movil

	S.A.B de C.V.-Series L-ADR	3.4%

2.	Banco Bradesco S.A.-ADR	2.8

3.	Grupo Televisa S.A.-ADR	2.5

4.	Naspers Ltd.-Class N	2.4

5.	Equatorial Energia S.A.	2.4

6.	Public Bank Berhad	2.3

7.	Parkson Holdings Berhad	2.2

8.	Siam Commercial Bank PCL	2.1

9.	SM Investments Corp.	2.0

10.	Industrial and Commercial

	Bank of China Ltd.-Class H	1.9

Total Net Assets	$1.2 billion

Total Number of Holdings*	72

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	AIM Developing Markets Fund

driven by index allocations but rather by where we find the highest quality growth opportunities. This approach led to an overweight in Indonesia, a market that was up more than 120% in the period. The Fund’s overweight exposure to Asia’s strongest market was a key driver of relative results. Despite strong performance, select holdings in Israel and Russia detracted from relative results.
     Similar to the broad geographic success, all sectors where the Fund was invested delivered double-digit gains. Relative to the MSCI Emerging Markets Index, strong stock selection combined with a significant overweight to the consumer discretionary and utilities sectors was the largest contributor to relative success. Triple-digit returns were seen in both sectors with particular strength in the auto, retail and electric utilities industries.
     The rapid growth in the emerging market consumer segment may come as a surprise, especially since consumer confidence in the U.S. still appears to be fragile. However, strong consumer and corporate balance sheets and a healthy banking sector have allowed most emerging economies to respond positively and rapidly to fiscal and monetary stimulus during the period’s early downturn and recover faster than developed markets. For instance, in the month of October, the Chinese government reported that consumers spent a sizeable amount of money, increasing their spending over the same period by a significant percent. In the U.S., retail sales fell versus the prior year. In addition to spending, the savings rate in most emerging Asian markets remained robust with Chinese consumers generally saving significantly more of their earnings than U.S. consumers. In light of these trends, we continued to invest heavily in Asian companies exposed to this secular growth story.
     Results were also supported by the Fund’s all-cap flexibility. An overweight exposure to small-cap names, which saw a sharp rebound over the period, contributed favorably to relative results. An increased risk appetite led many investors to generally favor more cyclical and small-cap equities over defensive stocks. Although valuations in this space rose, we believed opportunities in smaller, less followed companies were available.
     Conversely, a cash position in sharply rising markets was a detractor for the Fund. We put a significant portion of this money to work and continued to do so while strictly adhering to our earnings, quality and valuation discipline. However, net Fund in-flows over the period were substantial, which meant that the Fund’s overall cash position did not decline much.
     Over the period, we purchased 19 new stocks in the portfolio and sold 16. Stock selection in the portfolio is driven by the underlying fundamentals of a company rather than any top-down macroeconomic views. That being said, the Fund’s exposure to the consumer discretionary sector saw a sharp increase over the period due to a combination of new purchases and appreciation. Several new additions were made in the utilities and information technology sectors. In contrast, the Fund’s exposure to the telecommunication services and health care sectors saw a decline due to a combination of stocks sold and depreciation.
     One surprising aspect of this year’s strong rally in global equities, apart from a mild setback in mid-July, was the absence of any correction in prices. After world stock markets bottomed in early March, most developed countries delivered strong returns through the end of the fiscal year. Gains in emerging markets were even more impressive with several markets generating triple-digit returns. While we believed fundamentals indicated further upside market potential, we were concerned that emerging markets in particular had appreciated at unsustainable rates.
     We believe prudent securities selection and evaluation should play a substantial role in long-term investment plans. We welcome any new investors who joined the Fund during the reporting period, and to all of our shareholders we say thank you for your continued investment in AIM Developing Markets Fund.
1	Lipper Inc.

2	IMF, Citi Investment Research and Analysis
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Shuxin Cao
Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM Developing Markets Fund with respect to the Fund’s investments in Asia Pacific and Latin America. Mr. Cao joined Invesco Aim in 1997. He graduated from Tianjin Foreign Language Institute with a B.A. in English. Mr. Cao also earned an M.B.A. from Texas A&M University and is a certified public accountant.
Borge Endresen
Chartered Financial Analyst, portfolio manager, is lead manager of AIM Developing Markets Fund with respect to the Fund’s investments in Europe, Africa and the Middle East. Mr. Endresen joined Invesco Aim in 1999. He graduated summa cum laude from the University of Oregon with a B.S. in finance. Mr. Endresen also earned an M.B.A. from The University of Texas at Austin.
Mark Jason
Chartered Financial Analyst, portfolio manager, is manager of AIM Developing Markets Fund. Mr. Jason joined Invesco Aim in 2001 as a senior equity analyst. He spent more than five years focusing on Asian and Latin American stocks before assuming his current duties in 2007. Mr. Jason earned both a B.S. in real estate and a B.S. in finance from the University of California at Northridge.
Assisted by the Asia Pacific/Latin America Team and the Europe/Canada Team

5	AIM Developing Markets Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class with Sales Charges since Inception
Index data from 12/31/93, Fund data from 1/11/94

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our web site — invescoaim.com. More detail is available to you at that site.

6	AIM Developing Markets Fund

Average Annual Total Returns
As of 10/31/09, including maximum applicable sales charges

Class A Shares

Inception (1/11/94)	5.20%

10 Years	10.80

5 Years	16.16

1 Year	56.16

Class B Shares

Inception (11/3/97)	7.07%

10 Years	10.88

5 Years	16.41

1 Year	58.94

Class C Shares

Inception (3/1/99)	12.82%

10 Years	10.70

5 Years	16.63

1 Year	63.03

Class Y Shares

10 Years	11.45%

5 Years	17.54

1 Year	65.56

Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is January 11, 1994.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B,

Average Annual Total Returns
As of 9/30/09, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (1/11/94)	5.24%

10 Years	11.22

5 Years	17.20

1 Year	13.52

Class B Shares

Inception (11/3/97)	7.13%

10 Years	11.29

5 Years	17.49

1 Year	14.22

Class C Shares

Inception (3/1/99)	12.94%

10 Years	11.13

5 Years	17.69

1 Year	18.19

Class Y Shares

10 Years	11.87%

5 Years	18.59

1 Year	20.39

Class C and Class Y shares was 1.60%, 2.35%, 2.35% and 1.35%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.61%, 2.36%, 2.36% and 1.36%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least February 28, 2011. See current prospectus for more information.

7	AIM Developing Markets Fund

AIM Developing Markets Fund’s investment objective is to provide long-term growth of capital with a secondary investment objective of income.
■	Unless otherwise stated, information presented in this report is as of October 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco Aim.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The Fund may invest in debt securities, such as notes and bonds, which carry interest rate and credit risk.

■	Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher, and there may be delays in settlement procedures.

■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

■	The Fund may invest in lower quality debt securities, commonly known as “junk bonds.” Compared to higher quality debt securities, junk bonds involve greater risk of default or price changes due to changes in credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

■	The prices of securities held by the Fund may decline in response to market risks.
■	Nondiversification increases the risk that the value of the Fund’s shares may vary more widely, and the Fund may be subject to greater investment and credit risk than if it invested more broadly.

■	Investing in a fund that invests in smaller companies involves risks not associated with investing in more established companies, such as business risk, stock price fluctuations and illiquidity.

■	Sovereign debt securities are subject to the additional risk that — under some political, diplomatic, social or economic circumstances — some developing countries that issue lower quality debt securities may be unable or unwilling to make principal or interest payments as they come due.

■	Although the Fund’s return during certain periods was positively impacted by its investments in initial public offerings (IPOs), there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

About indexes used in this report
■	The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

■	The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

■	The Lipper Emerging Market Funds Index is an equally weighted representation of the largest funds in the Lipper Emerging Markets Funds category. The funds seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures.
■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analysts® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	GTDDX
Class B Shares	GTDBX
Class C Shares	GTDCX
Class Y Shares	GTDYX

8	AIM Developing Markets Fund

Schedule of Investments

October 31, 2009

	Shares	Value

Foreign Common Stocks & Other Equity Interests–86.24%
Brazil–12.49%
American Banknote S.A.(a)	224,100	$2,235,656

American Banknote S.A.	1,697,900	16,938,509

Banco Bradesco S.A.–ADR	1,688,510	33,263,647

Companhia Brasileira de Meios de Pagamento(a)	600,000	5,501,931

Companhia Brasileira de Meios de Pagamento	1,353,400	12,410,521

Dufry South America Ltd.–BDR(a)	255,600	4,440,927

Dufry South America Ltd.–BDR	622,600	10,817,374

Equatorial Energia S.A.	2,946,600	27,956,897

Totvs S.A.(a)	84,300	4,594,570

Totvs S.A.	206,700	11,265,690

Wilson Sons Ltd.–BDR(a)	550,000	6,789,121

Wilson Sons Ltd.–BDR	899,900	11,108,236

		147,323,079

China–9.21%
CNOOC Ltd.	11,655,000	17,473,863

Haitian International Holdings Ltd.	24,802,000	11,072,679

Industrial and Commercial Bank of China Ltd.–Class H	28,392,000	22,582,771

Stella International Holdings Ltd.	10,695,500	20,327,563

Want Want China Holdings Ltd.	16,708,000	9,747,055

Xinao Gas Holdings Ltd.	3,844,000	8,166,417

Xinyi Glass Holdings Co. Ltd.	24,388,000	19,215,440

		108,585,788

Czech Republic–0.83%
CEZ A.S.	196,958	9,749,581

Egypt–0.93%
Centamin Egypt Ltd.(b)	5,419,067	10,970,380

Greece–1.32%
Intralot S.A.	2,457,432	15,571,333

Hungary–0.45%
Richter Gedeon Nyrt.	25,774	5,347,940

Indonesia–6.80%
PT Astra International Tbk	5,223,000	16,872,217

PT Bank Central Asia Tbk	34,902,000	16,501,220

PT Indocement Tunggal Prakarsa Tbk	14,801,000	16,886,556

PT Perusahaan Gas Negara	38,054,000	14,151,047

PT Telekomunikasi Indonesia Tbk	18,226,500	15,728,277

		80,139,317

Israel–1.63%
Teva Pharmaceutical Industries Ltd.–ADR	379,812	19,172,910

Luxembourg–0.38%
Millicom International Cellular S.A.(b)	72,411	4,537,274

Malaysia–6.13%
Parkson Holdings Berhad	17,114,200	25,332,978

Public Bank Berhad	8,518,100	26,517,260

Top Glove Corp. Berhad	8,605,600	20,474,941

		72,325,179

Mexico–8.55%
America Movil S.A.B de C.V.–Series L–ADR	911,011	40,202,915

Grupo Financiero BanCrecer S.A. de C.V.–Series B(b)	1	0

Grupo Televisa S.A.–ADR	1,551,330	30,033,749

Kimberly-Clark de Mexico, S.A.B. de C.V.–Series A	4,327,100	17,142,676

Urbi, Desarrollos Urbanos, S.A. de C.V.(b)	7,013,500	13,446,429

		100,825,769

Philippines–7.89%
Ayala Corp.	2,886,060	17,453,869

GMA Holdings, Inc.–PDR(a)(b)	2,532,000	406,420

GMA Holdings, Inc.–PDR	96,189,000	15,439,616

Philippine Long Distance Telephone Co.	372,230	20,072,671

PNOC Energy Development Corp.(a)	4,528,750	391,404

PNOC Energy Development Corp.	177,766,250	15,363,723

SM Investments Corp.	3,657,258	23,871,125

		92,998,828

Russia–4.46%
Gazprom–ADR	356,147	8,503,880

LUKOIL–ADR	116,928	6,689,451

Mobile TeleSystems–ADR	249,802	11,316,030

Pharmstandard(a)(b)	108,100	5,102,320

Pharmstandard(b)	35,000	1,652,000

TNK–BP Holding Berhad	7,000,000	12,915,000

Vimpel-Communications–ADR(b)	361,187	6,476,083

		52,654,764

South Africa–3.53%
AngloGold Ashanti Ltd.–ADR	139,557	5,238,970

Naspers Ltd.–Class N	800,712	28,791,158

Sasol Ltd.	201,838	7,561,402

		41,591,530

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Developing Markets Fund

	Shares	Value

South Korea–5.41%
CJ CheilJedang Corp.	66,312	$11,296,661

CJ Corp.	145,829	5,871,716

Hyundai Department Store Co., Ltd.	130,511	12,484,129

Hyundai Development Co.	167,970	5,031,664

Hyundai H&S Co., Ltd.	101,926	7,256,826

KCC Engineering & Construction Co., Ltd.	161,050	5,500,255

Lotte Confectionery Co., Ltd.	6,770	6,856,685

MegaStudy Co., Ltd.	19,345	4,040,612

S1 Corp.	135,620	5,458,225

		63,796,773

Sweden–1.58%
Oriflame Cosmetics S.A.–SDR	332,122	18,668,935

Taiwan–4.47%
MediaTek Inc.	769,990	10,899,936

Taiwan Mobile Co., Ltd.	5,950,242	10,616,222

Taiwan Semiconductor Manufacturing Co. Ltd.	11,288,000	20,529,406

Wistron Corp.	6,315,953	10,610,442

		52,656,006

Thailand–5.23%
BEC World PCL	16,827,300	11,163,184

CP ALL PCL	10,749,100	6,054,988

Kasikornbank PCL	8,077,300	19,584,313

Siam Commercial Bank PCL	10,994,700	24,880,138

		61,682,623

Turkey–4.95%
Anadolu Efes Biracilik ve Malt Sanayii A.S.	1,174,802	13,310,149

Eczacibasi Ilac Sanayi ve Ticaret A.S.	11,723,400	12,029,016

Haci Omer Sabanci Holding A.S.	4,745,825	17,301,849

Tupras-Turkiye Petrol Rafinerileri A.S.	666,849	11,385,243

Turk Traktor ve Ziraat Makineleri A.S.	836,494	4,329,050

		58,355,307

Total Foreign Common Stocks & Other Equity Interests (Cost $882,525,002)		1,016,953,316

Foreign Preferred Stocks–3.43%
Brazil–3.43%
Companhia de Transmissao de Energia Eletrica Paulista–Pfd.	775,300	21,389,863

Petroleo Brasileiro S.A.–ADR–Pfd.	475,000	19,057,000

Total Foreign Preferred Stocks (Cost $21,802,979)		40,446,863

Money Market Funds–10.07%
Liquid Assets Portfolio–Institutional Class(c)	59,352,907	59,352,907

Premier Portfolio–Institutional Class(c)	59,352,907	59,352,907

Total Money Market Funds (Cost $118,705,814)		118,705,814

TOTAL INVESTMENTS–99.74% (Cost $1,023,033,795)		1,176,105,993

OTHER ASSETS LESS LIABILITIES–0.26%		3,106,073

NET ASSETS–100.00%		$1,179,212,066

Investment Abbreviations:

ADR	– American Depositary Receipt
BDR	– British Deposit Receipt
PDR	– Philippine Deposit Receipt
Pfd.	– Preferred
SDR	– Swedish Depositary Receipt

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2009 was $29,462,349, which represented 2.50% of the Fund’s Net Assets.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment advisor.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Developing Markets Fund

Statement of Assets and Liabilities

October 31, 2009

Assets:
Investments, at value (Cost $904,327,981)	$1,057,400,179

Investments in affiliated money market funds, at value and cost	118,705,814

Total investments, at value (Cost $1,023,033,795)	1,176,105,993

Cash	3,058,990

Foreign currencies, at value (Cost $20,085,540)	19,941,932

Receivables for:
Investments sold	1,539,349

Fund shares sold	6,123,884

Dividends	664,818

Investment for trustee deferred compensation and retirement plans	17,715

Other assets	55,822

Total assets	1,207,508,503

Liabilities:
Payables for:
Investments purchased	21,944,993

Fund shares reacquired	3,440,028

Accrued fees to affiliates	831,762

Accrued other operating expenses	2,008,277

Trustee deferred compensation and retirement plans	71,377

Total liabilities	28,296,437

Net assets applicable to shares outstanding	$1,179,212,066

Net assets consist of:
Shares of beneficial interest	$1,067,268,390

Undistributed net investment income	10,352,402

Undistributed net realized gain (loss)	(51,317,953)

Unrealized appreciation	152,909,227

$1,179,212,066

Net Assets:
Class A	$904,273,187

Class B	$49,822,090

Class C	$139,844,859

Class Y	$52,993,358

Institutional Class	$32,278,572

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	35,310,698

Class B	1,999,452

Class C	5,618,581

Class Y	2,065,144

Institutional Class	1,259,359

Class A:
Net asset value per share	$25.61

Maximum offering price per share (Net asset value of $25.61 divided by 94.50%)	$27.10

Class B:
Net asset value and offering price per share	$24.92

Class C:
Net asset value and offering price per share	$24.89

Class Y:
Net asset value and offering price per share	$25.66

Institutional Class:
Net asset value and offering price per share	$25.63

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Developing Markets Fund

Statement of Operations

For the year ended October 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $2,553,298)	$21,018,690

Dividends from affiliated money market funds	561,834

Total investment income	21,580,524

Expenses:
Advisory fees	6,528,500

Administrative services fees	204,794

Custodian fees	873,334

Distribution fees:
Class A	1,373,050

Class B	370,677

Class C	931,398

Transfer agent fees — A, B, C and Y	2,408,742

Transfer agent fees — Institutional	12,087

Trustees’ and officers’ fees and benefits	35,667

Other	368,176

Total expenses	13,106,425

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(368,616)

Net expenses	12,737,809

Net investment income	8,842,715

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(251))	(47,116,478)

Foreign currencies	737,355

(46,379,123)

Change in net unrealized appreciation of:
Investment securities (net of foreign taxes on holdings of $(1,451,165))	397,659,202

Foreign currencies (net of currency tax of $(140,542))	293,596

397,952,798

Net realized and unrealized gain	351,573,675

Net increase (decrease) in net assets resulting from operations	$360,416,390

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM Developing Markets Fund

Statement of Changes in Net Assets

For the years ended October 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$8,842,715	$12,571,566

Net realized gain (loss)	(46,379,123)	15,330,983

Change in net unrealized appreciation (depreciation)	397,952,798	(771,341,751)

Net increase (decrease) in net assets resulting from operations	360,416,390	(743,439,202)

Distributions to shareholders from net investment income:
Class A	(7,987,625)	(7,173,873)

Class B	(109,924)	(172,961)

Class C	(261,186)	(377,099)

Class Y	(38,106)	—

Institutional Class	(370,433)	(286,795)

Total distributions from net investment income	(8,767,274)	(8,010,728)

Distributions to shareholders from net realized gains:
Class A	(10,013,045)	(42,089,669)

Class B	(817,601)	(3,896,418)

Class C	(1,942,659)	(8,494,911)

Class Y	(46,942)	—

Institutional Class	(307,798)	(1,135,957)

Total distributions from net realized gains	(13,128,045)	(55,616,955)

Share transactions-net:
Class A	244,936,081	(135,692,086)

Class B	(7,830)	(18,290,777)

Class C	19,063,412	(21,508,495)

Class Y	40,795,041	2,348,360

Institutional Class	12,024,573	(2,054,509)

Net increase (decrease) in net assets resulting from share transactions	316,811,277	(175,197,507)

Net increase (decrease) in net assets	655,332,348	(982,264,392)

Net assets:
Beginning of year	523,879,718	1,506,144,110

End of year (includes undistributed net investment income of $10,352,402 and $8,687,786, respectively)	$1,179,212,066	$523,879,718

Notes to Financial Statements

October 31, 2009

NOTE 1—Significant Accounting Policies

AIM Developing Markets Fund (the “Fund”) is a series portfolio of AIM Investment Funds (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s primary investment objective is to provide long-term growth of capital with a secondary investment objective of income.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges

13        AIM Developing Markets Fund

(“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the

14        AIM Developing Markets Fund

laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15        AIM Developing Markets Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the “Advisor” or “Invesco Aim”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.935%

Next $250 million	0.91%

Next $500 million	0.885%

Next $1.5 billion	0.86%

Next $2.5 billion	0.835%

Next $2.5 billion	0.81%

Next $2.5 billion	0.785%

Over $10 billion	0.76%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisors”) the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).
  Effective July 1, 2009 the Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 2.25%, 3.00%, 3.00%, 2.00% and 2.00% of average daily net assets, respectively, through at least February 28, 2011. In determining the Advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. (“Invesco”) described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.
  Further, the Advisor has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended October 31, 2009, the Advisor waived advisory fees of $110,648 and reimbursed class level expenses of $233,934 for Class A, Class B, Class C and Class Y shares, in proportion to relative net assets of such classes.
  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $1,882.
  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2009, IADI advised the Fund that IADI retained $155,739 in front-end sales commissions from the sale of Class A shares and $3,618, $96,049 and $20,272 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

16        AIM Developing Markets Fund

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Brazil	$187,769,942	$—	$—	$187,769,942

China	11,072,679	97,513,109	—	108,585,788

Czech Republic	—	9,749,581	—	9,749,581

Egypt	10,970,380	—	—	10,970,380

Greece	—	15,571,333	—	15,571,333

Hungary	—	5,347,940	—	5,347,940

Indonesia	—	80,139,317	—	80,139,317

Israel	19,172,910	—	—	19,172,910

Luxembourg	4,537,274	—	—	4,537,274

Malaysia	—	72,325,179	—	72,325,179

Mexico	100,825,769	0	—	100,825,769

Philippines	—	92,998,828	—	92,998,828

Russia	44,150,884	8,503,880	—	52,654,764

South Africa	5,238,970	36,352,560	—	41,591,530

South Korea	—	63,796,773	—	63,796,773

Sweden	—	18,668,935	—	18,668,935

Taiwan	—	52,656,006	—	52,656,006

Thailand	24,880,138	36,802,485	—	61,682,623

Turkey	—	58,355,307	—	58,355,307

United States	118,705,814	—	—	118,705,814

Total Investments	$527,324,760	$648,781,233	$—	$1,176,105,993

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2009, the Fund engaged in securities purchases of $0 and securities sales of $258, which resulted in net realized gains (losses) of $(251).

17        AIM Developing Markets Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $22,152.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2009, the Fund paid legal fees of $4,198 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2009 and 2008:

	2009	2008

Ordinary income	$8,774,920	$8,010,728

Long-term capital gain	13,120,399	55,616,955

Total distributions	$21,895,319	$63,627,683

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$14,427,759

Net unrealized appreciation — investments	147,684,877

Net unrealized appreciation (depreciation) — other investments	(162,971)

Temporary book/tax differences	(73,536)

Capital loss carryforward	(49,932,453)

Shares of beneficial interest	1,067,268,390

Total net assets	$1,179,212,066

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and the recognition for tax purposes, of unrealized gains or passive foreign investment companies.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $49,932,453 of capital loss carryforward in the fiscal year ending October 31, 2010.

18        AIM Developing Markets Fund

  The Fund has a capital loss carryforward as of October 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2010	$2,694,002

October 31, 2012	9,980

October 31, 2017	47,228,471

Total capital loss carryforward	$49,932,453

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2009 was $429,803,474 and $174,263,517, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$211,211,277

Aggregate unrealized (depreciation) of investment securities	(63,526,400)

Net unrealized appreciation of investment securities	$147,684,877

Cost of investments for tax purposes is $1,028,421,116.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of capital loss carryforward expirations and limitations, foreign currency transactions, litigation settlement and passive foreign investment companies, on October 31, 2009, undistributed net investment income was increased by $1,589,175, undistributed net realized gain was increased by $699,340 and shares of beneficial interest decreased by $2,288,515. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

			Year ended
	October 31, 2009(a)		October 31, 2008
	Shares	Amount	Shares	Amount

Sold:
Class A	19,594,508	$410,181,359	8,855,693	$261,805,064

Class B	654,441	13,337,556	491,183	14,670,268

Class C	2,198,103	45,331,852	1,639,516	48,632,748

Class Y(b)	2,195,424	46,456,323	114,108	2,353,525

Institutional Class	870,871	18,160,873	179,088	5,269,485

Issued as reinvestment of dividends:
Class A	1,075,528	15,767,250	1,311,745	43,536,902

Class B	59,752	858,034	116,078	3,736,544

Class C	145,770	2,090,337	260,487	8,377,250

Class Y	5,280	77,400	—	—

Institutional Class	41,640	608,355	42,728	1,421,982

Automatic conversion of Class B shares to Class A shares:
Class A	220,344	4,163,524	390,392	11,332,810

Class B	(224,906)	(4,163,524)	(403,774)	(11,332,810)

Reacquired:(c)
Class A(b)	(10,223,596)	(185,176,052)	(16,278,389)	(452,366,862)

Class B	(549,226)	(10,039,896)	(962,238)	(25,364,779)

Class C	(1,628,906)	(28,358,777)	(2,969,538)	(78,518,493)

Class Y	(249,383)	(5,738,682)	(285)	(5,165)

Institutional Class	(359,885)	(6,744,655)	(320,301)	(8,745,976)

Net increase (decrease) in share activity	13,825,759	$316,811,277	(7,533,507)	$(175,197,507)

19        AIM Developing Markets Fund

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 12% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	113,046	$2,334,400

Class A	(113,046)	(2,334,400)

(c)	Net of redemption fees of $99,121 and $191,062 which were allocated among the classes based on relative net assets of each class for the years ended October 31, 2009 and 2008, respectively.

20        AIM Developing Markets Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)(b)	operations	income	gains	Distributions	of period	Return(c)	(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 10/31/09	$16.28	$0.27	$9.80	$10.07	$(0.33)	$(0.41)	$(0.74)	$25.61	65.27%	$904,273	1.66	%(e)	1.71	%(e)	1.35	%(e)	28%
Year ended 10/31/08	37.97	0.37	(20.45)	(20.08)	(0.23)	(1.38)	(1.61)	16.28	(55.04)	401,275	1.59		1.60		1.26		27
Year ended 10/31/07	23.80	0.27	13.96	14.23	(0.06)	—	(0.06)	37.97	59.90	1,152,814	1.57		1.61		0.89		41
Year ended 10/31/06	16.81	0.12	6.98	7.10	(0.11)	—	(0.11)	23.80	42.45	502,546	1.74		1.80		0.57		51
Year ended 10/31/05	12.71	0.09	4.01	4.10	—	—	—	16.81	32.26	265,583	1.83		1.98		0.62		40

Class B
Year ended 10/31/09	15.69	0.11	9.59	9.70	(0.06)	(0.41)	(0.47)	24.92	64.01	49,822	2.41	(e)	2.46	(e)	0.60	(e)	28
Year ended 10/31/08	36.72	0.15	(19.74)	(19.59)	(0.06)	(1.38)	(1.44)	15.69	(55.36)	32,309	2.34		2.35		0.51		27
Year ended 10/31/07	23.14	0.04	13.54	13.58	—	—	—	36.72	58.69	103,476	2.32		2.36		0.14		41
Year ended 10/31/06	16.40	(0.04)	6.82	6.78	(0.04)	—	(0.04)	23.14	41.38	61,055	2.49		2.55		(0.18)		51
Year ended 10/31/05	12.48	(0.01)	3.93	3.92	—	—	—	16.40	31.41	34,456	2.50		2.65		(0.05)		40

Class C
Year ended 10/31/09	15.67	0.11	9.58	9.69	(0.06)	(0.41)	(0.47)	24.89	64.03	139,845	2.41	(e)	2.46	(e)	0.60	(e)	28
Year ended 10/31/08	36.68	0.15	(19.72)	(19.57)	(0.06)	(1.38)	(1.44)	15.67	(55.37)	76,853	2.34		2.35		0.51		27
Year ended 10/31/07	23.12	0.04	13.52	13.56	—	—	—	36.68	58.65	219,121	2.32		2.36		0.14		41
Year ended 10/31/06	16.38	(0.04)	6.82	6.78	(0.04)	—	(0.04)	23.12	41.43	65,416	2.49		2.55		(0.18)		51
Year ended 10/31/05	12.46	(0.01)	3.93	3.92	—	—	—	16.38	31.46	12,327	2.50		2.65		(0.05)		40

Class Y
Year ended 10/31/09	16.29	0.37	9.75	10.12	(0.34)	(0.41)	(0.75)	25.66	65.56	52,993	1.41	(e)	1.46	(e)	1.60	(e)	28
Year ended 10/31/08(f)	20.65	0.02	(4.38)	(4.36)	—	—	—	16.29	(21.11)	1,854	1.36	(g)	1.37	(g)	1.49	(g)	27

Institutional Class
Year ended 10/31/09	16.40	0.37	9.77	10.14	(0.50)	(0.41)	(0.91)	25.63	66.01	32,279	1.17	(e)	1.19	(e)	1.84	(e)	28
Year ended 10/31/08	38.17	0.51	(20.56)	(20.05)	(0.34)	(1.38)	(1.72)	16.40	(54.81)	11,589	1.12		1.13		1.73		27
Year ended 10/31/07	23.91	0.41	14.00	14.41	(0.15)	—	(0.15)	38.17	60.59	30,734	1.12		1.16		1.34		41
Year ended 10/31/06	16.81	0.24	6.99	7.23	(0.13)	—	(0.13)	23.91	43.20	7,984	1.23		1.28		1.07		51
Year ended 10/31/05(f)	16.64	0.00	0.17	0.17	—	—	—	16.81	1.02	24	1.34		1.45		1.11		40

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to the shares of beneficial interest for all classes, which were less than $0.005 for the years ended October 31, 2009, 2008, 2007, 2005 and 2004, were $0.01 for Class A, Class B, Class C and Institutional Class shares for the year ended October 31, 2006.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $549,220, $37,068, $93,140, $19,415, and $17,655 for Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of October 3, 2008 and October 25, 2005 for Class Y and Institutional shares, respectively.
(g)	Annualized.

21        AIM Developing Markets Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds
and Shareholders of AIM Developing Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Developing Markets Fund (one of the funds constituting AIM Investment Funds, hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 15, 2009
Houston, Texas

22        AIM Developing Markets Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2,4]	(10/31/09)	Period[2,5]	Ratio[3]
A	$1,000.00	$1,402.50	$9.81	$1,017.04	$8.24	1.62%

B	1,000.00	1,397.10	14.32	1,013.26	12.03	2.37

C	1,000.00	1,397.50	14.32	1,013.26	12.03	2.37

Y	1,000.00	1,403.70	8.30	1,018.30	6.97	1.37

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
[3]	Effective July 1, 2009, the Fund’s advisor has contractually agreed, through at least February 28, 2011 to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses of Class A, Class B, Class C and Class Y shares to 2.25%, 3.00%, 3.00% and 2.00%, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 1.57%, 2.32%, 2.32% and 1.32% for Class A, Class B, Class C, and Class Y shares, respectively.
[4]	The actual expenses paid, restated as if the changes discussed above in footnote 3 had been in effect throughout the entire most recent fiscal year, are $9.51, $14.02, $14.02 and $8.00 for Class A, Class B, Class C and Class Y shares, respectively.
[5]	Hypothetical expenses are equal to the annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical expenses paid, restated as if the changes discussed above in footnote 3 had been in effect throughout the entire most recent fiscal half year period, are $7.98, $11.77, $11.77 and $6.72 for Class A, Class B, Class C and Class Y shares, respectively.

23        AIM Developing Markets Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Investment Funds is required under the Investment Company Act of 1940 to approve annually the renewal of the AIM Developing Markets Fund (the Fund) investment advisory agreement with Invesco Aim Advisors, Inc. (Invesco Aim) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 16-17, 2009, the Board as a whole, and the disinterested or “independent” Trustees voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2009. In doing so, the Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Aim and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.
The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the management of a number of the series portfolios of the AIM Funds. This Sub-Committee structure permits the Trustees to focus on the performance of the AIM Funds that have been assigned to them. The Sub-Committees meet throughout the year to review the performance of their assigned funds, and the Sub-Committees review monthly and quarterly comparative performance information and periodic asset flow data for their assigned funds. These materials are prepared under the direction and supervision of the independent Senior Officer, an officer of the AIM Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management and review with these individuals the performance, investment objective(s), policies, strategies and limitations of these funds.
     In addition to their meetings throughout the year, the Sub-Committees meet at designated contract renewal meetings each year to conduct an in-depth review of the performance, fees, expenses and other matters related to their assigned funds. During the contract renewal process, the Trustees receive comparative performance and fee data regarding the AIM Funds prepared by an independent company, Lipper, Inc. (Lipper), under the direction and supervision of the Senior Officer who also prepares a separate analysis of this information for the Trustees. Each Sub-Committee then makes recommendations to the Investments Committee regarding the fees and expenses of their assigned funds. The Investments Committee considers each Sub-Committee’s recommendations and makes its own recommendations regarding the fees and expenses of the AIM Funds to the full Board. The Investments Committee also considers each Sub-Committee’s recommendations in making its annual recommendation to the Board whether to approve the continuance of each AIM Fund’s investment advisory agreement and sub-advisory contracts for another year.
     The independent Trustees met separately during their evaluation of the Fund’s investment advisory agreement and sub-advisory contracts with independent legal counsel. The independent Trustees were also assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer. One responsibility of the Senior Officer is to manage the process by which the AIM Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. Accordingly, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer recommended that an independent written evaluation be provided and, at the direction of the Board, prepared an independent written evaluation.
     During the annual contract renewal process, the Board considered the factors discussed below in evaluating the fairness and reasonableness of the
Fund’s investment advisory agreement and sub-advisory contracts. The Board considered all of the information provided to them, including information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any particular factor that was controlling. Each Trustee may have evaluated the information provided differently from another Trustee and attributed different weight to the various factors. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other AIM Funds are the result of years of review and negotiation between the Trustees and Invesco Aim, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
     The discussion below serves as a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, information set forth below is as of June 17, 2009, and does not reflect any changes that may have occurred since that date, including but not limited to changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.	Nature, Extent and Quality of Services Provided by Invesco Aim
The Board reviewed the advisory services provided to the Fund by Invesco Aim under the Fund’s investment advisory agreement, the performance of Invesco Aim in providing these services, and the credentials and experience of the officers and employees of Invesco Aim who provide these services. The Board’s review of the qualifications of Invesco Aim to provide these services included the Board’s consideration of Invesco Aim’s portfolio and product review process, various back office support functions provided by Invesco Aim and its affiliates, and Invesco Aim’s equity and

24 AIM Developing Markets Fund	continued

fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Aim are appropriate and that Invesco Aim currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement.
     In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Aim and the Fund, as well as the Board’s knowledge of Invesco Aim’s operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Aim and its affiliates continue to take to improve the quality and efficiency of the services they provide to the AIM Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that the quality and efficiency of the services Invesco Aim and its affiliates provide to the AIM Funds in each of these areas support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
B.	Nature, Extent and Quality of Services Provided by Affiliated Sub-Advisers
The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are geographically dispersed in financial centers around the world, can provide research and other information and make recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Aim to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Fund.
C.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
     The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Aim or an Affiliated Sub-Adviser and against the Lipper Emerging Markets Funds Index. The Board noted that the Fund’s performance was in the second quintile of its performance universe for the one and three year periods and the first quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was above the performance of the Index for the one, three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance and this review did not change their conclusions. The Board noted that, in response to the Board’s focus on fund performance, Invesco Aim has taken a number of actions intended to improve the investment process for the funds.
D.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Aim or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the Fund’s contractual advisory fee rate was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that some comparative data did not reflect the market downturn that occurred in the fourth quarter of 2008. The Board noted that neither Invesco Aim nor its affiliates serve as an adviser to other domestic mutual funds or other domestic clients with investment strategies comparable to those of the Fund.
     The Board also noted that Invesco Aim has contractually agreed to continue to waive fees and/or limit expenses of the Fund through at least June 30, 2010 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that the specified percentage before the waiver becomes effective has been increased effective July 1, 2009, and at the current expense ratio for the Fund the waiver will not have any impact. The Board noted that Invesco Aim has agreed to reduce the per account transfer agent fee for all retail funds, including the Fund, effective July 1, 2009.
     The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services provided by Invesco Aim pursuant to the Fund’s advisory agreement, as well as the allocation of fees between Invesco Aim and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Aim to the Affiliated Sub-Advisers, and that Invesco Aim and the Affiliated Sub-Advisers are affiliates.
     After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the comparative advisory fee information and the expense limitation discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.
E.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes seven

25 AIM Developing Markets Fund	continued

breakpoints and that the level of the Fund’s advisory fees, as a percentage of the Fund’s net assets, has decreased as net assets increased because of the breakpoints. The Board concluded that the Fund’s advisory fees appropriately reflect economies of scale at current asset levels. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the AIM Funds and affiliates.
F.	Profitability and Financial Resources
The Board reviewed information from Invesco Aim concerning the costs of the advisory and other services that Invesco Aim and its affiliates provide to the Fund and the profitability of Invesco Aim and its affiliates in providing these services. The Board also reviewed information concerning the financial condition of Invesco Aim and its affiliates. The Board reviewed with Invesco Aim the methodology used to prepare the profitability information. The Board considered the overall profitability of Invesco Ltd., the ultimate parent of Invesco Aim and the Affiliated Sub-Advisers, and of Invesco Aim, as well as the profitability of Invesco Aim in connection with managing the Fund. The Board noted that Invesco Aim continues to operate at a net profit, although the reduction of assets under management as a result of market movements and the increase in voluntary fee waivers for affiliated money market funds have reduced the profitability of Invesco Aim and its affiliates. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Aim and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Aim is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Aim has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the sub-advisory contracts, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.
G.	Collateral Benefits to Invesco Aim and its Affiliates
The Board considered various other benefits received by Invesco Aim and its affiliates resulting from Invesco Aim’s relationship with the Fund, including the fees received by Invesco Aim and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Aim and its affiliates in providing these services and the organizational structure employed by Invesco Aim and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Aim and its affiliates are providing these services in a satisfactory manner and in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
     The Board considered the benefits realized by Invesco Aim and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Aim and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Aim’s and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Aim’s and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of Invesco Aim, these arrangements are consistent with regulatory requirements.
     The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Aim pursuant to procedures approved by the Board. The Board noted that Invesco Aim will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Aim has contractually agreed to waive through at least June 30, 2010, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Aim receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

26           AIM Developing Markets Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2009:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$13,120,399
Qualified Dividend Income*	99.95%
Corporate Dividends Received Deduction*	0%
Foreign Taxes	0.0505 Per Share
Foreign Source Income	0.5652 Per Share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27        AIM Developing Markets Fund

Trustees and Officers
The address of each trustee and officer of AIM Investment Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company) and Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC

		Formerly: President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®

		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Director, Vice President and Secretary, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management Inc.

		Formerly: Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Vice President, Invesco Institutional (N.A.), Inc. (registered investment advisor); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)

		Formerly: President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer and Managing Director, Invesco Aim Capital Management, Inc.; and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco Aim Private Asset Management, Inc. and The AIM Family of Funds®

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company; and Manager of the Fraud Prevention Department, Invesco Aim Investment Services, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, The AIM Family of Funds®, Invesco Global Asset Management (N.A.), Inc. (registered investment advisor), Invesco Institutional (N.A.), Inc., (registered investment advisor), INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment advisor) and Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.

		Formerly: Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company; and Global Head of Product Development, AIG-Global Investment Group, Inc.	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisors.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	Invesco Aim Advisors, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Suite 100	Suite 100	Suite 2900
	Houston, TX 77046-1173	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

Supplement to Annual Report dated 10/31/09
AIM Developing Markets Fund

Institutional Class Shares
The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

Average Annual Total Returns
For periods ended 10/31/09

10 Years	11.64%

5 Years	17.94

1 Year	66.01

Average Annual Total Returns
For periods ended 9/30/09, the most recent calendar quarter-end

10 Years	12.06%

5 Years	18.99

1 Year	20.73

Institutional Class shares’ inception date is October 25, 2005. Returns since that date are historical returns. All other returns are blended returns of historical Institutional Class share performance and restated Class A share performance (for periods prior to the inception date of Institutional Class shares) at net asset value (NAV) and reflect the Rule 12b-1 fees applicable to Class A shares. Class A shares’ inception date is January 11, 1994.
     Institutional Class shares have no sales charge; therefore, performance is at NAV. Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 1.13%.1 The total annual
Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 1.14%. The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.
     Had the advisor not waived fees and/ or reimbursed expenses in the past, performance would have been lower.
     Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.
1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least February 28, 2011. See current prospectus for more information.

Nasdaq Symbol	GTDIX

Over for information on your Fund’s expenses.

This supplement must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC
This material is for institutional investor use only and may not be quoted, reproduced, shown to the public or used in written form as sales literature for public use.
invescoaim.com      DVM-INS-1           Invesco Aim Distributors, Inc.

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HYPOTHETICAL
(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
Institutional	$1,000.00	$1,405.90	$6.79	$1,019.56	$5.70	1.12%

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Developing Markets Fund

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. Click the Products & Performance tab at the top of the home page; click Mutual Funds; and then click Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.

If used after January 20, 2010, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco AimSM is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisers for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund’s prospectus for information on the fund’s subadvisers. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.
     It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

invescoaim.com      DVM-AR-1          Invesco Aim Distributors, Inc.

Annual Report to Shareholders	October 31, 2009

AIM Global Health Care Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Agreements
27	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
While the year covered by this report was difficult, economic conditions and market trends appeared more favorable at the close of the fiscal year than at its start. The 12 months ended October 31, 2009, included a sharp market sell-off in late 2008 that continued into early 2009 — when an abrupt rebound began.
Increased communication
This volatility prompted a greater-than-usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.
     Your questions, comments and suggestions gave me better insight into what was on your minds.
     As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of “Investment Perspective” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
     To access your Fund’s latest quarterly commentary, click on “Products and Performance” at the top of our website; next, select “Mutual Funds”; and then click on “Quarterly Commentary.”
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a rather robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward — often anticipating economic improvement or deterioration well before it arrives. In his most recent Monetary Report to the Congress, U.S. Federal Reserve Board Chairman Ben Bernanke testified that he anticipates a gradual economic recovery in 2010 with some acceleration in growth in 2011.1 I hope his guarded optimism proves to be accurate.
     Until then, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007, and just 2.7% in 2008.2 That same estimate suggests Americans saved 3.7% and 4.9% of their disposable personal income in the first and second quarters of 2009, respectively.2
     While a sustained reduction in consumer spending could delay or weaken a recovery, many families have decided that spending less and saving more makes sense — and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds can often be followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more, and to do so over a long time horizon — particularly in periods of economic hardship — it really is a reliable way to build an investment portfolio.
     If you’ve made a similar decision, it’s important that you work with an experienced, trusted financial advisor. A financial advisor can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest3 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 U.S. Federal Reserve; 2 Bureau of Economic Analysis; 3 Pensions & Investments
2                AIM Global Health Care Fund

    Bruce Crockett
Dear Fellow Shareholders:
Although the economy and financial markets have shown some signs of hope, investors remain rightfully cautious. Staying with an appropriately diversified investment program focused on your individual long-term goals can be a wise course in such uncertain times. We believe the route to financial success is more like a marathon than a sprint.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance performance in ways that put your interests first.
     We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.’s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market’s decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.
     At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Click the “About Us” tab at the top of the home page; click “Legal Information”; and then click “Investment Advisory Agreement Renewals.”
     The website also contains news and market information, investment education, planning information, current reports and prospectuses for all the AIM Funds. I highly recommend it to you.
     You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.
Sincerely,
Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees
3               AIM Global Health Care Fund

Management’s Discussion of Fund Performance

Performance summary
While a severe global economic slowdown persisted during the fiscal year ended October 31, 2009, a significant stock market rally began in March 2009. Health care reform efforts overshadowed some of the defensive growth characteristics of the sector during much of the fiscal year. Additionally, the strong equity market rally propelled a rotation out of larger, more defensive companies in favor of more cyclical, higher risk stocks. As a result, although AIM Global Health Care Fund produced positive returns, it underperformed the broad market, as measured by the MSCI World Index, during the fiscal year. However, Class A shares at net asset value outperformed the Fund’s style-specific benchmark, the MSCI World Health Care Index.
     The Fund’s relative performance was positively affected by security selection in pharmaceuticals and the Fund’s overweight exposure in the drug retail and health care supplies sub-sectors.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/08 to 10/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	11.80%

Class B Shares	10.96

Class C Shares	10.95

Class Y Shares	12.09

Investor Class Shares	11.80

MSCI World Index▼ (Broad Market Index)	18.42

MSCI World Health Care Index▼ (Style-Specific Index)	9.11

Lipper Global Health/Biotechnology Funds Index▼ (Peer Group Index)	9.20

▼Lipper Inc.

How we invest
We seek health care stocks of all market capitalizations from around the world that we believe are attractively priced and have the potential to benefit from long-term earnings and cash flow growth.
     We invest primarily in four segments of the health care sector: pharmaceuticals, biotechnology, medical technology and health services. Suitable investments in this universe exhibit strong fundamentals and earnings, coupled with healthy growth prospects. We assess the long-term commercial potential of each

Portfolio Composition
By sector

Health Care	91.7%

Consumer Staples	5.1

Financials	0.8

Money Market Funds

Plus Other Assets Less Liabilities	2.4

Total Net Assets	$961.0 million

Total Number of Holdings*	74
company’s current and prospective products, particularly those that fill unaddressed market needs.
     We manage risk by:
■	Maintaining exposure to all health care sub-sectors.

■	Diversifying the portfolio across 50 to 80 holdings.

■	Limiting the size of investment in any single position according to its risk profile.

■	Investing in international companies, which may have lower correlations to the U.S. stock market.

Top 10 Equity Holdings*

1. Gilead Sciences, Inc.	4.6%

2. Roche Holding AG	4.5

3. Thermo Fisher Scientific, Inc.	4.0

4. Amgen Inc.	3.9

5. CVS Caremark Corp.	3.8

6. Abbott Laboratories	3.5

7. Life Technologies Corp.	2.6

8. Johnson & Johnson	2.6

9. Boston Scientific Corp.	2.5

10. Baxter International Inc.	2.5

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
     We reassess our holdings when:
■	We identify a more attractive investment opportunity.

■	We foresee a deterioration of a company’s fundamentals.

■	A company fails to execute on plan.

■	A stepdown in management team quality occurs.

■	A stock’s price target has been met.

Market conditions and your Fund
Though the beginning of the fiscal year was marked by headlines claiming economic “Armageddon,” the U.S. economy began to show signs that the economic contraction was moderating toward the end of the period. Economic data indicated that the rampant decline in business spending and consumption that occurred at the end of 2008 and the beginning of 2009 might have eased. Given signs that the economic downturn might be moderating, equity and credit markets improved. In addition, financial markets benefited from the various government programs introduced to improve bank balance sheets and reduce credit spreads.
     During the fiscal year, the U.S. Federal Reserve Board (the Fed) lowered the federal funds target rate from 1% to a range of between zero and 0.25%.1 Real gross domestic product (GDP), after contracting for much of the fiscal year, showed signs of recovery. Indeed, U.S. GDP increased at an annual rate of 2.8% for the third quarter of 2009.2 Inflation, as measured by a seasonally adjusted Consumer Price Index, was relatively benign following significant declines in energy prices from their all time high reached in July 2008.3 U.S. unemployment, however, trended higher during the fiscal year and ultimately ended October 2009 at a rate of 10.2% nationwide.3
     Against this backdrop, financial services, utilities and industrials were among the weakest performing sectors of the S&P 500 Index.4 Conversely, information technology, consumer discretionary and materials were the best performing sectors.4 Health care stocks outperformed early in the fiscal year when the broad markets were down. However, they were held back during the subsequent rally due to political concerns surrounding health care reform.
     Relative to the MSCI World Health Care Index, security selection in pharmaceuticals and an overweight position in drug retail and health care supplies aided the Fund’s outperformance relative to the benchmark. On the other hand, an

4               AIM Global Health Care Fund

overweight in biotechnology stocks detracted from the Fund’s relative performance. It is important to note that the style-specific index is weighted by size or market capitalization, and that results in a 60% allocation to pharmaceutical stocks. In contrast, the Fund weights its holdings based on our fundamental analysis with consideration given to risk management factors, and is therefore more diversified across health care industries.
     On a stock-specific level, Wyeth and Life Technologies were top contributors to the Fund’s absolute performance. On the other hand, biotechnology stocks Genzyme and Celgene were top detractors. Merger and acquisition activity also affected individual stock performance during the fiscal year.
     Wyeth was a biopharmaceutical firm focused on small molecules, biotechnology and vaccines for a wide array of medical conditions. The company was diversified across animal and consumer health care as well, with products such as Centrum and Advil. Wyeth was recently acquired by large-cap pharmaceutical company Pfizer (not a Fund holding) in a merger agreement which closed during the fiscal year. The combination created one of the most diversified companies in the global health care industry. We sold the position prior to the merger.
     Life Technologies also contributed to Fund performance during the fiscal year. The company manufactures tools used in basic research at pharmaceutical firms. We believed Life Technologies displayed defensive growth characteristics and would benefit from spending increases by the National Institutes of Health (NIH). Therefore, we added to the position during the fiscal year.
     The biotechnology industry experienced relative outperformance during the bear market, buoyed in part by the acquisition of Genentech (no longer a Fund holding) by Swiss pharmaceutical company Roche during the first quarter of 2009. Once the economy started to recover, money continued to flow out of large-cap biotechnology stocks. As a result, Genzyme and Celgene detracted from Fund performance.
     As we have seen many failed attempts to nationalize health care, massive health care reform seemed unlikely in the near term in our opinion. A compromise with a watered down version of the current proposal, however, seemed more likely. Most importantly, not all health care companies will be affected by health care reform in the same way. Certainly, some industries, like health care equipment and biotechnology, are less exposed. As a result, we continued to overweight these industries.
     We tended to believe the future of health care was in biotechnology rather than pharmaceuticals. Relative to the benchmark, we maintained a significant underweight in large-cap pharmaceutical stocks as many firms face looming patent expirations with limited drug pipelines. Within biotechnology, our emphasis remained on profitable large-cap companies that are generating sufficient free cash flow rather than small-cap start-ups that typically lack liquidity and earnings.
     We continued to focus on companies with new product cycles, less reimbursement risk and less competition. The majority of the Fund is invested in domestic stocks, where we have found more companies that fit our fundamental selection criteria. Our international holdings are mainly in European large-cap pharmaceutical companies, which are subject to fewer patent expiration concerns.
     Given that markets experienced a strong recovery during the fiscal year, we would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial advisor to discuss your individual financial program. We thank you for your continued investment in AIM Global Health Care Fund.
1 U.S. Federal Reserve
2 Bureau of Economic Analysis
3 Bureau of Labor Statistics
4 Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Derek Taner
Chartered Financial Analyst, portfolio man-ager, is lead manager of AIM Global Health Care Fund. Mr. Taner began his investment career in 1993, as a fixed income analyst, assistant portfolio manager and manager of a health care fund. Mr. Taner joined Invesco Aim in 2005. He earned a B.S. in accounting and an M.B.A. from the Haas School of Business at the University of California at Berkeley.
Dean Dillard
Chartered Financial Analyst, portfolio manager, is manager of AIM Global Health Care Fund. He joined Invesco Aim in 2000. Mr. Dillard earned a B.S. in corporate finance from the University of Alabama and an M.B.A. from the Owen School of Business at Vanderbilt University.
Assisted by the Global Health Care Team

5                AIM Global Health Care Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class with Sales Charges since Inception
Index data from 7/31/89, Fund data from 8/7/89

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our web site — invescoaim.com. More detail is available to you at that site.
6                AIM Global Health Care Fund

Average Annual Total Returns
As of 10/31/09, including maximum applicable
sales charges

Class A Shares

Inception (8/7/89)	9.61%

10 Years	5.28

5 Years	1.43

1 Year	5.63

Class B Shares

Inception (4/1/93)	9.66%

10 Years	5.39

5 Years	1.53

1 Year	5.96

Class C Shares

Inception (3/1/99)	5.10%

10 Years	5.24

5 Years	1.84

1 Year	9.95

Class Y Shares

10 Years	5.91%

5 Years	2.65

1 Year	12.09

Investor Class Shares

10 Years	5.88%

5 Years	2.59

1 Year	11.80
Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is August 7, 1989.
     Investor Class shares’ inception date is July 15, 2005. Returns since that date are historical returns. All other returns are blended returns of historical Investor Class share performance and restated Class A share perfor-

Average Annual Total Returns
As of 9/30/09, the most recent calendar quarter-end,
including maximum applicable sales charges

Class A Shares

Inception (8/7/89)	9.83%

10 Years	5.95

5 Years	2.25

1 Year	-7.76

Class B Shares

Inception (4/1/93)	9.92%

10 Years	6.06

5 Years	2.35

1 Year	-7.85

Class C Shares

Inception (3/1/99)	5.47%

10 Years	5.91

5 Years	2.66

1 Year	-4.06

Class Y Shares

10 Years	6.58%

5 Years	3.46

1 Year	-2.16

Investor Class Shares

10 Years	6.56%

5 Years	3.41

1 Year	-2.40
mance (for periods prior to the inception date of Investor Class shares) at net asset value and reflect the Rule 12b-1 fees applicable to Class A shares. Class A shares’ inception date is August 7, 1989.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Investor Class shares was 1.22%, 1.97%, 1.97%, 0.97% and 1.22%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Investor Class shares was 1.23%, 1.98%, 1.98%, 0.98% and 1.23%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares and Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.
1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2010. See current prospectus for more information.

7                AIM Global Health Care Fund

AIM Global Health Care Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco Aim.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.
■	All Investor Class shares are closed to new investors. Contact your financial advisor about purchasing our other share classes.

Principal risks of investing in the Fund
■	The values of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted.
■	Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher, and there may be delays in settlement procedures.
■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.
■	The value of the Fund’s shares is particularly vulnerable to factors affecting the health care industry, such as substantial government regulation that may affect the demand for products and services offered by health care companies. Also, the products and services offered by health care companies may be subject to rapid obsolescence caused by scientific advances and technological innovations, which can cause Fund shares to rise and fall more than the value of shares of funds that invest more broadly.
■	The prices of securities held by the Fund may decline in response to market risks.
■	The Fund invests in synthetic instruments, the value of which may not correlate perfectly with the overall securities markets. Rising interest rates and market price fluctuations will affect the performance of the Fund’s investments in synthetic instruments.

About indexes used in this report
■	The MSCI World IndexSM is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.
■	The MSCI World Health Care Index is a free float-adjusted market capitalization index that represents the health care segment in global developed market equity performance.
■	The Lipper Global Health/Biotechnology Funds Index is an equally weighted representation of the largest funds in the Lipper Health/Biotechnology Funds category. These funds invest primarily in the equity securities of domestic and foreign companies engaged in health care, medicine, and biotechnology.
■	The S&P 500® Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry.
■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
■	The Chartered Financial Analysts® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	GGHCX
Class B Shares	GTHBX
Class C Shares	GTHCX
Class Y Shares	GGHYX
Investor Class Shares	GTHIX

8                AIM Global Health Care Fund

Schedule of Investments(a)

October 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–97.47%
Biotechnology–21.63%
AMAG Pharmaceuticals, Inc.(b)(c)	125,518	$4,742,070

Amgen Inc.(c)	703,859	37,818,344

Biogen Idec Inc.(c)	187,514	7,899,965

BioMarin Pharmaceutical Inc.(c)	799,695	12,443,254

Celgene Corp.(c)	442,626	22,596,057

CSL Ltd. (Australia)	427,218	12,006,554

Evolutionary Genomics/GenoPlex, Inc. (Acquired 09/15/97-06/25/98; Cost $408,490)(d)(e)(f)	109,377	0

Genzyme Corp.(c)	404,094	20,447,156

Gilead Sciences, Inc.(c)	1,030,039	43,828,160

Incyte Corp.(b)(c)	397,469	2,341,092

Myriad Genetics, Inc.(c)	327,898	7,961,364

OSI Pharmaceuticals, Inc.(c)	184,835	5,955,384

Pharmasset, Inc.(c)	127,400	2,392,572

Savient Pharmaceuticals Inc.(c)	658,714	8,299,796

United Therapeutics Corp.(c)	218,218	9,282,994

Vertex Pharmaceuticals Inc.(c)	295,243	9,908,355

		207,923,117

Drug Retail–5.09%
CVS Caremark Corp.	1,036,253	36,579,731

Drogasil S.A. (Brazil)	861,426	12,350,106

		48,929,837

Health Care Distributors–1.60%
McKesson Corp.	261,251	15,343,271

Health Care Equipment–16.31%
Baxter International Inc.	445,992	24,110,328

Becton, Dickinson and Co.	147,333	10,071,684

Boston Scientific Corp.(c)	2,990,505	24,282,901

CareFusion Corp.(c)	326,901	7,312,775

Covidien PLC (Ireland)	527,040	22,198,925

Dexcom Inc.(c)	302,130	2,072,612

Hospira, Inc.(c)	185,404	8,276,435

ResMed Inc.(c)	165,802	8,159,116

Sensys Medical, Inc. (Acquired 04/23/04-08/09/06; Cost $1,302)(c)(e)(f)	8,750	656

St. Jude Medical, Inc.(c)	449,813	15,329,627

Varian Medical Systems, Inc.(c)	280,131	11,479,768

Wright Medical Group, Inc.(c)	435,318	7,073,917

Zimmer Holdings, Inc.(c)	310,724	16,334,761

		156,703,505

Health Care Facilities–2.59%
Assisted Living Concepts Inc.–Class A(c)	196,940	4,080,597

Rhoen-Klinikum AG (Germany)	857,273	20,779,603

		24,860,200

Health Care Services–7.94%
DaVita, Inc.(c)	361,530	19,171,936

Express Scripts, Inc.(c)	283,390	22,648,529

Medco Health Solutions, Inc.(c)	291,192	16,341,695

Omnicare, Inc.	370,487	8,028,453

Quest Diagnostics Inc.	181,578	10,155,657

		76,346,270

Health Care Supplies–4.15%
Alcon, Inc.	152,858	21,826,594

DENTSPLY International Inc.	312,849	10,311,503

Immucor, Inc.(c)	434,327	7,765,767

		39,903,864

Health Care Technology–0.82%
Allscripts-Misys Healthcare Solutions, Inc.(c)	404,877	7,895,101

Life & Health Insurance–0.82%
Amil Participacoes S.A. (Brazil)	1,382,700	7,850,897

Life Sciences Tools & Services–8.66%
Gerresheimer AG (Germany)	289,949	8,233,972

Life Technologies Corp.(c)	534,217	25,199,016

Pharmaceutical Product Development, Inc.	507,448	10,935,504

Thermo Fisher Scientific, Inc.(c)	863,098	38,839,410

		83,207,902

Managed Health Care–6.72%
Aetna Inc.	492,755	12,826,413

AMERIGROUP Corp.(c)	426,237	9,398,526

Aveta, Inc. (Acquired 12/21/05; Cost $10,877,598)(c)(e)	805,748	3,625,866

CIGNA Corp.	255,782	7,120,971

Health Net Inc.(c)	707,694	10,551,717

WellPoint Inc.(c)	450,057	21,044,665

		64,568,158

Pharmaceuticals–21.14%
Abbott Laboratories	660,564	33,404,721

Allergan, Inc.	266,730	15,003,562

Auxilium Pharmaceuticals Inc.(c)	69,178	2,176,340

Bayer AG (Germany)	148,217	10,264,487

Cadence Pharmaceuticals, Inc.(b)(c)	276,731	2,498,881

EastPharma Ltd.–GDR (Turkey)(c)(e)	674,841	1,754,587

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Global Health Care Fund

	Shares	Value

Pharmaceuticals–(continued)

Hikma Pharmaceuticals PLC (United Kingdom)	745,313	$5,756,714

Ipsen S.A. (France)(b)	212,595	10,826,442

Johnson & Johnson	418,357	24,703,981

Locus Pharmaceuticals, Inc.(c)	258,824	140,736

Merck KGaA (Germany)	81,364	7,651,235

Novartis AG–ADR (Switzerland)	337,838	17,550,684

Pharmstandard–GDR (Russia)(c)(e)	138,700	2,253,875

Roche Holding AG (Switzerland)	268,205	42,968,362

Shire PLC–ADR (United Kingdom)	295,063	15,726,858

Teva Pharmaceutical Industries Ltd.–ADR (Israel)	207,400	10,469,552

		203,151,017

Total Common Stocks & Other Equity Interests (Cost $840,168,597)		936,683,139

Preferred Stocks–0.17%
Health Care Equipment–0.16%
Intact Medical Corp.–Series C, Pfd. (Acquired 03/26/01; Cost $2,000,001)(e)(f)	2,439,026	0

Sensys Medical, Inc. Series A-2, Pfd. (Acquired 02/25/98-09/30/05; Cost $7,627,993)(e)(f)	2,173,209	1,418,019

Sensys Medical, Inc. Series B, Conv. Pfd. (Acquired 03/16/05-01/12/07; Cost $245,305)(e)(f)	282,004	184,008

		1,602,027

Pharmaceuticals–0.01%
BioImagene, Inc.–Series B-2, Pfd. (Acquired 05/24/01; Cost $2,700,000)(e)(f)	187,734	94,505

Total Preferred Stocks (Cost $12,573,299)		1,696,532

Money Market Funds–2.60%
Liquid Assets Portfolio–Institutional Class(g)	12,485,518	12,485,518

Premier Portfolio–Institutional Class(g)	12,485,518	12,485,518

Total Money Market Funds (Cost $24,971,036)		24,971,036

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.24% (Cost $877,712,932)		963,350,707

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.65%
Liquid Assets Portfolio–Institutional Class (Cost $6,226,347)(g)(h)	6,226,347	6,226,347

TOTAL INVESTMENTS–100.89% (Cost $883,939,279)		969,577,054

OTHER ASSETS LESS LIABILITIES–(0.89)%		(8,547,633)

NET ASSETS–100.00%		$961,029,421

Investment Abbreviations:

ADR	– American Depositary Receipt
Conv.	– Convertible
GDR	– Global Depositary Receipt
Pfd.	– Preferred

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at October 31, 2009.
(c)	Non-income producing security.
(d)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of October 31, 2009 represented less than 0.01% of the Fund’s Net Assets. See Note 5.
(e)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2009 was $9,331,516, which represented 0.97% of the Fund’s Net Assets.
(f)	Security is considered venture capital. See Note 1I.
(g)	The money market fund and the Fund are affiliated by having the same investment advisor.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Global Health Care Fund

Statement of Assets and Liabilities

October 31, 2009

Assets:
Investments, at value (Cost $852,741,896)*	$938,379,671

Investments in affiliated money market funds, at value and cost	31,197,383

Total investments, at value (Cost $883,939,279)	969,577,054

Foreign currencies, at value (Cost $1,312,228)	1,331,919

Receivables for:
Investments sold	2,393,117

Fund shares sold	238,579

Dividends	855,712

Investment for trustee deferred compensation and retirement plans	112,220

Other assets	23,942

Total assets	974,532,543

Liabilities:
Payables for:
Investments purchased	2,336,291

Fund shares reacquired	1,152,581

Amount due custodian	1,489,807

Foreign currency contracts outstanding	1,224,738

Collateral upon return of securities loaned	6,226,347

Accrued fees to affiliates	689,897

Accrued other operating expenses	138,121

Trustee deferred compensation and retirement plans	245,340

Total liabilities	13,503,122

Net assets applicable to shares outstanding	$961,029,421

Net assets consist of:
Shares of beneficial interest	$964,849,836

Undistributed net investment income (loss)	(211,355)

Undistributed net realized gain (loss)	(88,074,134)

Unrealized appreciation	84,465,074

$961,029,421

Net Assets:
Class A	$425,718,519

Class B	$48,193,515

Class C	$24,782,642

Class Y	$2,630,735

Investor Class	$459,704,010

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	18,352,152

Class B	2,443,550

Class C	1,255,461

Class Y	113,109

Investor Class	19,811,983

Class A:
Net asset value per share	$23.20

Maximum offering price per share (Net asset value of $23.20 divided by 94.50%)	$24.55

Class B:
Net asset value and offering price per share	$19.72

Class C:
Net asset value and offering price per share	$19.74

Class Y:
Net asset value and offering price per share	$23.26

Investor Class:
Net asset value and offering price per share	$23.20

*	At October 31, 2009, securities with an aggregate value of $6,019,632 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Global Health Care Fund

Statement of Operations

For the year ended October 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $718,086)	$10,331,244

Dividends from affiliated money market funds (includes securities lending income of $648,403)	975,654

Total investment income	11,306,898

Expenses:
Advisory fees	6,081,218

Administrative services fees	250,396

Custodian fees	120,439

Distribution fees:
Class A	999,543

Class B	548,968

Class C	253,873

Investor Class	1,082,533

Transfer agent fees	2,939,870

Trustees’ and officers’ fees and benefits	48,557

Other	383,680

Total expenses	12,709,077

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(88,137)

Net expenses	12,620,940

Net investment income (loss)	(1,314,042)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $795,990)	(68,737,978)

Foreign currencies	580,628

Foreign currency contracts	5,099,846

(63,057,504)

Change in net unrealized appreciation (depreciation) of:
Investment securities	173,536,242

Foreign currencies	231,003

Foreign currency contracts	(10,730,179)

163,037,066

Net realized and unrealized gain	99,979,562

Net increase in net assets resulting from operations	$98,665,520

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM Global Health Care Fund

Statement of Changes in Net Assets

For the years ended October 31, 2009 and 2008

	2009	2008

Operations:
Net investment income (loss)	$(1,314,042)	$(553,958)

Net realized gain (loss)	(63,057,504)	9,812,768

Change in net unrealized appreciation (depreciation)	163,037,066	(377,456,082)

Net increase (decrease) in net assets resulting from operations	98,665,520	(368,197,272)

Distributions to shareholders from net realized gains:
Class A	(11,692,372)	(57,327,518)

Class B	(2,094,030)	(11,980,730)

Class C	(914,713)	(4,059,616)

Class Y	(15,041)	—

Investor Class	(12,645,844)	(61,418,071)

Total distributions from net realized gains	(27,362,000)	(134,785,935)

Share transactions-net:
Class A	(31,987,339)	1,498,537

Class B	(20,954,269)	(13,913,378)

Class C	(6,104,944)	4,437,970

Class Y	1,619,505	704,218

Investor Class	(31,849,512)	(2,191,177)

Net increase (decrease) in net assets resulting from share transactions	(89,276,559)	(9,463,830)

Net increase (decrease) in net assets	(17,973,039)	(512,447,037)

Net assets:
Beginning of year	979,002,460	1,491,449,497

End of year (includes undistributed net investment income (loss) of $(211,355) and $(241,137), respectively)	$961,029,421	$979,002,460

Notes to Financial Statements

October 31, 2009

NOTE 1—Significant Accounting Policies

AIM Global Health Care Fund (the “Fund”) is a series portfolio of AIM Investment Funds (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of nine separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y and Investor Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean

13        AIM Global Health Care Fund

between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to

14        AIM Global Health Care Fund

federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund may invest a large percentage of assets in securities of a limited number of companies, such that each investment may have a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.
The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the market for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.
J.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
K.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
L.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
M.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed,

15        AIM Global Health Care Fund

realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the “Advisor” or “Invesco Aim”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $350 million	0.75%

Next $350 million	0.65%

Next $1.3 billion	0.55%

Next $2 billion	0.45%

Next $2 billion	0.40%

Next $2 billion	0.375%

Over $8 billion	0.35%

  Through December 31, 2009, the Advisor has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund’s average daily net assets) do not exceed the annual rate of:

Average Net Assets	Rate

First $250 million	0.75%

Next $250 million	0.74%

Next $500 million	0.73%

Next $1.5 billion	0.72%

Next $2.5 billion	0.71%

Next $2.5 billion	0.70%

Next $2.5 billion	0.69%

Over $10 billion	0.68%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisors”) the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).
  Effective July 1, 2009, the Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Investor Class shares to 2.00%, 2.75%, 2.75%, 1.75% and 2.00% of average daily net assets, respectively, through at least February 28, 2011. In determining the Advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. (“Invesco”) described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Advisor has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended October 31, 2009, the Advisor waived advisory fees of $50,129.
  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $2,815.
  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the

16        AIM Global Health Care Fund

course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2009, the expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2009, IADI advised the Fund that IADI retained $30,577 in front-end sales commissions from the sale of Class A shares and $0, $53,979 and $3,854 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels as of October 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Biotechnology	$195,916,563	$12,006,554	$—	$207,923,117

Drug Retail	48,929,837	—	—	48,929,837

Health Care Distributors	15,343,271	—	—	15,343,271

Health Care Equipment	156,702,849	—	1,602,683	158,305,532

Health Care Facilities	4,080,597	20,779,603	—	24,860,200

Health Care Services	76,346,270	—	—	76,346,270

Health Care Supplies	39,903,864	—	—	39,903,864

Health Care Technology	7,895,101	—	—	7,895,101

Life and Health Insurance	7,850,897	—	—	7,850,897

Life Sciences Tools and Services	83,207,902	—	—	83,207,902

Managed Health Care	60,942,292	—	3,625,866	64,568,158

Money Market Funds	31,197,383	—	—	31,197,383

Pharmaceuticals	133,194,277	69,816,004	235,241	203,245,522

	861,511,103	102,602,161	5,463,790	969,577,054

Other Investments*	—	(1,224,738)	—	(1,224,738)

Total Investments	$861,511,103	$101,377,423	$5,463,790	$968,352,316

*	Other Investments include foreign currency contracts, which are included at unrealized appreciation (depreciation).

17        AIM Global Health Care Fund

NOTE 4—Derivative Investments

Effective May 1, 2009, the Fund has implemented new required disclosures about derivative instruments and hedging activities in accordance with GAAP. GAAP has intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of October 31, 2009:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Currency risk
Foreign Currency Contracts(a)	$145,754	$(1,370,492)

(a)	Values are disclosed on the Statement of Assets and Liabilities under Foreign currency contracts outstanding.

Effect of Derivative Instruments for the six months ended October 31, 2009

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Foreign Currency
Contracts*

Realized Gain (Loss)
Currency risk	$(3,378,090)

Change in Unrealized Appreciation (Depreciation)
Currency risk	(675,035)

Total	$(4,053,125)

*	The average value of foreign currency contracts outstanding during the period was $41,453,257.

Open Foreign Currency Contracts
						Unrealized
Settlement	Contract to					Appreciation
Date	Deliver		Receive		Value	(Depreciation)

11/10/09	CHF	19,565,000	USD	18,284,363	$19,070,818	$(786,455)

11/10/09	EUR	15,950,000	USD	22,884,163	23,468,200	(584,037)

11/10/09	GBP	4,215,000	USD	7,062,317	6,916,563	145,754

Total open foreign currency contracts						$(1,224,738)

CHF	– Swiss Franc
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

NOTE 5—Investments in Other Affiliates

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the investments in affiliates for the year ended October 31, 2009.

				Change in
				Unrealized
	Value	Purchases	Proceeds	Appreciation	Realized	Value	Dividend
	10/31/08	at Cost	from Sales	(Depreciation)	Gain (Loss)	10/31/09	Income

Evolutionary Genomics/GenoPlex, Inc.(a)	$1	$—	$—	$(1)	$—	$0	$—

Pharmanet Development Group, Inc.(b)	1,858,048	—	(5,358,733)	12,048,148	(8,547,463)	—	—

Total Investments in Other Affiliates	$1,858,049	$—	$(5,358,733)	$12,048,147	$(8,547,463)	$—	$—

(a)	As of November 30, 2009, this security is no longer considered an affiliate of the Fund.
(b)	As of February 4, 2009, this security is no longer considered an affiliate of the Fund.

NOTE 6—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

18        AIM Global Health Care Fund

Pursuant to these procedures, for the year ended October 31, 2009, the Fund engaged in securities purchases of $585,876 and securities sales of $2,256,007, which resulted in net realized gains of $795,990.

NOTE 7—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2009, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $35,193.

NOTE 8—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2009, the Fund paid legal fees of $5,066 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 9—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 10—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2009 and 2008:

	2009	2008

Ordinary income	$—	$33,434,549

Long-term capital gain	27,362,000	101,351,386

Total distributions	$27,362,000	$134,785,935

Tax Components of Net Assets at Period-End:

2009

Net unrealized appreciation — investments	$74,053,971

Net unrealized appreciation — other investments	52,037

Temporary book/tax differences	(211,355)

Capital loss carryover	(77,715,068)

Shares of beneficial interest	964,849,836

Total net assets	$961,029,421

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and straddle loss deferrals.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of October 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2017	$77,715,068

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

19        AIM Global Health Care Fund

NOTE 11—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2009 was $441,839,512 and $552,291,353, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$135,284,662

Aggregate unrealized (depreciation) of investment securities	(61,230,691)

Net unrealized appreciation of investment securities	$74,053,971

Cost of investments for tax purposes is $895,523,083.

NOTE 12—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses on October 31, 2009, undistributed net investment income (loss) was increased by $1,343,824, undistributed net realized gain (loss) was decreased by $576,003 and shares of beneficial interest decreased by $767,821. This reclassification had no effect on the net assets of the Fund.

NOTE 13—Share Information

	Summary of Share Activity

	Year ended October 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Class A	1,295,041	$26,827,925	2,455,793	$67,157,762

Class B	189,446	3,317,000	451,681	10,562,000

Class C	130,035	2,237,881	460,404	10,743,517

Class Y(b)	119,228	2,380,139	28,826	704,292

Investor Class	473,178	9,743,742	740,849	20,102,280

Issued as reinvestment of dividends:
Class A	563,669	10,678,532	1,754,174	50,678,079

Class B	124,335	2,016,704	452,740	11,336,611

Class C	54,133	878,586	151,999	3,809,103

Class Y	762	14,445	—	—

Investor Class	646,391	12,249,103	2,061,557	59,578,984

Automatic conversion of Class B shares to Class A shares:
Class A	616,378	12,925,993	399,819	10,543,557

Class B	(719,156)	(12,925,993)	(462,393)	(10,543,557)

Reacquired:(c)
Class A(b)	(4,020,415)	(82,419,789)	(4,832,598)	(126,880,861)

Class B	(762,296)	(13,361,980)	(1,098,440)	(25,268,432)

Class C	(532,681)	(9,221,411)	(441,843)	(10,114,650)

Class Y	(35,703)	(775,079)	(4)	(74)

Investor Class(b)	(2,618,870)	(53,842,357)	(3,051,610)	(81,872,441)

Net increase (decrease) in share activity	(4,476,525)	$(89,276,559)	(929,046)	$(9,463,830)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 7% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

Class	Fund Shares	Amount

Class Y	28,349	$692,848

Class A	(16,325)	(398,983)

Investor Class	(12,019)	(293,865)

(c)	Net of redemption fees of $24,349 and $36,049 which were allocated among the classes based on relative net assets of each class for the years ended October 31, 2009 and 2008, respectively.

20        AIM Global Health Care Fund

NOTE 14—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
				Net gains						expenses		expenses
				(losses) on						to average		to average net		Ratio of net
	Net asset	Net		securities		Distributions				net assets		assets without		investment
	value,	investment		(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	realized	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	gains	of period(a)	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 10/31/09	$21.41	$(0.02	)(d)	$2.41	$2.39	$(0.60)	$23.20	11.80%	425,719	1.31	%(e)	1.32	%(e)	(0.08	)%(e)	50%
Year ended 10/31/08	31.94	0.01	(d)(f)	(7.66)	(7.65)	(2.88)	21.41	(26.28)	425,928	1.21		1.22		0.03	(f)	61
Year ended 10/31/07	31.28	(0.13	)(d)	3.79	3.66	(3.00)	31.94	12.82	642,561	1.19		1.19		(0.44)		46
Year ended 10/31/06	29.77	(0.15)		2.59	2.44	(0.93)	31.28	8.31	539,666	1.22		1.22		(0.46)		83
Year ended 10/31/05	26.38	(0.18	)(d)	3.57	3.39	—	29.77	12.85	554,679	1.48		1.60		(0.64)		92

Class B
Year ended 10/31/09	18.43	(0.15	)(d)	2.04	1.89	(0.60)	19.72	10.96	48,194	2.06	(e)	2.07	(e)	(0.83	)(e)	50
Year ended 10/31/08	28.09	(0.17	)(d)(f)	(6.61)	(6.78)	(2.88)	18.43	(26.84)	66,561	1.96		1.97		(0.72	)(f)	61
Year ended 10/31/07	28.06	(0.32	)(d)	3.35	3.03	(3.00)	28.09	11.96	119,886	1.94		1.94		(1.19)		46
Year ended 10/31/06	26.99	(0.36)		2.36	2.00	(0.93)	28.06	7.52	138,788	1.97		1.97		(1.21)		83
Year ended 10/31/05	24.08	(0.33	)(d)	3.24	2.91	—	26.99	12.08	153,766	2.14		2.26		(1.30)		92

Class C
Year ended 10/31/09	18.45	(0.15	)(d)	2.04	1.89	(0.60)	19.74	10.95	24,783	2.06	(e)	2.07	(e)	(0.83	)(e)	50
Year ended 10/31/08	28.11	(0.17	)(d)(f)	(6.61)	(6.78)	(2.88)	18.45	(26.82)	29,588	1.96		1.97		(0.72	)(f)	61
Year ended 10/31/07	28.08	(0.32	)(d)	3.35	3.03	(3.00)	28.11	11.96	40,297	1.94		1.94		(1.19)		46
Year ended 10/31/06	27.01	(0.36)		2.36	2.00	(0.93)	28.08	7.51	42,463	1.97		1.97		(1.21)		83
Year ended 10/31/05	24.09	(0.33	)(d)	3.25	2.92	—	27.01	12.12	45,591	2.14		2.26		(1.30)		92

Class Y
Year ended 10/31/09	21.41	0.04	(d)	2.41	2.45	(0.60)	23.26	12.09	2,631	1.06	(e)	1.07	(e)	0.17	(e)	50
Year ended 10/31/08(g)	24.44	0.00	(d)(f)	(3.03)	(3.03)	—	21.41	(12.40)	617	0.96	(h)	0.97	(h)	0.28	(f)(h)	61

Investor Class
Year ended 10/31/09	21.41	(0.02	)(d)	2.41	2.39	(0.60)	23.20	11.80	459,704	1.31	(e)	1.32	(e)	(0.08	)(e)	50
Year ended 10/31/08	31.94	0.01	(d)(f)	(7.66)	(7.65)	(2.88)	21.41	(26.28)	456,309	1.21		1.22		0.03	(f)	61
Year ended 10/31/07	31.29	(0.13	)(d)	3.78	3.65	(3.00)	31.94	12.78	688,705	1.19		1.19		(0.44)		46
Year ended 10/31/06	29.77	(0.15)		2.60	2.45	(0.93)	31.29	8.35	739,183	1.22		1.22		(0.46)		83
Year ended 10/31/05(g)	28.95	(0.04	)(d)	0.86	0.82	—	29.77	2.83	807,560	1.25	(h)	1.25	(h)	(0.41	)(h)	92

(a)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending October 31, 2007, the portfolio turnover calculation excludes the value of securities purchased of $132,508,164 and sold of $38,304,911 in the effort to realign the Fund’s portfolio holdings after the reorganization of AIM Advantage Health Sciences Fund into the Fund.
(d)	Calculated using average shares outstanding.
(e)	Ratios are based on average daily net assets (000’s omitted) of $399,817, $54,897, $25,387, $1,652 and $433,013 for Class A, Class B, Class C, Class Y and Investor Class shares, respectively.
(f)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $5.23 per share owned of Allscripts-Misys Healthcare Solutions, Inc. on October 13, 2008. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.05) and (0.19)%; $(0.23) and (0.94)%; $(0.23) and (0.94)%; $0.00 and 0.06% and $(0.05) and (0.19)% for Class A, Class B, Class C, Class Y and Investor Class shares, respectively.
(g)	Commencement date of October 3, 2008 and July 15, 2005 for Class Y and Institutional Class shares, respectively.
(h)	Annualized.

21        AIM Global Health Care Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds
and Shareholders of AIM Global Health Care Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Global Health Care Fund (one of the funds constituting AIM Investment Funds, hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 15, 2009
Houston, Texas

22        AIM Global Health Care Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
A	$1,000.00	$1,176.50	$6.97	$1,018.80	$6.46	1.27%

B	1,000.00	1,171.70	11.06	1,015.02	10.26	2.02

C	1,000.00	1,171.50	11.06	1,015.02	10.26	2.02

Y	1,000.00	1,177.70	5.60	1,020.06	5.19	1.02

Investor	1,000.00	1,175.90	6.97	1,018.80	6.46	1.27

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23        AIM Global Health Care Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Investment Funds is required under the Investment Company Act of 1940 to approve annually the renewal of the AIM Global Health Care Fund (the Fund) investment advisory agreement with Invesco Aim Advisors, Inc. (Invesco Aim) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 16-17, 2009, the Board as a whole, and the disinterested or “independent” Trustees voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2009. In doing so, the Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Aim and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.
The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the management of a number of the series portfolios of the AIM Funds. This Sub-Committee structure permits the Trustees to focus on the performance of the AIM Funds that have been assigned to them. The Sub-Committees meet throughout the year to review the performance of their assigned funds, and the Sub-Committees review monthly and quarterly comparative performance information and periodic asset flow data for their assigned funds. These materials are prepared under the direction and supervision of the independent Senior Officer, an officer of the AIM Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management and review with these individuals the per-
formance, investment objective(s), policies, strategies and limitations of these funds.
     In addition to their meetings throughout the year, the Sub-Committees meet at designated contract renewal meetings each year to conduct an in-depth review of the performance, fees, expenses and other matters related to their assigned funds. During the contract renewal process, the Trustees receive comparative performance and fee data regarding the AIM Funds prepared by an independent company, Lipper, Inc. (Lipper), under the direction and supervision of the Senior Officer who also prepares a separate analysis of this information for the Trustees. Each Sub-Committee then makes recommendations to the Investments Committee regarding the fees and expenses of their assigned funds. The Investments Committee considers each Sub-Committee’s recommendations and makes its own recommendations regarding the fees and expenses of the AIM Funds to the full Board. The Investments Committee also considers each Sub-Committee’s recommendations in making its annual recommendation to the Board whether to approve the continuance of each AIM Fund’s investment advisory agreement and sub-advisory contracts for another year.
     The independent Trustees met separately during their evaluation of the Fund’s investment advisory agreement and sub-advisory contracts with independent legal counsel. The independent Trustees were also assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer. One responsibility of the Senior Officer is to manage the process by which the AIM Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. Accordingly, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer recommended that an independent written evaluation be provided and, at the direction of the Board, prepared an independent written evaluation.
     During the annual contract renewal process, the Board considered the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts. The Board considered all of the information provided to them, including information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any particular factor that was controlling. Each Trustee may have evaluated the information provided differently from another Trustee and attributed different weight to the various factors. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other AIM Funds are the result of years of review and negotiation between the Trustees and Invesco Aim, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
     The discussion below serves as a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, information set forth below is as of June 17, 2009, and does not reflect any changes that may have occurred since that date, including but not limited to changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
     A. Nature, Extent and Quality of Services Provided by Invesco Aim
The Board reviewed the advisory services provided to the Fund by Invesco Aim under the Fund’s investment advisory agreement, the performance of Invesco Aim in providing these services, and the credentials and experience of the officers and employees of Invesco Aim who provide these services. The Board’s review of the qualifications of Invesco Aim to provide these services included the Board’s consideration of Invesco Aim’s portfolio and product review process, various back office support functions provided by Invesco Aim and its affiliates, and Invesco Aim’s equity and

24                AIM Global Health Care Fund

fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Aim are appropriate and that Invesco Aim currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement.
     In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Aim and the Fund, as well as the Board’s knowledge of Invesco Aim’s operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Aim and its affiliates continue to take to improve the quality and efficiency of the services they provide to the AIM Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that the quality and efficiency of the services Invesco Aim and its affiliates provide to the AIM Funds in each of these areas support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
     B. Nature, Extent and Quality of Services Provided by Affiliated Sub-Advisers
The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are geographically dispersed in financial centers around the world, can provide research and other information and make recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Aim to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Fund.
     C. Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
     The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Aim or an Affiliated Sub-Adviser and against the Lipper Global Health/ Biotechnology Funds Index. The Board noted that the Fund’s performance was in the fourth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was below the performance of the Index for the one, three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance and this review did not change their conclusions. The Board noted that, in response to the Board’s focus on fund performance, Invesco Aim has taken a number of actions intended to improve the investment process for the funds.
     D. Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Aim or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the Fund’s contractual advisory fee rate was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that some comparative data did not reflect the market downturn that occurred in the fourth quarter of 2008.
     The Board also compared the Fund’s effective fee rate (the advisory fee after any advisory fee waivers and before any expense limitations/waivers) to the advisory fee rates of other domestic clients of Invesco Aim and its affiliates with investment strategies comparable to those of the Fund, including one mutual fund advised by Invesco Aim and one mutual fund sub-advised by an Invesco Aim affiliate. The Board noted that the Fund’s rate was: (i) below the effective fee rate for the mutual fund advised by Invesco Aim; and (ii) above the sub-adviser effective fee rate for the domestic mutual fund sub-advised by an Invesco Aim affiliate.
     The Board noted that Invesco Aim has contractually agreed to waive advisory fees of the Fund through December 31, 2009 and proposed to let this fee waiver expire as it had not resulted in waivers in the last fiscal year of the Fund. The Board noted that Invesco Aim has agreed to reduce the per account transfer agent fee for all the retail funds, including the Fund, effective July 1, 2009. The Board also noted that Invesco Aim has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2010 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
     The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services provided by Invesco Aim pursuant to the Fund’s advisory agreement, as well as the allocation of fees between Invesco Aim and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Aim to the Affiliated Sub-Advisers, and that Invesco Aim and the Affiliated Sub-Advisers are affiliates.
     After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the comparative advisory fee information discussed above, the advisory fee waivers and expense limitations and other

25                AIM Global Health Care Fund
continued

relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.
     E. Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes six breakpoints and that the level of the Fund’s advisory fees, as a percentage of the Fund’s net assets, has decreased as net assets increased because of the breakpoints. Based on this information, the Board concluded that the Fund’s advisory fees appropriately reflect economies of scale at current asset levels. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the AIM Funds and affiliates.
     F. Profitability and Financial Resources
The Board reviewed information from Invesco Aim concerning the costs of the advisory and other services that Invesco Aim and its affiliates provide to the Fund and the profitability of Invesco Aim and its affiliates in providing these services. The Board also reviewed information concerning the financial condition of Invesco Aim and its affiliates. The Board reviewed with Invesco Aim the methodology used to prepare the profitability information. The Board considered the overall profitability of Invesco Ltd., the ultimate parent of Invesco Aim and the Affiliated Sub-Advisers, and of Invesco Aim, as well as the profitability of Invesco Aim in connection with managing the Fund. The Board noted that Invesco Aim continues to operate at a net profit, although the reduction of assets under management as a result of market movements and the increase in voluntary fee waivers for affiliated money market funds have reduced the profitability of Invesco Aim and its affiliates. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Aim and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Aim is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Aim has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the sub-advisory contracts, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.
     G. Collateral Benefits to Invesco Aim and its Affiliates
The Board considered various other benefits received by Invesco Aim and its affiliates resulting from Invesco Aim’s relationship with the Fund, including the fees received by Invesco Aim and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Aim and its affiliates in providing these services and the organizational structure employed by Invesco Aim and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Aim and its affiliates are providing these services in a satisfactory manner and in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
     The Board considered the benefits realized by Invesco Aim and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Aim and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Aim’s and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Aim’s and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of Invesco Aim, these arrangements are consistent with regulatory requirements.
     The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Aim pursuant to procedures approved by the Board. The Board noted that Invesco Aim will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Aim has contractually agreed to waive through at least June 30, 2010, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Aim receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

26                AIM Global Health Care Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2009:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$27,362,000

27        AIM Global Health Care Fund

Trustees and Officers
The address of each trustee and officer of AIM Investment Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company) and Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC

		Formerly: President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®

		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Director, Vice President and Secretary, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management Inc.

		Formerly: Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Vice President, Invesco Institutional (N.A.), Inc. (registered investment advisor); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)

		Formerly: President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer and Managing Director, Invesco Aim Capital Management, Inc.; and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco Aim Private Asset Management, Inc. and The AIM Family of Funds®

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company; and Manager of the Fraud Prevention Department, Invesco Aim Investment Services, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, The AIM Family of Funds®, Invesco Global Asset Management (N.A.), Inc. (registered investment advisor), Invesco Institutional (N.A.), Inc., (registered investment advisor), INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment advisor) and Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.

		Formerly: Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company; and Global Head of Product Development, AIG-Global Investment Group, Inc.	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisors.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	Invesco Aim Advisors, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Suite 100	Suite 100	Suite 2900
	Houston, TX 77046-1173	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. Click the Products & Performance tab at the top of the home page; click Mutual Funds; and then click Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338..
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
If used after January 20, 2010, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco AimSM is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.,
Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisers for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund’s prospectus for information on the fund’s subadvisers. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.
     It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

invescoaim.com          GHC-AR-1                    Invesco Aim Distributors, Inc.

Annual Report to Shareholders	October 31, 2009

AIM International Total Return Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
13	Financial Statements
15	Notes to Financial Statements
24	Financial Highlights
25	Auditor’s Report
26	Fund Expenses
27	Approval of Investment Advisory and Sub-Advisory Agreements
30	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
While the year covered by this report was difficult, economic conditions and market trends appeared more favorable at the close of the fiscal year than at its start. The 12 months ended October 31, 2009, included a sharp market sell-off in late 2008 that continued into early 2009 – when an abrupt rebound began.
Increased communication
This volatility prompted a greater-than-usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.
     Your questions, comments and suggestions gave me better insight into what was on your minds.
     As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of “Investment Perspective” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
     To access your Fund’s latest quarterly commentary, click on “Products and Performance” at the top of our website; next, select “Mutual Funds”; and then click on “Quarterly Commentary.”
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a rather robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward — often anticipating economic improvement or deterioration well before it arrives. In his most recent Monetary Report to the Congress, U.S. Federal Reserve Board Chairman Ben Bernanke testified that he anticipates a gradual economic recovery in 2010 with some acceleration in growth in 2011.1 I hope his guarded optimism proves to be accurate.
     Until then, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007, and just 2.7% in 2008.2 That same estimate suggests Americans saved 3.7% and 4.9% of their disposable personal income in the first and second quarters of 2009, respectively.2
     While a sustained reduction in consumer spending could delay or weaken a recovery, many families have decided that spending less and saving more makes sense — and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds can often be followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more, and to do so over a long time horizon — particularly in periods of economic hardship — it really is a reliable way to build an investment portfolio.
     If you’ve made a similar decision, it’s important that you work with an experienced, trusted financial advisor. A financial advisor can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest3 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.
     Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 U.S. Federal Reserve; 2 Bureau of Economic Analysis; 3 Pensions & Investments
2            AIM International Total Return Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the economy and financial markets have shown some signs of hope, investors remain rightfully cautious. Staying with an appropriately diversified investment program focused on your individual long-term goals can be a wise course in such uncertain times. We believe the route to financial success is more like a marathon than a sprint.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance performance in ways that put your interests first.
     We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.’s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market’s decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.
     At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Click the “About Us” tab at the top of the home page; click “Legal Information”; and then click “Investment Advisory Agreement Renewals.”
     The website also contains news and market information, investment education, planning information, current reports and prospectuses for all the AIM Funds. I highly recommend it to you.
     You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.
Sincerely,

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees
3            AIM International Total Return Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2009, Class A shares of AIM International Total Return Fund, at net asset value (NAV), underperformed the Barclays Capital Global Aggregate ex U.S. Index, its broad market and style-specific benchmark. This underperformance was primarily the result of duration and currency positioning during the first and second quarters of 2009.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/08 to 10/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	18.93%

Class B Shares	18.00

Class C Shares	18.10

Class Y Shares	19.22

Barclays Capital Global Aggregate ex U.S. Index▼ (Broad Market/Style-Specific Index)	21.29

Lipper International Income Funds Index▼ (Peer Group Index)	19.27

▼Lipper Inc.

How we invest
AIM International Total Return Fund seeks to provide total return that exceeds the return of the Barclays Capital Global Aggregate ex U.S. Index.
     We invest primarily in a diversified portfolio of foreign government and corporate debt securities, generally represented by the sector categories within the Barclays Capital Global Aggregate ex U.S. Index (unhedged) which includes foreign currency investments. We invest in debt securities that include foreign sovereign, corporate or agency securities, including structured securities, such as asset-backed and mortgage backed securities. The Fund may invest in derivative instruments such as futures contracts and swap agreements, including but not limited to credit default swaps. Foreign currency instruments may include spot contracts, forward currency contracts, currency swaps, currency options, currency futures and options on currency futures.
     Our security selection process is supported by a team of independent specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.
Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and relative value.
Sell decisions are based on:

■	A conscious decision to alter the Fund’s macro risk exposure such as duration, yield curve positioning and sector exposure.

■	The need to limit or reduce exposure to a particular sector or issuer.

■	Degradation of an issuer’s credit quality.

■	Realignment of a valuation target.

■	Presentation of a better relative value opportunity.

Market conditions and your Fund
The international financial system suffered a near collapse in the fourth quarter of 2008. The sharp decline in the U.S. housing sector throughout 2008 exposed an overleveraged global banking system and caused a significant meltdown in confidence in financial markets in September and October of 2008. Major financial institutions, such as Bear Sterns and Lehman Brothers in the U.S., ceased to exist. Most major banks only survived through government support. Normal funding was curtailed. These conditions led to a massive flight to safety, causing government bond markets to rise sharply and equity markets to suffer steep declines. Corporate bonds sold off dramatically as the end of 2008 approached.1
     The crisis in confidence led to major action to support the global financial system. Central banks around the world cut interest rates sharply to inject massive amounts of liquidity into the system. Fiscal stimulus programs were initiated in the U.S., Europe and Asia. In the first quarter of 2009, markets began to stabilize as these actions began to have an effect, and confidence grew that the threat to the financial system was declining. Toward the end of the first

Portfolio Composition

By sector

Sovereign Debt	44.6%

Financials	42.1

Consumer Staples	1.0

Collateralized Mortgage Obligations	0.9

Consumer Discretionary	0.9

Industrials	0.9

Utilities	0.8

Telecommunication Services	0.7

Materials	0.5

Energy	0.3

Information Technology	0.1

Money Market Funds Plus

Other Assets Less Liabilities	7.2

Top 10 Fixed Income Issuers*

1. Dexia Municipal Agency	7.1%

2. Bundesrepublik Deutschland	6.8

3. Asian Development Bank	4.8

4. United Kingdom Treasury	3.9

5. Development Bank of Japan	3.9

6. France Government Bond OAT	3.5

7. Italy Buoni Poliennali Del Tesoro	3.1

8. Canadian Government	3.1

9. Belgium Government	2.8

10. Network Rail Infrastructure Finance PLC	2.7

Total Net Assets	$82.7 million

Total Number of Holdings*	75
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
* Excluding money market fund holdings.

4          AIM International Total Return Fund

quarter, equity markets gained some stability, government bond yields rose from extremely low levels and corporate bond spreads began to compress.1 Bond prices and yields move in opposite directions.
     Early in 2009, currency markets were dominated by an increasing appetite for risk and policy-makers’ stimulus programs. As economic data deteriorated, the U.S. dollar and the Japanese yen outperformed other major currencies. Currencies more dependant on global growth and rising commodity prices declined, with the euro and the Australian, Canadian and New Zealand dollars falling sharply. The resurgence of an appetite for risk toward the end of March caused the U.S. dollar and the Japanese yen to decline and the euro, the Canadian and Australian dollars and key Asian currencies to outperform.2,3
     In the second quarter of 2009, there was an aggressive sell-off in government bonds, as commodities, equities and corporate bonds posted strong gains.1 These gains were driven by a growing preference for riskier investments and a significant improvement in economic indicators worldwide. Nevertheless, all indicators, especially employment statistics, remained at depressed levels consistent with ongoing recessionary conditions.2
     The U.S. dollar weakened against the euro and the yen as concerns grew about the credibility of the greenback.3 The growing fiscal deficit in the U.S. caused China to publicly raise concerns over the sustainability of the U.S. dollar as the premier reserve currency of the global economy.2 With commodity prices rising, the euro was the best-performing currency for the second quarter, appreciating against the dollar and the yen.2
     As the end of the fiscal year approached, corporate and government sectors performed well.1 The prospect of continued relaxed monetary policy in all major regions resulted in a flow of funds out of very low yielding cash instruments into all kinds of higher yielding investments. Government bond yields fell steadily from their 2009 peak in June, and corporate bonds outperformed.1 The U.S. dollar continued to decline against the euro and the yen and such commodity based currencies as the Australian, Canadian and New Zealand dollars.3
     Several factors affected Fund performance over the period. Compared to our benchmark, we were underweight in European government bonds, such as those of Italy and Spain, which detracted from relative returns.1 Our corporate bond holdings were mainly investment-grade issues from developed markets, with only minimal exposure to high yield credits. While this higher quality focus detracted from performance early in the reporting period, the Fund benefited from being overweight in European investment-grade credits, as well as inflation-linked bonds in continental Europe and the U.K., for most of 2009.
     Our long-duration bias in the U.S. and Europe was unfavorable for performance during the first half 2009, but this strategy, especially with regard to Europe, benefited performance during the latter stages of the Fund’s fiscal year. Throughout the period, we used government bond futures to actively manage duration and adjust the Fund’s interest rate exposure. An investment strategy that anticipated flatter U.S. and European yield curves (favoring 30 year maturities versus 10 year maturities) varied over the year, but generally contributed to relative performance.
     Overweight positions in the U.S. dollar and euro versus the yen detracted from overall Fund performance over the period. Other currency positions in Asia (the Korean won, Taiwanese dollar and Malaysian ringit) also hindered performance during the fiscal year. Overweight exposure to peripheral European currencies, such as the Polish zloty and the Hungarian forint, were positive for relative returns in August and September of 2009.2,3 We used currency derivatives to more efficiently manage our exposure to various currencies around the world.
     We thank you for your continued participation in AIM International Total Return Fund.
1 Barclays Capital
2 Bloomberg
3 X-rates.com
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Russel Matthews
Portfolio manager, is lead manager of AIM International Total Return Fund. Mr. Matthews joined Invesco Ltd. in 2000. He earned a B.A. in economics and journalism from Rhodes University, South Africa, and a Post Graduate diploma in management from The University of Cape Town.
Mark Nash
Chartered Financial Analyst, portfolio manager, is manager of AIM International Total Return Fund. He joined Invesco Ltd. in 2001. Mr. Nash earned a B.S. with honors in chemistry and a M.S. in materials engineering from the University of Nottingham.

5           AIM International Total Return Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes with Sales Charges since Inception
Fund and index data from 3/31/06

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our web site — invescoaim.com. More detail is available to you at that site.
6           AIM International Total Return Fund

Average Annual Total Returns
As of 10/31/09, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	5.96%

1 Year	13.24

Class B Shares

Inception (3/31/06)	5.86%

1 Year	13.00

Class C Shares

Inception (3/31/06)	6.60%

1 Year	17.10

Class Y Shares

Inception	7.49%

1 Year	19.22
Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares inception date is March 31, 2006.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.11%, 1.86%, 1.86% and 0.86%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.42%, 2.17%, 2.17% and 1.17%, respectively. The expense ratios presented above may vary from the expense ratios presented in other

Average Annual Total Returns
As of 9/30/09, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	5.95%

1 Year	6.55

Class B Shares

Inception (3/31/06)	5.88%

1 Year	6.01

Class C Shares

Inception (3/31/06)	6.64%

1 Year	10.11

Class Y Shares

Inception	7.52%

1 Year	12.19
sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the advisor not waived fees and/ or reduced expenses, performance would have been lower.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.
1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least February 28, 2011. See current prospectus for more information.

7           AIM International Total Return Fund

AIM International Total Return Fund’s investment objective is to provide total return.
■	Unless otherwise stated, information presented in this report is as of October 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco Aim.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.

■	Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

■	The Fund is subject to currency/ exchange rate risk because it may buy or sell currencies other than the U.S. dollar.

■	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk — the risk that the other party will not complete the transaction with the Fund.

■	Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher, and there may be delays in settlement procedures.

■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

■	Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions, and the secondary markets in which lower rated securities are traded may be less liquid than higher grade securities. The loans in which the Fund may invest are typically noninvestment-grade and involve a greater risk of default on interest and principal payments and of price changes due to the changes in the credit quality of the issuer.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

■	Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.

■	Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

■	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.

■	The prices of securities held by the Fund may decline in response to market risks.

■	The Fund may invest in mortgage- and asset-backed securities. These securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid.

About indexes used in this report
■	The Barclays Capital Global Aggregate ex U.S. Index provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S. market.
■	The Lipper International Income Funds Index is an equally weighted representation of the largest funds in the Lipper International Income Funds category. These funds state in their prospectus that they invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

■	The Chartered Financial Analysts® (CFA®) designation is globally recognized and attests to a charter-holder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	AUBAX
Class B Shares	AUBBX
Class C Shares	AUBCX
Class Y Shares	AUBYX

8           AIM International Total Return Fund

Schedule of Investments(a)

October 31, 2009

	Principal
	Amount		Value

Non U.S. Dollar Denominated Bonds & Notes–91.89%(b)
Australia–1.87%
Australia Government–Series 611, Bonds, 5.75%, 06/15/11	AUD	880,000	$804,842

Westpac Banking Corp., Sr. Unsec. Unsub. Medium-Term Euro Notes, 4.25%, 09/22/16	EUR	500,000	740,988

			1,545,830

Austria–2.74%
Austria Government, Medium-Term Euro Notes, 3.80%, 10/20/13(c)	EUR	460,000	713,422

Pfandbriefstelle der Oesterreichischen Landes-Hypothekenbanken–Series 2, Tranche 2, Sr. Unsec. Unsub. Medium-Term Euro Notes, 1.60%, 02/15/11	JPY	140,000,000	1,550,771

			2,264,193

Belgium–2.80%
Belgium Government–Series 48, Sr. Euro Bonds, 4.00%, 03/28/22	EUR	1,560,000	2,314,127

Bermuda–0.32%
Central European Media Enterprises Ltd.–REGS, Sr. Euro Notes, 11.63%, 09/15/16(c)	EUR	185,000	264,206

Brazil–0.31%
Brazilian Government, Unsec. Unsub. Euro Bonds, 9.50%, 01/24/11	EUR	160,000	256,847

Canada–4.18%
Canadian Government, Bonds, 3.75%, 09/01/11	CAD	2,080,000	2,010,263

4.50%, 06/01/15	CAD	510,000	513,564

Province of Ontario Canada, Bonds, 4.70%, 06/02/37	CAD	1,000,000	930,209

			3,454,036

Denmark–0.73%
Denmark Government, Bonds, 5.00%, 11/15/13	DKK	2,800,000	602,278

Finland–1.86%
Finland Government, Euro Bonds, 5.38%, 07/04/13	EUR	940,000	1,536,703

France–13.09%
BNP Paribas Home Loan S.A., Sr. Sec. Euro Bonds, 2.25%, 10/01/12	EUR	650,000	955,835

Dexia Municipal Agency, Sr. Sec. Medium-Term Euro Notes, 1.80%, 05/09/17	JPY	550,000,000	5,881,650

Electricite de France S.A., Sr. Unsec. Unsub. Medium-Term Euro Notes, 5.00%, 05/30/14	EUR	400,000	631,599

France Government Bond OAT, Euro Bonds, 2.25%, 07/25/20	EUR	920,000	1,588,555

3.00%, 10/25/15	EUR	620,000	922,351

4.00%, 10/25/38	EUR	280,000	400,417

Rhodia S.A.–REGS, Sr. Unsec. Floating Rate Euro Notes, 3.49%, 10/15/13(c)(d)	EUR	150,000	200,846

Tereos Europe–REGS, Sr. Sec. Gtd. Unsub. Euro Bonds, 6.38%, 04/15/14(c)	EUR	170,000	240,132

			10,821,385

Germany–16.01%
Bayerische Landesbank–Series 103, Tranche 1, Sr. Unsec. Unsub. Medium-Term Euro Notes, 1.40%, 04/22/13	JPY	170,000,000	1,902,999

Bundesobligation–Series 155, Euro Bonds, 2.50%, 10/10/14	EUR	1,170,000	1,729,631

Bundesrepublik Deutschland, Series 07, Euro Bonds, 4.25%, 07/04/39	EUR	2,170,000	3,335,459

Series 09, Euro Bonds, 3.50%, 07/04/19	EUR	750,000	1,127,270

3.75%, 01/04/19	EUR	770,000	1,181,992

Commerzbank AG, Sr. Gtd. Euro Bonds, 2.75%, 01/13/12	EUR	800,000	1,200,191

Hella KG Hueck & Co., Sr. Unsec. Unsub. Euro Bonds, 7.25%, 10/20/14	EUR	150,000	215,082

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM International Total Return Fund

	Principal
	Amount		Value

Germany–(continued)

Kreditanstalt fuer Wiederaufbau, Sr. Unsec. Gtd. Unsub. Global Notes, 2.05%, 02/16/26	JPY	4,000,000	$44,253

Unsec. Gtd. Unsub. Global Bonds, 0.75%, 03/22/11	JPY	50,000,000	557,016

Landwirtschaftliche Rentenbank, Unsec. Gtd. Unsub. Medium-Term Euro Notes, 1.38%, 04/25/13	JPY	150,000,000	1,696,512

Unitymedia Hessen GmbH & Co. KG–REGS, Sr. Sec. Gtd. Floating Rate Euro Notes, 3.78%, 04/15/13(c)(d)	EUR	170,000	242,634

			13,233,039

Greece–1.08%
Hellenic Republic Government, Sr. Unsec. Unsub. Euro Bonds, 6.00%, 07/19/19	EUR	550,000	892,097

Ireland–2.02%
Cloverie PLC for Zurich Insurance Co., Sec. Sub. Variable Rate Medium-Term Euro Notes, 7.50%, 07/24/39(d)	EUR	200,000	324,929

GE Capital European Funding, Sr. Unsec. Gtd. Unsub. Medium-Term Euro Notes, 6.00%, 01/15/19	EUR	700,000	1,115,739

TransCapitalInvest Ltd. for OJSC AK Transneft–REGS, Sr. Sec. Loan Participation Euro Notes, 5.38%, 06/27/12 (Acquired 10/23/07; Cost $209,850)(c)	EUR	150,000	228,435

			1,669,103

Italy–4.75%
Assicurazioni Generali S.p.A., Sr. Unsec. Unsub. Medium-Term Euro Notes, 5.13%, 09/16/24	EUR	350,000	521,195

Intesa Sanpaolo S.p.A., Sub. Variable Rate Euro Notes, 8.38%(d)(e)	EUR	150,000	228,711

Unsec. Sub. Medium-Term Euro Notes, 5.00%, 09/23/19	EUR	400,000	595,769

Italy Buoni Poliennali Del Tesoro, Euro Bonds, 5.75%, 02/01/33	EUR	1,560,000	2,584,975

			3,930,650

Japan–6.09%
Development Bank of Japan, Unsec. Gtd. Global Bonds, 1.60%, 06/20/14	JPY	150,000,000	1,731,836

Unsec. Gtd. Global Notes, 1.05%, 06/20/23	JPY	150,000,000	1,492,576

Japan Finance Organization for Municipalities, Unsec. Gtd. Unsub. Global Bonds, 1.55%, 02/21/12	JPY	159,000,000	1,809,476

			5,033,888

Luxembourg–1.26%
Finmeccanica Finance S.A., Sr. Unsec. Gtd. Euro Bonds, 5.25%, 01/21/22	EUR	200,000	299,474

Series 4, Tranche 1, Sr. Unsec. Gtd. Unsub. Medium-Term Euro Notes, 8.00%, 12/16/19	GBP	250,000	483,749

Lighthouse International Co. S.A.–REGS, Sr. Sec. Gtd. Euro Notes, 8.00%, 04/30/14(c)	EUR	100,000	95,641

Wind Acquisition Finance S.A.–REGS, Sr. Euro Notes, 11.75%, 07/15/17(c)	EUR	100,000	164,796

			1,043,660

Mexico–0.32%
Mexican Bonos–Series M, Bonds, 7.50%, 06/21/12	MXN	3,400,000	263,995

Netherlands–4.55%
HeidelbergCement Finance B.V., Unsec. Gtd. Unsub. Medium-Term Euro Notes, 7.63%, 01/25/12	EUR	150,000	225,676

ING Bank N.V., Sec. Mortgage-Backed Medium-Term Euro Notes, 3.00%, 09/30/14	EUR	550,000	804,980

Netherlands Government, Euro Bonds, 4.00%, 01/15/37	EUR	1,120,000	1,617,313

Rabobank Nederland N.V.–Series 1691A, Tranche 1, Sr. Unsec. Unsub. Medium-Term Euro Notes, 1.05%, 01/22/10	JPY	100,000,000	1,112,153

			3,760,122

Norway–1.74%
Eksportfinans A.S.A., Medium-Term Global Notes, 1.60%, 03/20/14	JPY	130,000,000	1,437,878

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM International Total Return Fund

	Principal
	Amount		Value

South Korea–2.23%
Korea Treasury–Series 0400-1206, Bonds, 4.00%, 06/10/12	KRW	2,200,000,000	$1,842,964

Spain–2.93%
Caixa d’Estalvis de Catalunya, Sec. Mortgage-Backed Euro Notes, 3.50%, 03/07/16	EUR	1,000,000	1,396,381

Campofrio Food S.A.–REGS, Sr. Euro Notes, 8.25%, 10/31/16(c)	EUR	150,000	221,703

Spain Government, Euro Bonds, 4.20%, 07/30/13	EUR	510,000	801,030

			2,419,114

Supranational–5.99%
Asian Development Bank–Series 339-00-1, Sr. Unsec. Medium-Term Global Notes, 2.35%, 06/21/27	JPY	350,000,000	3,999,481

European Investment Bank, Sr. Unsec. Unsub. Global Bonds, 1.40%, 06/20/17	JPY	40,000,000	449,450

Sr. Unsec. Unsub. Medium-Term Euro Notes, 4.38%, 04/15/13	EUR	320,000	506,097

			4,955,028

Sweden–0.76%
Sweden Government–Series 1045, Bonds, 5.25%, 03/15/11	SEK	4,200,000	629,105

Switzerland–0.51%
Credit Suisse, Sr. Unsec. Medium-Term Euro Notes, 4.75%, 08/05/19	EUR	280,000	424,413

United Kingdom–12.17%
Barclays Bank PLC, Sr. Unsec. Unsub. Medium-Term Euro Notes, 5.25%, 05/27/14	EUR	450,000	713,577

BAT International Finance PLC, Sr. Unsec. Gtd. Unsub. Medium-Term Euro Notes, 5.38%, 06/29/17	EUR	400,000	625,405

British Telecommunications PLC–Series 20081, Tranche 1, Sr. Unsec. Unsub. Medium-Term Euro Notes, 6.50%, 07/07/15	EUR	250,000	395,773

HSBC Holdings PLC, Sub. Medium-Term Euro Notes, 6.00%, 06/10/19	EUR	500,000	809,058

Lloyds TSB Bank PLC, Sr. Medium-Term Euro Notes, 6.38%, 06/17/16	EUR	400,000	645,992

Motability Operations Group PLC, Sr. Medium-Term Euro Notes, 6.63%, 12/10/19	GBP	500,000	888,089

Network Rail Infrastructure Finance PLC–Series 41, Tranche 1, Sec. Gtd. Medium-Term Euro Notes, 4.88%, 03/07/12	GBP	1,300,000	2,270,166

Royal Bank of Scotland Group PLC–Series 2958, Tranche 1, Sr. Unsec. Unsub. Medium-Term Euro Notes, 5.25%, 05/15/13	EUR	300,000	462,612

United Kingdom Treasury, Bonds, 2.00%, 01/26/35	GBP	240,000	644,739

2.50%, 07/26/16	GBP	430,000	2,059,587

4.25%, 03/07/11	GBP	320,000	548,908

			10,063,906

United States–1.58%
Bank of America Corp., Sr. Medium-Term Euro Notes, 7.00%, 06/15/16	EUR	200,000	326,799

JPMorgan Chase & Co., Sr. Unsec. Unsub. Medium-Term Euro Notes, 6.13%, 04/01/14	EUR	600,000	981,098

			1,307,897

Total Non U.S. Dollar Denominated Bonds & Notes (Cost $70,123,312)			75,966,464

Asset-Backed Securities–0.91%(b)
United Kingdom–0.91%
Permanent Master Issuer PLC–Series 2009-1, Class A3, Floating Rate Pass Through Ctfs., 2.50%, 07/15/42(d) (Cost $739,913)	EUR	500,000	749,310

	Shares
Money Market Funds–0.62%
Liquid Assets Portfolio–Institutional Class(f)		254,752	254,752

Premier Portfolio–Institutional Class(f)		254,752	254,752

Total Money Market Funds (Cost $509,504)			509,504

TOTAL INVESTMENTS–93.42% (Cost $71,372,729)			77,225,278

OTHER ASSETS LESS LIABILITIES–6.58%			5,440,802

NET ASSETS–100.00%			$82,666,080

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM International Total Return Fund

Investment Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
Ctfs.	– Certificates
DKK	– Danish Krone
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
JPY	– Japanese Yen
KRW	– South Korean Won
MXN	– Mexican Peso
REGS	– Regulation S
Sec.	– Secured
SEK	– Swedish Krona
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Foreign denominated security. Principal amount is denominated in currency indicated.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2009 was $2,371,815, which represented 2.87% of the Fund’s Net Assets.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2009.
(e)	Perpetual bond with no specified maturity date.
(f)	The money market fund and the Fund are affiliated by having the same investment advisor.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM International Total Return Fund

Statement of Assets and Liabilities

October 31, 2009

Assets:
Investments, at value (Cost $70,863,225)	$76,715,774

Investments in affiliated money market funds, at value and cost	509,504

Total investments, at value (Cost $71,372,729)	77,225,278

Cash	118,502

Foreign currencies, at value (Cost $4,495,372)	4,491,154

Receivables for:
Deposits with brokers for securities futures contracts	196,965

Investments sold	1,432,450

Fund shares sold	325,957

Dividends and interest	1,099,315

Foreign currency contracts outstanding	265

Investment for trustee deferred compensation and retirement plans	5,402

Other assets	13,256

Total assets	84,908,544

Liabilities:
Payables for:
Investments purchased	2,008,834

Fund shares reacquired	100,212

Variation margin	6,698

Accrued fees to affiliates	47,980

Accrued other operating expenses	70,406

Trustee deferred compensation and retirement plans	8,334

Total liabilities	2,242,464

Net assets applicable to shares outstanding	$82,666,080

Net assets consist of:
Shares of beneficial interest	$76,882,726

Undistributed net investment income	(9,979)

Undistributed net realized gain (loss)	(140,599)

Unrealized appreciation	5,933,932

$82,666,080

Net Assets:
Class A	$32,460,206

Class B	$9,026,167

Class C	$13,887,490

Class Y	$283,950

Institutional Class	$27,008,267

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	2,778,986

Class B	774,510

Class C	1,191,336

Class Y	24,318

Institutional Class	2,311,772

Class A:
Net asset value per share	$11.68

Maximum offering price per share (Net asset value of $11.68 divided by 95.25%)	$12.26

Class B:
Net asset value and offering price per share	$11.65

Class C:
Net asset value and offering price per share	$11.66

Class Y:
Net asset value and offering price per share	$11.68

Institutional Class:
Net asset value and offering price per share	$11.68

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM International Total Return Fund

Statement of Operations

For the year ended October 31, 2009

Investment income:
Interest (net of foreign withholding taxes of $2,665)	$2,725,966

Dividends from affiliated money market funds	930

Total investment income	2,726,896

Expenses:
Advisory fees	554,119

Administrative services fees	50,000

Custodian fees	38,019

Distribution fees:
Class A	83,467

Class B	97,365

Class C	145,576

Transfer agent fees — A, B, C and Y	155,565

Transfer agent fees — Institutional	4,115

Trustees’ and officers’ fees and benefits	20,474

Registration and filing fees	72,238

Other	109,894

Total expenses	1,330,832

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(280,695)

Net expenses	1,050,137

Net investment income	1,676,759

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	924,619

Foreign currencies	372,427

Foreign currency contracts	(1,139,077)

Futures contracts	(425,766)

(267,797)

Change in net unrealized appreciation of:
Investment securities	12,522,618

Foreign currencies	141,591

Foreign currency contracts	56,011

Futures contracts	2,071

12,722,291

Net realized and unrealized gain	12,454,494

Net increase in net assets resulting from operations	$14,131,253

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM International Total Return Fund

Statement of Changes in Net Assets

For the years ended October 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$1,676,759	$2,017,791

Net realized gain (loss)	(267,797)	(4,513,386)

Change in net unrealized appreciation (depreciation)	12,722,291	(8,475,143)

Net increase (decrease) in net assets resulting from operations	14,131,253	(10,970,738)

Distributions to shareholders from net investment income:
Class A	(420,080)	(349,769)

Class B	(59,515)	(101,092)

Class C	(87,737)	(114,872)

Class Y	(4,331)	—

Institutional Class	(400,568)	(1,186,641)

Total distributions from net investment income	(972,231)	(1,752,374)

Return of capital:
Class A	(47,110)	(631,371)

Class B	(6,678)	(107,655)

Class C	(9,981)	(197,492)

Class Y	(690)	—

Institutional Class	(46,332)	(712,570)

Total return of capital:	(110,791)	(1,649,088)

Share transactions–net:
Class A	(11,967,983)	39,317,503

Class B	(3,900,392)	10,746,056

Class C	(4,565,355)	17,196,426

Class Y	183,272	25,438

Institutional Class	(5,384,408)	(4,253,902)

Net increase (decrease) in net assets resulting from share transactions	(25,634,866)	63,031,521

Net increase (decrease) in net assets	(12,586,635)	48,659,321

Net assets:
Beginning of year	95,252,715	46,593,394

End of year (includes undistributed net investment income of $(9,979) and $(487,087), respectively)	$82,666,080	$95,252,715

Notes to Financial Statements

October 31, 2009

NOTE 1—Significant Accounting Policies

AIM International Total Return Fund (the “Fund”) is a series portfolio of AIM Investment Funds (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to provide total return.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges

15        AIM International Total Return Fund

(“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the

16        AIM International Total Return Fund

laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures

17        AIM International Total Return Fund

contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the “Advisor” or “Invesco Aim”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.65%

Next $250 million	0.59%

Next $500 million	0.565%

Next $1.5 billion	0.54%

Next $2.5 billion	0.515%

Next $5 billion	0.49%

Over $10 billion	0.465%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisors”) the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).
  Effective July 1, 2009 the Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 1.10%, 1.85%, 1.85%, 0.85% and 0.85% of average daily net assets, respectively, through at least February 28, 2011. In determining the Advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. (“Invesco”) described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.
  Further, the Advisor has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended October 31, 2009, the Advisor waived advisory fees of $120,855 and reimbursed class level expenses of $88,588, $25,835, $38,627, $755 and $4,115 of Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $160.
  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

18        AIM International Total Return Fund

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2009, IADI advised the Fund that IADI retained $9,735 in front-end sales commissions from the sale of Class A shares and $225, $19,272 and $3,245 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Money Market Funds	$509,504	$—	$—	$509,504

Corporate Debt Securities	—	39,079,934	—	39,079,934

Asset-Backed Securities	—	749,310	—	749,310

Foreign Government Debt Securities	—	36,886,530	—	36,886,530

	509,504	76,715,774	—	77,225,278

Other Investments*	43,022	265	—	43,287

Total Investments	$552,526	$76,716,039	$—	$77,268,565

*	Other Investments include futures and foreign currency contracts, which are included at unrealized appreciation.

NOTE 4—Derivative Investments

Effective May 1, 2009, the Fund has implemented new required disclosures about derivative instruments and hedging activities in accordance with GAAP. GAAP has intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

19        AIM International Total Return Fund

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of October 31, 2009:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Currency risk
Foreign Currency Contracts(a)	$267	$(2)

Interest rate risk
Futures contracts(b)	46,499	(3,477)

(a)	Values are disclosed on the Statement of Assets and Liabilities under Foreign currency contracts outstanding.
(b)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the six months ended October 31, 2009

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
		Foreign Currency
	Futures*	Contracts*

Realized Gain (Loss)
Currency risk	$—	$(809,018)

Interest rate risk	(561,249)	—

Change in Unrealized Appreciation
Currency risk	$—	$232,660

Interest rate risk	189,114	—

Total	$(372,135)	$(576,358)

*	The average value outstanding of futures and foreign currency contracts during the period was $25,193,985 and $9,788,595, respectively.

Open Foreign Currency Contracts
Settlement	Contract to					Unrealized
Date	Deliver		Receive		Value	Appreciation

12/18/09	CAD	131	PLN	360	$124	$3

12/18/09	CAD	10,000	USD	9,508	9,244	264

						$267

Settlement	Contract to					Unrealized
Date	Deliver		Receive		Value	(Depreciation)

12/18/09	PLN	360	CAD	132	$122	$(2)

Total open foreign currency contracts						$265

Currency Abbreviations:

CAD	– Canadian Dollar
PLN	– Poland Zloty
USD	– U.S. Dollar

20        AIM International Total Return Fund

Open Futures Contracts
				Unrealized
	Number of	Month/		Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

Euro-Bonds	60	December-2009/Long	10,207,389	9,221

Euro-Schatz	46	December-2009/Long	7,323,447	9,164

Long Gilt	6	December-2009/Long	1,167,180	(3,477)

U.S. Treasury 10 Year Notes	25	December-2009/Long	2,965,234	14,828

Subtotal			$21,663,250	$29,736

Canada 10 Year Bonds	1	December-2009/Short	(111,435)	1,306

Euro-Bonds	38	December-2009/Short	(6,815,814)	3,777

U.S. Treasury 5 Year Notes	15	December-2009/Short	(1,746,797)	8,203

Subtotal			$(8,674,046)	$13,286

Total				$43,022

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,760.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2009, the Fund paid legal fees of $2,988 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2009 and 2008:

	2009	2008

Ordinary income	$972,231	$1,752,374

Return of Capital	110,791	1,649,088

Total distributions	$1,083,022	$3,401,462

21        AIM International Total Return Fund

Tax Components of Net Assets at Period-End:

2009

Net unrealized appreciation — investments	$5,852,549

Net unrealized appreciation — other investments	57,209

Temporary book/tax differences	(8,992)

Capital loss carryforward	(117,412)

Shares of beneficial interest	76,882,726

Total net assets	$82,666,080

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to the realization for tax purposes of unrealized gains on certain foreign currency contracts and futures contracts.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of October 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2015	$83,126

October 31, 2017	34,286

Total capital loss carryforward	$117,412

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2009 was $186,342,273 and $215,201,884, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$6,304,203

Aggregate unrealized (depreciation) of investment securities	(451,654)

Net unrealized appreciation of investment securities	$5,852,549

Cost of investments is the same for tax and financial statement purposes.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses on October 31, 2009, undistributed net investment income (loss) was decreased by $116,629, undistributed net realized gain (loss) was increased by $227,420 and shares of beneficial interest decreased by $110,791. This reclassification had no effect on the net assets of the Fund.

22        AIM International Total Return Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended October 31
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Class A	726,498	$7,929,192	6,412,511	$72,336,768

Class B	230,218	2,480,129	1,630,848	18,302,435

Class C	262,926	2,849,612	3,235,713	36,733,961

Class Y(b)	125,457	1,317,504	2,501	26,337

Institutional Class	214,070	2,293,151	409,934	4,556,953

Issued as reinvestment of dividends:
Class A	39,727	426,566	79,107	862,060

Class B	5,451	58,339	16,797	181,836

Class C	8,549	91,647	23,652	256,244

Class Y	203	2,296	—	—

Institutional Class	41,561	446,695	175,775	1,899,210

Automatic conversion of Class B shares to Class A shares:
Class A	156,086	1,667,259	149,759	1,649,879

Class B	(156,385)	(1,667,259)	(150,105)	(1,649,879)

Reacquired:(c)
Class A(b)	(2,099,972)	(21,991,000)	(3,243,428)	(35,531,204)

Class B	(454,584)	(4,771,601)	(562,336)	(6,088,336)

Class C	(715,392)	(7,506,614)	(1,803,320)	(19,793,779)

Class Y	(103,757)	(1,136,528)	(86)	(899)

Institutional Class	(765,895)	(8,124,254)	(979,286)	(10,710,065)

Net increase (decrease) in share activity	(2,485,239)	$(25,634,866)	5,398,036	$63,031,521

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 5% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially. In addition, 32% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by Invesco Aim.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	1,503	$15,837

Class A	(1,503)	(15,837)

(c)	Net of redemption fees of $1,177 and $49,434 which were allocated among the classes based on relative net assets of each class for the years ended October 31, 2009 and 2008, respectively.

23        AIM International Total Return Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset		on securities		Dividends						net assets		assets without		investment
	value,	Net	(both	Total from	from net			Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	Return	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of Capital	Distributions	of period(b)	Return(c)	(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 10/31/09	$9.96	$0.22	$1.65	$1.87	$(0.14)	$(0.01)	$(0.15)	$11.68	18.93%	$32,460	1.10	%(e)	1.51	%(e)	2.10	%(e)	233%
Year ended 10/31/08	11.18	0.24	(0.90)	(0.66)	(0.41)	(0.15)	(0.56)	9.96	(6.22)	39,418	1.11		1.42		2.16		224
Year ended 10/31/07	10.44	0.25	0.69	0.94	(0.20)	—	(0.20)	11.18	9.17	6,247	1.12		2.06		2.39		509
Year ended 10/31/06(f)	10.00	0.13	0.48	0.61	(0.06)	(0.11)	(0.17)	10.44	6.14	3,341	1.14	(g)	3.92	(g)	2.20	(g)	231

Class B
Year ended 10/31/09	9.94	0.14	1.64	1.78	(0.06)	(0.01)	(0.07)	11.65	18.00	9,026	1.85	(e)	2.26	(e)	1.35	(e)	233
Year ended 10/31/08	11.16	0.16	(0.90)	(0.74)	(0.40)	(0.08)	(0.48)	9.94	(6.95)	11,432	1.86		2.17		1.41		224
Year ended 10/31/07	10.42	0.17	0.70	0.87	(0.13)	—	(0.13)	11.16	8.44	2,395	1.87		2.81		1.64		509
Year ended 10/31/06(f)	10.00	0.09	0.46	0.55	(0.05)	(0.08)	(0.13)	10.42	5.55	2,025	1.89	(g)	4.67	(g)	1.45	(g)	231

Class C
Year ended 10/31/09	9.94	0.14	1.65	1.79	(0.06)	(0.01)	(0.07)	11.66	18.10	13,887	1.85	(e)	2.26	(e)	1.35	(e)	233
Year ended 10/31/08	11.16	0.16	(0.90)	(0.74)	(0.40)	(0.08)	(0.48)	9.94	(6.95)	16,262	1.86		2.17		1.41		224
Year ended 10/31/07	10.43	0.17	0.69	0.86	(0.13)	—	(0.13)	11.16	8.34	1,999	1.87		2.81		1.64		509
Year ended 10/31/06(f)	10.00	0.09	0.47	0.56	(0.05)	(0.08)	(0.13)	10.43	5.65	2,383	1.89	(g)	4.67	(g)	1.45	(g)	231

Class Y
Year ended 10/31/09	9.96	0.26	1.64	1.90	(0.17)	(0.01)	(0.18)	11.68	19.22	284	0.85	(e)	1.26	(e)	2.35	(e)	233
Year ended 10/31/08(f)	10.54	0.02	(0.60)	(0.58)	—	—	—	9.96	(5.50)	24	0.86	(g)	1.20	(g)	2.41	(g)	224

Institutional Class
Year ended 10/31/09	9.96	0.25	1.65	1.90	(0.17)	(0.01)	(0.18)	11.68	19.22	27,008	0.85	(e)	1.01	(e)	2.35	(e)	233
Year ended 10/31/08	11.18	0.27	(0.90)	(0.63)	(0.42)	(0.17)	(0.59)	9.96	(5.99)	28,117	0.85		0.94		2.42		224
Year ended 10/31/07	10.44	0.28	0.69	0.97	(0.23)	—	(0.23)	11.18	9.42	35,952	0.86		1.55		2.64		509
Year ended 10/31/06(f)	10.00	0.15	0.48	0.63	(0.07)	(0.12)	(0.19)	10.44	6.27	19,243	0.89	(g)	3.50	(g)	2.45	(g)	231

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $33,387, $9,737, $14,558, $284 and $27,284 for Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of March 31, 2006 for Class A, Class B, Class C and Institutional Class Shares and October 3, 2008 for Class Y Shares.
(g)	Annualized.

24        AIM International Total Return Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds
and Shareholders of AIM International Total Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM International Total Return Fund, (one of the funds constituting AIM Investment Funds, hereafter referred to as the ”Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ”financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 15, 2009
Houston, TX

25        AIM International Total Return Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
A	$1,000.00	$1,149.70	$5.96	$1,019.66	$5.60	1.10%

B	1,000.00	1,144.70	10.00	1,015.88	9.40	1.85

C	1,000.00	1,145.70	10.01	1,015.88	9.40	1.85

Y	1,000.00	1,151.10	4.61	1,020.92	4.33	0.85

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

26        AIM International Total Return Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Investment Funds is required under the Investment Company Act of 1940 to approve annually the renewal of the AIM International Total Return Fund (the Fund) investment advisory agreement with Invesco Aim Advisors, Inc. (Invesco Aim) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 16-17, 2009, the Board as a whole, and the disinterested or “independent” Trustees voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2009. In doing so, the Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Aim and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.
The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the management of a number of the series portfolios of the AIM Funds. This Sub-Committee structure permits the Trustees to focus on the performance of the AIM Funds that have been assigned to them. The Sub-Committees meet throughout the year to review the performance of their assigned funds, and the Sub-Committees review monthly and quarterly comparative performance information and periodic asset flow data for their assigned funds. These materials are prepared under the direction and supervision of the independent Senior Officer, an officer of the AIM Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management and review with these individuals the performance, investment objective(s), policies, strategies and limitations of these funds.
     In addition to their meetings throughout the year, the Sub-Committees meet at designated contract renewal meetings each year to conduct an in-depth review of the performance, fees, expenses, and other matters related to their assigned funds. During the contract renewal process, the Trustees receive comparative performance and fee data regarding the AIM Funds prepared by an independent company, Lipper, Inc. (Lipper), under the direction and supervision of the Senior Officer who also prepares a separate analysis of this information for the Trustees. Each Sub-Committee then makes recommendations to the Investments Committee regarding the fees and expenses of their assigned funds. The Investments Committee considers each Sub-Committee’s recommendations and makes its own recommendations regarding the fees and expenses of the AIM Funds to the full Board. The Investments Committee also considers each Sub-Committee’s recommendations in making its annual recommendation to the Board whether to approve the continuance of each AIM Fund’s investment advisory agreement and sub-advisory contracts for another year.
     The independent Trustees met separately during their evaluation of the Fund’s investment advisory agreement and sub-advisory contracts with independent legal counsel. The independent Trustees were also assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer. One responsibility of the Senior Officer is to manage the process by which the AIM Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. Accordingly, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer recommended that an independent written evaluation be provided and, at the direction of the Board, prepared an independent written evaluation.
     During the annual contract renewal process, the Board considered the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts. The Board considered all of the information provided to them, including information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any particular factor that was controlling. Each Trustee may have evaluated the information provided differently from another Trustee and attributed different weight to the various factors. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other AIM Funds are the result of years of review and negotiation between the Trustees and Invesco Aim, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
     The discussion below serves as a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, information set forth below is as of June 17, 2009, and does not reflect any changes that may have occurred since that date, including but not limited to changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.	Nature, Extent and Quality of Services Provided by Invesco Aim
The Board reviewed the advisory services provided to the Fund by Invesco Aim under the Fund’s investment advisory agreement, the performance of Invesco Aim in providing these services, and the credentials and experience of the officers and employees of Invesco Aim who provide these services. The Board’s review of the qualifications of Invesco Aim to provide these services included the Board’s consideration of Invesco Aim’s portfolio and product review process, various back office support functions provided by Invesco Aim and its affiliates, and Invesco Aim’s equity and

27 AIM International Total Return Fund	continued

fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Aim are appropriate and that Invesco Aim currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement.
     In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Aim and the Fund, as well as the Board’s knowledge of Invesco Aim’s operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Aim and its affiliates continue to take to improve the quality and efficiency of the services they provide to the AIM Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that the quality and efficiency of the services Invesco Aim and its affiliates provide to the AIM Funds in each of these areas support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
B.	Nature, Extent and Quality of Services Provided by Affiliated Sub-Advisers
The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are geographically dispersed in financial centers around the world, can provide research and other information and make recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques. The Board noted that investment decisions for the Fund are made by Invesco Asset Management Limited (Invesco Asset Management). The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Aim to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Fund.
C.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management currently manages assets of the Fund.
     The Board noted that the Fund recently began operations and that only two calendar years of comparative performance data was available. The Board compared the Fund’s performance during the one and two year periods to the performance of all funds in the Lipper performance universe that are not managed by Invesco Aim or an Affiliated Sub-Adviser and against the Lipper International Income Funds Index. The Board noted that the Fund’s performance was in the third quintile of its performance universe for the one and two year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was above the performance of the Index for the one and two year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance and this review did not change their conclusions. The Board noted that, in response to the Board’s focus on fund performance, Invesco Aim has taken a number of actions intended to improve the investment process for the funds.
D.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Aim or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the Fund’s contractual advisory fee rate was at the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that some comparative data did not reflect the market downturn that occurred in the fourth quarter of 2008.
     The Board compared the Fund’s sub-advisory fee rate to the effective fee rate (the advisory fee after any advisory fee waivers and before any expense limitations/waivers) of one separately managed account/wrap account sub-advised by Invesco Asset Management. The Board noted that the Fund’s sub-advisory fee rate was above the rate for the separately managed account/wrap account. The Board considered that management of the separately managed accounts/wrap accounts by Invesco Asset Management involves different levels of services and different operational and regulatory requirements than Invesco Asset Management’s management of the Fund. The Board concluded that these differences are appropriately reflected in the fee structure for the Fund.
     The Board noted that Invesco Aim has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2010 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board also noted that Invesco Aim has agreed to reduce the per account transfer agent fee for all the retail funds, including the Fund, effective July 1, 2009.
     The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services provided by Invesco Aim pursuant to the Fund’s advisory agreement, as well as the allocation of fees between Invesco Aim and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Aim to the Affiliated Sub-Advisers, and that Invesco Aim and the Affiliated Sub-Advisers are affiliates.
     After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the compara-

28 AIM International Total Return Fund	continued

tive advisory fee information discussed above, the expense limitations and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.
E.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes six breakpoints but that, due to the Fund’s asset level at the end of the past calendar year, the Fund has yet to benefit from the breakpoints. Based on this information, the Board concluded that the Fund’s advisory fees would reflect economies of scale at higher asset levels. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the AIM Funds and affiliates.
F.	Profitability and Financial Resources
The Board reviewed information from Invesco Aim concerning the costs of the advisory and other services that Invesco Aim and its affiliates provide to the Fund and the profitability of Invesco Aim and its affiliates in providing these services. The Board also reviewed information concerning the financial condition of Invesco Aim and its affiliates. The Board reviewed with Invesco Aim the methodology used to prepare the profitability information. The Board considered the overall profitability of Invesco Ltd., the ultimate parent of Invesco Aim and the Affiliated Sub-Advisers, and of Invesco Aim, as well as the profitability of Invesco Aim in connection with managing the Fund. The Board noted that Invesco Aim continues to operate at a net profit, although the reduction of assets under management as a result of market movements and the increase in voluntary fee waivers for affiliated money market funds have reduced the profitability of Invesco Aim and its affiliates. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Aim and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided. The Board considered whether
Invesco Aim is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Aim has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the sub-advisory contracts, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.
G.	Collateral Benefits to Invesco Aim and its Affiliates
The Board considered various other benefits received by Invesco Aim and its affiliates resulting from Invesco Aim’s relationship with the Fund, including the fees received by Invesco Aim and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Aim and its affiliates in providing these services and the organizational structure employed by Invesco Aim and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Aim and its affiliates are providing these services in a satisfactory manner and in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
     The Board considered the benefits realized by Invesco Aim and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Aim and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Aim’s and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Aim’s and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of Invesco Aim, these arrangements are consistent with regulatory requirements.
     The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Aim pursuant to procedures approved by the Board. The Board noted that Invesco Aim will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Aim has contractually agreed to waive through at least June 30, 2010, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

29           AIM International Total Return Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2009:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction	0%
U.S. Treasury Obligations*	0.04%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

30        AIM International Total Return Fund

Trustees and Officers
The address of each trustee and officer of AIM Investment Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company) and Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC

		Formerly: President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®

		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Director, Vice President and Secretary, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management Inc.

		Formerly: Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Vice President, Invesco Institutional (N.A.), Inc. (registered investment advisor); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)

		Formerly: President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer and Managing Director, Invesco Aim Capital Management, Inc.; and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco Aim Private Asset Management, Inc. and The AIM Family of Funds®

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company; and Manager of the Fraud Prevention Department, Invesco Aim Investment Services, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, The AIM Family of Funds®, Invesco Global Asset Management (N.A.), Inc. (registered investment advisor), Invesco Institutional (N.A.), Inc., (registered investment advisor), INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment advisor) and Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.

		Formerly: Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company; and Global Head of Product Development, AIG-Global Investment Group, Inc.	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisors.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	Invesco Aim Advisors, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Suite 100	Suite 100	Suite 2900
	Houston, TX 77046-1173	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

Supplement to Annual Report dated 10/31/09
AIM International Total Return Fund

Institutional Class Shares
The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

Average Annual Total Returns
For periods ended 10/31/09

Inception (3/31/06)	7.67%

1 Year	19.22

Average Annual Total Returns
For periods ended 9/30/09, the most recent calendar quarter-end

Inception (3/31/06)	7.70%

1 Year	12.19

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.85%.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.94%. The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.
     Had the advisor not waived fees and/or reimbursed expenses, performance would have been lower.
     Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.
1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least February 28, 2011. See current prospectus for more information.

Nasdaq Symbol	AUBIX

Over for information on your Fund’s expenses.

This supplement must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC
This material is for institutional investor use only and may not be quoted, reproduced, shown to the public or used in written form as sales literature for public use.

invescoaim.com       ITR-INS-1       Invesco Aim Distributors, Inc.

Supplement to Annual Report dated 10/31/09
AIM International Total Return Fund
Results of a $10,000 Investment – Institutional Class Shares

Fund and index data from 3/31/06

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     The performance data shown in the chart above is that of the Fund’s institutional share class. The performance data shown in the chart in the annual report is that of the Fund’s Class A, B and C shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses, and may be greater than or less than the performance of the Fund’s Institutional Class shares shown in the chart above

This supplement must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC
This material is for institutional investor use only and may not be quoted, reproduced, shown to the public or used in written form as sales literature for public use.

invescoaim.com       ITR-INS-1       Invesco Aim Distributors, Inc.

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HYPOTHETICAL
(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
Institutional	$1,000.00	$1,151.10	$4.61	$1,020.92	$4.33	0.85%

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM International Total Return Fund

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. Click the Products & Performance tab at the top of the home page; click Mutual Funds; and then click Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
If used after January 20, 2010, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco AimSM is a service mark of
Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisers for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund’s prospectus for information on the fund’s subadvisers. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.
     It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

invescoaim.com	ITR-AR-1	Invesco Aim Distributors, Inc.

Annual Report to Shareholders	October 31, 2009

AIM Japan Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor's Report
22	Fund Expenses
23	Approval of Investment Advisory and Sub-Advisory Agreements
T-1	Trustees and Officers

Letters to Shareholders

      Philip Taylor
Dear Shareholders:
While the year covered by this report was difficult, economic conditions and market trends appeared more favorable at the close of the fiscal year than at its start. The 12 months ended October 31, 2009, included a sharp market sell-off in late 2008 that continued into early 2009 — when an abrupt rebound began.
Increased communication
This volatility prompted a greater-than-usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.
     Your questions, comments and suggestions gave me better insight into what was on your minds. As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of “Investment Perspective” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
     To access your Fund’s latest quarterly commentary, click on “Products and Performance” at the top of our website; next, select “Mutual Funds”; and then click on “Quarterly Commentary.”
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a rather robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward — often anticipating economic improvement or deterioration well before it arrives. In his most recent Monetary Report to the Congress, U.S. Federal Reserve Board Chairman Ben Bernanke testified that he anticipates a gradual economic recovery in 2010 with some acceleration in growth in 2011.1 I hope his guarded optimism proves to be accurate.
     Until then, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007, and just 2.7% in 2008.2 That same estimate suggests Americans saved 3.7% and 4.9% of their disposable personal income in the first and second quarters of 2009, respectively.2
     While a sustained reduction in consumer spending could delay or weaken a recovery, many families have decided that spending less and saving more makes sense — and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds can often be followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more, and to do so over a long time horizon — particularly in periods of economic hardship — it really is a reliable way to build an investment portfolio.
     If you’ve made a similar decision, it’s important that you work with an experienced, trusted financial advisor. A financial advisor can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest3 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 U.S. Federal Reserve; 2 Bureau of Economic Analysis; 3 Pensions & Investments

2	AIM Japan Fund

  Bruce Crockett
Dear Fellow Shareholders:
Although the economy and financial markets have shown some signs of hope, investors remain rightfully cautious. Staying with an appropriately diversified investment program focused on your individual long-term goals can be a wise course in such uncertain times. We believe the route to financial success is more like a marathon than a sprint.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance performance in ways that put your interests first.
     We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.’s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market’s decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.
     At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Click the “About Us” tab at the top of the home page; click “Legal Information”; and then click “Investment Advisory Agreement Renewals.”
     The website also contains news and market information, investment education, planning information, current reports and prospectuses for all the AIM Funds. I highly recommend it to you.
     You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.
Sincerely,
Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

3	AIM Japan Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2009, Class A shares of AIM Japan Fund, at net asset value (NAV), underperformed the Tokyo Stock Price Index, the MSCI EAFE Index and the Lipper Japan Funds Index. We attribute our relative underperformance to weak stock selection. The Fund’s holdings in the financials sector detracted the most from overall performance while holdings in industrials and consumer discretionary were the largest contributors.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/08 to 10/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.36%

Class B Shares	4.62

Class C Shares	4.41

Class Y Shares	5.56

MSCI EAFE Index▼ (Broad Market Index)	27.71

Tokyo Stock Price Index (price only) ■ (Style-Specific Index)	12.64

Lipper Japan Funds Index▼ (Peer Group Index)	19.61

▼Lipper Inc.; ■Invesco Aim, Bloomberg L.P.

How we invest
We believe markets can often be inefficient — meaning that investors frequently ignore information about companies, particularly if those firms are in industries or sectors that happen to be out of favor. We believe that such information is not always fully discounted even after the market has recognized it. When selecting stocks for the Fund, we focus on companies with positive earnings growth and attractive valuations.
     Our team-managed investment process is driven by bottom-up stock selection. Company research is conducted across sectors with each Fund manager performing many company visits each year. The result of company research is reflected in our proprietary stock valuation system. We score a company relative to five select research factors and compare the company score to its specific sector average. With this unique valuation system, we are able to account for earnings growth and valuation/quality measures.
     We believe disciplined sell decisions are a key determinant of successful investing. We consider selling a security for several reasons, including:
■	A stock reaches its target price.

■	A company’s fundamentals deteriorate.

■	A more attractive opportunity is identified.

Market conditions and your Fund
The fiscal year was truly a tale of two markets. During the first four months of the fiscal year, equity markets, including Japan, experienced steep declines as severe problems in credit markets, rising energy and food prices and a deteriorat-

ing outlook for corporate earnings led to a global recession. However, early in 2009, the global economic contraction began to show signs of mitigating.
     Global equity markets rapidly reversed direction beginning in March 2009 and rallied strongly for most of the remaining months in the fiscal year. Japanese markets underperformed most other countries over this short period, but still posted modest gains. The Japanese equity market was out of favor during much of the fiscal year due mainly to concerns about U.S. dollar weakness, political uncertainty within Japan and a weak outlook for Japanese banks due to the likely possibility of increased regulation.
     During the fiscal year, the Fund underperformed its style-specific benchmark and peers. We attribute our underperformance to weak stock selection in various sectors. In terms of specific stocks, the Fund was hurt by stock selection in the financials sector, including our holdings in Orix, Mitsubishi UFJ Financial and Orient. Our small exposure to utilities also detracted from Fund performance for the period. Within this sector, Tokyo Electric Power was the largest detractor. We sold Orient and Tokyo Electric Power.
     Among the largest contributors to Fund performance were select holdings in the consumer discretionary sector. Suzuki Motor and Honda posted double-digit gains during the fiscal year. Collectively, our holdings in the industrials sector contributed the most to overall returns, with companies like Japan Steel Works and NGK Insulators performing strongly.
     Although the rising yen hurt Japanese stock market performance, the Fund’s exposure to this appreciating currency,

Portfolio Composition
By sector

Information Technology	25.4%

Consumer Discretionary	22.4

Industrials	17.1

Financials	14.6

Materials	8.6

Consumer Staples	8.0

Health Care	3.1

Telecommunication Services	1.8

Money Market Funds Plus
Other Assets Less Liabilities	(1.0)

Top 5 Five Industries*

1.	Semiconductor Equipment	7.5%

2.	Diversified Banks	7.0

3.	Automobile Manufacturers	6.6

4.	Computer Hardware	5.6

5.	Construction, Farm Machinery & Heavy Trucks	5.1

Total Net Assets	$4.4 million

Total Number of Holdings*	66

Top 10 Equity Holdings*

1.	Toshiba Corp.	4.2%

2.	Honda Motor Co., Ltd.	3.5

3.	Unicharm Corp.	3.2

4.	Tokyo Electron Ltd.	3.1

5.	Mitsubishi UFJ Financial Group, Inc.	3.0

6.	Nomura Holdings, Inc.	2.7

7.	Disco Corp.	2.7

8.	Suzuki Motor Corp.	2.6

9.	Sumitomo Realty & Development Co. Ltd.	2.5

10.	Sumitomo Mitsui Financial Group, Inc.	2.5

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
* Excluding money market fund holdings.

4	AIM Japan Fund

compared with the weakening U.S. dollar, contributed to the Fund’s overall return for U.S. investors. As we do not typically hedge currencies — we instead buy stocks in their local currency and then translate that value back into dollars for the Fund — foreign currency appreciation helped the Fund’s relative performance.
     While results were somewhat disappointing for most of the fiscal year, we believed that corporate earnings could improve. That said, company managements, in general, continued to take a cautious stance with regard to their businesses, given the uncertainties of the global economy and the depreciation of the U.S. dollar. We continued to carefully analyze each company’s business condition throughout the reporting period.
     In managing the Fund, we seek to capture short-term earnings momentum at the turnaround point of the business cycle. But at the same time, we believed we had invested in companies that may lead the Japanese economy such as solar cells, light emitting diodes and nuclear power. In addition, we sought to own companies that seek growth through active restructuring of their businesses and/or are engaged in aggressive merger and acquisition strategies. In addition, we increased exposure to consumer related stocks based on government efforts to increase consumption.
     We remain committed to our discipline-driven bottom-up stock selection process, and thank you for your participation in AIM Japan Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Kiyohide Nagata
Chartered Financial Analyst, head of Japan Large Cap Equity with Invesco Asset Management (Japan) Limited, is portfolio manager of AIM Japan Fund. He joined Invesco in 2003. Mr. Nagata is a Chartered Member of the Securities Analysts Association of Japan.
Yasuhiro Shimbayashi
Senior fund manager with Invesco Asset Management (Japan) Limited, is portfolio manager of AIM Japan Fund. Mr. Shimbayashi joined Invesco in 2004. He is a Chartered Member of the Securities Analysts Association of Japan.
Tomoyuki Shioya
Fund manager with Invesco Asset Management (Japan) Limited, is portfolio manager of AIM Japan Fund. He joined Invesco in 2005. Mr. Shioya earned a B.A. in economics from Waseda University. He is a Chartered Member of the Securities Analysts Association of Japan.
Tomomitsu Yanaba
Fund manager with Invesco Asset Management (Japan) Limited, is portfolio manager of AIM Japan Fund. He joined Invesco in 2004. Mr. Yanaba is a Chartered Member of the Securities Analysts Association of Japan.

5	AIM Japan Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes with Sales Charges since Inception
Fund and index data from 3/31/06

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
     Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our web site — invescoaim.com. More detail is available to you at that site.

6	AIM Japan Fund

Average Annual Total Returns
As of 10/31/09, including maximum applicable sales charges

Class A Shares

Inception (3/31/06)	-18.37%

1 Year	-0.39

Class B Shares

Inception (3/31/06)	-18.36%

1 Year	-0.38

Class C Shares

Inception (3/31/06)	-17.71%

1 Year	3.41

Class Y Shares

Inception	-16.98%

1 Year	5.56

Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares inception date is March 31, 2006.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the

Average Annual Total Returns
As of 9/30/09, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (3/31/06)	-17.92%

1 Year	-14.38

Class B Shares

Inception (3/31/06)	-17.94%

1 Year	-14.60

Class C Shares

Inception (3/31/06)	-17.22%

1 Year	-11.00

Class Y Shares

Inception	-16.49%

1 Year	-9.06

effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 2.26%, 3.01%, 3.01% and 2.01%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 4.49%, 5.24%, 5.24% and 4.24%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the advisor not waived fees and/or reimbursed expenses, performance would have been lower.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least February 28, 2011. See current prospectus for more information.

7	AIM Japan Fund

AIM Japan Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco Aim.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.
■	The fund is subject to currency/exchange rate risk because it may buy or sell currencies other than the U.S. dollar.
■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.
■	Investing in a single-country mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other countries.
■	Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.
■	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.
■	The prices of securities held by the Fund may decline in response to market risks.
■	Political and economic conditions and changes in regulatory, tax or economic policy in Japan could significantly affect the market in that country and surrounding or related countries.

About indexes used in this report
■	The Tokyo Stock Price Index (price-only) is a capitalization-weighted index of first section stocks (larger companies) listed on the Tokyo Stock Exchange.
■	The Lipper Japan Funds Index is an equally weighted representation of the largest funds in the Lipper Japan Funds category. These funds concentrate their investments in equity securities of Japanese companies.
■	The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.
■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	AJFAX
Class B Shares	AJFBX
Class C Shares	AJFCX
Class Y Shares	AJFYX

8	AIM Japan Fund

Schedule of Investments(a)

October 31, 2009

	Shares	Value

Foreign (Japan) Stocks–101.04%
Apparel Retail–1.29%
Shimamura Co., Ltd.	600	$57,366

Apparel, Accessories & Luxury Goods–0.71%
Gunze Ltd.	8,000	31,454

Auto Parts & Equipment–4.22%
NHK Spring Co., Ltd.	9,000	70,389

Stanley Electric Co., Ltd.	4,000	77,894

Takata Corp.(b)	2,100	39,024

		187,307

Automobile Manufacturers–6.60%
Honda Motor Co., Ltd.	5,000	154,769

Suzuki Motor Corp.(b)	4,700	114,543

Toyota Motor Corp.	600	23,750

		293,062

Brewers–1.85%
Kirin Holdings Co., Ltd.	5,000	82,056

Building Products–0.75%
Asahi Glass Co., Ltd.	4,000	33,329

Commodity Chemicals–3.07%
Denki Kagaku Kogyo Kabushiki Kaisha	16,000	58,752

Kuraray Co., Ltd.	2,500	25,816

LINTEC Corp.	2,900	51,652

		136,220

Computer & Electronics Retail–1.53%
K’s Holdings Corp.(b)	2,100	67,932

Computer Hardware–5.64%
Fujitsu Ltd.	11,000	63,980

Toshiba Corp.(b)(c)	33,000	186,452

		250,432

Construction, Farm Machinery & Heavy Trucks–5.13%
Komatsu Ltd.	5,300	103,026

Kubota Corp.(b)	12,000	93,124

Nippon Sharyo, Ltd.	5,000	31,313

		227,463

Consumer Electronics–1.37%
Casio Computer Co., Ltd.(b)(c)	1,100	7,996

Sony Corp.	1,800	52,918

		60,914

	Shares
Consumer Finance–2.37%
ORIX Corp.(b)	1,610	104,981

Diversified Banks–7.03%
Mitsubishi UFJ Financial Group, Inc.	24,900	132,965

Mizuho Financial Group, Inc.	34,800	69,205

Sumitomo Mitsui Financial Group, Inc.	3,200	109,953

		312,123

Diversified Metals & Mining–1.76%
Sumitomo Metal Mining Co., Ltd.	5,000	78,258

Diversified Real Estate Activities–2.54%
Sumitomo Realty & Development Co., Ltd.	6,000	112,780

Education Services–2.20%
Benesse Holdings Inc.	2,200	97,601

Electrical Components & Equipment–2.49%
Nippon Signal Co., Ltd. (The)	2,500	22,629

Sumitomo Electric Industries, Ltd.	7,300	87,804

		110,433

Electronic Components–2.88%
Hamamatsu Photonics K.K.	1,200	30,089

IBIDEN Co., Ltd.	1,500	53,333

Murata Manufacturing Co., Ltd.	900	44,372

		127,794

Electronic Equipment & Instruments–4.78%
FUJIFILM Holdings Corp.	1,100	31,622

HORIBA, Ltd.	1,800	43,068

Yamatake Corp.	2,100	44,651

Yokogawa Electric Corp.	11,500	92,703

		212,044

General Merchandise Stores–1.02%
Ryohin Keikaku Co., Ltd.(b)	1,000	45,238

Health Care Equipment–1.32%
Olympus Corp.	200	6,228

Terumo Corp.	1,000	52,274

		58,502

Homebuilding–0.46%
HASEKO Corp.(c)	27,000	20,262

Homefurnishing Retail–2.02%
Nitori Co., Ltd.	1,100	89,725

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Japan Fund

	Shares	Value

Household Appliances–1.00%
Rinnai Corp.	1,000	$44,197

Household Products–3.24%
Unicharm Corp.	1,500	143,757

Industrial Gases–1.26%
Taiyo Nippon Sanso Corp.	5,000	55,925

Industrial Machinery–4.09%
Japan Steel Works, Ltd. (The)(b)	4,000	43,963

Nabtesco Corp.(b)	6,000	69,755

NGK Insulators, Ltd.	2,000	44,985

NSK Ltd.	4,000	22,931

		181,634

Investment Banking & Brokerage–2.71%
Nomura Holdings, Inc.	17,200	120,399

Packaged Foods & Meats–2.87%
Ajinomoto Co., Inc.	10,000	93,701

Yakult Honsha Co., Ltd.	1,300	33,479

		127,180

Pharmaceuticals–1.80%
Shionogi & Co., Ltd.	3,700	79,890

Semiconductor Equipment–7.48%
Disco Corp.	2,200	119,951

Sumco Corp.(b)	2,700	51,373

Tokyo Electron Ltd.	2,500	139,017

Towa Corp.(c)	2,900	21,418

		331,759

Semiconductors–3.93%
Elpida Memory, Inc.(c)	5,400	69,662

Shinko Electric Industries Co., Ltd.	7,200	104,583

		174,245

Specialty Chemicals–1.84%
Kansai Paint Co., Ltd.	6,000	50,435

Tokuyama Corp.	5,000	31,055

		81,490

Steel–0.64%
Hitachi Metals Ltd.(b)	3,000	28,477

Technology Distributors–0.67%
Hitachi High-Technologies Corp.(b)	1,800	29,806

Trading Companies & Distributors–4.68%
Mitsubishi Corp.	5,000	106,849

Mitsui & Co., Ltd.	7,800	100,701

		207,550

Wireless Telecommunication Services–1.80%
SOFTBANK Corp.	3,400	79,833

Total Foreign (Japan) Stocks (Cost $4,277,542)		4,483,418

Money Market Funds–0.59%
Liquid Assets Portfolio–Institutional Class(d)	13,098	13,098

Premier Portfolio–Institutional Class(d)	13,098	13,098

Total Money Market Funds (Cost $26,196)		26,196

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–101.63% (Cost $4,303,738)		4,509,614

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–12.19%
Liquid Assets Portfolio–Institutional Class (Cost $540,870)(d)(e)	540,870	540,870

TOTAL INVESTMENTS–113.82% (Cost $4,844,608)		5,050,484

OTHER ASSETS LESS LIABILITIES–(13.82)%		(613,040)

NET ASSETS–100.00%		$4,437,444

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at October 31, 2009.
(c)	Non-income producing security.
(d)	The money market fund and the Fund are affiliated by having the same investment advisor.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Japan Fund

Statement of Assets and Liabilities

October 31, 2009

Assets:
Investments, at value (Cost $4,277,542)*	$4,483,418

Investments in affiliated money market funds, at value and cost	567,066

Total investments, at value (Cost $4,844,608)	5,050,484

Receivables for:
Fund shares sold	1,172

Dividends	19,462

Investment for trustee deferred compensation and retirement plans	5,149

Other assets	11,738

Total assets	5,088,005

Liabilities:
Payables for:
Fund shares reacquired	31,776

Collateral upon return of securities loaned	540,870

Accrued fees to affiliates	13,235

Accrued other operating expenses	59,531

Trustee deferred compensation and retirement plans	5,149

Total liabilities	650,561

Net assets applicable to shares outstanding	$4,437,444

Net assets consist of:
Shares of beneficial interest	$8,828,378

Undistributed net investment income (loss)	(9,498)

Undistributed net realized gain (loss)	(4,587,590)

Unrealized appreciation	206,154

$4,437,444

Net Assets:
Class A	$2,503,729

Class B	$582,822

Class C	$739,406

Class Y	$224,600

Institutional Class	$386,887

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	489,746

Class B	117,142

Class C	148,657

Class Y	43,790

Institutional Class	75,001

Class A:
Net asset value per share	$5.11

Maximum offering price per share
(Net asset value of $5.11 divided by 94.50%)	$5.41

Class B:
Net asset value and offering price per share	$4.98

Class C:
Net asset value and offering price per share	$4.97

Class Y:
Net asset value and offering price per share	$5.13

Institutional Class:
Net asset value and offering price per share	$5.16

*	At October 31, 2009, securities with an aggregate value of $525,515 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Japan Fund

Statement of Operations

For the year ended October 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $4,347)	$57,861

Dividends from affiliated money market funds (includes securities lending income of $9,129)	10,111

Total investment income	67,972

Expenses:
Advisory fees	41,431

Administrative services fees	50,000

Custodian fees	42,213

Distribution fees:
Class A	6,219

Class B	6,060

Class C	7,558

Transfer agent fees — A, B, C and Y	23,498

Transfer agent fees — Institutional	13

Trustees’ and officers’ fees and benefits	17,854

Registration and filing fees	58,535

Professional services fees	59,244

Other	34,205

Total expenses	346,830

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(254,186)

Net expenses	92,644

Net investment income (loss)	(24,672)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(1,198,074)

Foreign currencies	(2,568)

(1,200,642)

Change in net unrealized appreciation (depreciation) of:
Investment securities	1,416,400

Foreign currencies	(3,183)

1,413,217

Net realized and unrealized gain	212,575

Net increase in net assets resulting from operations	$187,903

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM Japan Fund

Statement of Changes in Net Asset

For the years ended October 31, 2009 and 2008

	2009	2008

Operations:
Net investment income (loss)	$(24,672)	$(12,441)

Net realized gain (loss)	(1,200,642)	(2,119,973)

Change in net unrealized appreciation (depreciation)	1,413,217	(2,266,084)

Net increase (decrease) in net assets resulting from operations	187,903	(4,398,498)

Share transactions–net:
Class A	(136,850)	(474,491)

Class B	(72,037)	(30,510)

Class C	(162,521)	1,384

Class Y	30,045	206,379

Institutional Class	237	387

Net increase (decrease) in net assets resulting from share transactions	(341,126)	(296,851)

Net increase (decrease) in net assets	(153,223)	(4,695,349)

Net assets:
Beginning of year	4,590,667	9,286,016

End of year (includes undistributed net investment income (loss) of $(9,498) and $(7,611), respectively)	$4,437,444	$4,590,667

Notes to Financial Statements

October 31, 2009

NOTE 1—Significant Accounting Policies

AIM Japan Fund (the “Fund”) is a series portfolio of AIM Investment Funds (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity

13        AIM Japan Fund

are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial

14        AIM Japan Fund

statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — Investing in a single-country mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other countries. The political and economic conditions and changes in regulatory, tax or economic policy in a single country could significantly affect the market in that country and in surrounding or related countries.
J.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
K.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
L.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
M.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15        AIM Japan Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the “Advisor” or “Invesco Aim”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.935%

Next $250 million	0.91%

Next $500 million	0.885%

Next $1.5 billion	0.86%

Next $2.5 billion	0.835%

Next $2.5 billion	0.81%

Next $2.5 billion	0.785%

Over $10 billion	0.76%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisors”) the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).
  Effective July 1, 2009, the Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 2.25%, 3.00%, 3.00%, 2.00% and 2.00% of average daily net assets, respectively, through at least February 28, 2011. Prior to July 1, 2009, the Advisor had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 1.70%, 2.45%, 2.45%, 1.45% and 1.45% of average daily net assets, respectively. In determining the Advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. (“Invesco”) described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.
  Further, the Advisor has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended October 31, 2009, the Advisor waived advisory fees and reimbursed Fund expenses of $230,675 and reimbursed class level expenses of $14,224, $3,465, $4,322, $1,200 and $13 of Class A, Class B, Class C, Class Yand Institutional Class shares, respectively.
  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended October 31, 2009, Invesco did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance

16        AIM Japan Fund

to the shareholder. During the year ended October 31, 2009, IADI advised the Fund that IADI retained $1,502 in front-end sales commissions from the sale of Class A shares and $109, $398 and $616 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Consumer Discretionary	$89,725	$905,333	$—	$995,058

Consumer Staples	—	352,993	—	352,993

Financials	—	650,283	—	650,283

Healthcare	—	138,392	—	138,392

Industrials	—	760,409	—	760,409

Information Technology	—	1,126,080	—	1,126,080

Materials	—	380,370	—	380,370

Money Market Funds	567,066	—	—	567,066

Telecommunication Services	—	79,833	—	79,833

Total Investments	$656,791	$4,393,693	$—	$5,050,484

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $287.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2009, the Fund paid legal fees of $2,770 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

17        AIM Japan Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2009 and 2008:

There were no ordinary income or long term capital gain distributions paid during the years ended October 31, 2009 and 2008.

Tax Components of Net Assets at Period-End:

2009

Net unrealized appreciation — investments	$74,079

Net unrealized appreciation — other investments	278

Temporary book/tax differences	(5,777)

Capital loss carryforward	(4,459,514)

Shares of beneficial interest	8,828,378

Total net assets	$4,437,444

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of October 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2014	$516,097

October 31, 2015	653,306

October 31, 2016	2,042,418

October 31, 2017	1,247,693

Total capital loss carryforward	$4,459,514

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2009 was $9,244,604 and $9,393,774, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$451,436

Aggregate unrealized (depreciation) of investment securities	(377,357)

Net unrealized appreciation of investment securities	$74,079

Cost of investments for tax purposes is $4,976,405.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, passive foreign investment companies and foreign currency transactions on October 31, 2009, undistributed net investment income (loss) was increased by $22,785, undistributed net realized gain (loss) was decreased by $717 and shares of beneficial interest decreased by $22,068. This reclassification had no effect on the net assets of the Fund.

18        AIM Japan Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended October 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Class A	311,639	$1,528,580	286,555	$2,126,546

Class B	10,438	49,574	32,194	235,834

Class C	25,417	124,032	76,182	569,415

Class Y(b)	8,938	45,248	37,743	206,371

Institutional Class	—	—	518	4,331

Automatic conversion of Class B shares to Class A shares:
Class A	3,242	15,859	4,766	35,414

Class B	(3,319)	(15,859)	(4,845)	(35,414)

Reacquired:(c)
Class A(b)	(348,927)	(1,681,289)	(365,825)	(2,636,451)

Class B	(21,806)	(105,752)	(33,487)	(230,930)

Class C	(60,015)	(286,553)	(75,420)	(568,031)

Class Y	(2,891)	(15,203)	—	8

Institutional Class	—	237	(518)	(3,944)

Net increase (decrease) in share activity	(77,284)	$(341,126)	(42,137)	$(296,851)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 10% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
In addition, 34% of the outstanding shares of the Fund are owned by Invesco Aim.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	35,799	$195,821

Class A	(35,799)	(195,821)

(c)	Net of redemption fees of $2,846 and $2,627 allocated among the classes based on relative net assets of each class for the years ended October 31, 2009 and 2008, respectively.

19        AIM Japan Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
										expenses		expenses
				Net gains		Redemption				to average		to average net		Ratio of net
	Net asset	Net		on securities		fees added				net assets		assets without		investment
	value,	investment		(both	Total from	to shares of	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	beneficial	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	interest	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 10/31/09	$4.85	$(0.02	)(c)	$0.28	$0.26	$0.00	$5.11	5.36%	$2,504	1.90	%(d)	7.68	%(d)	(0.37	)%(d)	213%
Year ended 10/31/08	9.38	0.00	(c)	(4.53)	(4.53)	0.00	4.85	(48.29)	2,542	1.71		4.49		0.04		154
Year ended 10/31/07	8.83	(0.04)		0.58	0.54	0.01	9.38	6.23	5,611	1.72		4.56		(0.45)		128
Year ended 10/31/06(e)	10.00	(0.04)		(1.14)	(1.18)	0.01	8.83	(11.70)	4,417	1.77	(f)	6.96	(f)	(0.87	)(f)	37

Class B
Year ended 10/31/09	4.76	(0.05	)(c)	0.27	0.22	0.00	4.98	4.62	583	2.65	(d)	8.43	(d)	(1.12	)(d)	213
Year ended 10/31/08	9.26	(0.05	)(c)	(4.45)	(4.50)	0.00	4.76	(48.60)	627	2.46		5.24		(0.71)		154
Year ended 10/31/07	8.79	(0.10)		0.56	0.46	0.01	9.26	5.35	1,278	2.47		5.31		(1.20)		128
Year ended 10/31/06(e)	10.00	(0.08)		(1.14)	(1.22)	0.01	8.79	(12.10)	1,005	2.52	(f)	7.71	(f)	(1.62	)(f)	37

Class C
Year ended 10/31/09	4.76	(0.05	)(c)	0.26	0.21	0.00	4.97	4.41	739	2.65	(d)	8.43	(d)	(1.12	)(d)	213
Year ended 10/31/08	9.27	(0.05	)(c)	(4.46)	(4.51)	0.00	4.76	(48.65)	872	2.46		5.24		(0.71)		154
Year ended 10/31/07	8.79	(0.10)		0.57	0.47	0.01	9.27	5.46	1,691	2.47		5.31		(1.20)		128
Year ended 10/31/06(e)	10.00	(0.08)		(1.14)	(1.22)	0.01	8.79	(12.10)	1,085	2.52	(f)	7.71	(f)	(1.62	)(f)	37

Class Y
Year ended 10/31/09	4.86	(0.00	)(c)	0.27	0.27	0.00	5.13	5.56	225	1.65	(d)	7.43	(d)	(0.12	)(d)	213
Year ended 10/31/08(e)	5.47	0.00	(c)	(0.61)	(0.61)	0.00	4.86	(11.15)	183	1.46	(f)	6.25	(f)	0.29	(f)	154

Institutional Class
Year ended 10/31/09	4.89	(0.00	)(c)	0.27	0.27	0.00	5.16	5.52	387	1.64	(d)	6.85	(d)	(0.11	)(d)	213
Year ended 10/31/08	9.41	0.02	(c)	(4.54)	(4.52)	0.00	4.89	(48.03)	366	1.45		3.79		0.30		154
Year ended 10/31/07	8.85	(0.02)		0.57	0.55	0.01	9.41	6.33	706	1.46		3.97		(0.19)		128
Year ended 10/31/06(e)	10.00	(0.03)		(1.13)	(1.16)	0.01	8.85	(11.50)	664	1.52	(f)	6.41	(f)	(0.62	)(f)	37

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s omitted) of $2,488, $606, $756, $210 and $372 for Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
(e)	Commencement date of March 31, 2006 for Class A, Class B, Class C and Institutional Class shares and October 3, 2008 for Class Y shares.
(f)	Annualized.

20        AIM Japan Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds
and Shareholders of AIM Japan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Japan Fund (one of the funds constituting AIM Investment Funds, hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 15, 2009
Houston, Texas

21        AIM Japan Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
A	$1,000.00	$1,103.70	$11.03	$1,014.72	$10.56	2.08%

B	1,000.00	1,099.30	14.97	1,010.94	14.34	2.83

C	1,000.00	1,099.60	14.98	1,010.94	14.34	2.83

Y	1,000.00	1,105.60	9.71	1,015.98	9.30	1.83

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22        AIM Japan Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Investment Funds is required under the Investment Company Act of 1940 to approve annually the renewal of the AIM Japan Fund (the Fund) investment advisory agreement with Invesco Aim Advisors, Inc. (Invesco Aim) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 16-17, 2009, the Board as a whole, and the disinterested or “independent” Trustees voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2009. In doing so, the Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Aim and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.
The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the management of a number of the series portfolios of the AIM Funds. This Sub-Committee structure permits the Trustees to focus on the performance of the AIM Funds that have been assigned to them. The Sub-Committees meet throughout the year to review the performance of their assigned funds, and the Sub-Committees review monthly and quarterly comparative performance information and periodic asset flow data for their assigned funds. These materials are prepared under the direction and supervision of the independent Senior Officer, an officer of the AIM Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management and review with these individuals the performance, investment objective(s), policies, strategies and limitations of these funds.
     In addition to their meetings throughout the year, the Sub-Committees meet at designated contract renewal meetings each year to conduct an in-depth review of the performance, fees, expenses and other matters related to their assigned funds. During the contract renewal process, the Trustees receive comparative performance and fee data regarding the AIM Funds prepared by an independent company, Lipper, Inc. (Lipper), under the direction and supervision of the Senior Officer who also prepares a separate analysis of this information for the Trustees. Each Sub-Committee then makes recommendations to the Investments Committee regarding the fees and expenses of their assigned funds. The Investments Committee considers each Sub-Committee’s recommendations and makes its own recommendations regarding the fees and expenses of the AIM Funds to the full Board. The Investments Committee also considers each Sub-Committee’s recommendations in making its annual recommendation to the Board whether to approve the continuance of each AIM Fund’s investment advisory agreement and sub-advisory contracts for another year.
     The independent Trustees met separately during their evaluation of the Fund’s investment advisory agreement and sub-advisory contracts with independent legal counsel. The independent Trustees were also assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer. One responsibility of the Senior Officer is to manage the process by which the AIM Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. Accordingly, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer recommended that an independent written evaluation be provided and, at the direction of the Board, prepared an independent written evaluation.
     During the annual contract renewal process, the Board considered the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts. The Board considered all of the information provided to them, including information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any particular factor that was controlling. Each Trustee may have evaluated the information provided differently from another Trustee and attributed different weight to the various factors. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other AIM Funds are the result of years of review and negotiation between the Trustees and Invesco Aim, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
     The discussion below serves as a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, information set forth below is as of June 17, 2009, and does not reflect any changes that may have occurred since that date, including but not limited to changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.	Nature, Extent and Quality of Services Provided by Invesco Aim
The Board reviewed the advisory services provided to the Fund by Invesco Aim under the Fund’s investment advisory agreement, the performance of Invesco Aim in providing these services, and the credentials and experience of the officers and employees of Invesco Aim who provide these services. The Board’s review of the qualifications of Invesco Aim to provide these services included the Board’s consideration of Invesco Aim’s portfolio and product review process, various back office support functions provided by Invesco Aim and its affiliates, and Invesco Aim’s equity and

23	AIM Japan Fund	continued

fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Aim are appropriate and that Invesco Aim currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement.
     In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Aim and the Fund, as well as the Board’s knowledge of Invesco Aim’s operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Aim and its affiliates continue to take to improve the quality and efficiency of the services they provide to the AIM Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that the quality and efficiency of the services Invesco Aim and its affiliates provide to the AIM Funds in each of these areas support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
B.	Nature, Extent and Quality of Services Provided by Affiliated Sub-Advisers
The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are geographically dispersed in financial centers around the world, can provide research and other information and make recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques. The Board noted that investment decisions for the Fund are made by Invesco Asset Management (Japan) Limited (Invesco Japan). The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Aim to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Fund.
C.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Japan currently manages assets of the Fund.
     The Board noted that the Fund recently began operations and that only two calendar years of comparative performance data was available. The Board compared the Fund’s performance during the past one and two calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Aim or an Affiliated Sub-Adviser and against the Lipper Japanese Funds Index. The Board noted that the Fund’s performance was in the fifth quintile of its performance universe for the one year period and in the third quintile for the two year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was below the performance of the Index for the one and two year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance and this review did not change their conclusions. The Board noted that, in response to the Board’s focus on fund performance, Invesco Aim has taken a number of actions intended to improve the investment process for the funds.
D.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Aim or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the Fund’s contractual advisory fee rate was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that some comparative data did not reflect the market downturn that occurred in the fourth quarter of 2008.
     The Board also compared the Fund’s effective fee rate (the advisory fee after any advisory fee waivers and before any expense limitations/waivers) to the advisory fee rates of other clients of Invesco Aim and its affiliates with investment strategies comparable to those of the Fund, including nine offshore funds advised or sub-advised by Invesco Japan. The Board noted that the Fund’s rate was below the rates for four of the offshore funds advised by Invesco Japan and above the rate of one of the offshore funds advised by Invesco Japan. The Board also noted that the sub-advisory fee rate of the Fund was below the sub-advisory fee rates for three of the offshore funds sub-advised by Invesco Japan and above the sub-advisory fee rate for the other offshore fund sub-advised by Invesco Japan.
     Additionally, the Board compared the Fund’s effective fee rate to the effective fee rate paid by numerous separately managed accounts/wrap accounts advised by Invesco Japan. The Board noted that the Fund’s rate was above the rates for all but one of the separately managed accounts/wrap accounts, and also noted that the sub-advisory fee rate of the Fund was below the rates of all but one of the separately managed accounts/ wrap accounts advised by Invesco Japan. The Board considered that management of the separately managed accounts/ wrap accounts involves different levels of services and different operational and regulatory requirements than Invesco Aim’s and Invesco Japan’s management of the Fund. The Board concluded that these differences are appropriately reflected in the fee structure for the Fund.
     The Board noted that Invesco Aim contractually agreed to continue to waive fees and/or limit expenses of the Fund through at least June 30, 2010 in an amount necessary to limit total annual operating expenses to a specified

24	AIM Japan Fund	continued

percentage of average daily net assets for each class of the Fund. The Board noted that the specified percentage before the waiver becomes effective has been increased effective July 1, 2009, and that the waiver will have a smaller impact on expenses during the coming year. The Board also noted that Invesco Aim has agreed to reduce the per account transfer agent fee for all the retail funds, including the Fund, effective July 1, 2009.
     The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services provided by Invesco Aim pursuant to the Fund’s advisory agreement, as well as the allocation of fees between Invesco Aim and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Aim to the Affiliated Sub-Advisers, and that Invesco Aim and the Affiliated Sub-Advisers are affiliates.
     After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the comparative advisory fee information and the expense limitation discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.
E.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes seven breakpoints, but that due to the Fund’s asset level at the end of the past calendar year, the Fund is not currently benefiting from the breakpoints. The Board concluded that the Fund’s advisory fees would reflect economies of scale at higher asset levels. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the AIM Funds and affiliates.
F.	Profitability and Financial Resources
The Board reviewed information from Invesco Aim concerning the costs of the advisory and other services that Invesco Aim and its affiliates provide to the Fund and the profitability of Invesco Aim and its affiliates in providing these services. The Board also reviewed information concerning the financial condition of Invesco Aim and its affiliates. The Board reviewed with Invesco Aim the methodology used to prepare the profitability information. The Board considered the overall profitability of Invesco Ltd., the ultimate parent of Invesco Aim and the Affiliated Sub-Advisers, and of Invesco Aim, as well as the profitability of Invesco Aim in connection with managing the Fund. The Board noted that Invesco Aim continues to operate at a net profit, although the reduction of assets under management as a result of market movements and the increase in voluntary fee waivers for affiliated money market funds have reduced the profitability of Invesco Aim and its affiliates. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Aim and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Aim is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Aim has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the sub-advisory contracts, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.
G.	Collateral Benefits to Invesco Aim and its Affiliates
The Board considered various other benefits received by Invesco Aim and its affiliates resulting from Invesco Aim’s relationship with the Fund, including the fees received by Invesco Aim and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Aim and its affiliates in providing these services and the organizational structure employed by Invesco Aim and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Aim and its affiliates are providing these services in a satisfactory manner and in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
     The Board considered the benefits realized by Invesco Aim and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Aim and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Aim’s and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Aim’s and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of Invesco Aim, these arrangements are consistent with regulatory requirements.
     The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Aim pursuant to procedures approved by the Board. The Board noted that Invesco Aim will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Aim has contractually agreed to waive through at least June 30, 2010, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Aim receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

25	AIM Japan Fund

Trustees and Officers
The address of each trustee and officer of AIM Investment Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company) and Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC

		Formerly: President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®

		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Director, Vice President and Secretary, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management Inc.

		Formerly: Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Vice President, Invesco Institutional (N.A.), Inc. (registered investment advisor); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)

		Formerly: President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer and Managing Director, Invesco Aim Capital Management, Inc.; and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco Aim Private Asset Management, Inc. and The AIM Family of Funds®

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company; and Manager of the Fraud Prevention Department, Invesco Aim Investment Services, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, The AIM Family of Funds®, Invesco Global Asset Management (N.A.), Inc. (registered investment advisor), Invesco Institutional (N.A.), Inc., (registered investment advisor), INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment advisor) and Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.

		Formerly: Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company; and Global Head of Product Development, AIG-Global Investment Group, Inc.	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisors.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	Invesco Aim Advisors, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Suite 100	Suite 100	Suite 2900
	Houston, TX 77046-1173	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

Supplement to Annual Report dated 10/31/09
AIM Japan Fund

Institutional Class Shares
The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

Average Annual Total Returns
For periods ended 10/31/09

Inception (3/31/06)	-16.85%

1 Year	5.52

Average Annual Total Returns
For periods ended 9/30/09, the most recent calendar quarter-end

Inception (3/31/06)	-16.36%

1 Year	-9.17

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 2.00%.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institu- tional Class shares was 3.79%. The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.
     Had the advisor not waived fees and/ or reimbursed expenses, performance would have been lower.
     Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.
1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least February 28, 2011. See current prospectus for more information.

Nasdaq Symbol	AJFIX

Over for information on your Fund’s expenses.

This supplement must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC
This material is for institutional investor use only and may not be quoted, reproduced, shown to the public or used in written form as sales literature for public use.

invescoaim.com       JAP-INS-1       Invesco Aim Distributors, Inc.

Supplement to Annual Report dated 10/31/09
AIM Japan Fund
Results of a $10,000 Investment – Institutional Class Shares

Fund and index data from 3/31/06

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     The performance data shown in the chart above is that of the Fund’s institutional share class. The performance data shown in the chart in the annual report is that of the Fund’s Class A, B and C shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses, and may be greater than or less than the performance of the Fund’s Institutional Class shares shown in the chart above.

This supplement must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC
This material is for institutional investor use only and may not be quoted, reproduced, shown to the public or used in written form as sales literature for public use.

invescoaim.com       JAP-INS-1       Invesco Aim Distributors, Inc.

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HYPOTHETICAL
(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
Institutional	$1,000.00	$1,104.90	$9.71	$1,015.98	$9.30	1.83%

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Japan Fund

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. Click the Products & Performance tab at the top of the home page; click Mutual Funds; and then click Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
If used after January 20, 2010, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco AimSM is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisers for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund’s prospectus for information on the fund’s subadvisers. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.
     It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

invescoaim.com	JAP-AR-1	Invesco Aim Distributors, Inc.

Annual Report to Shareholders	October 31, 2009

AIM LIBOR Alpha Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
14	Financial Statements
16	Notes to Financial Statements
25	Financial Highlights
26	Auditor’s Report
27	Fund Expenses
28	Approval of Investment Advisory and Sub-Advisory Agreements
31	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor	Dear Shareholders:
While the year covered by this report was difficult, economic conditions and market trends appeared more favorable at the close of the fiscal year than at its start. The 12 months ended October 31, 2009, included a sharp market sell-off in late 2008 that continued into early 2009 – when an abrupt rebound began.

Increased communication
This volatility prompted a greater-than-usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.
     Your questions, comments and suggestions gave me better insight into what was on your minds.
As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of “Investment Perspective” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
     To access your Fund’s latest quarterly commentary, click on “Products and Performance” at the top of our website; next, select “Mutual Funds”; and then click on “Quarterly Commentary.”
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a rather robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward – often anticipating economic improvement or deterioration well before it arrives. In his most recent Monetary Report to the Congress, U.S. Federal Reserve Board Chairman Ben Bernanke testified that he anticipates a gradual economic recovery in 2010 with some acceleration in growth in 2011.1 I hope his guarded optimism proves to be accurate.
     Until then, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007, and just 2.7% in 2008.2 That same estimate suggests Americans saved 3.7% and 4.9% of their disposable personal income in the first and second quarters of 2009, respectively.2
     While a sustained reduction in consumer spending could delay or weaken a recovery, many families have decided that spending less and saving more makes sense – and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds can often be followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more, and to do so over a long time horizon – particularly in periods of economic hardship – it really is a reliable way to build an investment portfolio.
     If you’ve made a similar decision, it’s important that you work with an experienced, trusted financial advisor. A financial advisor can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest3 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 U.S. Federal Reserve; 2 Bureau of Economic Analysis; 3 Pensions & Investments
2               AIM LIBOR Alpha Fund

Bruce Crockett	Dear Fellow Shareholders:
Although the economy and financial markets have shown some signs of hope, investors remain rightfully cautious. Staying with an appropriately diversified investment program focused on your individual long-term goals can be a wise course in such uncertain times. We believe the route to financial success is more like a marathon than a sprint.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance performance in ways that put your interests first.
We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.’s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market’s decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.
     At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Click the “About Us” tab at the top of the home page; click “Legal Information”; and then click “Investment Advisory Agreement Renewals.”
     The website also contains news and market information, investment education, planning information, current reports and prospectuses for all the AIM Funds. I highly recommend it to you.
     You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.
Sincerely,
Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees
3                AIM LIBOR Alpha Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2009, Class A Shares of AIM LIBOR Alpha Fund, at net asset value (NAV), underperformed the Fund’s broad market benchmark, but outperformed its style-specific index. The majority of the outperformance versus the U.S. Three-Month LIBOR Index came from the Fund’s exposure to corporate bonds and structured securities as the credit markets rallied during 2009.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/08 to 10/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.32%

Class C Shares	10.17

Class R Shares	10.05

Class Y Shares	10.85

Barclays Capital U.S. Aggregate Index▼ (Broad Market Index)	13.79

U.S. Three-Month LIBOR▼ (Style-Specific Index)	1.14

Lipper Short Investment Grade Debt Funds Index▼ (Peer Group Index)	9.67

▼Lipper Inc.

How we invest
AIM LIBOR Alpha Fund’s objective is to provide total return. The Fund seeks to meet this objective by attempting to exceed the return of the U.S. Three-Month LIBOR.
     We invest in a diversified portfolio of foreign and domestic government and corporate debt securities, including high yield and emerging market securities. We may invest in structured securities, such as asset-backed securities (ABS) and both residential and commercial-mortgage-backed securities (MBS/CMBS) and collateralized mortgage obligations (CMOs). The Fund may invest in derivative instruments such as futures contracts and swap agreements, including but not limited to credit default swaps, and engage in mortgage dollar roll transactions, a form of repurchase agreement

Portfolio Composition

By industry
Collateralized Mortgage Obligations	33.5%

Integrated Telecommunication Services	3.7

U.S. Treasury Securities	3.5

Other Diversified Financial Services	3.1

Industries Each Less Than 2%
Of Total Net Assets	29.9

Money Market Funds Plus
Other Assets Less Liabilities	26.3

Total Net Assets	$32.2 million

Total Number of Holdings*	114
activity in the to-be-announced (TBA) market for agency MBS. Foreign currency instruments may include spot contracts, forward currency contracts, currency swaps, currency options, currency futures and options on currency futures.
     Our security selection process is supported by a team of independent specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.
     Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra

Top 10 Fixed Income Issuers*

1. Fannie Mae REMICS	6.2%

2. U.S. Treasury Notes	3.5

3. Bear Stearns Commercial Securities	3.3

4. Wells Fargo Mortgage Backed Securities Trust	3.1

5. Freddie Mac REMICS	3.0

6. LB-UBS Commercial Mortgage Trust	2.6

7. Federal Home Loan Mortgage Corp. (FHLMC)	1.9

8. ING SEC Life Inst. Fund	1.7

9. Bank of America Mortgage Securities	1.7

10. National Rural Utilities Cooperative Finance Corp.	1.6

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
* Excluding money market fund holdings.
return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and relative value.
     Sell decisions are based on:
■	A conscious decision to alter the Fund’s macro risk exposure such as duration, yield curve positioning and sector exposure.
■	The need to limit or reduce exposure to a particular sector or issuer.
■	Degradation of an issuer’s credit quality.
■	Realignment of a valuation target.
■	Presentation of a better relative value opportunity.

Market conditions and your Fund
Weakness in the U.S. housing, manufacturing, retail and financial sectors, as well as the absence of properly functioning credit markets, all contributed to general economic weakness at the beginning of the reporting period. Gross domestic product (GDP), the broadest measure of overall U.S. economic activity, reflected a shrinking economy until it dramatically improved in the third quarter of 2009 when an annualized GDP estimate of 2.8% put an end to the contraction.1 While economic uncertainty and a rising unemployment rate persisted, by late 2009 the economic tailspin in the U.S. seemed to be tapering off.
     The U.S. Federal Reserve Board (the Fed) moved aggressively throughout the Fund’s fiscal year to attempt to stimulate economic growth and enhance market liquidity. Between October and December 2008, the federal funds target rate was lowered from 2.00% to a range of zero to 0.25%.2 The Fed also began its program of quantitative easing by beginning to buy up to $300 billion in U.S. Treasuries, $1.25 trillion in agency MBS and $200 billion in agency debentures.2 In doing so, the Fed hoped to stimulate an economic recovery by keeping long-term interest rates low and making more money available to consumers and businesses.
     Following the continued deterioration of the credit markets in late 2008, the U.S. bond market experienced a significant rebound from the lows at the beginning of the Fund’s fiscal year. Investors cautiously embraced government intervention into market activity, which drove up valuations across fixed-income sectors. The Term Asset-Backed Securities Loan Facility (TALF), the Public-Private Investment Program

4               AIM LIBOR Alpha Fund

(PPIP) and several government-sponsored support mechanisms stimulated demand for riskier assets.
     Given this economic and market backdrop for the period, sector allocation and security selection were dominant factors affecting Fund performance relative to both the style-specific and broad market indexes. During the last two months of 2008, investment-grade credit, ABS, CMBS, non-agency MBS and high yield debt were some of the worst-performing sectors of the bond market.3 Our positions in these sectors were largely responsible for the magnitude of our underperformance versus our style-specific benchmark, Three-Month LIBOR, which is indicative of the rate bankers would pay for a three-month deposit in U.S. dollars. Our minimal exposure to government securities during this period was also a detractor from returns, as investors sought safety in U.S. government bonds. Moreover, significant cash inflows into the Fund during 2009 produced temporarily high cash positions and detracted from performance while we worked to deploy the cash into securities offering attractive risk-return profiles in a rallying credit market.
     The same credit sectors that were so detrimental to the Fund near the beginning of the period were among the best-performing areas of the bond market throughout 2009.3 Our continued exposure to these sectors contributed to returns that handily outperformed those of the U.S. Three-Month LIBOR for the fiscal year and exceeded those of the Barclays Capital U.S. Aggregate Index for the last 10 months of the reporting period.
     Security selection that favored finan-cials sector investment-grade corporate bonds proved beneficial to Fund performance on an absolute basis and relative to the style-specific benchmark. Select non-agency MBS and consumer ABS holdings, which rebounded sharply from the lows near the beginning of the period, also enhanced returns.
     The Fund also benefited from its tactical allocation to lower quality, high yield bonds as this segment of the U.S. bond market generally outperformed the highest quality bonds during the period.
     We manage portfolio duration within a range of plus or minus one year of the style-specific benchmark’s duration, using government bond futures as the preferred instrument instead of cash bonds. Duration measures a portfolio’s price sensitivity to interest rate changes, and a shorter duration portfolio tends to be less sensitive to these changes. During the first part of the reporting period, our short duration positioning relative to our style-specific benchmark in the U.S. detracted from performance, as U.S. Treasury yields declined in response to the Fed’s rate cuts.4 Moving to a long U.S. duration position relative to the Three-Month LIBOR through mid-2009 was a mild detractor from performance as rates trended upward over the period. In Europe, we maintained a similar overweight duration stance, expecting bond yields to decline on deteriorating economic fundamentals. As European Union government bond yields fell during the period, our duration exposure to Europe benefited performance.5
     During the period, we managed the Fund to maintain low levels of currency risk given the global economic uncertainty. Tactical long and short positions in the Australian dollar, the euro, the British pound and the Japanese yen were added throughout the fiscal year and were slight contributors to Fund performance for the period as the U.S. dollar depreciated against most major currencies.6 Therefore, we would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial advisor to discuss your individual financial program.
      Thank you for your continued investment in AIM LIBOR Alpha Fund.
1 Bureau of Economic Analysis
2 U.S. Federal Reserve
3 Barclays Capital
4 U.S. Treasury
5 European Central Bank
6 X-rates.com
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Cynthia Brien
Chartered Financial Analyst, portfolio manager, is manager of AIM LIBOR Alpha Fund. She joined Invesco Aim in 1996. Ms. Brien earned a B.B.A. from The University of Texas at Austin.
Charles Burge
Senior portfolio manager, is manager of AIM LIBOR Alpha Fund. He joined Invesco in 2002. Mr. Burge earned a B.S. in economics from Texas A&M University and an M.B.A. in finance and accounting from Rice University.

5                AIM LIBOR Alpha Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes with Sales Charges since Inception
Fund and index data from 3/31/06

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our web site – invescoaim.com. More detail is available to you at that site.
6                AIM LIBOR Alpha Fund

Average Annual Total Returns
As of 10/31/09, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	1.40%

1 Year	7.51

Class C Shares
Inception (3/31/06)	1.91%

1 Year	10.17

Class R Shares
Inception (3/31/06)	1.88%

1 Year	10.05

Class Y Shares
Inception	2.27%

1 Year	10.85

Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is March 31, 2006.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end

Average Annual Total Returns
As of 9/30/09, the most recent calendar quarter-end, including maximum applicable sales charges
Class A Shares
Inception (3/31/06)	1.30%

1 Year	4.18

Class C Shares
Inception (3/31/06)	1.79%

1 Year	6.55

Class R Shares
Inception (3/31/06)	1.79%

1 Year	6.55

Class Y Shares
Inception	2.18%

1 Year	7.33

performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R and Class Y shares was 0.90%, 1.15%, 1.15% and 0.65%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R and Class Y shares was 1.63%, 2.38%, 1.88% and 1.38%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
      Class A share performance reflects the maximum 2.50% sales charge. Class C shares do not have a front-end sales charge or a CDSC; therefore, performance quoted is at net asset value. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the advisor not waived fees and/or reduced expenses, performance would have been lower.
1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least February 28, 2011. See current prospectus for more information.
2	Total annual operating expenses less any contractual fee waivers by the distributor in effect through at least February 28, 2011. See current prospectus for more information.

continued from page 8

values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
■	The Chartered Financial Analysts® (CFA®) designation is globally recognized and attests to a charter-holder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

7                AIM LIBOR Alpha Fund

AIM LIBOR Alpha Fund’s investment objective is to provide total return.
■	Unless otherwise stated, information presented in this report is as of October 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by invesco Aim.

About share classes
■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing
in the Fund
■	Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

■	The Fund is subject to currency/ exchange rate risk because it may buy or sell currencies other than the U.S. dollar.

■	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk – the risk that the other party will not complete the transaction with the Fund.

■	Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher, and there may be delays in settlement procedures.

■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

■	Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions, and the secondary markets in which lower rated securities are traded may be less liquid than higher grade securities. The loans in which the Fund may invest are typically noninvestment-grade and involve a greater risk of default on interest and principal payments and of price changes due to the changes in the credit quality of the issuer.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

■	Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.

■	Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

■	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.

■	The prices of securities held by the Fund may decline in response to market risks.

■	The Fund may invest in mortgage- and asset-backed securities. These securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid.

■	The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.

About indexes used in this report
■	The Barclays Capital U.S. Aggregate Index covers U.S. investment-grade fixed-rate bonds with components for government and corporate securities, mortgage pass-throughs, and asset-backed securities.

■	The U.S. Three-Month LIBOR (Lon-don Interbank Offered Rate) is an index derived from rate quotations provided by the banks determined by the British Bankers’ Association for a 3-month deposit in U.S. Dollars during a given month.

■	The Lipper Short Investment Grade Debt Funds Index is an equally weighted representation of the largest funds in the Lipper Short Investment Grade Debt Funds category. These funds invest primarily in investment grade debt issues with dollar-weighted average maturities of less than three years.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	EASBX
Class C Shares	CESBX
Class R Shares	RESBX
Class Y Shares	LIBYX

8                AIM LIBOR Alpha Fund

Schedule of Investments(a)

October 31, 2009

	Principal
	Amount	Value

Asset-Backed Securities–33.77%
Banc of America Commercial Mortgage Inc.–Series 2003-1, Class A2, Pass Through Ctfs., 4.65%, 09/11/36	$400,000	$402,313

Banc of America Mortgage Securities Inc.–Series 2004-D, Class 2A2, Floating Rate Pass Through Ctfs., 3.87%, 05/25/34(b)	570,665	549,574

Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-6, Class 1A3, Variable Rate Pass Through Ctfs., 4.54%, 08/25/33(b)	95,033	85,778

Bear Stearns Commercial Mortgage Securities, Series 2004-PWR6, Class A4, Pass Through Ctfs., 4.52%, 11/11/41	150,000	146,659

Series 2006-PW11, Class AAB, Variable Rate Pass Through Ctfs., 5.62%, 03/11/39(b)	360,000	377,366

Series 2006-T22, Class A2, Variable Rate Pass Through Ctfs., 5.63%, 04/12/38(b)	30,000	30,488

Series 2006-T24, Class A4, Pass Through Ctfs., 5.54%, 10/12/41	500,000	505,212

Capital One Multi-Asset Execution Trust–Series 2007-A6, Class A6, Floating Rate Pass Through Ctfs., 0.32%, 05/15/13(b)	200,000	199,392

Chase Issuance Trust, Series 2007-A17, Class A, Pass Through Ctfs., 5.12%, 10/15/14	125,000	135,750

Series 2009-A3, Class A3, Pass Through Ctfs., 2.40%, 06/17/13	100,000	101,970

Countrywide Asset-Backed Ctfs., Series 2007-9, Class B, Floating Rate Pass Through Ctfs., 2.74%, 06/25/47(b)(c)	140,000	2,079

Series 2007-BC2, Class 2A1, Floating Rate Pass Through Ctfs., 0.33%, 06/25/37(b)	267,379	246,379

Credit Suisse Mortgage Capital Ctfs.–Series 2009-2R, Class 1A11, Floating Rate Pass Through Ctfs., 3.18%, 09/26/34(b)(c)	185,868	177,828

Fannie Mae REMICS, Series 2003-112, Class FA, Floating Rate Pass Through Ctfs., 0.74%, 01/25/28(b)	546,090	547,763

Series 2005-16, Class LC, 5.50%, 05/25/28	700,000	727,926

Series 2005-16, Class PB, 5.00%, 07/25/27	700,000	727,295

Fannie Mae Whole Loan,–Series 2004-W5, Class F1, Floating Rate Pass Through Ctfs., 0.69%, 02/25/47(b)	314,849	305,947

Freddie Mac REMICS,, Series 2399, Class XF, Floating Rate Pass Through Ctfs., 1.20%, 01/15/32(b)	263,950	265,128

Series 2470, Class JF, Floating Rate Pass Through Ctfs., 1.25%, 12/15/31(b)	434,564	437,290

Series 3339, Class PC, 5.00%, 05/15/32	250,000	262,896

GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, Pass Through Ctfs., 4.75%, 07/10/39	125,000	123,572

GS Mortgage Securities Corp. II, Series 2005-GG4, Class A2, 4.48%, 07/10/39	400,000	400,290

Series 2007-EOP, Class J, Floating Rate Pass Through Ctfs., 1.09%, 03/06/20(b)(c)	225,000	182,314

Honda Auto Receivables Owner Trust, Series 2009-2, Class A3, Pass Through Ctfs., 2.79%, 01/15/13	115,000	117,562

JP Morgan Chase Commercial Mortgage Securities Corp.,–Series 2005-FL1A, Class A1, Floating Rate Pass Through Ctfs., 0.36%, 02/15/19(b)(c)	14,130	14,020

LB-UBS Commercial Mortgage Trust, Series 2001-WM, Class A2, Pass Through Ctfs., 6.53%, 07/14/16(c)	105,000	110,835

Series 2005-C3, Class A3, Pass Through Ctfs., 4.65%, 07/15/30	370,000	374,610

Series 2005-C1, Class A3, Pass Through Ctfs., 4.55%, 02/15/30	200,000	200,508

Series 2005-C3, Class A5, Pass Through Ctfs., 4.74%, 07/15/30	165,000	162,638

Morgan Stanley Capital I, Series 2005-HQ7, Class A4, Variable Rate Pass Through Ctfs., 5.38%, 11/14/42(b)	305,000	308,344

Nissan Auto Lease Trust, Series 2009-B, Class A3, Pass Through Ctfs., 2.07%, 01/15/15	100,000	100,425

Nissan Auto Receivables Owner Trust, Series 2006-B, Class A4, Pass Through Ctfs., 5.22%, 11/15/11	64,801	65,686

Saxon Asset Securities Trust,–Series 2004-2, Class MV3, Floating Rate Pass Through Ctfs., 2.15%, 08/25/35(b)	624,465	320,955

Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 3A1, Variable Rate Pass Through Ctfs., 3.73%, 02/25/34(b)	150,614	131,684

Series 2005-11, Class 1A1, Variable Rate Pass Through Ctfs., 3.65%, 05/25/35(b)	132,933	81,649

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM LIBOR Alpha Fund

	Principal
	Amount	Value

TIAA Seasoned Commercial Mortgage Trust–Series 2007-C4, Class A2, Variable Rate Pass Through Ctfs., 5.79%, 08/15/39(b)	$65,000	$67,621

USAA Auto Owner Trust, Series 2006-2, Class A4, Pass Through Ctfs., 5.37%, 02/15/12	68,304	69,471

Series 2009-1, Class A3, Pass Through Ctfs., 3.02%, 06/17/13	100,000	102,575

Vanderbilt Mortgage Finance, Series 2002-B, Class A4, Pass Through Ctfs., 5.84%, 02/07/26	67,539	67,465

Series 2002-C, Class A4, Pass Through Ctfs., 6.57%, 08/07/24	104,708	106,409

Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4, Variable Rate Pass Through Ctfs., 5.38%, 10/15/44(b)	20,000	20,280

WaMu Mortgage Pass Through Ctfs., Series 2003-AR8, Class A, Floating Rate Pass Through Ctfs., 2.85%, 08/25/33(b)	167,052	157,977

Wells Fargo Home Equity Trust–Series 2007-2, Class A1, Floating Rate Pass Through Ctfs., 0.33%, 04/25/37(b)	356,343	348,059

Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 4.44%, 12/25/34(b)	182,977	175,409

Wells Fargo Mortgage Backed Securities Trust,–Series 2004-S, Class A1, Floating Rate Pass Through Ctfs., 3.18%, 09/25/34(b)	912,228	826,619

Total Asset-Backed Securities (Cost $11,319,031)		10,872,010

Bonds & Notes–32.86%
Aerospace & Defense–0.56%
BAE Systems Holdings Inc., Sr. Unsec. Gtd. Notes, 4.95%, 06/01/14(c)	170,000	178,767

Agricultural Products–0.38%
Bunge Limited Finance Corp., Sr. Unsec. Gtd. Notes, 8.50%, 06/15/19	105,000	122,312

Airlines–0.63%
Continental Airlines Inc.–Series 2001-1, Class B, Sec. Sub. Pass Through Ctfs., 7.37%, 12/15/15	65,787	56,248

Delta Air Lines, Inc., Series 2002-1, Class C, Sec. Pass Through Ctfs., 7.78%, 01/02/12	150,726	146,581

		202,829

Apparel Retail–0.16%
TJX Cos., Inc. (The), Sr. Unsec. Notes, 6.95%, 04/15/19	45,000	52,843

Asset Management & Custody Banks–0.20%
Bank of New York Mellon Corp. (The), Sr. Unsec. Notes, 4.30%, 05/15/14	60,000	63,297

Automobile Manufacturers–0.31%
Hyundai Capital Services Inc. (South Korea), Medium-Term Notes, 6.00%, 05/05/15(c)	100,000	100,953

Broadcasting–0.23%
COX Communications Inc., Sr. Unsec. Bonds, 8.38%, 03/01/39(c)	60,000	72,815

Building Products–0.62%
Building Materials Corp. of America, Sec. Gtd. Second Lien Global Notes, 7.75%, 08/01/14	200,000	199,000

Cable & Satellite–0.24%
Time Warner Cable Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 8.25%, 02/14/14	65,000	76,334

Casinos & Gaming–0.43%
MGM Mirage, Sr. Sec. Notes, 11.13%, 11/15/17(c)	125,000	138,125

Computer Storage & Peripherals–0.30%
Seagate Technology International, Sr. Sec. Gtd. Notes, 10.00%, 05/01/14(c)	85,000	95,200

Diversified Banks–1.41%
Barclays Bank PLC (United Kingdom), Sr. Unsec. Unsub. Global Notes, 6.75%, 05/22/19	140,000	157,881

Royal Bank of Scotland PLC (The) (United Kingdom), Sr. Unsec. Gtd. Unsub. Medium-Term Notes, 4.88%, 08/25/14(c)	100,000	101,757

Wachovia Corp., Sr. Unsec. Notes, 5.35%, 03/15/11	185,000	194,153

		453,791

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM LIBOR Alpha Fund

	Principal
	Amount	Value

Electric Utilities–1.19%
DCP Midstream LLC, Sr. Unsec. Notes, 7.88%, 08/16/10	$240,000	$251,825

Enel Finance International S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 3.88%, 10/07/14(c)	130,000	131,875

		383,700

Health Care Equipment–0.83%
Covidien International Finance S.A. (Luxembourg), Sr. Unsec. Gtd. Unsub. Global Notes, 6.00%, 10/15/17	150,000	165,855

St. Jude Medical Inc., Sr. Unsec. Unsub. Notes, 3.75%, 07/15/14	100,000	102,492

		268,347

Health Care Services–1.10%
Express Scripts Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 06/15/12	300,000	320,112

7.25%, 06/15/19	30,000	35,053

		355,165

Hotels, Resorts & Cruise Lines–0.79%
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec. Unsub. Notes, 7.88%, 10/15/14	245,000	254,151

Independent Power Producers & Energy Traders–0.27%
AES Corp. (The), Sr. Unsec. Notes, 9.75%, 04/15/16(c)	80,000	87,600

Industrial Conglomerates–0.62%
General Electric Capital Corp., Sr. Unsec. Floating Rate Medium-Term Global Notes, 0.35%, 01/20/10(b)	100,000	100,021

Hutchison Whampoa International Ltd. (Cayman Islands), Gtd. Notes, 5.75%, 09/11/19(c)	100,000	100,785

		200,806

Insurance Brokers–0.32%
Marsh & McLennan Cos. Inc., Sr. Unsec. Notes, 5.15%, 09/15/10	100,000	102,911

Integrated Oil & Gas–0.85%
ConocoPhillips, Sr. Unsec. Gtd. Global Notes, 4.75%, 02/01/14	65,000	70,056

Husky Energy Inc. (Canada), Sr. Unsec. Unsub. Global Notes, 5.90%, 06/15/14	80,000	86,817

Petrobras International Finance Co., (Cayman Islands) Sr. Unsec. Unsub. Gtd. Global Notes, 5.75%, 01/20/20	55,000	55,372

6.88%, 01/20/40	60,000	61,172

		273,417

Integrated Telecommunication Services–3.74%
British Telecommunications PLC (United Kingdom), Sr. Unsec. Unsub. Global Notes, 9.13%, 12/15/10	200,000	215,114

Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec. Unsub. Notes, 3.75%, 05/20/11(c)	120,000	123,846

DirecTV Holdings LLC/DirecTV Financing Co. Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 7.63%, 05/15/16	150,000	162,750

Koninklijke KPN N.V. (Netherlands), Sr. Unsec. Unsub. Global Bonds, 8.00%, 10/01/10	400,000	424,141

Telefonica Europe B.V. (Netherlands), Unsec. Gtd. Unsub. Global Notes, 7.75%, 09/15/10	150,000	158,631

Telemar Norte Leste S.A. (Brazil), Sr. Unsec. Notes, 9.50%, 04/23/19(c)	100,000	118,777

		1,203,259

Investment Banking & Brokerage–0.64%
Goldman Sachs Group Inc. (The), Sr. Medium-Term Notes, 6.00%, 05/01/14	35,000	38,541

Morgan Stanley, Sr. Unsec. Medium-Term Global Notes, 6.00%, 05/13/14	155,000	166,963

		205,504

Life & Health Insurance–1.89%
Metropolitan Life Global Funding I, Sr. Unsec. Notes, 2.88%, 09/17/12(c)	400,000	402,762

Prudential Financial Inc., Sr. Unsec. Unsub. Medium-Term Notes, 6.20%, 01/15/15	190,000	203,907

		606,669

Multi-Line Insurance–0.48%
Liberty Mutual Group Inc., Sr. Unsec. Gtd. Notes, 4.88%, 02/01/10(c)	155,000	154,611

Office REIT’s–0.58%
Boston Properties L.P., Sr. Unsec. Unsub. Notes, 5.88%, 10/15/19	185,000	186,803

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM LIBOR Alpha Fund

	Principal
	Amount	Value

Oil & Gas Storage & Transportation–1.41%
Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Gtd. Unsub. Notes, 5.75%, 01/15/20	$135,000	$138,705

Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes, 5.65%, 03/01/20	155,000	159,913

Williams Cos., Inc. (The), Sr. Unsec. Global Notes, 8.75%, 01/15/20	135,000	156,302

		454,920

Other Diversified Financial Services–3.05%
Bank of America Corp., Sr. Unsec. Unsub. Global Notes, 6.50%, 08/01/16	105,000	111,709

Citigroup Inc., Sr. Unsec. Unsub. Global Notes, 5.10%, 09/29/11	150,000	156,271

ING Security Life Institutional Funding, Sr. Unsec. Notes, 4.25%, 01/15/10(c)	560,000	560,014

Pemex Finance Ltd. (Mexico)–Series 2000-1, Global Notes, 9.03%, 02/15/11	150,000	155,025

		983,019

Packaged Foods & Meats–0.41%
H.J. Heinz Finance Co., Sr. Unsec. Gtd. Notes, 7.13%, 08/01/39(c)	115,000	132,450

Paper Products–0.52%
Mercer International Inc., Sr. Unsec. Global Notes, 9.25%, 02/15/13	200,000	166,500

Personal Products–0.38%
Mead Johnson Nutrition Co., Sr. Unsec. Gtd. Notes, 3.50%, 11/01/14(c)	120,000	120,844

Property & Casualty Insurance–0.28%
Allstate Corp. (The), Sr. Unsec. Notes, 6.20%, 05/16/14	80,000	88,648

Publishing–1.17%
Dex Media West LLC/Dex Media West Finance Co.–Series B, Sr. Unsec. Sub. Global Notes, 9.88%, 08/15/13(d)	250,000	52,500

Reed Elsevier Capital Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 6.75%, 08/01/11	300,000	324,825

		377,325

Research & Consulting Services–0.89%
Erac USA Finance Co., Unsec. Gtd. Notes, 5.80%, 10/15/12(c)	275,000	287,660

Semiconductors–1.25%
Viasystems Inc., Sr. Unsec. Gtd. Global Notes, 10.50%, 01/15/11	400,000	402,000

Specialized Finance–1.57%
National Rural Utilities Cooperative Finance Corp., Sr. Sec. Notes, 2.63%, 09/16/12	500,000	504,847

Specialty Stores–1.00%
Staples Inc., Sr. Unsec. Gtd. Unsub. Notes, 7.75%, 04/01/11	300,000	323,320

Steel–0.59%
ArcelorMittal, (Luxembourg) Sr. Unsec. Unsub. Global Notes, 7.00%, 10/15/39	150,000	142,277

9.00%, 02/15/15	40,000	45,865

		188,142

Textiles–0.47%
Invista, Sr. Unsec. Unsub. Notes, 9.25%, 05/01/12(c)	150,000	152,625

Tires & Rubber–0.31%
Goodyear Tire & Rubber Co. (The), Sr. Unsec. Unsub. Gtd. Global Floating Rate Notes, 5.01%, 12/01/09(b)	100,000	100,125

Wireless Telecommunication Services–0.79%
Sprint Capital Corp., Sr. Unsec. Gtd. Unsub. Global Notes, 7.63%, 01/30/11	100,000	102,000

Vodafone Group PLC (United Kingdom), Sr. Unsec. Unsub. Global Notes, 7.75%, 02/15/10	150,000	152,839

		254,839

Total Bonds & Notes (Cost $10,194,071)		10,576,473

U.S. Treasury Securities–5.34%
U.S. Treasury Bills–0.61%
0.01%, 12/17/09(e)(f)	135,000	134,960

0.28%, 12/17/09(e)(f)	20,000	19,994

0.04%, 12/17/09(e)(f)	15,000	14,996

0.34%, 12/17/09(e)(f)	25,000	24,993

		194,943

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM LIBOR Alpha Fund

	Principal
	Amount	Value

U.S. Treasury Notes–3.45%
4.75%, 08/15/17	$1,000,000	$1,111,719

U.S. Treasury Bonds–1.28%
5.38%, 02/15/31	355,000	412,687

Total U.S. Treasury Securities (Cost $1,701,609)		1,719,349

U.S. Government Sponsored Mortgage-Backed Securities–2.34%
Federal Home Loan Mortgage Corp. (FHLMC)–1.91%
Floating Rate Pass Through Ctfs., 6.54%, 07/01/36(b)	573,701	613,700

Federal National Mortgage Association (FNMA)–0.43%
Floating Rate Pass Through Ctfs., 2.81%, 11/01/32(b)	137,165	139,973

Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $720,121)		753,673

	Shares
Money Market Funds–31.69%
Liquid Assets Portfolio–Institutional Class(g)	5,100,324	5,100,324

Premier Portfolio–Institutional Class(g)	5,100,324	5,100,324

Total Money Market Funds (Cost $10,200,648)		10,200,648

TOTAL INVESTMENTS–106.00% (Cost $34,135,480)		34,122,153

OTHER ASSETS LESS LIABILITIES–(6.00)%		(1,932,448)

NET ASSETS–100.00%		$32,189,705

Investment Abbreviations:

Ctfs.	– Certificates
Gtd.	– Guaranteed
REMICS	– Real Estate Mortgage Investment Conduits
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2009.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2009 was $3,548,542, which represented 11.02% of the Fund’s Net Assets.
(d)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at October 31, 2009 represented less than 1% of the Fund’s Net Assets.
(e)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 4.
(g)	The money market fund and the Fund are affiliated by having the same investment advisor.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM LIBOR Alpha Fund

Statement of Assets and Liabilities

October 31, 2009

Assets:
Investments, at value (Cost $23,934,832)	$23,921,505

Investments in affiliated money market funds, at value and cost	10,200,648

Total investments, at value (Cost $34,135,480)	34,122,153

Foreign currencies, at value (Cost $482)	457

Receivables for:
Investments sold	930,606

Fund shares sold	184,209

Dividends and interest	197,427

Principal paydowns	14,294

Investment for trustee deferred compensation and retirement plans	5,254

Other assets	12,372

Total assets	35,466,772

Liabilities:
Payables for:
Investments purchased	2,841,325

Fund shares reacquired	242,289

Variation margin	66,234

Accrued fees to affiliates	59,269

Accrued other operating expenses	61,449

Trustee deferred compensation and retirement plans	6,501

Total liabilities	3,277,067

Net assets applicable to shares outstanding	$32,189,705

Net assets consist of:
Shares of beneficial interest	$35,931,745

Undistributed net investment income	25,553

Undistributed net realized gain (loss)	(3,733,299)

Unrealized appreciation (depreciation)	(34,294)

$32,189,705

Net Assets:
Class A	$21,976,026

Class C	$7,077,608

Class R	$36,087

Class Y	$3,073,665

Institutional Class	$26,319

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	2,473,669

Class C	796,447

Class R	4,062

Class Y	345,196

Institutional Class	2,963

Class A:
Net asset value per share	$8.88

Maximum offering price per share
(Net asset value of $8.88 divided by 97.50%)	$9.11

Class C:
Net asset value and offering price per share	$8.89

Class R:
Net asset value and offering price per share	$8.88

Class Y:
Net asset value and offering price per share	$8.90

Institutional Class:
Net asset value and offering price per share	$8.88

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM LIBOR Alpha Fund

Statement of Operations

For the year ended October 31, 2009

Investment income:
Interest	$901,520

Dividends from affiliated money market funds	15,813

Total investment income	917,333

Expenses:
Advisory fees	87,215

Administrative services fees	50,000

Custodian fees	11,813

Distribution fees:
Class A	32,534

Class C	56,277

Class R	105

Transfer agent fees — A, C, R and Y	31,396

Transfer agent fees — Institutional	7

Trustees’ and officers’ fees and benefits	18,426

Registration and filing fees	57,932

Professional services fees	65,363

Other	30,724

Total expenses	441,792

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(268,623)

Net expenses	173,169

Net investment income	744,164

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(1,272,493)

Foreign currencies	(1,234)

Futures contracts	(212,309)

Swap agreements	(60,261)

(1,546,297)

Change in net unrealized appreciation (depreciation) of:
Investment securities	2,649,450

Foreign currencies	64

Futures contracts	(67,060)

Swap agreements	98,409

2,680,863

Net realized and unrealized gain	1,134,566

Net increase in net assets resulting from operations	$1,878,730

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        AIM LIBOR Alpha Fund

Statement of Changes in Net Assets

For the years ended October 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$744,164	$1,462,946

Net realized gain (loss)	(1,546,297)	(1,645,169)

Change in net unrealized appreciation (depreciation)	2,680,863	(2,103,276)

Net increase (decrease) in net assets resulting from operations	1,878,730	(2,285,499)

Distributions to shareholders from net investment income:
Class A	(523,841)	(1,273,883)

Class C	(233,380)	(801,361)

Class R	(830)	(1,391)

Class Y	(24,864)	(1,797)

Institutional Class	(535)	(4,336)

Total distributions from net investment income	(783,450)	(2,082,768)

Share transactions-net:
Class A	10,502,411	(14,215,379)

Class C	229,352	(7,895,573)

Class R	15,320	3,022

Class Y	2,717,820	327,128

Institutional Class	15,535	(43,853)

Net increase (decrease) in net assets resulting from share transactions	13,480,438	(21,824,655)

Net increase (decrease) in net assets	14,575,718	(26,192,922)

Net assets:
Beginning of year	17,613,987	43,806,909

End of year (includes undistributed net investment income of $25,553 and $110,501, respectively)	$32,189,705	$17,613,987

Notes to Financial Statements

October 31, 2009

NOTE 1—Significant Accounting Policies

AIM LIBOR Alpha Fund (the “Fund”) is a series portfolio of AIM Investment Funds (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to provide total return.
  The Fund currently consists of five different classes of shares: Class A, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class C, Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

16        AIM LIBOR Alpha Fund

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

17        AIM LIBOR Alpha Fund

D.	Distributions — Distributions from income are generally declared and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Dollar Roll and Forward Commitment Transactions — The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced (“TBA”) basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.
In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a “fee” or a “drop”. “Fee” income which is agreed upon amongst the parties at the commencement of the dollar roll and the “drop” which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.
Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.
At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.
Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.
Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund’s overall interest rate exposure.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are

18        AIM LIBOR Alpha Fund

included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and

19        AIM LIBOR Alpha Fund

amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
N.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the “Advisor” or “Invesco Aim”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $1 billion	0.45%

Next $4 billion	0.425%

Over $5 billion	0.40%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisors”) the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).
  Effective July 1, 2009 the Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class C, Class R, Class Y and Institutional Class shares to 0.85%, 1.10% (after distribution fee waivers), 1.10%, 0.60% and 0.60% of average daily net assets, respectively, through at least February 28, 2011. In determining the Advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. (“Invesco”) described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.
  Further, the Advisor has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended October 31, 2009, the Advisor waived advisory fees and reimbursed Fund expenses of $209,082 and reimbursed class level expenses of $20,921, $9,047, $34, $1,136 and $7 of Class A, Class C, Class R, Class Y and Institutional Class shares, respectively.
  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended October 31, 2009, Invesco did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales

20        AIM LIBOR Alpha Fund

charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. IADI has contractually agreed to waive 0.50% of Rule 12b-1 plan fees on Class C shares through at least February 28, 2011. 12b-1 fees before fee waivers under this agreement are shown as distribution fees in the Statement of Operations. Fees incurred after fee waivers for Class C shares were $28,139.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2009, IADI advised the Fund that IADI retained $5,628 in front-end sales commissions from the sale of Class A shares and $264, $0 and $0 from Class A, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Money Market Securities	$10,200,648	$—	$—	$10,200,648

U.S. Treasury Securities	—	1,719,349	—	1,719,349

U.S. Government Sponsored Agency Securities	—	753,673	—	753,673

Corporate Debt Securities	—	10,576,473	—	10,576,473

Asset Backed Securities	—	10,872,010	—	10,872,010

	$10,200,648	$23,921,505	$—	$34,122,153

Other Investments*	(20,941)	—	—	(20,941)

Total Investments	$10,179,707	$23,921,505	$—	$34,101,212

*	Other Investments include futures contracts, which are included at unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Effective May 1, 2009, the Fund has implemented new required disclosures about derivative instruments and hedging activities in accordance with GAAP. GAAP has intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of October 31, 2009:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$19,809	$(40,750)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

21        AIM LIBOR Alpha Fund

Effect of Derivative Instruments for six months ended October 31, 2009

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
		Swap
	Futures*	Agreements

Realized Gain (Loss)
Credit risk	$—	$(21,701)

Interest rate risk	(90,322)	—

Change in Unrealized Appreciation (Depreciation)
Credit risk	$—	$(1)

Interest rate risk	(38,288)	—

Total	$(128,610)	$(21,702)

*	The average value of futures outstanding during the period was $7,226,749.

Open Futures Contracts
				Unrealized
	Number of	Month/		Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

Euro-Bonds	5	December-2009/Long	$896,818	$3,978

U.S. Treasury 10 Year Notes	44	December-2009/Short	(5,218,812)	(40,063)

U.S. Treasury Long Bonds	21	December-2009/Short	(2,523,281)	9,142

Long Gilt Futures	2	December-2009/Short	(389,060)	6,002

Subtotal				(24,919)

Total				$(20,941)

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $258.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2009, the Fund paid legal fees of $2,801 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2009 and 2008:

	2009	2008

Ordinary income	$783,450	$2,082,768

22        AIM LIBOR Alpha Fund

Tax Components of Net Assets at Period-End:

2009

Undistributed ordinary income	$32,694

Net unrealized appreciation (depreciation) — investments	(13,327)

Net unrealized appreciation — other investments	9,953

Temporary book/tax differences	(7,141)

Capital loss carryforward	(3,764,219)

Shares of beneficial interest	35,931,745

Total net assets	$32,189,705

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of October 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2014	$358,142

October 31, 2016	1,820,417

October 31, 2017	1,585,660

Total capital loss carryforward	$3,764,219

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2009 was $29,616,413 and $24,084,027, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$727,767

Aggregate unrealized (depreciation) of investment securities	(741,094)

Net unrealized appreciation (depreciation) of investment securities	$(13,327)

Investments have the same cost for tax and financial statement purposes.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of credit default swaps, foreign currency transactions, and paydowns on mortgage-backed securities on October 31, 2009, undistributed net investment income was decreased by $45,662 and undistributed net realized gain (loss) was increased by $45,662. This reclassification had no effect on the net assets of the Fund.

23        AIM LIBOR Alpha Fund

NOTE 11—Share Information

	Summary of Share Activity
	Year ended October 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Class A	2,130,710	$18,322,888	496,602	$4,640,781

Class C	485,436	4,157,438	153,241	1,429,066

Class R	1,865	16,460	181	1,631

Class Y(b)	419,605	3,652,163	46,826	406,922

Institutional Class	1,699	15,000	—	—

Issued as reinvestment of dividends:
Class A	54,230	457,324	119,025	1,100,413

Class C	23,196	192,008	76,136	704,488

Class R	100	830	151	1,391

Class Y	1,856	15,911	209	1,797

Institutional Class	64	535	470	4,336

Reacquired:
Class A(b)	(981,406)	(8,277,801)	(2,143,337)	(19,956,573)

Class C	(495,497)	(4,120,094)	(1,083,682)	(10,029,127)

Class R	(224)	(1,970)	—	—

Class Y	(113,911)	(950,254)	(9,389)	(81,591)

Institutional Class	—	—	(5,550)	(48,189)

Net increase (decrease) in share activity	1,527,723	$13,480,438	(2,349,117)	$(21,824,655)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 21% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	45,676	$396,921

Class A	(45,676)	(396,921)

24        AIM LIBOR Alpha Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for each share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
			Net gains						expenses		expenses
			(losses)						to average		to average net		Ratio of net
	Net asset		on securities		Dividends				net assets		assets without		investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 10/31/09	$8.41	$0.33	$0.50	$0.83	$(0.36)	$8.88	10.32%	$21,976	0.83	%(d)	2.07	%(d)	3.90	%(d)	153%
Year ended 10/31/08	9.86	0.49	(1.25)	(0.76)	(0.69)	8.41	(8.13)	10,680	0.90		1.63		5.23		116
Year ended 10/31/07	9.91	0.48	(0.04)	0.44	(0.49)	9.86	4.52	27,579	0.85		1.36		4.85		218
Year ended 10/31/06(e)	10.00	0.26	(0.08)	0.18	(0.27)	9.91	1.82	32,980	0.87	(f)	1.66	(f)	4.49	(f)	134

Class C
Year ended 10/31/09	8.41	0.31	0.51	0.82	(0.34)	8.89	10.17	7,078	1.08	(d)	2.82	(d)	3.65	(d)	153
Year ended 10/31/08	9.86	0.46	(1.25)	(0.79)	(0.66)	8.41	(8.36)	6,588	1.15		2.38		4.98		116
Year ended 10/31/07	9.91	0.46	(0.04)	0.42	(0.47)	9.86	4.27	16,147	1.10		2.11		4.60		218
Year ended 10/31/06(e)	10.00	0.25	(0.09)	0.16	(0.25)	9.91	1.67	17,653	1.12	(f)	2.41	(f)	4.24	(f)	134

Class R
Year ended 10/31/09	8.41	0.31	0.50	0.81	(0.34)	8.88	10.05	36	1.08	(d)	2.32	(d)	3.65	(d)	153
Year ended 10/31/08	9.86	0.46	(1.25)	(0.79)	(0.66)	8.41	(8.36)	20	1.15		1.88		4.98		116
Year ended 10/31/07	9.91	0.46	(0.04)	0.42	(0.47)	9.86	4.26	20	1.10		1.61		4.60		218
Year ended 10/31/06(e)	10.00	0.25	(0.09)	0.16	(0.25)	9.91	1.67	771	1.12	(f)	1.91	(f)	4.24	(f)	134

Class Y
Year ended 10/31/09	8.41	0.36	0.52	0.88	(0.39)	8.90	10.85	3,074	0.58	(d)	1.82	(d)	4.15	(d)	153
Year ended 10/31/08(e)	8.69	0.04	(0.27)	(0.23)	(0.05)	8.41	(2.68)	317	0.66	(f)	2.24	(f)	5.47	(f)	116

Institutional Class
Year ended 10/31/09	8.41	0.35	0.51	0.86	(0.39)	8.88	10.60	26	0.58	(d)	1.72	(d)	4.15	(d)	153
Year ended 10/31/08	9.86	0.51	(1.26)	(0.75)	(0.70)	8.41	(7.90)	10	0.65		1.30		5.48		116
Year ended 10/31/07	9.91	0.51	(0.04)	0.47	(0.52)	9.86	4.79	62	0.60		1.02		5.10		218
Year ended 10/31/06(e)	10.00	0.28	(0.09)	0.19	(0.28)	9.91	1.97	813	0.61	(f)	1.34	(f)	4.75	(f)	134

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $13,014, $5,628, $21, $707 and $12 for Class A, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008 for Class Y shares. Commencement date of March 31, 2006 for Class A, Class C, Class R and Institutional Class shares, respectively.
(f)	Annualized.

25        AIM LIBOR Alpha Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds
and Shareholders of AIM LIBOR Alpha Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM LIBOR Alpha Fund, (one of the funds constituting AIM Investment Funds, hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 15, 2009
Houston, Texas

26        AIM LIBOR Alpha Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
A	$1,000.00	$1,089.60	$4.37	$1,021.02	$4.23	0.83%

C	1,000.00	1,089.50	5.69	1,019.76	5.50	1.08

R	1,000.00	1,088.30	5.68	1,019.76	5.50	1.08

Y	1,000.00	1,092.10	3.06	1,022.28	2.96	0.58

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

27        AIM LIBOR Alpha Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Investment Funds is required under the Investment Company Act of 1940 to approve annually the renewal of the AIM LIBOR Alpha Fund (the Fund) investment advisory agreement with Invesco Aim Advisors, Inc. (Invesco Aim) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 16-17, 2009, the Board as a whole, and the disinterested or “independent” Trustees voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2009. In doing so, the Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Aim and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.
The Board’s Fund Evaluation Process The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the management of a number of the series portfolios of the AIM Funds. This Sub-Committee structure permits the Trustees to focus on the performance of the AIM Funds that have been assigned to them. The Sub-Committees meet throughout the year to review the performance of their assigned funds, and the Sub-Committees review monthly and quarterly comparative performance information and periodic asset flow data for their assigned funds. These materials are prepared under the direction and supervision of the independent Senior Officer, an officer of the AIM Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management and review with these individuals the per-
formance, investment objective(s), policies, strategies and limitations of these funds.
      In addition to their meetings throughout the year, the Sub-Committees meet at designated contract renewal meetings each year to conduct an in-depth review of the performance, fees, expenses and other matters related to their assigned funds. During the contract renewal process, the Trustees receive comparative performance and fee data regarding the AIM Funds prepared by an independent company, Lipper, Inc. (Lipper), under the direction and supervision of the Senior Officer who also prepares a separate analysis of this information for the Trustees. Each Sub-Committee then makes recommendations to the Investments Committee regarding the fees and expenses of their assigned funds. The Investments Committee considers each Sub-Committee’s recommendations and makes its own recommendations regarding the fees and expenses of the AIM Funds to the full Board. The Investments Committee also considers each Sub-Committee’s recommendations in making its annual recommendation to the Board whether to approve the continuance of each AIM Fund’s investment advisory agreement and sub-advisory contracts for another year.
     The independent Trustees met separately during their evaluation of the Fund’s investment advisory agreement and sub-advisory contracts with independent legal counsel. The independent Trustees were also assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer. One responsibility of the Senior Officer is to manage the process by which the AIM Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. Accordingly, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer recommended that an independent written evaluation be provided and, at the direction of the Board, prepared an independent written evaluation.
     During the annual contract renewal process, the Board considered the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts. The Board considered all of the information provided to them, including information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any particular factor that was controlling. Each Trustee may have evaluated the information provided differently from another Trustee and attributed different weight to the various factors. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other AIM Funds are the result of years of review and negotiation between the Trustees and Invesco Aim, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
      The discussion below serves as a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, information set forth below is as of June 17, 2009, and does not reflect any changes that may have occurred since that date, including but not limited to changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.	Nature, Extent and Quality of Services Provided by Invesco Aim
The Board reviewed the advisory services provided to the Fund by Invesco Aim under the Fund’s investment advisory agreement, the performance of Invesco Aim in providing these services, and the credentials and experience of the officers and employees of Invesco Aim who provide these services. The Board’s review of the qualifications of Invesco Aim to provide these services included the Board’s consideration of Invesco Aim’s portfolio and product review process, various back office support functions provided by Invesco Aim and its

28 AIM LIBOR Alpha Fund	continued

affiliates, and Invesco Aim’s equity and fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Aim are appropriate and that Invesco Aim currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement.
      In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Aim and the Fund, as well as the Board’s knowledge of Invesco Aim’s operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Aim and its affiliates continue to take to improve the quality and efficiency of the services they provide to the AIM Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that the quality and efficiency of the services Invesco Aim and its affiliates provide to the AIM Funds in each of these areas support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
B.	Nature, Extent and Quality of Services Provided by Affiliated Sub-Advisers
The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are geographically dispersed in financial centers around the world, can provide research and other information and make recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques. The Board noted that investment decisions for the Fund are made by Invesco Institutional (N.A.), Inc. (Invesco Institutional). The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Aim to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Fund.
C.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Institutional currently manages assets of the Fund.
      The Board noted that the Fund recently began operations and that only two calendar years of comparative performance data was available. The Board compared the Fund’s performance during the one and two year periods to the performance of all funds in the Lipper performance universe that are not managed by Invesco Aim or an Affiliated Sub-Adviser and against the Lipper Short Investment Grade Debt Funds Index. The Board noted that the Fund’s performance was in the fourth quintile of its performance universe for the one year period and in the fifth quintile for the two year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was below the performance of the Index for the one and two year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance and this review did not change their conclusions. The Board noted that, in response to the Board’s focus on fund performance, Invesco Aim has taken a number of actions intended to improve the investment process for the funds.
D.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Aim or an Affiliated Sub-Adviser, at a common asset level.
The Board noted that the Fund’s contractual advisory fee rate was at the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that some comparative data was at least one year old and that other data did not reflect the market downturn that occurred in the fourth quarter of 2008.
      The Board compared the Fund’s sub-advisory fee rate to the effective fee rates (the advisory fee after any advisory fee waivers and before any expense limitations/waivers) of several separately managed accounts/wrap accounts advised or sub-advised by Invesco Institutional. The Board noted that the Fund’s sub-advisory fee rate was above the rate for all but one of the separately managed accounts/wrap accounts. The Board considered that management of the separately managed accounts/wrap accounts by Invesco Institutional involves different levels of services and different operational and regulatory requirements than Invesco Aim’s and Invesco Institutional’s management of the Fund. The Board concluded that these differences are appropriately reflected in the fee structure for the Fund.
     The Board noted that Invesco Aim has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2010 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board also noted that Invesco Aim has agreed to reduce the per account transfer agent fee for all the retail funds, including the Fund, effective July 1, 2009.
     The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services provided by Invesco Aim pursuant to the Fund’s advisory agreement, as well as the allocation of fees between Invesco Aim and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Aim to the Affiliated Sub-Advisers, and that Invesco Aim and

29 AIM LIBOR Alpha Fund	continued

the Affiliated Sub-Advisers are affiliates.
      After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the comparative advisory fee information discussed above, the expense limitations and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.
E.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes two breakpoints but that, due to the Fund’s asset level at the end of the past calendar year, the Fund has yet to benefit from the breakpoints. Based on this information, the Board concluded that the Fund’s advisory fees would reflect economies of scale at higher asset levels. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the AIM Funds and affiliates.
F.	Profitability and Financial Resources
The Board reviewed information from Invesco Aim concerning the costs of the advisory and other services that Invesco Aim and its affiliates provide to the Fund and the profitability of Invesco Aim and its affiliates in providing these services. The Board also reviewed information concerning the financial condition of Invesco Aim and its affiliates. The Board reviewed with Invesco Aim the methodology used to prepare the profitability information. The Board considered the overall profitability of Invesco Ltd., the ultimate parent of Invesco Aim and the Affiliated Sub-Advisers, and of Invesco Aim, as well as the profitability of Invesco Aim in connection with managing the Fund. The Board noted that Invesco Aim continues to operate at a net profit, although the reduction of assets under management as a result of market movements and the increase in voluntary fee waivers for affiliated money market funds have reduced the profitability of Invesco Aim and its affiliates. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Aim and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Aim is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Aim has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the sub-advisory contracts, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.
G.	Collateral Benefits to Invesco Aim and its affiliates
The Board considered various other benefits received by Invesco Aim and its affiliates resulting from Invesco Aim’s relationship with the Fund, including the fees received by Invesco Aim and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Aim and its affiliates in providing these services and the organizational structure employed by Invesco Aim and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Aim and its affiliates are providing these services in a satisfactory manner and in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
     The Board considered the benefits realized by Invesco Aim and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Aim and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Aim’s and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Aim’s and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of Invesco Aim, these arrangements are consistent with regulatory requirements.
      The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Aim pursuant to procedures approved by the Board. The Board noted that Invesco Aim will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Aim has contractually agreed to waive through at least June 30, 2010, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

30                AIM LIBOR Alpha Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2009:

Federal and State Income Tax

U.S. Treasury Obligations*	1.39%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

31        AIM LIBOR Alpha Fund

Trustees and Officers
The address of each trustee and officer of AIM Investment Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company) and Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC

		Formerly: President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®

		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Director, Vice President and Secretary, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management Inc.

		Formerly: Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Vice President, Invesco Institutional (N.A.), Inc. (registered investment advisor); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)

		Formerly: President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer and Managing Director, Invesco Aim Capital Management, Inc.; and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco Aim Private Asset Management, Inc. and The AIM Family of Funds®

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company; and Manager of the Fraud Prevention Department, Invesco Aim Investment Services, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, The AIM Family of Funds®, Invesco Global Asset Management (N.A.), Inc. (registered investment advisor), Invesco Institutional (N.A.), Inc., (registered investment advisor), INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment advisor) and Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.

		Formerly: Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company; and Global Head of Product Development, AIG-Global Investment Group, Inc.	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisors.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	Invesco Aim Advisors, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Suite 100	Suite 100	Suite 2900
	Houston, TX 77046-1173	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

Supplement to Annual Report dated 10/31/09
AIM LIBOR Alpha Fund

Institutional Class Shares
The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

Average Annual Total Returns
For periods ended 10/31/09

Inception (3/31/06)	2.39%

1 Year	10.60

Average Annual Total Returns
For periods ended 9/30/09, the most recent calendar quarter-end

Inception (3/31/06)	2.30%

1 Year	7.09

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.65%.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 1.30%. The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.
     Had the advisor not waived fees and/ or reimbursed expenses, performance would have been lower.
     Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.
1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least February 28, 2011. See current prospectus for more information.

Nasdaq Symbol	IAESX

Over for information on your Fund’s expenses.

This supplement must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC
This material is for institutional investor use only and may not be quoted, reproduced, shown to the public or used in written form as sales literature for public use.

invescoaim.com       LAL-INS-1       Invesco Aim Distributors, Inc.

Supplement to Annual Report dated 10/31/09
AIM LIBOR Alpha Fund
Result of a $10,000 Investment – Institutional Class Shares
Fund and index data from 3/31/06

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     The performance data shown in the chart above is that of the Fund’s institutional share class. The performance data shown in the chart in the annual report is that of the Fund’s Class A, C and R shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses, and may be greater than or less than the performance of the Fund’s Institutional Class shares shown in the chart above.

This supplement must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC
This material is for institutional investor use only and may not be quoted, reproduced, shown to the public or used in written form as sales literature for public use.

invescoaim.com       LAL-INS-1       Invesco Aim Distributors, Inc.

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HYPOTHETICAL
(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
Institutional	$1,000.00	$1,091.00	$3.06	$1,022.28	$2.96	0.58%

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM LIBOR Alpha Fund

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. Click the Products & Performance tab at the top of the home page; click Mutual Funds; and then click Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
      Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
If used after January 20, 2010, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco AimSM is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.,

Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisers for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund’s prospectus for information on the fund’s subadvisers. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.
     It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

invescoaim.com LAL-AR-1 Invesco Aim Distributors, Inc.

Annual Report to Shareholders	October 31, 2009

AIM Trimark Endeavor Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
10	Financial Statements
12	Notes to Financial Statements
20	Financial Highlights
21	Auditor's Report
22	Fund Expenses
23	Approval of Investment Advisory and Sub-Advisory Agreements
26	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
While the year covered by this report was difficult, economic conditions and market trends appeared more favorable at the close of the fiscal year than at its start. The 12 months ended October 31, 2009, included a sharp market sell-off in late 2008 that continued into early 2009 – when an abrupt rebound began.
Increased communication
This volatility prompted a greater-than-usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.
      Your questions, comments and suggestions gave me better insight into what was on your minds.
     As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of “Investment Perspective” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
      To access your Fund’s latest quarterly commentary, click on “Products and Performance” at the top of our website; next, select “Mutual Funds”; and then click on “Quarterly Commentary.”
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a rather robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward – often anticipating economic improvement or deterioration well before it arrives. In his most recent Monetary Report to the Congress, U.S. Federal Reserve Board Chairman Ben Bernanke testified that he anticipates a gradual economic recovery in 2010 with some acceleration in growth in 2011.1 I hope his guarded optimism proves to be accurate.
      Until then, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007, and just 2.7% in 2008.2 That same estimate suggests Americans saved 3.7% and 4.9% of their disposable personal income in the first and second quarters of 2009, respectively.2
      While a sustained reduction in consumer spending could delay or weaken a recovery, many families have decided that spending less and saving more makes sense – and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
      Markets rise and fall, and sharp, sudden rebounds can often be followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more, and to do so over a long time horizon – particularly in periods of economic hardship – it really is a reliable way to build an investment portfolio.
      If you’ve made a similar decision, it’s important that you work with an experienced, trusted financial advisor. A financial advisor can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest3 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
      Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
      If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.
      Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 U.S. Federal Reserve; 2 Bureau of Economic Analysis; 3 Pensions & Investments
2	AIM Trimark Endeavor Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the economy and financial markets have shown some signs of hope, investors remain rightfully cautious. Staying with an appropriately diversified investment program focused on your individual long-term goals can be a wise course in such uncertain times. We believe the route to financial success is more like a marathon than a sprint.
      Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance performance in ways that put your interests first.
      We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.’s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market’s decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.
      At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Click the “About Us” tab at the top of the home page; click “Legal Information”; and then click “Investment Advisory Agreement Renewals.”
     The website also contains news and market information, investment education, planning information, current reports and prospectuses for all the AIM Funds. I highly recommend it to you.
      You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.
Sincerely,
Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees
3	AIM Trimark Endeavor Fund

Management’s Discussion of Fund Performance

Performance summary
 For the fiscal year ended October 31, 2009, all share classes of AIM Trimark Endeavor Fund, at net asset value, outperformed the Fund’s broad market, style-specific and peer group indexes.
      Drivers of performance were largely stock specific. We attribute the Fund’s outperformance versus its indexes mainly to above-market returns from select investments in the consumer discretionary, financials and information technology sectors. While few Fund holdings declined during the fiscal year, the largest detractors were select investments in retail and health care.
      Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/08 to 10/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	39.75%

Class B Shares	38.58

Class C Shares	38.69

Class R Shares	39.27

Class Y Shares	40.24

S&P 500 Index▼ (Broad Market Index)	9.80

Russell Midcap Index▼ (Style-Specific Index)	18.75

Lipper Mid-Cap Core Funds Index▼ (Peer Group Index)	17.19

▼Lipper Inc.

How we invest
 We view ourselves as business people buying businesses, and we consider the purchase of a stock as an ownership interest in a business. We strive to develop a proprietary view of a business through in-depth, fundamental research that includes careful financial statement analysis and meetings with company management teams. We then seek to purchase businesses whose stock prices are below what we have calculated to be the true value of the company based on its future cash flows, management performance and business fundamentals.
      In conducting a comprehensive analysis of a company, we strive to identify primarily U.S. stocks which have:
■ Potentially sustainable competitive advantages.

Portfolio Composition
By sector

Industrials	22.2%

Health Care	19.9

Financials	12.2

Information Technology	11.8

Consumer Discretionary	9.7

Consumer Staples	7.4

Money Market Funds Plus
Other Assets Less Liabilities	16.8
■ Strong long-term growth prospects.
■ High barriers to entry.
■ Honest and capable management teams.
      Also central to the Trimark discipline is our adherence to an investment horizon of three to five years. We use this long-term approach because we believe good business strategies usually take that amount of time to implement and to produce strong earnings growth. We also use a concentrated portfolio approach, constructing a portfolio of about 20 to 40 stocks. We believe this allows each investment opportunity to materially affect the Fund’s performance.
     While efforts are made to manage risk through industry diversification, our primary method of attempting to manage risk is to purchase businesses that are

Top 10 Equity Holdings*

1. UnitedHealth Group Inc.	5.1%

2. Zimmer Holdings, Inc.	5.1

3. Kinetic Concepts, Inc.	4.9

4. Patterson Cos., Inc.	4.8

5. Unum Group	4.6

6. Vienna Insurance Group	4.5

7. eBay Inc.	4.4

8. Con-way Inc.	4.2

9. Chaoda Modern Agriculture
(Holdings) Ltd.	4.0

10. Pool Corp.	3.9

trading below their estimated intrinsic value. Thus, if our assessment of a company’s future is incorrect and the stock declines in price, the impact may be tempered since we originally acquired the stock at less than its estimated intrinsic value. We believe estimated intrinsic value represents the inherent business value of portfolio holdings based on our estimates of future company cash flow. However, intrinsic value estimates are independent of market price, and, as a result, market price may never reflect intrinsic value estimates, especially for an entire portfolio.
    Holdings are considered for sale if:
■	A more attractive investment opportunity exists.
■	Full value of the investment is deemed to have been realized.
     Holdings are also considered for sale if the original thesis for buying the company changes due to a fundamental negative change in management strategy or a fundamental negative change in the competitive environment.

Market conditions and your Fund
 The fiscal year was truly a tale of two markets. During the first four months of the fiscal year, equity markets experienced steep declines as severe problems in the credit markets, a rapidly deteriorating housing market, rising energy and food prices and a deteriorating outlook for corporate earnings led to a global economic recession. However, the U.S. economy began to show signs that the economic contraction was subsiding, and equity markets rapidly reversed direction beginning in March 2009, and rallied strongly through most of the remaining months in the fiscal year.
     In this environment, the sectors with the highest returns in the broad market as represented by the S&P 500 Index

Total Net Assets	$114.1 million

Total Number of Holdings*	24
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	AIM Trimark Endeavor Fund

included more economically sensitive sectors such as information technology and consumer discretionary.1 Conversely, the sectors with the lowest returns included less economically sensitive sectors such as consumer staples and health care.1
      Our investment approach focuses on individual businesses rather than market sectors. Therefore, your Fund shares little in common with sector weightings of the Fund’s indexes. However, if we were to broadly categorize businesses with which we had the most success during the fiscal year, select investments in consumer discretionary, financials and information technology made the biggest contributions to Fund performance. As a group, our holdings in the industrials sector also contributed positively to overall returns. Alternatively, select retail and health care holdings were the largest detractors for the period.
      Given the Fund’s small exposure to foreign securities, we attempt to limit our exposure to currency fluctuations by using currency hedges – the purchase or sale of a foreign security denominated or quoted in that currency. Over the long term, this strategy has allowed us to lock in current exchange rates so the returns of our foreign stocks are representative of their returns in their local currencies. While our foreign holdings performed well, our currency hedges detracted from Fund performance during the fiscal year. The Fund’s cash position also detracted from performance relative to the Russell Midcap Index given strong stock-market performance.
      The top contributor to Fund performance for the fiscal year was Tempur-Pedic International, the world’s leading visco-elastic mattress manufacturer. The stock posted triple-digit gains during the fiscal year as it continued to generate strong free cash flow and rapidly pay down debt despite experiencing very challenging operating conditions.
      While few Fund holdings declined in value, Liz Claiborne was the largest detractor from Fund performance during the fiscal year. The company’s share price declined as investors retreated from many retail stocks with little regard for the strong long-term fundamentals of the underlying businesses. Concerns about the U.S. economy and the strength of U.S. consumer spending negatively affected Liz Claiborne. We believe investors overreacted and we remain confident in the company’s management and its plans to revitalize the business and improve profitability over the long term.
      Increased market volatility during the fiscal year presented us with some buying opportunities. We took advantage of this volatility by making some new investments and adding to many of our existing holdings. We also sold several holdings based on valuations and other factors.
      During the fiscal year, we continued to focus on finding quality businesses trading at attractive values relative to what we believe are their long-term prospects. In contrast, the market is often driven by short-term events or outlooks in both good times and bad. Market volatility allows us to take advantage of investment opportunities we believe may benefit your Fund in the long term.
      Markets experienced a strong recovery during 2009. We would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial advisor to discuss your individual financial program.
      While we can never predict future Fund performance, we pledge to you that we will adhere to our discipline of being business people who buy businesses; we will continually strive to upgrade the quality of your Fund’s portfolio.
      As always, we thank you for your investment in AIM Trimark Endeavor Fund and for sharing our long-term investment perspective.
1 Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Clayton Zacharias
 Chartered Financial Analyst, portfolio manager, is lead manager of AIM Trimark Endeavor Fund. He began his financial services career in 1994, joined AIM Trimark Investments in 2002 and became a portfolio manager in 2006. Mr. Zacharias earned a B.B.A. from Simon Fraser University. He also is a chartered accountant.
Mark Uptigrove
 Chartered Financial Analyst, portfolio manager, is manager of AIM Trimark Endeavor Fund. He began his investment career in 1998, joined Invesco Trimark in 2005 and became a portfolio manager in 2008. Mr. Uptigrove earned a B.A. from the University of Western Ontario and an M.B.A. from the Richard Ivey School of Business.

5	AIM Trimark Endeavor Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes with Sales Charges since Inception
Index data from 10/31/03, Fund data from 11/04/03

Past performance cannot guarantee comparable future results.
      The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our web site – invescoaim.com. More detail is available to you at that site.
6	AIM Trimark Endeavor Fund

Average Annual Total Returns
As of 10/31/09, including maximum applicable sales charges

Class A Shares

Inception (11/4/03)	5.48%

5 Years	3.61

1 Year	32.12

Class B Shares

Inception (11/4/03)	5.60%

5 Years	3.66

1 Year	33.58

Class C Shares

Inception (11/4/03)	5.74%

5 Years	4.02

1 Year	37.69

Class R Shares

Inception	6.23%

5 Years	4.55

1 Year	39.27

Class Y Shares

Inception	6.54%

5 Years	4.86

1 Year	40.24
Class R shares’ inception date is April 30, 2004. Returns since that date are historical returns. All other returns are blended returns of historical Class R share performance and restated Class A share performance (for periods prior to the inception date of Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. Class A shares’ inception date is November 4, 2003.
     Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees

Average Annual Total Returns
As of 9/30/09, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (11/4/03)	5.98%

5 Years	4.21

1 Year	0.93

Class B Shares

Inception (11/4/03)	6.11%

5 Years	4.29

1 Year	1.00

Class C Shares

Inception (11/4/03)	6.25%

5 Years	4.64

1 Year	5.09

Class R Shares

Inception	6.74%

5 Years	5.16

1 Year	6.57

Class Y Shares

Inception	7.04%

5 Years	5.46

1 Year	7.08
applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is November 4, 2003.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R and Class Y shares was 1.53%, 2.28%, 2.28%, 1.78% and 1.28%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R and Class Y shares was 1.54%, 2.29%, 2.29%, 1.79% and 1.29%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
[1]	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2010. See current prospectus for more information.

7	AIM Trimark Endeavor Fund

AIM Trimark Endeavor Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco Aim.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

■	The values of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted.

■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

■	The prices of securities held by the Fund may decline in response to market risks.

About indexes used in this report
■	The S&P 500® Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity and their industry.

■	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index. The Russell Midcap Index and the Russell 1000 Index are trademarks/service marks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

■	The Lipper Mid-Cap Core Funds Index is an equally weighted representation of the largest funds in the Lipper Mid-Cap Core Funds category. These funds have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analysts® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ATDAX
Class B Shares	ATDBX
Class C Shares	ATDCX
Class R Shares	ATDRX
Class Y Shares	ATDYX

8	AIM Trimark Endeavor Fund

Schedule of Investments(a)

October 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–83.23%
Agricultural Products–3.97%
Chaoda Modern Agriculture (Holdings) Ltd. (Hong Kong)	5,875,700	$4,526,636

Airlines–1.40%
Ryanair Holdings PLC–ADR (Ireland)(b)	58,800	1,603,476

Apparel, Accessories & Luxury Goods–2.32%
Liz Claiborne, Inc.(b)	462,200	2,653,028

Brewers–3.42%
Molson Coors Brewing Co.–Class B	79,808	3,908,198

Building Products–3.50%
Kingspan Group PLC (Ireland)(b)	471,400	3,988,301

Communications Equipment–3.57%
Plantronics, Inc.	110,000	2,652,100

Research In Motion Ltd. (Canada)(b)	24,200	1,421,266

		4,073,366

Environmental & Facilities Services–2.89%
Newalta Inc. (Canada)	466,858	3,297,093

Health Care Distributors–4.81%
Patterson Cos. Inc.(b)	215,000	5,488,950

Health Care Equipment–10.02%
Kinetic Concepts, Inc.(b)	169,400	5,622,386

Zimmer Holdings, Inc.(b)	110,500	5,808,985

		11,431,371

Home Furnishings–3.45%
Tempur-Pedic International Inc.(b)	203,200	3,935,984

Industrial Conglomerates–3.66%
DCC PLC (Ireland)	158,800	4,172,548

Industrial Machinery–1.58%
Graco Inc.	65,500	1,803,870

Internet Software & Services–4.39%
eBay Inc.(b)	225,000	5,010,750

Leisure Products–3.90%
Pool Corp.	227,000	4,444,660

Life & Health Insurance–4.55%
Unum Group	260,000	5,187,000

Managed Health Care–5.12%
UnitedHealth Group Inc.	225,000	5,838,750

Multi-Line Insurance–4.48%
Vienna Insurance Group (Austria)	90,723	5,107,390

Real Estate Services–3.19%
Jones Lang LaSalle Inc.	77,625	3,636,731

Research & Consulting Services–1.58%
Corporate Executive Board Co. (The)	75,000	1,800,750

Semiconductors–3.88%
International Rectifier Corp.(b)	242,010	4,423,943

Trading Companies & Distributors–3.32%
Grafton Group PLC (Ireland)(b)(c)	763,200	3,786,322

Trucking–4.23%
Con-way Inc.	146,300	4,826,437

Total Common Stocks & Other Equity Interests (Cost $107,516,981)		94,945,554

Money Market Funds–19.34%
Liquid Assets Portfolio–Institutional Class(d)	11,030,633	11,030,633

Premier Portfolio–Institutional Class(d)	11,030,633	11,030,633

Total Money Market Funds (Cost $22,061,266)		22,061,266

TOTAL INVESTMENTS–102.57% (Cost $129,578,247)		117,006,820

OTHER ASSETS LESS LIABILITIES–(2.57)%		(2,928,420)

NET ASSETS–100.00%		$114,078,400

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Each unit is comprised of one ordinary share of Euro 0.05, one C share and twenty Class A shares.
(d)	The money market fund and the Fund are affiliated by having the same investment advisor.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Trimark Endeavor Fund

Statement of Assets and Liabilities

October 31, 2009

Assets:
Investments, at value (Cost $107,516,981)	$94,945,554

Investments in affiliated money market funds, at value and cost	22,061,266

Total investments, at value (Cost $129,578,247)	117,006,820

Receivables for:
Fund shares sold	221,010

Dividends	98,065

Foreign currency contracts outstanding	36,037

Investment for trustee deferred compensation and retirement plans	8,645

Other assets	26,277

Total assets	117,396,854

Liabilities:
Payables for:
Investments purchased	2,874,893

Fund shares reacquired	248,475

Accrued fees to affiliates	96,469

Accrued other operating expenses	81,188

Trustee deferred compensation and retirement plans	17,429

Total liabilities	3,318,454

Net assets applicable to shares outstanding	$114,078,400

Net assets consist of:
Shares of beneficial interest	$145,858,317

Undistributed net investment income (loss)	(18,482)

Undistributed net realized gain (loss)	(19,233,242)

Unrealized appreciation (depreciation)	(12,528,193)

$114,078,400

Net Assets:
Class A	$78,496,051

Class B	$8,822,773

Class C	$16,994,654

Class R	$5,786,518

Class Y	$1,323,048

Institutional Class	$2,655,356

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	6,275,735

Class B	730,789

Class C	1,406,500

Class R	466,574

Class Y	105,457

Institutional Class	210,352

Class A:
Net asset value per share	$12.51

Maximum offering price per share
(Net asset value of $12.51 divided by 94.50%)	$13.24

Class B:
Net asset value and offering price per share	$12.07

Class C:
Net asset value and offering price per share	$12.08

Class R:
Net asset value and offering price per share	$12.40

Class Y:
Net asset value and offering price per share	$12.55

Institutional Class:
Net asset value and offering price per share	$12.62

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Trimark Endeavor Fund

Statement of Operations

For the year ended October 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $41,646)	$1,120,926

Dividends from affiliated money market funds	34,886

Total investment income	1,155,812

Expenses:
Advisory fees	629,835

Administrative services fees	50,000

Custodian fees	17,607

Distribution fees:
Class A	139,225

Class B	73,913

Class C	137,893

Class R	23,402

Transfer agent fees — A, B, C, R and Y	341,476

Transfer agent fees — Institutional	712

Trustees’ and officers’ fees and benefits	20,180

Other	178,905

Total expenses	1,613,148

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(13,714)

Net expenses	1,599,434

Net investment income (loss)	(443,622)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(6,308,712)

Foreign currencies	(51,155)

Foreign currency contracts	(387,480)

(6,747,347)

Change in net unrealized appreciation (depreciation) of:
Investment securities	35,664,702

Foreign currencies	28,433

Foreign currency contracts	(225,515)

35,467,620

Net realized and unrealized gain	28,720,273

Net increase in net assets resulting from operations	$28,276,651

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Trimark Endeavor Fund

Statement of Changes in Net Assets

For the years ended October 31, 2009 and 2008

	2009	2008

Operations:
Net investment income (loss)	$(443,622)	$353,386

Net realized gain (loss)	(6,747,347)	(12,698,620)

Change in net unrealized appreciation (depreciation)	35,467,620	(61,583,641)

Net increase (decrease) in net assets resulting from operations	28,276,651	(73,928,875)

Distributions to shareholders from net investment income:
Class A	(246,256)	(376,121)

Class R	(7,353)	(7,345)

Class Y	(1,734)	—

Institutional Class	(35,194)	(39,223)

Total distributions from net investment income	(290,537)	(422,689)

Distributions to shareholders from net realized gains:
Class A	—	(11,984,664)

Class B	—	(1,746,530)

Class C	—	(3,294,859)

Class R	—	(452,904)

Institutional Class	—	(460,266)

Total distributions from net realized gains	—	(17,939,223)

Share transactions-net:
Class A	6,142,014	(43,987,396)

Class B	(1,357,029)	(5,712,928)

Class C	(2,309,007)	(10,160,311)

Class R	(327,309)	2,611,447

Class Y	730,251	426,655

Institutional Class	(543,848)	(1,191,859)

Net increase (decrease) in net assets resulting from share transactions	2,335,072	(58,014,392)

Net increase (decrease) in net assets	30,321,186	(150,305,179)

Net assets:
Beginning of year	83,757,214	234,062,393

End of year (includes undistributed net investment income (loss) of $(18,482) and $267,156, respectively)	$114,078,400	$83,757,214

Notes to Financial Statements

October 31, 2009

NOTE 1—Significant Accounting Policies

AIM Trimark Endeavor Fund (the “Fund”) is a series portfolio of AIM Investment Funds (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under

12        AIM Trimark Endeavor Fund

certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the

13        AIM Trimark Endeavor Fund

laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

14        AIM Trimark Endeavor Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the “Advisor” or “Invesco Aim”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.745%

Next $250 million	0.73%

Next $500 million	0.715%

Next $1.5 billion	0.70%

Next $2.5 billion	0.685%

Next $2.5 billion	0.67%

Next $2.5 billion	0.655%

Over $10 billion	0.64%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisors”) the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).
  Effective July 1, 2009, the Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75% of average daily net assets, respectively, through at least February 28, 2011. In determining the Advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. (“Invesco”) described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. The Advisor did not waive fees and/or reimburse expenses under this expense limitation.
  Further, the Advisor has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended October 31, 2009, the Advisor waived advisory fees of $9,887.
  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $305.
  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2009, IADI advised the Fund that IADI retained $14,196 in front-end sales commissions from the sale of

15        AIM Trimark Endeavor Fund

Class A shares and $204, $14,699, $2,412 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Consumer Discretionary	$11,033,672	$—	$—	$11,033,672

Consumer Staples	3,908,198	4,526,636	—	8,434,834

Financials	8,823,731	5,107,390	—	13,931,121

Healthcare	22,759,071	—	—	22,759,071

Industrials	17,319,927	7,958,870	—	25,278,797

Information Technology	13,508,059	—	—	13,508,059

Money Market Funds	22,061,266	—	—	22,061,266

				117,006,820

Other Investments*	—	36,037	—	36,037

Total Investments	$99,413,924	$17,628,933	$—	$117,042,857

*	Other Investments includes foreign currency contracts, which are included at unrealized appreciation.

NOTE 4—Derivative Investments

Effective May 1, 2009, the Fund has implemented new required disclosures about derivative instruments and hedging activities in accordance with GAAP. GAAP has intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of October 31, 2009:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Currency risk(a)	$36,037	$—

(a)	Value is disclosed on the Statement of Assets and Liabilities under Foreign currency contracts outstanding.

16        AIM Trimark Endeavor Fund

Effect of Derivative Instruments for the six months ended October 31, 2009

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Foreign Currency Contracts*

Realized Gain (Loss)
Currency risk	$(510,180)

Change in Unrealized Appreciation
Currency risk	62,816

Total	$(447,364)

*	The average value of foreign currency contracts outstanding during the period was $4,152,060.

Open Foreign Currency Contracts
Settlement	Contract to					Unrealized
Date	Deliver		Receive		Value	Appreciation

01/15/10	EUR	3,000,000	USD	4,449,000	$4,412,963	$36,037

Currency Abbreviations:
EUR	– Euro
USD	– U.S. Dollar

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,522.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2009, the Fund paid legal fees of $2,958 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

17        AIM Trimark Endeavor Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2009 and 2008:

	2009	2008

Ordinary income	$290,537	$2,428,251

Long-term capital gain	—	15,933,661

Total distributions	$290,537	$18,361,912

Tax Components of Net Assets at Period-End:

2009

Net unrealized appreciation (depreciation)	$(13,127,662)

Net unrealized appreciation — other investments	7,197

Temporary book/tax differences	(18,482)

Capital loss carryforward	(18,640,970)

Shares of beneficial interest	145,858,317

Total net assets	$114,078,400

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of October 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2016	$12,275,183

October 31, 2017	6,365,787

Total capital loss carryforward	$18,640,970

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2009 was $22,925,244 and $39,443,611, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$11,687,551

Aggregate unrealized (depreciation) of investment securities	(24,815,213)

Net unrealized appreciation (depreciation) of investment securities	$(13,127,662)

Cost of investments for tax purposes is $130,134,482.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on October 31, 2009, undistributed net investment income (loss) was increased by $448,521, undistributed net realized gain (loss) was increased by $51,155 and shares of beneficial interest decreased by $499,676. This reclassification had no effect on the net assets of the Fund.

18        AIM Trimark Endeavor Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended October 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Class A	2,428,448	$25,395,088	2,030,805	$26,755,887

Class B	148,282	1,377,229	250,760	3,125,214

Class C	266,293	2,650,864	503,298	6,504,617

Class R	240,865	2,218,901	355,818	4,720,063

Class Y(b)	82,777	892,036	39,944	443,919

Institutional Class	56,044	503,565	119,428	1,555,730

Issued as reinvestment of dividends:
Class A	29,091	231,277	822,906	11,528,916

Class B	—	—	120,565	1,644,511

Class C	—	—	231,999	3,164,459

Class R	931	7,353	33,111	460,249

Class Y	218	1,734	—	—

Institutional Class	4,410	35,194	35,325	499,489

Automatic conversion of Class B shares to Class A shares:
Class A	102,815	977,151	143,172	1,826,640

Class B	(106,177)	(977,151)	(147,475)	(1,826,640)

Reacquired:
Class A(b)	(2,295,783)	(20,461,502)	(6,503,814)	(84,098,839)

Class B	(204,374)	(1,757,107)	(696,141)	(8,656,013)

Class C	(576,405)	(4,959,871)	(1,582,251)	(19,829,387)

Class R	(259,754)	(2,553,563)	(200,019)	(2,568,865)

Class Y	(15,641)	(163,519)	(1,841)	(17,264)

Institutional Class	(105,286)	(1,082,607)	(245,764)	(3,247,078)

Net increase (decrease) in share activity	(203,246)	$2,335,072	(4,690,174)	$(58,014,392)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 21% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	38,884	$432,389

Class A	(38,884)	(432,389)

19        AIM Trimark Endeavor Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset	Net	(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	investment	securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 10/31/09	$8.99	$(0.04)	$3.60	$3.56	$(0.04)	$—	$(0.04)	$12.51	39.91%	$78,496	1.71	%(d)	1.72	%(d)	(0.35	)%(d)	30%
Year ended 10/31/08	16.73	0.05	(6.42)	(6.37)	(0.04)	(1.33)	(1.37)	8.99	(41.00)	54,056	1.52		1.53		0.42		30
Year ended 10/31/07	15.66	0.07	1.82	1.89	—	(0.82)	(0.82)	16.73	12.44	159,244	1.35		1.39		0.40		39
Year ended 10/31/06	12.53	(0.02)	3.18	3.16	(0.03)	—	(0.03)	15.66	25.26	69,660	1.56		1.62		(0.16)		28
Year ended 10/31/05	11.53	0.01	0.99	1.00	—	—	—	12.53	8.67	55,124	1.66		1.71		0.04		15

Class B
Year ended 10/31/09	8.70	(0.10)	3.47	3.37	—	—	—	12.07	38.74	8,823	2.46	(d)	2.47	(d)	(1.10	)(d)	30
Year ended 10/31/08	16.30	(0.04)	(6.23)	(6.27)	—	(1.33)	(1.33)	8.70	(41.41)	7,771	2.27		2.28		(0.33)		30
Year ended 10/31/07	15.39	(0.06)	1.79	1.73	—	(0.82)	(0.82)	16.30	11.58	22,258	2.10		2.14		(0.35)		39
Year ended 10/31/06	12.38	(0.13)	3.14	3.01	—	—	—	15.39	24.31	14,104	2.31		2.37		(0.91)		28
Year ended 10/31/05	11.47	(0.08)	0.99	0.91	—	—	—	12.38	7.93	13,237	2.35		2.40		(0.65)		15

Class C
Year ended 10/31/09	8.70	(0.10)	3.48	3.38	—	—	—	12.08	38.85	16,995	2.46	(d)	2.47	(d)	(1.10	)(d)	30
Year ended 10/31/08	16.30	(0.04)	(6.23)	(6.27)	—	(1.33)	(1.33)	8.70	(41.41)	14,941	2.27		2.28		(0.33)		30
Year ended 10/31/07	15.39	(0.06)	1.79	1.73	—	(0.82)	(0.82)	16.30	11.58	41,790	2.10		2.14		(0.35)		39
Year ended 10/31/06	12.38	(0.13)	3.14	3.01	—	—	—	15.39	24.31	16,437	2.31		2.37		(0.91)		28
Year ended 10/31/05	11.47	(0.08)	0.99	0.91	—	—	—	12.38	7.93	12,910	2.35		2.40		(0.65)		15

Class R
Year ended 10/31/09	8.91	(0.06)	3.56	3.50	(0.01)	—	(0.01)	12.40	39.43	5,787	1.96	(d)	1.97	(d)	(0.60	)(d)	30
Year ended 10/31/08	16.59	0.02	(6.35)	(6.33)	(0.02)	(1.33)	(1.35)	8.91	(41.06)	4,317	1.77		1.78		0.17		30
Year ended 10/31/07	15.58	0.03	1.80	1.83	—	(0.82)	(0.82)	16.59	12.11	4,905	1.60		1.64		0.15		39
Year ended 10/31/06	12.48	(0.06)	3.18	3.12	(0.02)	—	(0.02)	15.58	25.04	812	1.81		1.87		(0.41)		28
Year ended 10/31/05	11.51	(0.02)	0.99	0.97	—	—	—	12.48	8.43	253	1.85		1.90		(0.15)		15

Class Y
Year ended 10/31/09	9.00	(0.01)	3.61	3.60	(0.05)	—	(0.05)	12.55	40.24	1,323	1.46	(d)	1.47	(d)	(0.10	)(d)	30
Year ended 10/31/08(e)	11.18	0.00	(2.18)	(2.18)	—	—	—	9.00	(19.50)	343	1.32	(f)	1.34	(f)	0.62	(f)	30

Institutional Class
Year ended 10/31/09	9.12	0.03	3.60	3.63	(0.13)	—	(0.13)	12.62	40.76	2,655	1.08	(d)	1.09	(d)	0.28	(d)	30
Year ended 10/31/08	16.94	0.12	(6.49)	(6.37)	(0.12)	(1.33)	(1.45)	9.12	(40.66)	2,329	0.98		0.99		0.96		30
Year ended 10/31/07	15.78	0.15	1.83	1.98	—	(0.82)	(0.82)	16.94	12.94	5,864	0.90		0.94		0.85		39
Year ended 10/31/06	12.61	0.05	3.20	3.25	(0.08)	—	(0.08)	15.78	25.91	4,567	1.05		1.11		0.35		28
Year ended 10/31/05	11.55	0.06	1.00	1.06	—	—	—	12.61	9.18	3,396	1.18		1.23		0.52		15

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $55,690, $7,391, $13,789, $4,680, $691 and $2,300 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008.
(f)	Annualized.

20        AIM Trimark Endeavor Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds
and Shareholders of AIM Trimark Endeavor Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Trimark Endeavor Fund (one of the funds constituting AIM Investment Funds, hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 15, 2009
Houston, Texas

21        AIM Trimark Endeavor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
A	$1,000.00	$1,300.40	$9.22	$1,017.19	$8.08	1.59%

B	1,000.00	1,295.10	13.54	1,013.41	11.88	2.34

C	1,000.00	1,294.70	13.53	1,013.41	11.88	2.34

R	1,000.00	1,298.40	10.66	1,015.93	9.35	1.84

Y	1,000.00	1,301.90	7.77	1,018.45	6.82	1.34

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22        AIM Trimark Endeavor Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Investment Funds is required under the Investment Company Act of 1940 to approve annually the renewal of the AIM Trimark Endeavor Fund (the Fund) investment advisory agreement with Invesco Aim Advisors, Inc. (Invesco Aim) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 16-17, 2009, the Board as a whole, and the disinterested or “independent” Trustees voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2009. In doing so, the Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Aim and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.
The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the management of a number of the series portfolios of the AIM Funds. This Sub-Committee structure permits the Trustees to focus on the performance of the AIM Funds that have been assigned to them. The Sub-Committees meet throughout the year to review the performance of their assigned funds, and the Sub-Committees review monthly and quarterly comparative performance information and periodic asset flow data for their assigned funds. These materials are prepared under the direction and supervision of the independent Senior Officer, an officer of the AIM Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management and review with these individuals the per-
formance, investment objective(s), policies, strategies and limitations of these funds.
     In addition to their meetings throughout the year, the Sub-Committees meet at designated contract renewal meetings each year to conduct an in-depth review of the performance, fees, expenses and other matters related to their assigned funds. During the contract renewal process, the Trustees receive comparative performance and fee data regarding the AIM Funds prepared by an independent company, Lipper, Inc. (Lipper), under the direction and supervision of the Senior Officer who also prepares a separate analysis of this information for the Trustees. Each Sub-Committee then makes recommendations to the Investments Committee regarding the fees and expenses of their assigned funds. The Investments Committee considers each Sub-Committee’s recommendations and makes its own recommendations regarding the fees and expenses of the AIM Funds to the full Board. The Investments Committee also considers each Sub-Committee’s recommendations in making its annual recommendation to the Board whether to approve the continuance of each AIM Fund’s investment advisory agreement and sub-advisory contracts for another year.
     The independent Trustees met separately during their evaluation of the Fund’s investment advisory agreement and sub-advisory contracts with independent legal counsel. The independent Trustees were also assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer. One responsibility of the Senior Officer is to manage the process by which the AIM Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. Accordingly, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer recommended that an independent written evaluation be provided and, at the direction of the Board, prepared an independent written evaluation.
     During the annual contract renewal process, the Board considered the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts. The Board considered all of the information provided to them, including information provided at their meetings throughout the year as part of their ongoing over-sight of the Fund, and did not identify any particular factor that was controlling. Each Trustee may have evaluated the information provided differently from another Trustee and attributed different weight to the various factors. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other AIM Funds are the result of years of review and negotiation between the Trustees and Invesco Aim, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
     The discussion below serves as a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, information set forth below is as of June 17, 2009, and does not reflect any changes that may have occurred since that date, including but not limited to changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.	Nature, Extent and Quality of Services Provided by Invesco Aim
The Board reviewed the advisory services provided to the Fund by Invesco Aim under the Fund’s investment advisory agreement, the performance of Invesco Aim in providing these services, and the credentials and experience of the officers and employees of Invesco Aim who provide these services. The Board’s review of the qualifications of Invesco Aim to provide these services included the Board’s consideration of Invesco Aim’s portfolio and product review process, various back office support functions provided by Invesco Aim and its affiliates, and Invesco Aim’s equity and

23	AIM Trimark Endeavor Fund	continued

fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Aim are appropriate and that Invesco Aim currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement.
     In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Aim and the Fund, as well as the Board’s knowledge of Invesco Aim’s operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Aim and its affiliates continue to take to improve the quality and efficiency of the services they provide to the AIM Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that the quality and efficiency of the services Invesco Aim and its affiliates provide to the AIM Funds in each of these areas support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
B.	Nature, Extent and Quality of Services Provided by Affiliated Sub-Advisers
The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated
Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are geographically dispersed in financial centers around the world, can provide research and other information and make recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques. The Board noted that investment decisions for the Fund are made by Invesco Trimark Ltd. (Invesco Trimark). The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Aim to utilize the additional resources and talent of the Affiliated
Sub-Advisers in managing the Fund.
C. Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Trimark currently manages assets of the Fund.
     The Board compared the Fund’s performance during the past one and three calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Aim or an Affiliated Sub-Adviser and against the Lipper Mid-Cap Core Funds Index. The Board noted that the Fund’s performance was in the third quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was above the performance of the Index for the one and five year periods and below the performance of the Index for the three year period. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance and this review did not change their conclusions. The Board noted that, in response to the Board’s focus on fund performance, Invesco Aim has taken a number of actions intended to improve the investment process for the funds.
D.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Aim or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the Fund’s contractual advisory fee rate was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that some comparative data was at least one year old and that other data did not reflect the market downturn that occurred in the fourth quarter of 2008. The Board noted that neither Invesco Aim nor its affiliates serve as an adviser to other mutual funds or other clients with investment strategies comparable to those of the Fund.
     The Board noted that Invesco Aim has agreed to reduce the per account transfer agent fee for all the retail funds, including the Fund, effective July 1, 2009. The Board also noted that Invesco Aim has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2010 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
     The Board also considered the services provided by the Affiliated
Sub-Advisers pursuant to the sub-advisory contracts and the services provided by Invesco Aim pursuant to the Fund’s advisory agreement, as well as the allocation of fees between Invesco Aim and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Aim to the Affiliated
Sub-Advisers, and that Invesco Aim and the Affiliated Sub-Advisers are affiliates.
     After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.
E.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes seven

24	AIM Trimark Endeavor Fund	continued

breakpoints, but that due to the Fund’s asset level at the end of the past calendar year, the Fund is not currently benefiting from the breakpoints. The Board concluded that the Fund’s advisory fees appropriately reflect economies of scale at current asset levels. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the AIM Funds and affiliates.
F.	Profitability and Financial Resources
The Board reviewed information from Invesco Aim concerning the costs of the advisory and other services that Invesco Aim and its affiliates provide to the Fund and the profitability of Invesco Aim and its affiliates in providing these services. The Board also reviewed information concerning the financial condition of Invesco Aim and its affiliates. The Board reviewed with Invesco Aim the methodology used to prepare the profitability information. The Board considered the overall profitability of Invesco Ltd., the ultimate parent of Invesco Aim and the Affiliated Sub-Advisers, and of Invesco Aim, as well as the profitability of Invesco Aim in connection with managing the Fund. The Board noted that Invesco Aim continues to operate at a net profit, although the reduction of assets under management as a result of market movements and the increase in voluntary fee waivers for affiliated money market funds have reduced the profitability of Invesco Aim and its affiliates. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Aim and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Aim is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Aim has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the sub-advisory contracts, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.
G.	Collateral Benefits to Invesco Aim and its Affiliates
The Board considered various other benefits received by Invesco Aim and its affiliates resulting from Invesco Aim’s relationship with the Fund, including the fees received by Invesco Aim and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Aim and its affiliates in providing these services and the organizational structure employed by Invesco Aim and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Aim and its affiliates are providing these services in a satisfactory manner and in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
     The Board considered the benefits realized by Invesco Aim and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Aim and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Aim’s and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Aim’s and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of Invesco Aim, these arrangements are consistent with regulatory requirements.
     The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Aim pursuant to procedures approved by the Board. The Board noted that Invesco Aim will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Aim has contractually agreed to waive through at least June 30, 2010, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Aim receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

25	AIM Trimark Endeavor Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2009:

Federal and State Income Tax

Qualified Dividend Income*	98.98%
Corporate Dividends Received Deduction*	98.98%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26        AIM Trimark Endeavor Fund

Trustees and Officers
The address of each trustee and officer of AIM Investment Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company) and Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC

		Formerly: President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®

		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Director, Vice President and Secretary, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management Inc.

		Formerly: Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Vice President, Invesco Institutional (N.A.), Inc. (registered investment advisor); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)

		Formerly: President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer and Managing Director, Invesco Aim Capital Management, Inc.; and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco Aim Private Asset Management, Inc. and The AIM Family of Funds®

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company; and Manager of the Fraud Prevention Department, Invesco Aim Investment Services, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, The AIM Family of Funds®, Invesco Global Asset Management (N.A.), Inc. (registered investment advisor), Invesco Institutional (N.A.), Inc., (registered investment advisor), INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment advisor) and Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.

		Formerly: Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company; and Global Head of Product Development, AIG-Global Investment Group, Inc.	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisors.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	Invesco Aim Advisors, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Suite 100	Suite 100	Suite 2900
	Houston, TX 77046-1173	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

Supplement to Annual Report dated 10/31/09
AIM Trimark Endeavor Fund

Institutional Class Shares
The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

Average Annual Total Returns
For periods ended 10/31/09

Inception	6.97%

5 Years	5.33

1 Year	40.61

Average Annual Total Returns
For periods ended 9/30/09, the most recent calendar quarter-end

Inception	7.49%

5 Years	5.96

1 Year	7.56

Institutional Class shares’ inception date is April 30, 2004. Returns since that date are historical returns. All other returns are blended returns of historical Institutional Class share performance and restated Class A share performance (for periods prior to the inception date of Institutional Class shares) at net asset value (NAV) and reflect the Rule 12b-1 fees applicable to Class A shares. Class A shares’ inception date is November 4, 2003.
     Institutional Class shares have no sales charge; therefore, performance is at NAV. Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.99%.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 1.00%. The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.
     Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.
1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2010. See current prospectus for more information.

Nasdaq Symbol	ATDIX

Over for information on your Fund’s expenses.

This supplement must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC
This material is for institutional investor use only and may not be quoted, reproduced, shown to the public or used in written form as sales literature for public use.
invescoaim.com       T-END-INS-1            Invesco Aim Distributors, Inc.

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HYPOTHETICAL
(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
Institutional	$1,000.00	$1,303.70	$5.98	$1,020.01	$5.24	1.03%

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Trimark Endeavor Fund

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. Click the Products & Performance tab at the top of the home page; click Mutual Funds; and then click Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.

If used after January 20, 2010, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco AimSM is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisers for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund’s prospectus for information on the fund’s subadvisers. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.
     It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

invescoaim.com	T-END-AR-1	Invesco Aim Distributors, Inc.

Annual Report to Shareholders	October 31, 2009

AIM Trimark Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor’s Report
22	Fund Expenses
23	Approval of Investment Advisory and Sub-Advisory Agreements
26	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
While the year covered by this report was difficult, economic conditions and market trends appeared more favorable at the close of the fiscal year than at its start. The 12 months ended October 31, 2009, included a sharp market sell-off in late 2008 that continued into early 2009 — when an abrupt rebound began.
Increased communication
This volatility prompted a greater-than-usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.
     Your questions, comments and suggestions gave me better insight into what was on your minds.
     As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of “Investment Perspective” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
     To access your Fund’s latest quarterly commentary, click on “Products and Performance” at the top of our website; next, select “Mutual Funds”; and then click on “Quarterly Commentary.”
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a rather robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward — often anticipating economic improvement or deterioration well before it arrives. In his most recent Monetary Report to the Congress, U.S. Federal Reserve Board Chairman Ben Bernanke testified that he anticipates a gradual economic recovery in 2010 with some acceleration in growth in 2011.1 I hope his guarded optimism proves to be accurate.
     Until then, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007, and just 2.7% in 2008.2 That same estimate suggests Americans saved 3.7% and 4.9% of their disposable personal income in the first and second quarters of 2009, respectively.2
     While a sustained reduction in consumer spending could delay or weaken a recovery, many families have decided that spending less and saving more makes sense — and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds can often be followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more, and to do so over a long time horizon — particularly in periods of economic hardship — it really is a reliable way to build an investment portfolio.
     If you’ve made a similar decision, it’s important that you work with an experienced, trusted financial advisor. A financial advisor can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest3 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.
     Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 U.S. Federal Reserve; 2 Bureau of Economic Analysis; 3 Pensions & Investments

2	AIM Trimark Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the economy and financial markets have shown some signs of hope, investors remain rightfully cautious. Staying with an appropriately diversified investment program focused on your individual long-term goals can be a wise course in such uncertain times. We believe the route to financial success is more like a marathon than a sprint.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance performance in ways that put your interests first.
     We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.’s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market’s decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.
     At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Click the “About Us” tab at the top of the home page; click “Legal Information”; and then click “Investment Advisory Agreement Renewals.”
     The website also contains news and market information, investment education, planning information, current reports and prospectuses for all the AIM Funds. I highly recommend it to you.
     You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.
Sincerely,

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

3	AIM Trimark Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2009, Class A shares of AIM Trimark Fund, at net asset value, underperformed the Fund’s broad market/style-specific index and its peer group index.
     Drivers of performance were largely stock specific. We attribute the Fund’s underperformance Versus its broad market/style-specific index mainly to below-market returns from select holdings in the financials sector. Select holdings in consumer-related sectors, industrials and information technology were among the largest contributors to performance during the fiscal year.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/08 to 10/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	14.18%

Class B Shares	13.43

Class C Shares	13.43

Class R Shares	13.99

Class Y Shares	14.57

MSCI World Index▼ (Broad Market/Style-Specific Index)	18.42

Lipper Global Multi-Cap Core Funds Index▼ (Peer Group Index)	19.40

▼Lipper Inc.

How we invest
We view ourselves as business people buying businesses, and we consider the purchase of a stock as an ownership interest in a business. We strive to develop a proprietary view of a business through in-depth, fundamental research that includes careful financial statement analysis and meetings with company management teams. We then seek to purchase businesses whose stock prices are below what we have calculated to be the true value of the company based on its future cash flows, management performance and business fundamentals.
     In conducting a comprehensive analysis of a company, we strive to identify U.S. or foreign stocks which have:
■	Potentially sustainable competitive advantages.

■	Strong long-term growth prospects

■	High barriers to entry.

■	Honest and capable management teams.
     Also central to the Trimark discipline is our adherence to an investment horizon of three to five years. We use this long-term approach because we believe good business strategies usually take that amount of time to implement and to produce strong earnings growth. We also use a concentrated portfolio approach, constructing a portfolio of about 30 to 40 stocks. We believe this allows each investment to materially affect the Fund’s performance. While the portfolio is concentrated, it is also diversified by business idea/investment thesis.
     While efforts are made to manage risk through diversifying by investment ideas, our primary method of attempting to manage risk is to purchase businesses that are trading below their estimated intrinsic values. Thus, if our assessment of a company’s future is incorrect and the stock declines in price, the impact may be tempered since we originally acquired the stock at less than its estimated intrinsic value. We believe intrinsic value represents the inherent business value of portfolio holdings based on our estimates of future company cash flow. However, intrinsic value estimates are independent of market price, and, as a result, market price may never reflect intrinsic value estimates, especially for an entire portfolio.
     Holdings are considered for sale if:
■	A more attractive investment opportunity exists.

■	The original thesis for buying the company changes due to a fundamental negative change in management strategy.

■	A fundamental negative change in the competitive environment occurs.

Market conditions and your Fund
The fiscal year was truly a tale of two markets. During the first four months of the fiscal year, global equity markets experienced steep declines as severe problems in the credit markets, a rapidly deteriorating housing market, rising energy and food prices and a deteriorating outlook for corporate earnings led to a global economic recession. However, the global economy began to show signs that the economic contraction was subsiding, and global equity markets rapidly reversed direction beginning in March 2009, and rallied strongly through most of the remaining months in the fiscal year.
     In this environment, sectors with the highest returns in the broad market as represented by the S&P 500 Index included more economically sensitive sectors such as information technology and consumer discretionary.1 Conversely, sectors with the lowest returns included less economically sensitive sectors such as consumer staples and health care.1
     Our investment approach focuses on individual businesses rather than market sectors. Therefore, your Fund shares little

Portfolio Composition
By sector

Consumer Staples	22.1%

Health Care	22.1

Information Technology	21.1

Industrials	13.6

Consumer Discretionary	7.9

Telecommunication Services	2.8

Financials	2.6

Money Market Funds Plus
Other Assets Less Liabilities	7.8

Top 10 Equity Holdings*

1. Nestle S.A.	10.6%

2. Microsoft Corp.	7.8

3. Roche Holding AG	6.0

4. Nokia Corp.	5.5

5. Synthes, Inc.	4.7

6. Cisco Systems, Inc.	4.4

7. Aryzta AG	4.2

8. Schindler Holding AG-Participation Certificates	4.1

9. Diageo PLC	3.8

10. Novartis AG	3.6

Total Net Assets	$20.6 million

Total Number of Holdings*	28
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
* Excluding money market fund holdings.

4	AIM Trimark Fund

in common with sector and/or regional weightings of the Fund’s indexes. However, if we were to broadly categorize businesses with which we had the most success during the fiscal year, our holdings in consumer-related sectors, industrials and information technology were the best performers. Alternatively, our holdings in the financials sector detracted the most from overall Returns. In terms of regions, our investments in European companies helped Fund performance the most, while our Latin American holdings contributed the least to overall returns.
     The top contributor to Fund performance during the fiscal year was German automobile manufacturer BMW. The company posted strong double-digit gains as it continued to record positive earnings in a very challenging economic environment.
     Tire manufacturer Nokian Renkaat Oyj (Nokian Tyres) also posted double-digit gains and was a large contributor to Fund performance. Based in Finland, Nokian Tyres is the largest manufacturer of winter and summer replacement tires in the Nordic—countries and one of the most profitable tire companies in the world. Over the past few years, it has grown rapidly in Eastern Europe, particularly in Russia. We believe Nokian Tyres has a sustainable competitive advantage over its competitors due to its niche market focus, constant renewal of its product selection, ownership of a distribution chain and a strong and unique corporate culture. The management team at Nokian Tyres has a good track record of acting in the best interest of its shareholders by allocating capital rationally to grow the company in the long term.
     The largest detractor from Fund performance for the fiscal year was Anglo Irish Bank. Our original thesis on the bank was that it had (1) a transparent relationship-driven model that created a stable and high-quality client base, (2) a good management team and (3) a conservative lending practice that was based on cash flow and required a large discount to intrinsic value. The global credit crisis and investors’ widespread aversion to risk caused Anglo Irish Bank’s share price to deteriorate.
     During most of 2008, we remained confident in Anglo Irish Bank’s long-term growth prospects, asset quality and management team — despite market concerns that the business would not survive and its equity would be subject to material dilution should government recapitalization occur. In December
2008, however, a couple of developments occurred at Anglo Irish Bank making it impossible for us to stand behind our investment thesis. First, the company’s chairman and CEO resigned because of questionable personal financial transactions. And second, the Irish government recapitalized the bank. These developments changed our assessment of the quality of Anglo Irish Bank’s management team and raised uncertainty about the sustainability of the bank’s business model and lending practices. As such, we eliminated the stock from the portfolio.
     Increased market volatility during the fiscal year presented us with a significant opportunity to purchase stakes in what we consider some of the best companies in a variety of industries at attractive prices. We took advantage of this opportunity by making some new investments and adding to many of our existing holdings. We also sold several holdings based on valuations and used the opportunity to upgrade the quality and risk-adjusted return potential of the Fund.
     Your Fund is made up of businesses that have dominant market share in their respective industries, distinct and potentially durable competitive advantages, healthy balance sheets (often with sizeable net cash balances), valuable intellectual property and/or hard assets, as well as embedded human capital value. They have resilient earnings power and in most cases they are more than capable of financing themselves without the need for any external sources of funding. Regardless of their perceived “cyclical” or “stable” characteristics, we believe each of these businesses has the ability to create wealth for their owners in the years ahead.
     Markets experienced a strong recovery during 2009. We would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial advisor to discuss your individual financial program.
     While we can never predict future Fund performance, we pledge to you that we will adhere to our discipline of being business people who buy businesses; we will continually strive to upgrade the quality of your Fund’s portfolio.
     We thank you for your investment in AIM Trimark Fund and for sharing our long-term investment perspective.
1 Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Dana Love
Chartered Financial Analyst, portfolio manager, is lead manager of AIM Trimark Fund. He began his investment career in 1993 and joined Invesco Trimark Investments in 1999. From 1995 to 1997, Mr. Love worked as an investment specialist at another investment firm. He earned a M.Sc. in finance from the London Business School and a B.A. in sociology from the University of Waterloo.
Jeff Hyrich
Chartered Financial Analyst, portfolio manager, is manager of AIM Trimark Fund. He began his investment career in 1997 and joined Invesco Trimark Investments in 1999. Mr. Hyrich earned a Bachelor of Commerce degree from the University of Manitoba.
Heather Peirce
Portfolio manager, is manager of AIM Trimark Fund. She began her investment career in 1991 and joined Invesco Trimark Investments in 2002. She earned a B.A. in economics and management studies from the University of Waterloo.

5	AIM Trimark Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Classes with Sales Charges since Inception
Index data from 10/31/03, Fund data from 11/4/03

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our web site — invescoaim.com. More detail is available to you at that site.

6	AIM Trimark Fund

Average Annual Total Returns
As of 10/31/09, including maximum applicable sales charges

Class A Shares

Inception (11/4/03)	1.11%

5 Years	0.58

1 Year	7.88

Class B Shares

Inception (11/4/03)	1.20%

5 Years	0.64

1 Year	8.43

Class C Shares

Inception (11/4/03)	1.34%

5 Years	0.99

1 Year	12.43

Class R Shares

Inception	1.84%

5 Years	1.49

1 Year	13.99

Class Y Shares

Inception	2.10%

5 Years	1.76

1 Year	14.57
Class R shares’ inception date is April 30, 2004. Returns since that date are historical returns. All other returns are blended returns of historical Class R share performance and restated Class A share performance (for periods prior to the inception date of Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. Class A shares’ inception date is November 4, 2003.
     Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as any fee waivers or expense reimbursements received by Class A shares.

Average Annual Total Returns
As of 9/30/09, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (11/4/03)	1.23%

5 Years	0.87

1 Year	-14.46

Class B Shares

Inception (11/4/03)	1.32%

5 Years	0.93

1 Year	-14.66

Class C Shares

Inception (11/4/03)	1.47%

5 Years	1.28

1 Year	-11.09

Class R Shares

Inception	1.98%

5 Years	1.79

1 Year	-9.72

Class Y Shares

Inception	2.24%

5 Years	2.07

1 Year	-9.28
Class A shares’ inception date is November 4, 2003.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R and Class Y shares was 1.84%, 2.59%, 2.59%, 2.09% and 1.59%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the advisor not waived fees and/ or reimbursed expenses, performance would have been lower.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

7	AIM Trimark Fund

AIM Trimark Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2009, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco Aim.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

■	The values of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted.

■	Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher, and there may be delays in settlement procedures.

■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

■	The prices of securities held by the Fund may decline in response to market risks.

About indexes used in this report
■	The MSCI World IndexSM is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

■	The Lipper Global Multi-Cap Core Funds Index is an equally weighted representation of the largest funds in the Lipper Global Multi-Cap Core Funds category. These funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P/Citigroup BMI.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results Include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analysts® (CFA®) designation is globally recognized and attests to a charter-holder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ATKAX
Class B Shares	ATKBX
Class C Shares	ATKCX
Class R Shares	ATKRX
Class Y Shares	ATKYX

8	AIM Trimark Fund

Schedule of Investments

October 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–92.16%
Denmark–1.88%
Alk-Abello A.S.	4,585	$388,057

Finland–8.70%
Nokia Corp.	90,100	1,136,734

Nokian Renkaat Oyj	30,793	656,764

		1,793,498

France–2.67%
Schneider Electric S.A.	5,300	550,407

Germany–4.67%
Adidas AG	10,400	481,313

Bayerische Motoren Werke AG	9,827	480,079

		961,392

Ireland–4.01%
Accenture PLC–Class A	12,463	462,128

Anglo Irish Bank Corp. Ltd.(a)	102,453	0

Ryanair Holdings PLC–ADR(a)	13,312	363,018

		825,146

Mexico–2.78%
America Movil S.A.B de C.V.–Series L–ADR	13,000	573,690

Switzerland–34.84%
Aryzta AG	22,584	873,984

Kuehne + Nagel International AG	3,600	325,810

Nestle S.A.	46,966	2,183,015

Novartis AG	14,217	741,537

Roche Holding AG	7,700	1,233,595

Schindler Holding AG–Participation Ctfs.	12,400	846,218

Synthes, Inc.	8,205	973,602

		7,177,761

United Kingdom–9.87%
Diageo PLC	48,500	790,370

Tesco PLC	105,326	702,782

Willis Group Holdings Ltd.	20,000	540,000

		2,033,152

United States–22.74%
Allergan, Inc.	9,300	523,125

Altera Corp.	11,500	227,585

CareFusion Corp.(a)	2,700	60,399

Cisco Systems, Inc.(a)	40,000	914,000

Kinetic Concepts, Inc.(a)	9,767	324,167

Medtronic, Inc.	8,700	310,590

Microsoft Corp.	58,100	1,611,113

Rockwell Collins, Inc.	14,200	715,396

		4,686,375

Total Common Stocks & Other Equity Interests (Cost $18,514,136)		18,989,478

Money Market Funds–3.47%
Liquid Assets Portfolio–Institutional Class(b)	356,977	356,977

Premier Portfolio–Institutional Class(b)	356,977	356,977

Total Money Market Funds (Cost $713,954)		713,954

TOTAL INVESTMENTS–95.63% (Cost $19,228,090)		19,703,432

OTHER ASSETS LESS LIABILITIES–4.37%		901,063

NET ASSETS–100.00%		$20,604,495

Investment Abbreviations:

ADR	– American Depositary Receipt
Ctfs.	– Certificates

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment advisor.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Trimark Fund

Statement of Assets and Liabilities

October 31, 2009

Assets:
Investments, at value (Cost $18,514,136)	$18,989,478

Investments in affiliated money market funds, at value and cost	713,954

Total investments, at value (Cost $19,228,090)	19,703,432

Foreign currencies, at value (Cost $898,290)	945,358

Receivables for:
Investments sold	57,082

Fund shares sold	3,363

Dividends	70,848

Investment for trustee deferred compensation and retirement plans	8,171

Other assets	23,991

Total assets	20,812,245

Liabilities:
Payables for:
Investments purchased	62,435

Fund shares reacquired	40,508

Accrued fees to affiliates	38,890

Accrued other operating expenses	55,138

Trustee deferred compensation and retirement plans	10,779

Total liabilities	207,750

Net assets applicable to shares outstanding	$20,604,495

Net assets consist of:
Shares of beneficial interest	$31,996,157

Undistributed net investment income (loss)	(11,774)

Undistributed net realized gain (loss)	(11,906,984)

Unrealized appreciation	527,096

$20,604,495

Net Assets:
Class A	$12,477,960

Class B	$3,261,145

Class C	$4,103,449

Class R	$551,814

Class Y	$203,527

Institutional Class	$6,600

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	1,331,618

Class B	356,191

Class C	447,953

Class R	59,211

Class Y	21,670

Institutional Class	699

Class A:
Net asset value per share	$9.37

Maximum offering price per share
(Net asset value of $9.37 divided by 94.50%)	$9.92

Class B:
Net asset value and offering price per share	$9.16

Class C:
Net asset value and offering price per share	$9.16

Class R:
Net asset value and offering price per share	$9.32

Class Y:
Net asset value and offering price per share	$9.39

Institutional Class:
Net asset value and offering price per share	$9.44

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Trimark Fund

Statement of Operations

For the year ended October 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $43,213)	$441,857

Dividends from affiliated money market funds	143

Total investment income	442,000

Expenses:
Advisory fees	162,851

Administrative services fees	50,000

Custodian fees	47,610

Distribution fees:
Class A	31,475

Class B	31,986

Class C	39,304

Class R	2,268

Transfer agent fees — A, B, C, R and Y	101,833

Transfer agent fees — Institutional	4

Trustees’ and officers’ fees and benefits	18,557

Registration and filing fees	62,913

Professional services fees	49,433

Other	34,449

Total expenses	632,683

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(134,491)

Net expenses	498,192

Net investment income (loss)	(56,192)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(8,023,893)

Foreign currencies	(133,773)

(8,157,666)

Change in net unrealized appreciation of:
Investment securities	9,954,199

Foreign currencies	179,875

10,134,074

Net realized and unrealized gain	1,976,408

Net increase in net assets resulting from operations	$1,920,216

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Trimark Fund

Statement of Changes in Net Assets

For the years ended October 31, 2009 and 2008

	2009	2008

Operations:
Net investment income (loss)	$(56,192)	$535,861

Net realized gain (loss)	(8,157,666)	(3,492,561)

Change in net unrealized appreciation (depreciation)	10,134,074	(21,520,662)

Net increase (decrease) in net assets resulting from operations	1,920,216	(24,477,362)

Distributions to shareholders from net investment income:
Class A	(306,339)	(826,569)

Class B	(14,500)	(143,155)

Class C	(16,687)	(194,314)

Class R	(6,150)	(9,997)

Class Y	(5,187)	—

Institutional Class	(163)	(226)

Total distributions from net investment income	(349,026)	(1,174,261)

Distributions to shareholders from net realized gains:
Class A	—	(3,579,676)

Class B	—	(881,905)

Class C	—	(1,197,070)

Class R	—	(48,071)

Institutional Class	—	(813)

Total distributions from net realized gains	—	(5,707,535)

Share transactions-net:
Class A	(4,840,572)	(17,282,839)

Class B	(1,131,447)	(1,746,682)

Class C	(1,044,824)	(1,487,997)

Class R	17,883	279,328

Class Y	(17,468)	240,396

Institutional Class	163	1,039

Net increase (decrease) in net assets resulting from share transactions	(7,016,265)	(19,996,755)

Net increase (decrease) in net assets	(5,445,075)	(51,355,913)

Net assets:
Beginning of year	26,049,570	77,405,483

End of year (includes undistributed net investment income (loss) of $(11,774) and $329,964, respectively)	$20,604,495	$26,049,570

Notes to Financial Statements

October 31, 2009

NOTE 1—Significant Accounting Policies

AIM Trimark Fund (the “Fund”) is a series portfolio of AIM Investment Funds (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.

12        AIM Trimark Fund

  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

13        AIM Trimark Fund

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

14        AIM Trimark Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the “Advisor” or “Invesco Aim”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.80%

Next $250 million	0.78%

Next $500 million	0.76%

Next $1.5 billion	0.74%

Next $2.5 billion	0.72%

Next $2.5 billion	0.70%

Next $2.5 billion	0.68%

Over $10 billion	0.66%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisors”) the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).
  Effective July 1, 2009, the Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 2.25%, 3.00%, 3.00%, 2.50%, 2.00% and 2.00% of average daily net assets, respectively, through at least February 28, 2011. Prior to July 1, 2009, the Advisor had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 2.15%, 2.90%, 2.90%, 2.40%, 1.90% and 1.90%, respectively. In determining the Advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. (“Invesco”) described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.
  Further, the Advisor has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended October 31, 2009, the Advisor waived advisory fees $51,939 and reimbursed class level expenses of $50,260, $12,769, $15,691, $1,811, $712 and $2 of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $107.
  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

15        AIM Trimark Fund

  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2009, IADI advised the Fund that IADI retained $2,755 in front-end sales commissions from the sale of Class A shares and $0, $7,396, $685 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Denmark	$—	$388,057	$—	$388,057

Finland	—	1,793,498	—	1,793,498

France	—	550,407	—	550,407

Germany	—	961,392	—	961,392

Ireland	825,146	—	—	825,146

Mexico	573,690	—	—	573,690

Switzerland	873,984	6,303,777	—	7,177,761

United Kingdom	540,000	1,493,152	—	2,033,152

United States	5,400,329	—	—	5,400,329

Total Investments	$8,213,149	$11,490,283	$—	$19,703,432

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,200.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2009, the Fund paid legal fees of $2,816 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the

16        AIM Trimark Fund

custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2009 and 2008:

	2009	2008

Ordinary income	$349,026	$1,468,711

Long-term capital gain	—	5,413,085

Total distributions	$349,026	$6,881,796

Tax Components of Net Assets at Period-End:

2009

Net unrealized appreciation (depreciation) — investments	$(89,767)

Net unrealized appreciation — other investments	51,754

Temporary book/tax differences	(11,774)

Capital loss carryforward	(11,341,875)

Shares of beneficial interest	31,996,157

Total net assets	$20,604,495

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of October 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2016	$2,907,678

October 31, 2017	8,434,197

Total capital loss carryforward	$11,341,875

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2009 was $5,773,143 and $14,195,048, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$2,312,942

Aggregate unrealized (depreciation) of investment securities	(2,402,709)

Net unrealized appreciation (depreciation) of investment securities	$(89,767)

Cost of investments for tax purposes is $19,793,199.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on October 31, 2009, undistributed net investment income (loss) was increased by $63,480, undistributed net realized gain (loss) was increased by $133,773 and shares of beneficial interest decreased by $197,253. This reclassification had no effect on the net assets of the Fund.

17        AIM Trimark Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended October 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Sold:
Class A	104,683	$813,843	587,029	$7,621,006

Class B	30,029	233,893	91,754	1,187,518

Class C	71,529	548,929	259,196	3,648,986

Class R	18,257	138,313	22,116	268,136

Class Y(b)	11,254	83,043	23,506	240,396

Issued as reinvestment of dividends:
Class A	38,937	284,631	302,684	4,177,042

Class B	1,890	13,568	70,269	943,717

Class C	2,092	15,039	97,865	1,315,307

Class R	845	6,150	4,235	58,068

Class Y	566	4,139	—	—

Institutional Class	22	163	74	1,039

Automatic conversion of Class B shares to Class A shares:
Class A	58,274	445,569	80,526	992,455

Class B	(59,527)	(445,569)	(83,044)	(992,455)

Reacquired:(c)
Class A(b)	(841,445)	(6,384,615)	(2,277,672)	(30,073,342)

Class B	(124,624)	(933,339)	(235,916)	(2,885,462)

Class C	(211,042)	(1,608,792)	(534,248)	(6,452,290)

Class R	(16,956)	(126,580)	(3,992)	(46,876)

Class Y	(13,656)	(104,650)	—	—

Net increase (decrease) in share activity	(928,872)	$(7,016,265)	(1,595,618)	$(19,996,755)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 18% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	22,397	$229,344

Class A	(22,397)	(229,344)

(c)	Net of redemption fees of $63 and $6,357 allocated among the classes based on relative net assets of each class for the years ended October 31, 2009 and 2008, respectively.

18        AIM Trimark Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net		Ratio of net
	Net asset	Net		(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	investment		securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)		unrealized)	operations	income	gains	Distributions	of period(a)	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 10/31/09	$8.38	$(0.00	)(d)	$1.15	$1.15	$(0.16)	$—	$(0.16)	$9.37	14.31%	$12,478	2.20	%(e)	2.85	%(e)	(0.02	)%(e)	29%
Year ended 10/31/08	16.47	0.17	(d)	(6.60)	(6.43)	(0.31)	(1.35)	(1.66)	8.38	(43.01)	16,512	1.84		1.84		1.27		41
Year ended 10/31/07	14.38	0.30	(d)	2.36	2.66	—	(0.57)	(0.57)	16.47	19.02	53,990	1.66		1.70		1.90		59
Year ended 10/31/06	11.44	(0.04	)(d)	3.14	3.10	—	(0.16)	(0.16)	14.38	27.40	31,258	2.03		2.08		(0.31)		59
Year ended 10/31/05	10.38	(0.04)		1.10	1.06	—	—	—	11.44	10.21	18,368	2.21		2.53		(0.46)		44

Class B
Year ended 10/31/09	8.10	(0.06	)(d)	1.15	1.09	(0.03)	—	(0.03)	9.16	13.57	3,261	2.95	(e)	3.60	(e)	(0.77	)(e)	29
Year ended 10/31/08	15.99	0.07	(d)	(6.39)	(6.32)	(0.22)	(1.35)	(1.57)	8.10	(43.44)	4,118	2.59		2.59		0.52		41
Year ended 10/31/07	14.08	0.18	(d)	2.30	2.48	—	(0.57)	(0.57)	15.99	18.11	10,640	2.41		2.45		1.15		59
Year ended 10/31/06	11.29	(0.13	)(d)	3.08	2.95	—	(0.16)	(0.16)	14.08	26.42	7,549	2.78		2.83		(1.06)		59
Year ended 10/31/05	10.31	(0.12)		1.10	0.98	—	—	—	11.29	9.51	6,315	2.90		3.22		(1.15)		44

Class C
Year ended 10/31/09	8.10	(0.06	)(d)	1.15	1.09	(0.03)	—	(0.03)	9.16	13.57	4,103	2.95	(e)	3.60	(e)	(0.77	)(e)	29
Year ended 10/31/08	16.00	0.07	(d)	(6.40)	(6.33)	(0.22)	(1.35)	(1.57)	8.10	(43.48)	4,744	2.59		2.59		0.52		41
Year ended 10/31/07	14.09	0.18	(d)	2.30	2.48	—	(0.57)	(0.57)	16.00	18.10	12,199	2.41		2.45		1.15		59
Year ended 10/31/06	11.29	(0.13	)(d)	3.09	2.96	—	(0.16)	(0.16)	14.09	26.51	6,621	2.78		2.83		(1.06)		59
Year ended 10/31/05	10.31	(0.12)		1.10	0.98	—	—	—	11.29	9.51	5,671	2.90		3.22		(1.15)		44

Class R
Year ended 10/31/09	8.30	(0.02	)(d)	1.16	1.14	(0.12)	—	(0.12)	9.32	14.13	552	2.45	(e)	3.10	(e)	(0.27	)(e)	29
Year ended 10/31/08	16.34	0.13	(d)	(6.54)	(6.41)	(0.28)	(1.35)	(1.63)	8.30	(43.17)	474	2.09		2.09		1.02		41
Year ended 10/31/07	14.31	0.26	(d)	2.34	2.60	—	(0.57)	(0.57)	16.34	18.68	567	1.91		1.95		1.65		59
Year ended 10/31/06	11.41	(0.07	)(d)	3.13	3.06	—	(0.16)	(0.16)	14.31	27.12	220	2.28		2.33		(0.56)		59
Year ended 10/31/05	10.37	(0.03)		1.07	1.04	—	—	—	11.41	10.03	60	2.40		2.72		(0.65)		44

Class Y
Year ended 10/31/09	8.38	0.02	(d)	1.15	1.17	(0.16)	—	(0.16)	9.39	14.57	204	1.95	(e)	2.60	(e)	0.23	(e)	29
Year ended 10/31/08(f)	10.24	0.01	(d)	(1.87)	(1.86)	—	—	—	8.38	(18.16)	197	1.78	(g)	1.78	(g)	1.32	(g)	41

Institutional Class
Year ended 10/31/09	8.51	0.03	(d)	1.14	1.17	(0.24)	—	(0.24)	9.44	14.58	7	1.87	(e)	2.17	(e)	0.31	(e)	29
Year ended 10/31/08	16.68	0.22	(d)	(6.67)	(6.45)	(0.37)	(1.35)	(1.72)	8.51	(42.68)	6	1.40		1.40		1.70		41
Year ended 10/31/07	14.51	0.36	(d)	2.38	2.74	—	(0.57)	(0.57)	16.68	19.41	10	1.27		1.31		2.29		59
Year ended 10/31/06	11.50	0.01	(d)	3.16	3.17	—	(0.16)	(0.16)	14.51	27.87	14	1.64		1.69		0.08		59
Year ended 10/31/05	10.40	(0.02)		1.12	1.10	—	—	—	11.50	10.58	11	1.90		2.00		(0.15)		44

(a)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Calculated using average shares outstanding.
(e)	Ratios are based on average daily net assets (000’s omitted) of $12,590, $3,199, $3,930, $454, $178 and $6 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

19        AIM Trimark Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds
and Shareholders of AIM Trimark Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Trimark Fund (one of the funds constituting AIM Investment Funds, hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 15, 2009
Houston, Texas

20        AIM Trimark Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2,4]	(10/31/09)	Period[2,5]	Ratio[3]
A	$1,000.00	$1,252.70	$12.55	$1,014.06	$11.22	2.21%

B	1,000.00	1,249.70	16.78	1,010.28	15.00	2.96

C	1,000.00	1,248.00	16.77	1,010.28	15.00	2.96

R	1,000.00	1,251.00	13.96	1,012.80	12.48	2.46

Y	1,000.00	1,253.70	11.13	1,015.32	9.96	1.96

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
[3]	Effective July 1, 2009, the fund’s advisor has contractually agreed, through at least February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses of Class A, Class B, Class C, Class R and Class Y shares to 2.25%, 3.00%, 3.00%, 2.50% and 2.00%, respectively. The annualized expense ratio restated as if this agreement had been in effect throughout the entire most recent fiscal half year are 2.25%, 3.00%, 3.00%, 2.50% and 2.00% for Class A, Class B, Class C, Class R and Class Y shares, respectively.
[4]	The actual expenses paid restated as if the change discussed above in footnote 3 had been in effect through the entire most recent fiscal half year are $12.78, $17.01, $17.00, $14.18 and $11.36 for Class A, Class B, Class C, Class R and Class Y shares, respectively.
[5]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period multiplied by 184/365 to reflect a one-half year period. The hypothetical expenses paid restated as if the changes discussed above in footnote 3 had been in effect throughout the most recent fiscal half year are $11.42, $15.20, $15.20, $12.68 and $10.16 for Class A, Class B, Class C, Class R and Class Y shares, respectively.

21        AIM Trimark Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of Invesco AIM Investment Funds is required under the Investment Company Act of 1940 to approve annually the renewal of the AIM Trimark Fund (the Fund) investment advisory agreement with Invesco Aim Advisors, Inc. (Invesco Aim) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 16-17, 2009, the Board as a whole, and the disinterested or “independent” Trustees voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2009. In doing so, the Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Aim and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.
The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the management of a number of the series portfolios of the AIM Funds. This Sub-Committee structure permits the Trustees to focus on the performance of the AIM Funds that have been assigned to them. The Sub-Committees meet throughout the year to review the performance of their assigned funds, and the Sub-Committees review monthly and quarterly comparative performance information and periodic asset flow data for their assigned funds. These materials are prepared under the Direction and supervision of the independent Senior Officer, an officer of the AIM Funds who Reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management and review with these individuals the performance, investment objective(s), policies, strategies and limitations of these funds.
     In addition to their meetings throughout the year, the Sub-Committees meet at designated contract renewal meetings each year to conduct an in-depth review of the performance, fees, expenses and other matters related to their assigned funds. During the contract renewal process, the Trustees receive comparative performance and fee data regarding the AIM Funds prepared by an independent company, Lipper, Inc. (Lipper), under the direction and supervision of the Senior Officer who also prepares a separate analysis of this information for the Trustees. Each Sub-Committee then makes recommendations to the Investments Committee regarding the fees and expenses of their assigned funds. The Investments Committee considers each Sub-Committee’s recommendations and makes its own recommendations regarding the fees and expenses of the AIM Funds to the full Board. The Investments Committee also considers each Sub-Committee’s recommendations in making its annual recommendation to the Board whether to approve the continuance of each AIM Fund’s investment advisory agreement and sub-advisory contracts for another year.
     The independent Trustees met separately during their evaluation of the Fund’s investment advisory agreement and sub-advisory contracts with independent legal counsel. The independent Trustees were also assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer. One responsibility of the Senior Officer is to manage the process by which the AIM Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. Accordingly, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer recommended that an independent written evaluation be provided and, at the direction of the Board, prepared an independent written evaluation.
     During the annual contract renewal process, the Board considered the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts. The Board considered all of the information provided to them, including information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any particular factor that was controlling. Each Trustee may have evaluated the information provided differently from another Trustee and attributed different weight to the various factors. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other AIM Funds are the result of years of review and negotiation between the Trustees and Invesco Aim, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
     The discussion below serves as a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, information set forth below is as of June 17, 2009, and does not reflect any changes that may have occurred since that date, including but not limited to changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.	Nature, Extent and Quality of Services Provided by Invesco Aim
The Board reviewed the advisory services provided to the Fund by Invesco Aim under the Fund’s investment advisory agreement, the performance of Invesco Aim in providing these services, and the credentials and experience of the officers and employees of Invesco Aim who provide these services. The Board’s review of the qualifications of Invesco Aim to provide these services included the Board’s consideration of Invesco Aim’s portfolio and product review process, various back office support functions provided by Invesco Aim and its affiliates, and Invesco Aim’s equity and

22	AIM Trimark Fund	continued

fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Aim are appropriate and that Invesco Aim currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement.
     In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Aim and the Fund, as well as the Board’s knowledge of Invesco Aim’s operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Aim and its affiliates continue to take to improve the quality and efficiency of the services they provide to the AIM Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that the quality and efficiency of the services Invesco Aim and its affiliates provide to the AIM Funds in each of these areas support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
B.	Nature, Extent and Quality of Services Provided by Affiliated Sub-Advisers
The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are geographically dispersed in financial centers around the world, can provide research and other information and make recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques. The Board noted that investment decisions for the Fund are made by Invesco Trimark Ltd. (Invesco Trimark). The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Aim to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Fund.
C.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Trimark currently manages assets of the Fund.
     The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco AIM or an Affiliated Sub-Adviser and against the Lipper Global Multi-Cap Core Funds Index. The Board noted that the Fund’s performance was in the fourth quintile of its Lipper performance universe for the one and five year periods and the third quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was below the performance of the Index for the one, three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance and this review did not change their conclusions. The Board noted that, in response to the Board’s focus on fund performance, Invesco Aim has taken a number of actions intended to improve the investment process for the funds.
D.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group that are not managed by Invesco Aim or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the Fund’s contractual advisory fee rate was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that some comparative data was at least one year old and that other data did not reflect the market downturn that occurred in the fourth quarter of 2008.
     The Board also compared the Fund’s effective fee rate (the advisory fee after any advisory fee waivers and before any expense limitations/waivers) to the advisory fee rates of other clients of Invesco Aim and its affiliates with investment strategies comparable to those of the Fund, including eight Canadian funds advised by Invesco Trimark. The Board noted that the Fund’s rate was below the effective fee rates for seven of the Canadian funds and above the rate for the other Canadian fund. The Board also noted that the sub-advisory fee rate of the Fund was below the sub-advisory fee rate of four foreign funds sub-advised by Invesco Trimark.
     The Board noted that Invesco Aim contractually agreed to continue to waive fees and/or limit expenses of the Fund through at least June 30, 2010 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that the specified percentage before the waiver becomes effective has been increased effective July 1, 2009, and that the waiver will have a smaller impact on expenses during the coming year. The Board also noted that Invesco Aim has agreed to reduce the per account transfer agent fee for all the retail funds, including the Fund, effective July 1, 2009.
     The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services provided by Invesco Aim pursuant to the Fund’s advisory agreement, as well as the allocation of fees between Invesco Aim and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Aim to the Affiliated Sub-Advisers, and that Invesco Aim and the Affiliated Sub-Advisers are affiliates.
     After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the comparative advisory fee information discussed

23	AIM Trimark Fund	continued

above, the expense limitations and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.
E.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes seven breakpoints, but that due to the Fund’s asset level at the end of the past calendar year, the Fund is not currently benefiting from the breakpoints. The Board concluded that the Fund’s advisory fees appropriately reflect economies of scale at current asset levels. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the AIM Funds and affiliates.
F.	Profitability and Financial Resources
The Board reviewed information from Invesco Aim concerning the costs of the advisory and other services that Invesco Aim and its affiliates provide to the Fund and the profitability of Invesco Aim and its affiliates in providing these services. The Board also reviewed information concerning the financial condition of Invesco Aim and its affiliates. The Board reviewed with Invesco Aim the methodology used to prepare the profitability information. The Board considered the overall profitability of Invesco Ltd., the ultimate parent of Invesco Aim and the Affiliated Sub-Advisers, and of Invesco Aim, as well as the profitability of Invesco Aim in connection with managing the Fund. The Board noted that Invesco Aim continues to operate at a net profit, although the reduction of assets under management as a result of market movements and the increase in voluntary fee waivers for affiliated money market funds have reduced the profitability of Invesco Aim and its affiliates. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Aim and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Aim is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Aim has the financial resources necessary to fulfill these obligations. The Board considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the sub-advisory contracts, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.
G.	Collateral Benefits to Invesco Aim and its Affiliates
The Board considered various other benefits received by Invesco Aim and its affiliates resulting from Invesco Aim’s relationship with the Fund, including the fees received by Invesco Aim and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Aim and its affiliates in providing these services and the organizational structure employed by Invesco Aim and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Aim and its affiliates are providing these services in a satisfactory manner and in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
The Board considered the benefits realized by Invesco Aim and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Aim and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Aim’s and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Aim’s and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of Invesco Aim, these arrangements are consistent with regulatory requirements.
The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Aim pursuant to procedures approved by the Board. The Board noted that Invesco Aim will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Aim has contractually agreed to waive through at least June 30, 2010, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Aim receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

24	AIM Trimark Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2009:

Federal and State Income Tax

Qualified Dividend Income*	98.70%
Corporate Dividends Received Deduction*	32.52%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25        AIM Trimark Fund

Trustees and Officers
The address of each trustee and officer of AIM Investment Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company) and Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC

		Formerly: President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®

		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Director, Vice President and Secretary, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management Inc.

		Formerly: Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Vice President, Invesco Institutional (N.A.), Inc. (registered investment advisor); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)

		Formerly: President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer and Managing Director, Invesco Aim Capital Management, Inc.; and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco Aim Private Asset Management, Inc. and The AIM Family of Funds®

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company; and Manager of the Fraud Prevention Department, Invesco Aim Investment Services, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, The AIM Family of Funds®, Invesco Global Asset Management (N.A.), Inc. (registered investment advisor), Invesco Institutional (N.A.), Inc., (registered investment advisor), INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment advisor) and Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.

		Formerly: Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company; and Global Head of Product Development, AIG-Global Investment Group, Inc.	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisors.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	Invesco Aim Advisors, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Suite 100	Suite 100	Suite 2900
	Houston, TX 77046-1173	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

Supplement to Annual Report dated 10/31/09
AIM Trimark Fund

Institutional Class Shares
The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

Average Annual Total Returns
For periods ended 10/31/09

Inception	2.41%

5 Years	2.09

1 Year	14.58

Average Annual Total Returns
For periods ended 9/30/09, the most recent calendar
quarter-end

Inception	2.53%

5 Years	2.39

1 Year	-9.32

Institutional Class shares’ inception date is April 30, 2004. Returns since that date are historical returns. All other returns are blended returns of historical Institutional Class share performance and restated Class A share performance (for periods prior to the inception date of Institutional Class shares) at net asset value (NAV) and reflect the Rule 12b-1 fees applicable to Class A shares. Class A shares’ inception date is November 4, 2003.
     Institutional Class shares have no sales charge; therefore, performance is at NAV. Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 1.40%. The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.
     Had the advisor not waived fees and/ or reimbursed expenses, performance would have been lower.
     Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.

Nasdaq Symbol	ATKIX

Over for information on your Fund’s expenses.

This supplement must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC
This material is for institutional investor use only and may not be quoted, reproduced, shown to the public or used in written form as sales literature for public use.
invescoaim.com       T-TRI-INS-1            Invesco Aim Distributors, Inc.

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HYPOTHETICAL
(5% annual return before
		ACTUAL		expenses)

Expenses
	Beginning	Ending	Expenses	Ending	Paid During	Annualized
	Account Value	Account Value	Paid During	Account Value	Period	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2,4]	(10/31/09)	2, 5	Ratio[3]
Institutional	$1,000.00	$1,255.30	$10.63	$1,015.78	$9.50	1.87%

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
[3]	Effective July 1, 2009, the fund’s advisor has contractually agreed, through at least February 28, 2011, to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses of the Institutional Class shares to 2.00% of average daily net assets. The annualized expense ratio restated as if this agreement had been in effect throughout the most recent fiscal half year is 2.00% for the Institutional Class shares.
[4]	The actual expenses paid restated if the changes discussed above in footnote 3 had been in effect throughout the entire most recent fiscal half year is $11.37 for the Institutional Class shares.
[5]	The hypothetical expenses paid restated as if the changes discussed above in footnote 3 had been in effect throughout the entire most recent fiscal half year is $10.16 for the Institutional Class shares.

AIM Trimark Fund

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. Click the Products & Performance tab at the top of the home page; click Mutual Funds; and then click Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.

If used after January 20, 2010, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco AimSM is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisers for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund’s prospectus for information on the fund’s subadvisers.
Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.
     It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

invescoaim.com	T-TRI-AR-1	Invesco Aim Distributors, Inc.

Annual Report to Shareholders	October 31, 2009

AIM Trimark Small Companies Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Agreements
27	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:
While the year covered by this report was difficult, economic conditions and market trends appeared more favorable at the close of the fiscal year than at its start. The 12 months ended October 31, 2009, included a sharp market sell-off in late 2008 that continued into early 2009 – when an abrupt rebound began.
Increased communication
This volatility prompted a greater-than-usual number of mutual fund shareholders to contact me. Some of you took the time to write a letter while others of you emailed me at phil@invescoaim.com.
     Your questions, comments and suggestions gave me better insight into what was on your minds.
     As a result, Invesco Aim’s investment professionals and I have increased our efforts to stay in touch with and share our views with you. We increased the number of “Investment Perspective” articles on our website, invescoaim.com. Through these articles, we’ve tried to provide timely market commentary, general investor education information and sector updates. I hope you’ll take a moment to read them and let me know if you find them useful.
     To access your Fund’s latest quarterly commentary, click on “Products and Performance” at the top of our website; next, select “Mutual Funds”; and then click on “Quarterly Commentary.”
Guarded optimism
Despite a steady stream of bad economic news, markets in the U.S. and around the world began a rather robust recovery in March 2009. History has shown that no matter how positive or negative the economic news of the day may be, markets tend to look forward – often anticipating economic improvement or deterioration well before it arrives. In his most recent Monetary Report to the Congress, U.S. Federal Reserve Board Chairman Ben Bernanke testified that he anticipates a gradual economic recovery in 2010 with some acceleration in growth in 2011.1 I hope his guarded optimism proves to be accurate.
     Until then, many Americans have decided to spend less and save more. One government estimate suggests Americans saved just 1.7% of their disposable personal income in 2007, and just 2.7% in 2008.2 That same estimate suggests Americans saved 3.7% and 4.9% of their disposable personal income in the first and second quarters of 2009, respectively.2

     While a sustained reduction in consumer spending could delay or weaken a recovery, many families have decided that spending less and saving more makes sense – and they are to be applauded for doing so. After all, while we can’t control market returns, we can control how much we regularly save and invest.
     Markets rise and fall, and sharp, sudden rebounds can often be followed by unpleasant, abrupt market downturns. While it may be difficult to save and invest more, and to do so over a long time horizon – particularly in periods of economic hardship – it really is a reliable way to build an investment portfolio.
     If you’ve made a similar decision, it’s important that you work with an experienced, trusted financial advisor. A financial advisor can help you prepare for 2010 by updating you on market conditions, helping you reevaluate your risk tolerance and suggesting investments that may be appropriate for you, given your changing needs and goals.
A single focus
I believe Invesco Aim is uniquely positioned to serve our clients. Our parent company, Invesco Ltd., is one of the largest3 and most diversified global asset managers. We provide clients with diversified investment strategies and a range of investment products managed by distinct management teams around the world. We believe we can serve you best by focusing on one thing and doing it well: managing your money.
     Our investment professionals have managed clients’ money in up markets and down markets. All of us here recognize that market conditions change often; what will not change is our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service.
     If you have questions about this report or your account, please contact one of our client services representatives at 800 959 4246. If you have comments for me, I encourage you to email me at phil@invescoaim.com.
Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
1 U.S. Federal Reserve; 2 Bureau of Economic Analysis; 3 Pensions & Investments

2	AIM Trimark Small Companies Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the economy and financial markets have shown some signs of hope, investors remain rightfully cautious. Staying with an appropriately diversified investment program focused on your individual long-term goals can be a wise course in such uncertain times. We believe the route to financial success is more like a marathon than a sprint.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your money and your trust. As always, we seek to manage costs and enhance performance in ways that put your interests first.
     We are near the end of a busy 2009 proxy season, during which Invesco Aim Advisors, Inc.’s proxy committee votes on your behalf on issues put to a shareholder vote by the companies whose stock the Funds hold. This year, after careful case-by-case analysis by committee members and portfolio managers, the proxy committee voted with corporate management less often than in previous years, focusing on the issues of board independence, Say-On-Pay initiatives, and stock option re-pricing in light of the market’s decline. The committee remained committed to supporting non-binding Say-on-Pay proposals and abstaining from voting on social issues.
     At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Click the “About Us” tab at the top of the home page; click “Legal Information”; and then click “Investment Advisory Agreement Renewals.”
     The website also contains news and market information, investment education, planning information, current reports and prospectuses for all the AIM Funds. I highly recommend it to you.
     You are always welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming months.
Sincerely,

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

3	AIM Trimark Small Companies Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2009, all share classes of AIM Trimark Small Companies Fund, at net asset value, outperformed the Fund’s broad market, style-specific and peer group indexes.
     Drivers of performance were largely stock specific. We attribute the Fund’s outperformance versus its indexes mainly to above-market returns from select investments in the consumer discretionary and information technology sectors. Select consumer discretionary holdings were also among the largest detractors from Fund performance as were several investments in the industrials sector.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/08 to 10/31/09, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	33.26%

Class B Shares	32.20

Class C Shares	32.23

Class R Shares	32.89

Class Y Shares	33.49

S&P 500 Index▼ (Broad Market Index)	9.80

Russell 2000 Index▼ (Style-Specific Index)	6.46

Lipper Small-Cap Core Funds Index▼ (Peer Group Index)	15.19

▼	Lipper Inc.

How we invest
We view ourselves as business people buying businesses, and we consider the purchase of a stock as an ownership interest in a business. We strive to develop a proprietary view of a business through in-depth, fundamental research that includes careful financial statement analysis and meetings with company management teams. We then seek to purchase businesses whose stock prices are below what we have calculated to be the true value of the company based on its future cash flows, management performance and business fundamentals.
     In conducting a comprehensive analysis of a company, we strive to identify primarily U.S. stocks which have:
■	Potentially sustainable competitive advantages.
■	Strong long-term growth prospects.

■	High barriers to entry.

■	Honest and capable management teams.
     Also central to the Trimark discipline is our adherence to an investment horizon of three to five years. We use this long-term approach because we believe good business strategies usually take that amount of time to implement and to produce strong earnings growth. We also use a concentrated portfolio approach, constructing a portfolio of about 25 to 45 stocks. We believe this allows each investment opportunity to materially affect the Fund’s performance.
     While efforts are made to manage risk through industry diversification, our primary method of attempting to manage risk is to purchase businesses that are trading below their estimated intrinsic value. We believe estimated intrinsic value represents the inherent business value of portfolio holdings based on our estimates of future company cash flow. However, intrinsic value estimates are independent of market price, and, as a result, market price may never reflect intrinsic value estimates, especially for an entire portfolio.
     Holdings are considered for sale if:
■	A more attractive investment opportunity exists.

■	Full value of the investment is deemed to have been realized.
     Holdings are also considered for sale if the original thesis for buying the company changes due to a fundamental negative change in management strategy or a fundamental negative change in the competitive environment.

Market conditions and your Fund
The fiscal year was truly a tale of two markets. During the first four months of the fiscal year, equity markets experienced steep declines as severe problems in the credit markets, a rapidly deteriorating housing market, rising energy and food prices and a deteriorating outlook for corporate earnings led to a global economic recession. However, the U.S. economy began to show signs that the economic contraction was subsiding, and equity markets rapidly reversed direction beginning in March 2009, and rallied strongly through most of the remaining months in the fiscal year.
     In this environment, the sectors with the highest returns in the broad market as represented by the S&P 500 Index included more economically sensitive sectors such as information technology and consumer discretionary.1 Conversely, sectors with the lowest returns included less economically sensitive sectors such as consumer staples and health care.1

Portfolio Composition
By sector

Information Technology	36.4%

Consumer Discretionary	19.9

Health Care	17.0

Materials	7.6

Financials	6.7

Industrials	2.8

Telecommunication Services	1.3

Money Market Funds Plus
Other Assets Less Liabilities	8.3

Top 10 Equity Holdings*

1.	International Rectifier Corp.	9.4%

2.	Kinetic Concepts, Inc.	8.5

3.	Chemtrade Logistics Income Fund	7.5

4.	Smart Modular Technologies WWH Inc.	6.9

5.	Avocent Corp.	5.7

6.	NutriSystem, Inc.	5.1

7.	Brightpoint, Inc.	4.6

8.	Tempur-Pedic International Inc.	4.6

9.	FirstService Corp.	4.6

10.	John Wiley & Sons, Inc.-Class A	4.5

Total Net Assets	$354.3 million

Total Number of Holdings*	30

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
* Excluding money market fund holdings.

4	AIM Trimark Small Companies Fund

     Our investment approach focuses on individual businesses rather than market sectors. Therefore, your Fund shares little in common with sector weightings of various market indexes. However, if we were to broadly categorize businesses held during the fiscal year, our investments in select consumer discretionary stocks included some of the largest contributors to, as well as some of the largest detractors from, Fund performance. Our holdings in information technology also made large contributions to performance as did select investments in financials and health care. Alternatively, several of our holdings in the industrials sector were among the largest detractors. Our cash position also hurt the Fund’s performance relative to the Russell 2000 Index given the strong performance of the stock market.
     After performing poorly during the previous fiscal year, many of our consumer discretionary and information technology investments rebounded and posted strong gains. Tempur-Pedic International, the world’s leading visco-elastic mattress manufacturer, was the single largest contributor to Fund performance. The stock posted triple-digit gains during the fiscal year as the company continued to generate strong free cash flow and rapidly pay down debt despite experiencing very challenging operating conditions.
     Smart Modular Technologies rebounded in the last few months of the fiscal year even though there was no discernible change in the fundamentals of the business. Investors appeared to come to the realization that the company was drastically undervalued. The company’s products and services are used for a variety of applications in the computing, networking, communications, printer, storage and industrial markets worldwide. At its lowest point, the stock was trading for less than the cash on the company’s balance sheet.
     Among the largest detractors from Fund performance were Jackson Hewitt Tax Service and Pacer International. Jackson Hewitt is the second-largest tax preparer in the United States. The stock came under pressure during the last few months of the fiscal year after expectations that the company would be acquired subsided. Additionally, the company’s chief executive officer forecasted that sales growth would be subdued as the company reduces its reliance on price as a driver of growth.
     Pacer International provides door-to-door transportation services via intermodal trucking and a logistics division. The company’s stock price fell on investor anticipation of the renewal of a contract with Union Pacific Corporation (not a Fund holding); the contract would likely have increased Pacer’s operating costs. We sold our holdings in the company before the end of the fiscal year due to its deteriorating fundamentals.
     Increased market volatility during the fiscal year presented some buying opportunities. We took advantage of this volatility by making some new investments and adding to many of our existing holdings. We also sold several holdings based on valuations and other factors.
     During the fiscal year, we continued to focus on finding quality businesses trading at attractive values relative to what we believe are their long-term prospects. In contrast, the market is often driven by short-term events or outlooks in both good times and bad. Market volatility allows us to take advantage of investment opportunities we believe may benefit your Fund in the long term.
     Markets have experienced a strong recovery during 2009. We would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial advisor to discuss your individual financial program.
     While we can never predict future Fund performance, we pledge to you that we will adhere to our discipline of being business people who buy businesses; we will continually strive to upgrade the quality of your Fund’s portfolio.
     As always, we thank you for your investment in AIM Trimark Small Companies Fund and for sharing our long-term investment perspective.
1 Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Ted Chisholm
Portfolio manager, is manager of AIM Trimark Small Companies Fund. Mr. Chisholm joined Invesco Trimark Investments in 1991; after a brief absence, he rejoined the company in 2003. He assumed his current duties in 2006. Mr. Chisholm earned a B.A. from the University of Western Ontario.
Rob Mikalachki
Chartered Financial Analyst, portfolio manager, is manager of AIM Trimark Small Companies Fund. He joined Invesco Trimark Investments in 1999 as a small-cap analyst. He earned an undergraduate degree in business at Wilfrid Laurier.
Virginia Au
Chartered Financial Analyst, portfolio manager, is manager of AIM Trimark Small Companies Fund. She began her investment career in 2003 and joined Invesco Trimark Investments in 2006. Ms. Au earned a Bachelor of Commerce degree with honors from the University of British Columbia, specializing in finance. She was promoted to portfolio manager on December 1, 2009, after the close of the fiscal year.

5	AIM Trimark Small Companies Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Classes with Sales Charges since Inception
Index data from 10/31/03, Fund data from 11/4/03

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our web site — invescoaim.com. More detail is available to you at that site.

6	AIM Trimark Small Companies Fund

Average Annual Total Returns
As of 10/31/09, including maximum applicable
sales charges

Class A Shares

Inception (11/4/03)	5.18%

5 Years	2.61

1 Year	25.88

Class B Shares

Inception (11/4/03)	5.30%

5 Years	2.65

1 Year	27.20

Class C Shares

Inception (11/4/03)	5.42%

5 Years	3.01

1 Year	31.23

Class R Shares

Inception	5.94%

5 Years	3.53

1 Year	32.89

Class Y Shares

Inception	6.20%

5 Years	3.80

1 Year	33.49
Class R shares’ inception date is April 30, 2004. Returns since that date are historical returns. All other returns are blended returns of historical Class R share performance and restated Class A share performance (for periods prior to the inception date of Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. Class A shares’ inception date is November 4, 2003.
     Class Y shares’ inception date is October 3, 2008; returns since that date are actual returns. All other returns are blended returns of actual Class Y share performance and restated Class A share performance (for periods prior to the inception date of Class Y shares) at net asset value. The restated Class A share performance reflects the Rule 12b-1 fees applicable to Class A shares as well as

Average Annual Total Returns
As of 9/30/09, the most recent calendar quarter-end,
including maximum applicable sales charges

Class A Shares

Inception (11/4/03)	5.61%

5 Years	4.07

1 Year	3.62

Class B Shares

Inception (11/4/03)	5.73%

5 Years	4.13

1 Year	3.73

Class C Shares

Inception (11/4/03)	5.85%

5 Years	4.47

1 Year	7.74

Class R Shares

Inception	6.39%

5 Years	5.02

1 Year	9.33

Class Y Shares

Inception	6.65%

5 Years	5.30

1 Year	9.80
any fee waivers or expense reimbursements received by Class A shares. Class A shares’ inception date is November 4, 2003.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B,
Class C, Class R and Class Y shares was 1.38%, 2.13%, 2.13%, 1.63% and 1.13%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R and Class Y shares was 1.39%, 2.14%, 2.14%, 1.64% and 1.14%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2010. See current prospectus for more information.

7	AIM Trimark Small Companies Fund

AIM Trimark Small Companies Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2009, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco Aim.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.
■	The values of convertible securities in which the Fund invests may be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted.
■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.
■	The prices of securities held by the Fund may decline in response to market risks.
■	Investing in a fund that invests in smaller companies involves risks not associated with investing in more established companies, such as business risk, stock price fluctuations and illiquidity.

About indexes used in this report
■	The S&P 500® Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity and their industry.
■	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index and the Russell 3000 Index are trademarks/service marks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.
■	The Lipper Small-Cap Core Funds Index is an equally weighted representation of the largest funds in the Lipper Small-Cap Core Funds category. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.
■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analysts® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	ATIAX
Class B Shares	ATIBX
Class C Shares	ATICX
Class R Shares	ATIRX
Class Y Shares	ATIYX

8	AIM Trimark Small Companies Fund

Schedule of Investments(a)

October 31, 2009

	Shares	Value

Common Stocks & Other Equity Interests–90.63%
Alternative Carriers–1.33%
Cogent Communications Group, Inc.(b)	464,808	$4,708,505

Aluminum–0.18%
Cymat Technologies Ltd. (Canada)(b)	2,497,500	623,336

Apparel, Accessories & Luxury Goods–0.50%
Hampshire Group, Ltd.(b)(c)	592,824	1,778,472

Automotive Retail–1.47%
Lithia Motors, Inc.–Class A(b)(c)	623,764	5,202,192

Biotechnology–2.37%
Talecris Biotherapeutics Holdings Corp.(b)	418,100	8,387,086

Commodity Chemicals–7.45%
Chemtrade Logistics Income Fund (Canada)(c)	3,048,968	26,408,606

Communications Equipment–5.71%
Avocent Corp.(b)	813,197	20,224,209

Computer Storage & Peripherals–2.09%
Synaptics Inc.(b)	329,800	7,420,500

Data Processing & Outsourced Services–1.69%
Hewitt Associates, Inc.–Class A(b)	168,200	5,974,464

Electronic Manufacturing Services–6.92%
Smart Modular Technologies WWH Inc.(b)(c)	6,039,747	24,521,373

Health Care Equipment–8.49%
Kinetic Concepts, Inc.(b)	905,800	30,063,502

Health Care Supplies–1.72%
Cooper Cos., Inc. (The)	217,924	6,104,051

Home Furnishings–4.59%
Tempur-Pedic International Inc.(b)	838,875	16,249,009

Internet Retail–5.13%
NutriSystem, Inc.(c)	844,100	18,165,032

Leisure Products–0.45%
MEGA Brands Inc. (Canada)(b)(c)	3,660,500	1,590,345

Life Sciences Tools & Services–2.32%
Charles River Laboratories International, Inc.(b)	225,500	8,235,260

Oil & Gas Exploration & Production–0.00%
Brompton Corp. (Canada)(b)	69,374	0

Pharmaceuticals–2.10%
Endo Pharmaceuticals Holdings Inc.(b)	331,600	7,427,840

	Shares
Publishing–4.47%
John Wiley & Sons, Inc.–Class A	450,058	15,851,043

Real Estate Services–4.55%
FirstService Corp. (Canada)(b)	906,600	16,124,038

Semiconductor Equipment–4.39%
ASM International N.V. (Netherlands)(b)	493,200	10,032,719

ASM International N.V.–New York Shares (Netherlands)(b)	276,200	5,504,666

		15,537,385

Semiconductors–10.97%
Advanced Analogic Technologies, Inc.(b)	1,741,477	5,485,653

International Rectifier Corp.(b)	1,825,421	33,368,696

		38,854,349

Specialized Consumer Services–2.60%
Jackson Hewitt Tax Service Inc.(b)	1,879,787	9,229,754

Technology Distributors–4.63%
Brightpoint, Inc.(b)	2,224,538	16,394,845

Thrifts & Mortgage Finance–1.74%
Northwest Bancorp, Inc.	280,509	6,171,198

Trucking–2.77%
Con-way Inc.	297,362	9,809,972

Total Common Stocks & Other Equity Interests (Cost $434,446,265)		321,056,366

	Principal
	Amount
Senior Secured Floating Rate Interest Loans–0.81%
Leisure Products–0.81%
Mega Bloks Finco (Canada), Sr. Sec. Floating Rate Term Loan, 9.75%, 09/30/10 (Cost $3,771,834)	$7,784,063	2,880,103

	Shares
Preferred Stocks–0.42%
Real Estate Management & Development–0.42%
FirstService Corp.(Canada)–Series 1, 7% Pfd. (Cost $1,880,000)	75,200	1,485,200

Money Market Funds–11.19%
Liquid Assets Portfolio–Institutional Class(d)	19,814,194	19,814,194

Premier Portfolio–Institutional Class(d)	19,814,194	19,814,194

Total Money Market Funds (Cost $39,628,388)		39,628,388

TOTAL INVESTMENTS–103.05% (Cost $479,726,487)		365,050,057

OTHER ASSETS LESS LIABILITIES–(3.05)%		(10,789,737)

NET ASSETS–100.00%		$354,260,320

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Trimark Small Companies Fund

Investment Abbreviations:

Pfd.	– Preferred
Sec.	– Secured
Sr.	– Senior

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of October 31, 2009 was $77,666,020, which represented 21.92% of the Fund’s Net Assets. See Note 4.
(d)	The money market fund and the Fund are affiliated by having the same investment advisor.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Trimark Small Companies Fund

Statement of Assets and Liabilities

October 31, 2009

Assets:
Investments, at value (Cost $273,536,597)	$247,755,650

Investments in affiliates, at value (Cost $206,189,890)	117,294,407

Total investments, at value (Cost $479,726,487)	365,050,057

Cash	61,619

Foreign currencies, at value (Cost $282,922)	278,666

Receivables for:
Fund shares sold	1,124,965

Dividends and interest	310,161

Investment for trustee deferred compensation and retirement plans	10,098

Other assets	30,423

Total assets	366,865,989

Liabilities:
Payables for:
Investments purchased	11,669,445

Fund shares reacquired	560,974

Accrued fees to affiliates	270,202

Accrued other operating expenses	68,826

Trustee deferred compensation and retirement plans	36,222

Total liabilities	12,605,669

Net assets applicable to shares outstanding	$354,260,320

Net assets consist of:
Shares of beneficial interest	$562,454,151

Undistributed net investment income	(37,452)

Undistributed net realized gain (loss)	(93,472,152)

Unrealized appreciation (depreciation)	(114,684,227)

$354,260,320

Net Assets:
Class A	$207,083,577

Class B	$12,950,709

Class C	$64,368,497

Class R	$17,422,509

Class Y	$6,763,451

Institutional Class	$45,671,577

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	17,127,487

Class B	1,115,655

Class C	5,551,174

Class R	1,457,719

Class Y	560,165

Institutional Class	3,713,620

Class A:
Net asset value per share	$12.09

Maximum offering price per share
(Net asset value of $12.09 divided by 94.50%)	$12.79

Class B:
Net asset value and offering price per share	$11.61

Class C:
Net asset value and offering price per share	$11.60

Class R:
Net asset value and offering price per share	$11.95

Class Y:
Net asset value and offering price per share	$12.07

Institutional Class:
Net asset value and offering price per share	$12.30

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Trimark Small Companies Fund

Statement of Operations

For the year ended October 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $477,931)	$1,780,754

Dividends from affiliates	4,029,949

Interest	2,170,118

Total investment income	7,980,821

Expenses:
Advisory fees	2,722,551

Administrative services fees	134,598

Custodian fees	50,567

Distribution fees:
Class A	396,992

Class B	107,080

Class C	518,008

Class R	60,268

Transfer agent fees — A, B, C, R and Y	862,496

Transfer agent fees — Institutional	107,139

Trustees’ and officers’ fees and benefits	28,880

Other	271,115

Total expenses	5,259,694

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(51,086)

Net expenses	5,208,608

Net investment income	2,772,213

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(91,326,306)

Foreign currencies	(2,727,392)

(94,053,698)

Change in net unrealized appreciation of:
Investment securities	192,326,054

Foreign currencies	2,408,461

194,734,515

Net realized and unrealized gain	100,680,817

Net increase in net assets resulting from operations	$103,453,030

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM Trimark Small Companies Fund

Statement of Changes in Net Assets

For the years ended October 31, 2009 and 2008

	2009	2008

Operations:
Net investment income	$2,772,213	$1,812,936

Net realized gain (loss)	(94,053,698)	8,671,925

Change in net unrealized appreciation (depreciation)	194,734,515	(339,598,630)

Net increase (decrease) in net assets resulting from operations	103,453,030	(329,113,769)

Distributions to shareholders from net investment income:
Class A	—	(2,563,339)

Class B	—	(24,324)

Class C	—	(98,215)

Class R	—	(53,416)

Class Y	(1,496)	—

Institutional Class	(1,199,603)	(1,457,340)

Total distributions from net investment income	(1,201,099)	(4,196,634)

Distributions to shareholders from net realized gains:
Class A	(2,289,709)	(20,339,901)

Class B	(158,597)	(1,348,151)

Class C	(765,770)	(5,443,521)

Class R	(175,205)	(586,772)

Class Y	(6,623)	—

Institutional Class	(2,145,236)	(7,782,407)

Total distributions from net realized gains	(5,541,140)	(35,500,752)

Share transactions–net:
Class A	(20,942,630)	(77,293,805)

Class B	(2,151,673)	(6,227,283)

Class C	(8,829,088)	(2,947,156)

Class R	673,420	12,154,752

Class Y	4,697,057	587,391

Institutional Class	(138,485,325)	80,096,982

Net increase (decrease) in net assets resulting from share transactions	(165,038,239)	6,370,881

Net increase (decrease) in net assets	(68,327,448)	(362,440,274)

Net assets:
Beginning of year	422,587,768	785,028,042

End of year (includes undistributed net investment income of $(37,452) and $879,465, respectively)	$354,260,320	$422,587,768

Notes to Financial Statements

October 31, 2009

NOTE 1—Significant Accounting Policies

AIM Trimark Small Companies Fund (the “Fund”) is a series portfolio of AIM Investment Funds (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of ten separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

13        AIM Trimark Small Companies Fund

  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities and Corporate Loans. The mean between the last bid and asked prices may be used to value debt obligations other than Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in

14        AIM Trimark Small Companies Fund

the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15        AIM Trimark Small Companies Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the “Advisor” or “Invesco Aim”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.745%

Next $250 million	0.73%

Next $500 million	0.715%

Next $1.5 billion	0.70%

Next $2.5 billion	0.685%

Next $2.5 billion	0.67%

Next $2.5 billion	0.655%

Over $10 billion	0.64%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisors”) the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).
  Effective July 1, 2009, the Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75% of average daily net assets, respectively, through at least February 28, 2011. In determining the Advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. (“Invesco”) described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Advisor has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended October 31, 2009, the Advisor waived advisory fees of $36,736.
  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2009, Invesco reimbursed expenses of the Fund in the amount of $642.
  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2009, IADI advised the Fund that IADI retained $28,178 in front-end sales commissions from the sale of

16        AIM Trimark Small Companies Fund

Class A shares and $2,196, $22,516, $7,667 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$362,169,954	$—	$0	$362,169,954

Corporate Debt Securities	—	2,880,103	—	2,880,103

Total Investments	$362,169,954	$2,880,103	$0	$365,050,057

NOTE 4—Investments in Other Affiliates

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the investments in affiliates for the year ended October 31, 2009.

				Change in
				Unrealized
	Value	Purchases	Proceeds	Appreciation	Realized	Value	Dividend
	10/31/08	at Cost	from Sales	(Depreciation)	Gain (Loss)	10/31/09	Income

Chemtrade Logistics Income Fund	$25,276,186	$2,029,650	$(708,291)	$8,616	$(197,555)	$26,408,606	$2,596,419

Dynamex Inc.	7,908,547	—	(5,516,568)	(2,616,016)	224,037	—	—

Hampshire Group, Ltd.	2,958,192	—	—	(1,179,720)	—	1,778,472	—

Lithia Motors, Inc.	8,061,986	—	(15,107,691)	26,379,807	(14,131,910)	5,202,192	—

MEGA Brands Inc.	5,062,971	—	(2,375)	(3,447,889)	(22,362)	1,590,345	—

NutriSystem, Inc.	28,710,350	—	(17,900,241)	24,678,125	(17,323,202)	18,165,032	1,280,038

Smart Modular Technologies WWH Inc.	16,367,714	—	—	8,153,659	—	24,521,373	—

Total Investments in Other Affiliates	$94,345,946	$2,029,650	$(39,235,166)	$51,976,582	(31,450,992)	$77,666,020	$3,876,457

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2009, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $13,708.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan

17        AIM Trimark Small Companies Fund

and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2009, the Fund paid legal fees of $3,736 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2009 and 2008:

	2009	2008

Ordinary income	$1,207,277	$10,209,779

Long-term capital gain	5,534,962	29,487,607

Total distributions	$6,742,239	$39,697,386

Tax Components of Net Assets at Period-End:

2009

Net unrealized appreciation (depreciation) — investments	$(115,238,562)

Net unrealized appreciation (depreciation) — other investments	(7,797)

Temporary book/tax differences	(37,450)

Capital loss carryforward	(92,910,022)

Shares of beneficial interest	562,454,151

Total net assets	$354,260,320

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of October 31, 2009 which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2017	$92,910,022

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2009 was $89,468,825 and $260,582,688, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$43,616,766

Aggregate unrealized (depreciation) of investment securities	(158,855,328)

Net unrealized appreciation (depreciation) of investment securities	$(115,238,562)

Cost of investments for tax purposes is $480,288,619.

18        AIM Trimark Small Companies Fund

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions on October 31, 2009, undistributed net investment income was decreased by $2,488,031, undistributed net realized gain (loss) was increased by $2,733,569 and shares of beneficial interest decreased by $245,538. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Year ended October 31,
	2009(a)		2008
	Shares	Amount	Shares	Amount

Class A	5,040,919	$52,401,749	9,766,999	$131,935,709

Class B	189,918	1,737,875	277,316	3,578,277

Class C	891,932	8,174,570	2,307,942	30,081,857

Class R	915,836	9,033,049	1,497,440	19,778,767

Class Y(b)	618,033	5,813,110	55,818	590,298

Institutional Class	3,992,707	32,368,463	7,133,591	95,208,285

Issued as reinvestment of dividends:
Class A	278,634	2,190,663	1,497,173	21,319,741

Class B	19,083	145,031	92,245	1,279,445

Class C	97,374	739,069	378,322	5,243,548

Class R	22,491	175,203	45,275	640,186

Class Y	1,036	8,119	—	—

Institutional Class	420,029	3,343,433	638,919	9,238,770

Automatic conversion of Class B shares to Class A shares:
Class A	117,171	1,050,897	178,067	2,212,628

Class B	(121,581)	(1,050,897)	(183,434)	(2,212,628)

Reacquired:
Class A(b)	(8,768,164)	(76,585,939)	(18,405,587)	(232,761,883)

Class B	(351,655)	(2,983,682)	(717,112)	(8,872,377)

Class C	(2,152,169)	(17,742,727)	(3,164,217)	(38,272,561)

Class R	(963,532)	(8,534,832)	(667,212)	(8,264,201)

Class Y	(114,393)	(1,124,172)	(329)	(2,907)

Institutional Class	(16,446,528)	(174,197,221)	(1,968,383)	(24,350,073)

Net increase (decrease) in share activity	(16,312,859)	$(165,038,239)	(1,237,167)	$6,370,881

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 17% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	54,735	$579,094

Class A	(54,735)	(579,094)

19        AIM Trimark Small Companies Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for each share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset	Net	(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	investment	securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 10/31/09	$9.21	$0.06	$2.94	$3.00	$—	$(0.12)	$(0.12)	$12.09	33.26%	$207,084	1.47	%(d)	1.48	%(d)	0.69	%(d)	27%
Year ended 10/31/08	16.71	0.03	(6.71)	(6.68)	(0.09)	(0.73)	(0.82)	9.21	(41.70)	188,482	1.37		1.38		0.28		41
Year ended 10/31/07	16.07	0.17	1.64	1.81	—	(1.17)	(1.17)	16.71	12.10	458,286	1.27		1.34		1.06		44
Year ended 10/31/06	13.67	(0.01)	2.65	2.64	—	(0.24)	(0.24)	16.07	19.55	193,127	1.41		1.52		(0.06)		47
Year ended 10/31/05	11.90	(0.06)	1.90	1.84	—	(0.07)	(0.07)	13.67	15.55	127,013	1.51		1.61		(0.45)		20

Class B
Year ended 10/31/09	8.92	(0.00)	2.81	2.81	—	(0.12)	(0.12)	11.61	32.20	12,951	2.22	(d)	2.23	(d)	(0.06	)(d)	27
Year ended 10/31/08	16.24	(0.06)	(6.52)	(6.58)	(0.01)	(0.73)	(0.74)	8.92	(42.12)	12,304	2.12		2.13		(0.47)		41
Year ended 10/31/07	15.75	0.05	1.61	1.66	—	(1.17)	(1.17)	16.24	11.35	31,025	2.02		2.09		0.31		44
Year ended 10/31/06	13.50	(0.12)	2.61	2.49	—	(0.24)	(0.24)	15.75	18.67	21,066	2.16		2.27		(0.81)		47
Year ended 10/31/05	11.84	(0.15)	1.88	1.73	—	(0.07)	(0.07)	13.50	14.69	19,582	2.21		2.31		(1.15)		20

Class C
Year ended 10/31/09	8.91	(0.00)	2.81	2.81	—	(0.12)	(0.12)	11.60	32.23	64,368	2.22	(d)	2.23	(d)	(0.06	)(d)	27
Year ended 10/31/08	16.22	(0.06)	(6.51)	(6.57)	(0.01)	(0.73)	(0.74)	8.91	(42.12)	59,806	2.12		2.13		(0.47)		41
Year ended 10/31/07	15.74	0.05	1.60	1.65	—	(1.17)	(1.17)	16.22	11.28	116,625	2.02		2.09		0.31		44
Year ended 10/31/06	13.50	(0.12)	2.60	2.48	—	(0.24)	(0.24)	15.74	18.60	42,640	2.16		2.27		(0.81)		47
Year ended 10/31/05	11.83	(0.15)	1.89	1.74	—	(0.07)	(0.07)	13.50	14.79	24,724	2.21		2.31		(1.15)		20

Class R
Year ended 10/31/09	9.13	0.04	2.90	2.94	—	(0.12)	(0.12)	11.95	32.89	17,423	1.72	(d)	1.73	(d)	0.44	(d)	27
Year ended 10/31/08	16.58	0.01	(6.66)	(6.65)	(0.07)	(0.73)	(0.80)	9.13	(41.82)	13,541	1.62		1.63		0.03		41
Year ended 10/31/07	15.98	0.13	1.64	1.77	—	(1.17)	(1.17)	16.58	11.90	10,073	1.52		1.59		0.81		44
Year ended 10/31/06	13.64	(0.05)	2.63	2.58	—	(0.24)	(0.24)	15.98	19.15	2,759	1.66		1.77		(0.31)		47
Year ended 10/31/05	11.89	(0.09)	1.91	1.82	—	(0.07)	(0.07)	13.64	15.39	1,755	1.71		1.81		(0.65)		20

Class Y
Year ended 10/31/09	9.21	0.10	2.91	3.01	(0.03)	(0.12)	(0.15)	12.07	33.49	6,763	1.22	(d)	1.23	(d)	0.94	(d)	27
Year ended 10/31/08(e)	10.58	0.00	(1.37)	(1.37)	—	—	—	9.21	(12.95)	511	1.17	(f)	1.17	(f)	0.48	(f)	41

Institutional Class
Year ended 10/31/09	9.39	0.11	2.99	3.10	(0.07)	(0.12)	(0.19)	12.30	34.05	45,672	0.94	(d)	0.95	(d)	1.22	(d)	27
Year ended 10/31/08	17.00	0.10	(6.84)	(6.74)	(0.14)	(0.73)	(0.87)	9.39	(41.45)	147,944	0.90		0.91		0.75		41
Year ended 10/31/07	16.26	0.25	1.66	1.91	—	(1.17)	(1.17)	17.00	12.60	169,019	0.86		0.93		1.47		44
Year ended 10/31/06	13.76	0.06	2.68	2.74	—	(0.24)	(0.24)	16.26	20.16	29,481	0.91		1.01		0.44		47
Year ended 10/31/05	11.92	(0.00)	1.91	1.91	—	(0.07)	(0.07)	13.76	16.11	18,708	1.02		1.12		0.04		20

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $158,797, $10,708 $51,801, $12,054, $2,811 and $131,645 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008.
(f)	Annualized.

20        AIM Trimark Small Companies Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds
and Shareholders of AIM Trimark Small Companies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Trimark Small Companies Fund (one of the funds constituting AIM Investment Funds, hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 15, 2009
Houston, Texas

21        AIM Trimark Small Companies Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
A	$1,000.00	$1,399.30	$8.47	$1,018.15	$7.12	1.40%

B	1,000.00	1,395.40	12.98	1,014.37	10.92	2.15

C	1,000.00	1,395.90	12.98	1,014.37	10.92	2.15

R	1,000.00	1,397.70	9.97	1,016.89	8.39	1.65

Y	1,000.00	1,400.20	6.96	1,019.41	5.85	1.15

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22        AIM Trimark Small Companies Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Investment Funds is required under the Investment Company Act of 1940 to approve annually the renewal of the AIM Trimark Small Companies Fund (the Fund) investment advisory agreement with Invesco Aim Advisors, Inc. (Invesco Aim) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 16-17, 2009, the Board as a whole, and the disinterested or “independent” Trustees voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2009. In doing so, the Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and that the compensation to Invesco Aim and the Affiliated Sub-Advisers under the Fund’s investment advisory agreement and sub-advisory contracts is fair and reasonable.
The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees that are responsible for overseeing the management of a number of the series portfolios of the AIM Funds. This Sub-Committee structure permits the Trustees to focus on the performance of the AIM Funds that have been assigned to them. The Sub-Committees meet throughout the year to review the performance of their assigned funds, and the Sub-Committees review monthly and quarterly comparative performance information and periodic asset flow data for their assigned funds. These materials are prepared under the direction and supervision of the independent Senior Officer, an officer of the AIM Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned funds and other members of management and review with these individuals the per-
formance, investment objective(s), policies, strategies and limitations of these funds.
     In addition to their meetings throughout the year, the Sub-Committees meet at designated contract renewal meetings each year to conduct an in-depth review of the performance, fees, expenses and other matters related to their assigned funds. During the contract renewal process, the Trustees receive comparative performance and fee data regarding the AIM Funds prepared by an independent company, Lipper, Inc. (Lipper), under the direction and supervision of the Senior Officer who also prepares a separate analysis of this information for the Trustees. Each Sub-Committee then makes recommendations to the Investments Committee regarding the fees and expenses of their assigned funds. The Investments Committee considers each Sub-Committee’s recommendations and makes its own recommendations regarding the fees and expenses of the AIM Funds to the full Board. The Investments Committee also considers each Sub-Committee’s recommendations in making its annual recommendation to the Board whether to approve the continuance of each AIM Fund’s investment advisory agreement and sub-advisory contracts for another year.
     The independent Trustees met separately during their evaluation of the Fund’s investment advisory agreement and sub-advisory contracts with independent legal counsel. The independent Trustees were also assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer. One responsibility of the Senior Officer is to manage the process by which the AIM Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure that they are negotiated in a manner that is at arms’ length and reasonable. Accordingly, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer recommended that an independent written evaluation be provided and, at the direction of the Board, prepared an independent written evaluation.
     During the annual contract renewal process, the Board considered the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts. The Board considered all of the information provided to them, including information provided at their meetings throughout the year as part of their ongoing oversight of the Fund, and did not identify any particular factor that was controlling. Each Trustee may have evaluated the information provided differently from another Trustee and attributed different weight to the various factors. The Trustees recognized that the advisory arrangements and resulting advisory fees for the Fund and the other AIM Funds are the result of years of review and negotiation between the Trustees and Invesco Aim, that the Trustees may focus to a greater extent on certain aspects of these arrangements in some years than in others, and that the Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years.
     The discussion below serves as a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s advisory investment agreement and sub-advisory contracts. Unless otherwise stated, information set forth below is as of June 17, 2009, and does not reflect any changes that may have occurred since that date, including but not limited to changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.
Factors and Conclusions and Summary of Independent Written Fee Evaluation
A.	Nature, Extent and Quality of Services Provided by Invesco Aim
The Board reviewed the advisory services provided to the Fund by Invesco Aim under the Fund’s investment advisory agreement, the performance of Invesco Aim in providing these services, and the credentials and experience of the officers and employees of Invesco Aim who provide these services. The Board’s review of the qualifications of Invesco Aim to provide these services included the Board’s consideration of Invesco Aim’s portfolio and product review process, various back office support functions provided by Invesco Aim and its affiliates, and Invesco Aim’s equity and

23	AIM Trimark Small Companies Fund	continued

fixed income trading operations. The Board concluded that the nature, extent and quality of the advisory services provided to the Fund by Invesco Aim are appropriate and that Invesco Aim currently is providing satisfactory advisory services in accordance with the terms of the Fund’s investment advisory agreement. In addition, based on their ongoing meetings throughout the year with the Fund’s portfolio manager or managers, the Board concluded that these individuals are competent and able to continue to carry out their responsibilities under the Fund’s investment advisory agreement.
     In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Aim and the Fund, as well as the Board’s knowledge of Invesco Aim’s operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered the steps that Invesco Aim and its affiliates continue to take to improve the quality and efficiency of the services they provide to the AIM Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that the quality and efficiency of the services Invesco Aim and its affiliates provide to the AIM Funds in each of these areas support the Board’s approval of the continuance of the Fund’s investment advisory agreement.
B.	Nature, Extent and Quality of Services Provided by Affiliated Sub-Advisers
The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are geographically dispersed in financial centers around the world, can provide research and other information and make recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques. The Board noted that investment decisions for the Fund are made by Invesco Trimark Ltd. (Invesco Trimark). The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Aim to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Fund.
C.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Trimark currently manages assets of the Fund.
     The Board compared the Fund’s performance during the past one and three calendar years to the performance of all funds in the Lipper performance universe that are not managed by Invesco Aim or an Affiliated Sub-Adviser and against the Lipper Small-Cap Core Funds Index. The Board noted that the Fund’s performance was in the fifth quintile of its performance universe for the one year period, in the fourth quintile for the three year period and in the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance was below the performance of the Index for the one and three year periods and above the performance of the Index for the five year period. Invesco Aim advised the Board that the portfolio managers have consistently followed their stated investment proves, and that while much of the underperformance of the Fund in 2008 was due to the Fund’s being overweight in consumer discretionary stocks, performance improved in early 2009. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance and this review did not change their conclusions. The Board noted that, in response to the Board’s focus on fund performance, Invesco Aim has taken a number of actions intended to improve the investment process for the funds.
D.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s
Lipper expense group that are not managed by Invesco Aim or an Affiliated Sub-Adviser, at a common asset level. The Board noted that the Fund’s contractual advisory fee rate was below the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in determining contractual fee rates, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year. The Board noted that some comparative data was at least one year old and that other data did not reflect the market downturn that occurred in the fourth quarter of 2008.
     The Board also compared the Fund’s effective fee rate (the advisory fee after any advisory fee waivers and before any expense limitations/waivers) to the advisory fee rates of other clients of Invesco Aim and its affiliates with investment strategies comparable to those of the Fund, including one Canadian fund advised by Invesco Trimark. The Board noted that the Fund’s rate was below the effective rate for the Canadian fund. The Board also compared the sub-advisory fee rate of the Fund to the sub-advisory fee rates of two funds sub-advised by Invesco Trimark and noted that the Fund’s sub-advisory fee rate was below the sub-advisory fee rate of one of sub-advised funds and above the rate of the other sub-advised fund.
     The Board noted that Invesco Aim has agreed to reduce the per account transfer agent fee for all the retail funds, including the Fund, effective July 1, 2009. The Board also noted that Invesco Aim has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2010 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
     The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services provided by Invesco Aim pursuant to the Fund’s advisory agreement, as well as the allocation of fees between Invesco Aim and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on

24	AIM Trimark Small Companies Fund	continued

the Fund or its shareholders, as they are paid by Invesco Aim to the Affiliated Sub-Advisers, and that Invesco Aim and the Affiliated Sub-Advisers are affiliates.
     After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the comparative advisory fee information discussed above and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.
E.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule includes seven breakpoints and that the level of the Fund’s advisory fees, as a percentage of the Fund’s net assets, has decreased as net assets increased because of the breakpoints. The Board concluded that the Fund’s advisory fees appropriately reflect economies of scale at current asset levels. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the AIM Funds and affiliates.
F.	Profitability and Financial Resources
The Board reviewed information from Invesco Aim concerning the costs of the advisory and other services that Invesco Aim and its affiliates provide to the Fund and the profitability of Invesco Aim and its affiliates in providing these services. The Board also reviewed information concerning the financial condition of Invesco Aim and its affiliates. The Board reviewed with Invesco Aim the methodology used to prepare the profitability information. The Board considered the overall profitability of Invesco Ltd., the ultimate parent of Invesco Aim and the Affiliated Sub-Advisers, and of Invesco Aim, as well as the profitability of Invesco Aim in connection with managing the Fund. The Board noted that Invesco Aim continues to operate at a net profit, although the reduction of assets under management as a result of market movements and the increase in voluntary fee waivers for Affiliated money market funds have reduced the profitability of Invesco Aim and its affiliates. The Board concluded that the Fund’s fees are fair and reasonable, and that the level of profits realized by Invesco Aim and its affiliates from providing services to the Fund is not excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Aim is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Aim has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the sub-advisory contracts, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.
G.	Collateral Benefits to Invesco Aim and its Affiliates
The Board considered various other benefits received by Invesco Aim and its affiliates resulting from Invesco Aim’s relationship with the Fund, including the fees received by Invesco Aim and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Aim and its affiliates in providing these services and the organizational structure employed by Invesco Aim and its affiliates to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Aim and its affiliates are providing these services in a satisfactory manner and in accordance with the terms of their contracts, and are qualified to continue to provide these services to the Fund.
     The Board considered the benefits realized by Invesco Aim and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Aim and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Aim’s and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco
Aim’s and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of Invesco Aim, these arrangements are consistent with regulatory requirements.
     The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Aim pursuant to procedures approved by the Board. The Board noted that Invesco Aim will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Aim has contractually agreed to waive through at least June 30, 2010, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Aim receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders

25	AIM Trimark Small Companies Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2009:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$5,534,962
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26        AIM Trimark Small Companies Fund

Trustees and Officers
The address of each trustee and officer of AIM Investment Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Chief Executive Officer and President, Invesco Aim Advisors, Inc. and 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company) and Invesco Aim Capital Management, Inc. (registered investment advisor); Director and President, INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC

		Formerly: President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); Captaris, Inc. (unified messaging provider); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd., (investment banking firm)	Board of Governors, Western Golf Association/Evans Scholars Foundation and Executive Committee, United States Golf Association

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®

		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Director, Vice President and Secretary, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management Inc.

		Formerly: Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Vice President, Invesco Institutional (N.A.), Inc. (registered investment advisor); Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)

		Formerly: President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer and Managing Director, Invesco Aim Capital Management, Inc.; and Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco Aim Private Asset Management, Inc. and The AIM Family of Funds®

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company; and Manager of the Fraud Prevention Department, Invesco Aim Investment Services, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, The AIM Family of Funds®, Invesco Global Asset Management (N.A.), Inc. (registered investment advisor), Invesco Institutional (N.A.), Inc., (registered investment advisor), INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment advisor) and Invesco Senior Secured Management, Inc. (registered investment advisor); and Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.

		Formerly: Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company; and Global Head of Product Development, AIG-Global Investment Group, Inc.	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisors.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	Invesco Aim Advisors, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	11 Greenway Plaza	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Suite 100	Suite 100	Suite 2900
	Houston, TX 77046-1173	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

Supplement to Annual Report dated 10/31/09
AIM Trimark Small Companies Fund

Institutional Class Shares
The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

Average Annual Total Returns
For periods ended 10/31/09

Inception	6.64%

5 Years	4.28

1 Year	34.05

Average Annual Total Returns
For periods ended 9/30/09, the most recent calendar
quarter-end

Inception	7.07%

5 Years	5.75

1 Year	10.16

Institutional Class shares’ inception date is April 30, 2004. Returns since that date are historical returns. All other returns are blended returns of historical Institutional Class share performance and restated Class A share performance (for periods prior to the inception date of Institutional Class shares) at net asset value (NAV) and reflect the Rule 12b-1 fees applicable to Class A shares. Class A shares’ inception date is November 4, 2003.
     Institutional Class shares have no sales charge; therefore, performance is at NAV. Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.91%.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.92%. The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.
     Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV.
Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.
1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2010. See current prospectus for more information.

Nasdaq Symbol	ATIIX

Over for information on your Fund’s expenses.

This supplement must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC This material is for institutional investor use only and may not be quoted, reproduced, shown to the public or used in written form as sales literature for public use.
invescoaim.com       T-SCO-INS-1            Invesco Aim Distributors, Inc.

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HYPOTHETICAL
(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/09)	(10/31/09)[1]	Period[2]	(10/31/09)	Period[2]	Ratio
Institutional	$1,000.00	$1,404.10	$5.45	$1,020.67	$4.58	0.90%

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2009 through October 31, 2009, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM Trimark Small Companies Fund

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. Click the Products & Performance tab at the top of the home page; click Mutual Funds; and then click Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click Legal Information; and then click Proxy Voting Search. The information is also available on the SEC website, sec.gov.
If used after January 20, 2010, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco AimSM is a service mark of
Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisers for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund’s prospectus for information on the fund’s subadvisers. Invesco Aim Distributors, Inc. is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.
     It is anticipated that on or about the end of the fourth quarter of 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., and the consolidated adviser firm will be renamed Invesco Advisers, Inc. Additional information will be posted at invescoaim.com on or about the end of the fourth quarter of 2009.

invescoaim.com	T-SCO-AR-1	Invesco Aim Distributors, Inc.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by PWC Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
		Provided for fiscal		Provided for fiscal
	Fees Billed for	year end 2009	Fees Billed for	year end 2008
	Services Rendered to	Pursuant to Waiver of	Services Rendered to	Pursuant to Waiver of
	the Registrant for	Pre-Approval	the Registrant for	Pre-Approval
	fiscal year end 2009	Requirement(1)	fiscal year end 2008	Requirement(1)
Audit Fees	$382,955	N/A	$365,875	N/A
Audit-Related Fees(2)	$0	0%	$5,620	0%
Tax Fees(3)	$92,676	0%	$80,248	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$475,631	0%	$451,743	0%
PWC billed the Registrant aggregate non-audit fees of $92,676 for the fiscal year ended 2009, and $85,868 for the fiscal year ended 2008, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Audit-Related Fees for the fiscal year ended October 31, 2008 includes fees billed for completing agreed-upon procedures related to fund mergers.

(3)	Tax fees for the fiscal year end October 31, 2009 includes fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end October 31, 2008 includes fees billed for reviewing tax returns and consultation services.

Fees Billed by PWC Related to Invesco Aim and Invesco Aim Affiliates
     PWC billed Invesco Aim Advisers, Inc. (“Invesco Aim”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco Aim that provides ongoing services to the Registrant (“Invesco Aim Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco Aim and Invesco Aim Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	Aim and Invesco Aim	Billed Applicable to	Aim and Invesco Aim	Billed Applicable to
	Affiliates for fiscal	Non-Audit Services	Affiliates for fiscal	Non-Audit Services
	year end 2009 That	Provided for fiscal year	year end 2008 That	Provided for fiscal year
	Were Required	end 2009 Pursuant to	Were Required	end 2008 Pursuant to
	to be Pre-Approved	Waiver of Pre-	to be Pre-Approved	Waiver of Pre-
	by the Registrant’s	Approval	by the Registrant’s	Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco Aim and Invesco Aim Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco Aim and Invesco Aim Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2009, and $0 for the fiscal year ended 2008, for non-audit services rendered to Invesco Aim and Invesco Aim Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco Aim and Invesco Aim Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the AIM Funds (the “Funds”)
Last Amended September 18, 2006
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
On an annual basis, A I M Advisors, Inc. (“AIM”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of AIM.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
PwC advised the Funds’ Audit Committee that PwC had identified following matter for consideration under the SEC’s auditor independence rules.
PwC became aware that certain aspects of investment advisory services provided by a PwC network member Firm’s Wealth Advisory Practice to its clients (generally high net worth individuals not associated with Invesco) were inconsistent with the SEC’s auditor independence requirements of the SEC. The technical violations occurred as a result of professionals of the Wealth Advisory Practice making a single recommendation of an audit client’s product to its clients rather than also identifying one or more suitable alternatives for the Wealth Advisory Practice’s client to consider. The Wealth Advisory Practice also received commissions from the fund manager. With respect to Invesco and its affiliates, there were 33 cases of single product recommendation and 20 cases of commissions received totaling approximately £7,000. These violations occurred over a two year period and ended in November 2007.
It should be noted that at no time did The Wealth Advisory Practice recommend products on behalf Invesco and its affiliates. Additionally, members of the audit engagement team were not aware of these violations or services; the advice provided was based on an understanding of the investment objectives of the clients of the Wealth Advisory Practice and not to promote the Company and its affiliates, and the volume and nature of the violations were insignificant. Although PwC received commissions, PwC derived no economic benefit from the commission as any commissions received were deducted from the time based fees charged to the investor client and created no incentive for PwC to recommend the investment.
PwC advised the Audit Committee that it believes its independence had not been adversely affected as it related to the audits of the Funds by this matter. In reaching this conclusion, PwC noted that during the time of its audits, the engagement team was not aware of the services provided and noted the insignificance of the services provided. Based on the foregoing, PwC did not believe this matter affected PwC’s ability to act objectively and impartially and to issue a report on financial statements as the Funds’ independent auditor, and, believes that a reasonable investor with knowledge of all the facts would agree with this conclusion.
Based upon PwC’s review, discussion and representations above, the audit committee, in its business judgment, concurred with PwC’s conclusions in relation to its independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
     Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
     Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
     Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
     Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
     Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
     None

ITEM 11.	CONTROLS AND PROCEDURES.
(a)	As of December 15, 2009, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 15, 2009, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: AIM Investment Funds

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer
Date: January 7, 2010
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer
Date: January 7, 2010

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer
Date: January 7, 2010

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.